                           LSA DISCIPLINED EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                          3100 Sanders Road, Suite M2A
                           Northbrook, Illinois 60062

                                                                February 5, 2003

Dear Contract Owner:

     Enclosed is a combined Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because you held shares of the LSA Disciplined Equity Fund through your variable annuity contract or variable life insurance policy on January 6, 2003.

     The Trust's Board of Trustees has proposed that your fund be combined with the LSA Focused Equity Fund. If shareholders of the LSA Disciplined Equity Fund approve this proposal, LSA Disciplined Equity Fund shares will be exchanged for an equal value of LSA Focused Equity Fund shares, which will result in you holding shares of the LSA Focused Equity Fund through your variable annuity contract or variable life insurance policy.

     The Board of Trustees determined that action should be taken with regard to the LSA Disciplined Equity Fund as a result of its conclusion that underperformance by the LSA Disciplined Equity Fund in comparison to its benchmark could not be corrected. In light of the LSA Disciplined Equity Fund's small asset size, lack of expected asset growth and lack of economies of scale, the Board of Trustees believes that the best option available to shareholders is to combine the LSA Disciplined Equity Fund into the LSA Focused Equity Fund. The LSA Focused Equity Fund is the most appropriate fund because of its compatible investment objectives, strategies and policies, its asset size and its anticipated growth in size. In approving this combination, the Board of Trustees took into consideration the fact that the LSA Focused Equity Fund currently has a higher expense ratio, but when the LSA Disciplined Equity Fund's expense limitation agreement expires on April 30, 2003, the LSA Focused Equity Fund will offer a lower expense ratio than the LSA Disciplined Equity Fund. Accordingly, the Board of Trustees strongly urges you to provide voting instructions for the proposed reorganization.

     The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares you hold through your contract.

     After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganization. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the Internet.

     Thank you for your continued support.

                                           Sincerely,

                                           /s/ John R. Hunter

                                           John R. Hunter
                                           President and Chairman of the Board

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

Q. What are shareholders being asked to vote on at the upcoming special meeting on March 20, 2003?

A. The Board of Trustees of the LSA Variable Series Trust has called the special meeting of the LSA Disciplined Equity Fund shareholders at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the LSA Focused Equity Fund.

Q.   Why did the Board of Trustees approve the Reorganization?

A. The Board of Trustees unanimously approved the Reorganization for a number of reasons. The Board has concluded that the LSA Disciplined Equity Fund will not be successful in meeting its goal of modestly exceeding over the long term the return of the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)Index"). As a result, the Fund is not expected to grow in size and has not reached a size that will produce a reasonable expense ratio without subsidies from LSA Asset Management LLC (the "Manager"). Because of the performance issues resulting from its investment strategy, the insurance companies have determined not to include the LSA Disciplined Equity Fund in future variable insurance products. In addition, the Manager anticipates withdrawing its subsidy of the Fund after the current expense limitation agreement expires on April 30, 2003. As a result, the Board concluded that the LSA Disciplined Equity Fund was not a viable investment option on a long-term basis. The Board, in looking for a replacement investment opportunity, concluded that the LSA Focused Equity Fund was the best long-term alternative.

     The Board recommends that you vote FOR the Reorganization.

Q. What are the differences between the LSA Disciplined Equity Fund and the LSA Focused Equity Fund?

A. Although both the LSA Disciplined Equity Fund and the LSA Focused Equity Fund (each, a "Fund" and collectively, the "Funds") invest in predominately large-size companies, their investment styles are significantly different. The LSA Disciplined Equity Fund is the type of fund often referred to as an "enhanced index fund." It purchases a large number of the stocks contained within the S&P 500(R)Index (which includes both growth and value style companies), with the goal of outperforming the index through the decisions made to deviate the Fund's holdings from the index. The LSA Focused Equity Fund focuses on individual stock selection based upon fundamental analysis and invests primarily in stocks of large-size growth companies. In addition, the LSA Focused Equity Fund invests in significantly fewer stocks at any given time than the LSA Disciplined Equity Fund, which means that the performance of the LSA Focused Equity Fund is more dependent on the performance of each security in which it invests. However, in addition to approving this Reorganization, the Board of Trustees has also approved a change in the investment policies of the LSA Focused Equity Fund, which will increase the number of stocks purchased. This change in investment strategy will lessen some of the differences between the two Funds. As a result of the Reorganization, your investment adviser and portfolio managers will also change. The LSA Focused Equity Fund is advised by Morgan Stanley Investment Management Inc., doing business as Van Kampen, and the LSA Disciplined Equity Fund is advised by J.P. Morgan Investment Management Inc.

Q. What will Focused Equity Fund's investment policies be at the time of the Reorganization?

A. Currently, the LSA Focused Equity Fund is nondiversified, meaning that it generally invests in a limited number of stocks. Generally, the LSA Focused Equity Fund has invested in approximately 35 to 45 stocks. Effective May 1, 2003, however, the LSA Focused Equity Fund will become diversified and will invest in a larger number of stocks at any given time, generally between 75 and 100. In connection with this change, the LSA Focused Equity Fund will change its name to the LSA Equity Growth Fund.

Q.   What are the advantages for LSA Disciplined Equity Fund shareholders?

A. Combining the two Funds will benefit shareholders by allowing them to continue their investment in a Fund with a compatible investment objective and investments in similar types of securities. The combined fund will have a larger asset base and the potential for lower overall expenses. In addition, the Manager currently reduces fees and reimburses expenses of the Funds pursuant to agreements that expire on April 30, 2003. However, the Manager intends to extend the agreement for another year for the LSA Focused Equity Fund but does not intend to do so for the LSA Disciplined Equity Fund.

Q.   What is the timetable for the Reorganization?

A. If approved by shareholders of record at the March 20, 2003 shareholder meeting, the Reorganization is expected to take effect on May 1, 2003. Also, effective on May 1, 2003, the LSA Focused Equity Fund will change its investment strategy and name as discussed above.

Q.   Will I receive new shares in exchange for my current shares?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the LSA Disciplined Equity Fund will exchange their shares for shares of the LSA Focused Equity Fund based upon a specified exchange ratio determined by the respective net asset values of the Funds. You will receive shares of the LSA Focused Equity Fund whose aggregate value at the time of issuance will equal the aggregate value of your LSA Disciplined Equity Fund shares on that date.

Q. Will the Fund have to pay any fees or expenses in connection with the Reorganization?

A.   No. The Manager has agreed to bear the costs of the Reorganization.

Q.   Will the Reorganization create a taxable event for me?

A. No. The Reorganization will have no direct or indirect federal income tax consequences for you.

Q. Can I transfer my LSA Disciplined Equity Fund shares before the Reorganization takes place?

A. Yes. You may transfer your LSA Disciplined Equity Fund shares into shares of any other investment option made available by your variable insurance product.

Q.   After the Reorganization, can I transfer my shares to another option?

A. Yes. You may transfer what would then be your LSA Equity Growth Fund shares into shares of any other investment option made available by your variable insurance product.

Q.   How do I vote my shares?

A. You can provide voting instructions for shares held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q.   What happens if the Reorganization is not approved?

A. If shareholders do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the LSA Disciplined Equity Fund and its shareholders.

                           LSA DISCIPLINED EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 20, 2003

Notice is hereby given that a Special Meeting of Shareholders of LSA Disciplined Equity Fund, a series of the LSA Variable Series Trust (the "Trust"), will be held at 3100 Sanders Road, Northbrook, Illinois 60062, on March 20, 2003 at 10:00 a.m. Central time, for the purposes of considering the proposals set forth below. The proposals, if approved, will result in the transfer of all assets and all liabilities of the LSA Disciplined Equity Fund to the LSA Focused Equity Fund in return for shares of the LSA Focused Equity Fund (the "Reorganization"). The LSA Disciplined Equity Fund will then be terminated as soon as reasonably practicable thereafter.

Proposal 1:    To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all assets and all liabilities of the LSA Disciplined Equity Fund in exchange for LSA Focused Equity Fund shares, and the shares so received will be distributed to shareholders of the LSA Disciplined Equity
               Fund.

Proposal 2:    The transaction of such other business as may properly be brought before the meeting.

     Shareholders of record of the LSA Disciplined Equity Fund as of the close of business on January 6, 2003 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the meeting or any adjournment of the meeting.

     CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION FORM. YOU MAY EXECUTE THE VOTING INSTRUCTION FORM USING THE METHODS DESCRIBED THEREIN. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION FORM OR BY ATTENDING THE MEETING AND PROVIDING VOTING INSTRUCTIONS IN PERSON.

                                             By Order of the Board of Trustees

                                             /s/ John R. Hunter

                                             John R. Hunter
                                             President and Chairman of the Board
                                             LSA Variable Series Trust

February 5, 2003

                           PROXY STATEMENT/PROSPECTUS

                             DATED JANUARY 22, 2003

           RELATING TO THE ACQUISITION OF LSA DISCIPLINED EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

            BY AND IN EXCHANGE FOR SHARES OF LSA FOCUSED EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-6461

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the LSA Variable Series Trust (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the LSA Disciplined Equity Fund, to be held on Thursday, March 20, 2003 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. At the Meeting, shareholders of the LSA Disciplined Equity Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of all assets and all liabilities of the LSA Disciplined Equity Fund to the LSA Focused Equity Fund (each, a "Fund" and collectively, the "Funds"), a series of the Trust, in return for shares of the LSA Focused Equity Fund (the "Reorganization"). The LSA Disciplined Equity Fund will then be terminated as soon as reasonably practicable thereafter.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the LSA Disciplined Equity Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 22, 2003, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the LSA Disciplined Equity Fund and the LSA Focused Equity Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062, or by calling collect 847-402-6461.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Reorganization Plan provides that the LSA Disciplined Equity Fund will transfer all assets and all liabilities to the LSA Focused Equity Fund in exchange for shares of the LSA Focused Equity Fund, in an amount equal in value to the aggregate net assets of the LSA Disciplined Equity Fund. These transfers are expected to occur at 4:00 p.m. Eastern time (the "Effective Time") on May 1, 2003 (the "Closing Date").

     Immediately after the transfer of the LSA Disciplined Equity Fund's assets and liabilities, the LSA Disciplined Equity Fund will make a liquidating distribution to its shareholders of the LSA Focused Equity Fund's shares received, so that a holder of shares in the LSA Disciplined Equity Fund at the Effective Time of the Reorganization will receive a number of shares of the LSA Focused Equity Fund with the same aggregate value as the shareholder had in the LSA Disciplined Equity Fund immediately before the Effective Time. At the Effective Time, shareholders of the LSA Disciplined Equity Fund will become shareholders of the LSA Focused Equity Fund. The LSA Disciplined Equity Fund will then be terminated as soon as reasonably practicable thereafter.

     The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). LSA Asset Management LLC (the "Manager") is the manager of the Funds. J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser of the LSA Disciplined Equity Fund and Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen"), is the investment adviser of the LSA Focused Equity Fund.

     For more information about the Funds and their investments, see the Funds' statement of additional information dated May 1, 2002, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the Funds participating in the Reorganization. No other parts of the statement of additional information are incorporated herein. Copies of the statement of additional information are available upon request and without charge by calling collect 847-402-6461.

     The LSA Disciplined Equity Fund is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the LSA Disciplined Equity Fund. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the meeting. Therefore, this Proxy Statement/Prospectus is provided to contract owners entitled to give voting instructions regarding the LSA Disciplined Equity Fund. This Proxy Statement/Prospectus, the Notice of Special Meeting and the voting instruction form are expected to be sent to contract owners on or about February 5, 2003.

                                TABLE OF CONTENTS

                                                                                          PAGE
SYNOPSIS                                                                                    1
PRINCIPAL RISKS                                                                             6
MANAGER AND ADVISERS                                                                        6
PORTFOLIO MANAGERS                                                                          7
INVESTMENT MANAGEMENT ARRANGEMENTS                                                          7
INFORMATION RELATING TO THE REORGANIZATION                                                  7
FEDERAL INCOME TAXES                                                                        8
CAPITALIZATION                                                                              8
DESCRIPTION OF THE SHARES TO BE ISSUED                                                      9
MORE INFORMATION ABOUT LSA FOCUSED EQUITY FUND                                              9
ADDITIONAL INFORMATION                                                                     13
BOARD CONSIDERATIONS                                                                       13
VOTING MATTERS                                                                             14
FINANCIAL HIGHLIGHTS                                                                       17
OTHER BUSINESS                                                                             18
SHAREHOLDER INQUIRIES                                                                      18
Exhibit A - Agreement and Plan of Reorganization
Exhibit B - Management's Discussion of the LSA Focused Equity Fund's Performance
Exhibit C - Management's Discussion of the LSA Disciplined Equity Fund's Performance

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and purchase, redemption and transfer procedures of the LSA Disciplined Equity Fund with those of the LSA Focused Equity Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully.

THE REORGANIZATION

     BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the LSA Disciplined Equity Fund will transfer all assets and all liabilities to the LSA Focused Equity Fund in exchange for shares of the LSA Focused Equity Fund. The LSA Disciplined Equity Fund will distribute the LSA Focused Equity Fund shares that it receives to its shareholders. The LSA Disciplined Equity Fund will then be terminated as soon as practicable thereafter. The result of the Reorganization is that shareholders of the LSA Disciplined Equity Fund will become shareholders of the LSA Focused Equity Fund.

     The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on December 4, 2002. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of each Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE LSA DISCIPLINED EQUITY FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

     TAX CONSEQUENCES. Although the Reorganization has not been structured as a tax-free reorganization for U.S. federal income tax purposes, the Reorganization will have no direct or indirect tax consequences to individual contract owners because the interests in the Fund are held through variable annuity or variable life insurance contracts.

     DISTRIBUTIONS. Before the Reorganization, the LSA Disciplined Equity Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. Although the investment objectives and policies of the LSA Focused Equity Fund and the LSA Disciplined Equity Fund are compatible, there are substantial differences between the Funds. Therefore, an investment in the LSA Focused Equity Fund may involve investment risks that differ in some respects from those of the LSA Disciplined Equity Fund. For a more complete discussion of the risks associated with the respective Funds, see "PRINCIPAL RISKS" below.

THE TRUST

     Each Fund is a series of the Trust. The Trust is an open-end, management investment company. It was organized as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999.

PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Funds by showing how the Funds' performance changes from year to year and how each Fund's performance compares with broad-based indices

(which, unlike the Funds, do not have any fees or expenses). The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the indices vary over time, and past performance is not necessarily indicative of future results.

[CHART]

LSA FOCUSED EQUITY FUND
TOTAL RETURN FOR EACH CALENDAR YEAR

2000     -11.82%
2001     -15.44%
2002     -29.81%

The best calendar quarter return during the periods shown above was 12.01% in the 1st quarter of 2000; the worst calendar quarter return was -18.53% in the 1st quarter of 2001.

[CHART]

LSA DISCIPLINED EQUITY FUND
TOTAL RETURN FOR EACH CALENDAR YEAR

2000     -11.05%
2001     -11.87%
2002     -25.26%

The best calendar quarter return during the periods shown above was 10.96% in the 4th quarter of 2001; the worst calendar quarter return was -17.84% in the 3rd quarter of 2002.

     The following table compares the performance of the Funds to their benchmarks. As an enhanced index fund, the LSA Disciplined Equity Fund should slightly outperform the S&P 500 Index over the longer term. However, its performance since inception is less than that of the S&P 500 Index. This demonstrates that it is not fulfilling its enhanced index investment strategy. The performance of the LSA Focused Equity Fund also lags that of the S&P 500 Index. However, since the LSA Focused Equity Fund invests primarily in growth oriented equity securities of companies with large market capitalizations, the Russell 1000 Growth Index is a more comparable benchmark. The LSA Focused Equity Fund has outperformed the Russell 1000 Growth Index since inception. Therefore, the LSA Focused Equity Fund has better relative performance to its style specific benchmark, the Russell 1000 Growth Index, than the LSA Disciplined Equity Fund has compared to its benchmark, the S&P 500 Index.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2002

                                                                 SINCE
                     FUND/INDEX                 ONE YEAR       INCEPTION*
             ---------------------------        --------       ----------
             LSA Focused Equity Fund             -29.81%         -13.18%
             LSA Disciplined Equity Fund         -25.26%         -12.22%

             Russell 1000 Growth Index**         -27.88%         -16.56%
             S&P 500 Index***                    -22.09%          -9.74%

----------
* The Funds' inception date is October 1, 1999. Index comparison began on September 30, 1999.

** The Russell 1000 Growth Index is the LSA Focused Equity Fund's benchmark index. Since the LSA Focused Equity Fund is managed with a large cap growth style, its performance can be better evaluated by comparing it to the Russell 1000 Growth Index rather than the S&P 500 Index. The returns of the S&P 500 Index are also shown above. The Russell 1000 Growth Index includes the stocks of the Russell 1000 Index, an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization, with higher price-to-book ratios and higher forecasted growth values.

*** The S&P 500 Index is the LSA Disciplined Equity Fund's benchmark index. The
    S&P 500 Index, a widely recognized benchmark for large cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

FEES AND EXPENSES

     The following comparative fee table shows the fees for each Fund as of June 30, 2002. The pro forma table shows the LSA Focused Equity Fund's fees assuming that the Reorganization is approved.

The pro forma management fee of the LSA Focused Equity Fund is higher than the management fee of the LSA Disciplined Equity Fund. Although the pro forma net expenses of the LSA Focused Equity Fund are higher than the net expenses of the LSA Disciplined Equity Fund, they are lower than the total annual operating expenses for the LSA Disciplined Equity Fund, which more closely reflect the expense ratio that would exist following the expiration of the expense limitation agreement on April 30, 2003. The table does not reflect fees associated with a separate account that invests in the Funds or any variable annuity or variable life insurance contract for which the Funds are investment options.

                                  FUND EXPENSES

     Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                 PRO FORMA -
                                       LSA FOCUSED        LSA DISCIPLINED        LSA FOCUSED
                                       EQUITY FUND          EQUITY FUND          EQUITY FUND
                                       -----------        ---------------        -----------
         Management Fees                  0.95%                0.75%                0.95%
         Other Expenses                   2.91%                2.01%                1.53%
         Total Annual Operating
            Expenses                      3.86%                2.76%                2.48%
         Expense Reimbursement(1)         2.61%                1.71%                1.23%
         Net Expenses(1)                  1.25%                1.05%                1.25%

----------
(1) The Manager has agreed to reduce its fees or reimburse the Funds' expenses so that a Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). The Manager is contractually obligated to continue this arrangement through April 30, 2003. The Manager has agreed to extend this arrangement through April 30, 2004 for the LSA Focused Equity Fund. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances through the middle of 2005, the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit.

                                     EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. The example assumes that the expense limitation arrangements described in the expense table above are in effect through April 30, 2003 for the LSA Disciplined Equity Fund and through April 30, 2004 for the LSA Focused Equity Fund. It uses the same assumptions that other funds use in their prospectuses:

     -    $10,000 initial investment

     -    5% return for each year

     -    each Fund's operating expenses remain the same for each period

     -    redemption after the end of each period

     -    reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                          FUND                      1 YEAR       3 YEARS      5 YEARS      10 YEARS
         -----------------------------------        ------       -------      -------      --------
         LSA Focused Equity Fund                    $  127       $ 1,178      $ 1,986      $ 4,087
         LSA Disciplined Equity Fund                $  279       $   856      $ 1,459      $ 3,090
         Pro Forma - LSA Focused Equity Fund        $  127       $   773      $ 1,321      $ 2,816

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     This section will help you compare the investment objectives and principal investment strategies of the LSA Focused Equity Fund with the LSA Disciplined Equity Fund. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

     While the Funds have compatible investment objectives and invest in similar types of securities, there are significant differences. The LSA Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The LSA Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). Each Fund's investment objective may be changed without a shareholder vote. Each Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. For the LSA Focused Equity Fund, such equity securities generally consist of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The LSA Focused Equity Fund invests primarily in companies with market capitalizations of $10 billion or more but may also invest in smaller companies. For the LSA Disciplined Equity Fund, such equity securities consist of large and medium size U.S. companies contained in the S&P 500. As of December 31, 2002, the S&P 500 included companies with capitalizations between approximately $279 million and $276 billion. Within industries, the LSA Disciplined Equity Fund's assets are invested so that the Fund's industry exposure is similar to that of the S&P 500.

     The LSA Focused Equity Fund invests in securities of companies that its Adviser believes possess above-average potential for capital appreciation and have strong earnings potential. The Adviser of the LSA Focused Equity Fund focuses on companies believed to have strong free cash flow potential, consistent or rising earnings growth records and compelling business strategies. The Adviser's focus on individual security selection may result in an emphasis on particular industry sectors. The Adviser of the LSA Disciplined Equity Fund modestly emphasizes stocks within each industry that the Adviser identifies as being undervalued or fairly valued and modestly underweights or does not hold stocks that appear overvalued. By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of the index, the LSA Disciplined Equity Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

     The LSA Disciplined Equity Fund is diversified and the LSA Focused Equity Fund is currently non-diversified, meaning that it generally invests in securities of a limited number of issuers. However, effective May 1, 2003 (which is also the Closing Date of the Reorganization), the LSA Focused Equity Fund will also become diversified. As a result of this change, the LSA Focused Equity Fund will generally invest in 75 to 100 issuers at any given time. Also in connection with this change, the LSA Focused Equity Fund will change its name to the Equity Growth Fund.

     Each Fund may invest in foreign securities. The LSA Focused Equity Fund currently does not anticipate investing more than 25% of its assets in such securities. The LSA Disciplined Equity Fund may invest up to 20% of its assets in foreign securities, including depositary receipts, New York shares and foreign securities contained in the S&P 500. Each Fund may also use derivatives to hedge investments and potential investments, manage risks or to manage interest or currency-sensitive assets. In addition, each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

     The Funds have substantially similar fundamental investment restrictions which may not be changed without a shareholder vote, except that currently the LSA Disciplined Equity Fund has an additional fundamental investment restriction regarding diversification. Effective May 1, 2003, the LSA Focused Equity Fund will have an identical fundamental investment restriction regarding diversification, since it intends to operate as a diversified fund at that time. In addition, the LSA Focused Equity Fund does not have a fundamental investment restriction regarding concentrations. Although the LSA Focused Equity Fund may concentrate its assets in a particular industry or group of industries, it has no present intention of doing so.

     As a result of the Reorganization, shareholders of the LSA Disciplined Equity Fund will become shareholders of a Fund that focuses on individual security selection instead of an "enhanced index fund" that only invests in securities contained in the S&P 500. In addition, shareholders will move from a Fund that owns a large number of stocks (typically 225 to 250) to a Fund that owns a smaller number of stocks (expected to be from 75 to 100 beginning May 1, 2003). Accordingly, as a result of the Reorganization, the LSA Disciplined Equity Fund will have to sell certain securities when it would normally hold such securities.


PURCHASE AND REDEMPTION PROCEDURES

     You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific mutual funds as underlying investment options for your contract and how to redeem monies from such funds.

     Orders received by the Funds are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of each Fund at the Fund's net asset value ("NAV") per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the value of each Fund's assets, minus all liabilities, by the number of the Fund's outstanding shares.

     The Funds' investments are valued based on market value or, if no market value is available, based on fair value as determined under guidelines set by the Board. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

TRANSFER PRIVILEGES

     You may transfer assets between the LSA Funds or other funds offered by your variable annuity or variable life insurance product consistent with timely receipt by the insurance company of all information necessary to process transfer requests. The Funds may limit or terminate these transfer privileges at any time.

DIVIDEND POLICIES

     The Funds intend to distribute all of their income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds.

                                 PRINCIPAL RISKS

     Because both Funds invest in equity securities of large-size companies, an investment in the LSA Focused Equity Fund is subject to many of the same risks as an investment in the LSA Disciplined Equity Fund. Both Funds are subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. Each Fund is also subject to the risk that returns from stocks of large-size companies (and medium-size companies for the LSA Disciplined Equity Fund) may not perform as well as other types of investments. Poor stock selection may also cause either Fund to underperform when compared with other funds with similar objectives. In addition, each Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

     The LSA Focused Equity Fund is subject to the additional risk associated with growth-oriented companies, which may underperform relative to other market sectors. In addition, although the LSA Focused Equity Fund will no longer operate as a non-diversified fund as of the Closing Date of the Reorganization, the LSA Focused Equity Fund will still invest in a fewer number of stocks than the LSA Disciplined Equity Fund and its value could decrease significantly if one or more of its investments performs poorly. Consistent with its investment policies, the LSA Focused Equity Fund may also engage in active trading without regard to the effect on portfolio turnover, which could cause the Fund to have lower performance.

     As a result of the Reorganization, shareholders of the LSA Disciplined Equity Fund will become shareholders of a Fund subject to the risks of large-size, growth-oriented companies instead of a Fund with risk characteristics similar to the S&P 500. In addition, the performance of the LSA Focused Equity Fund is dependent on a fewer number of stocks than the LSA Disciplined Equity Fund and the performance of the LSA Focused Equity Fund may be more volatile as a result.

                              MANAGER AND ADVISERS

     LSA Asset Management LLC (the "Manager"), the investment manager to the Funds, is a wholly-owned subsidiary of Allstate Life Insurance Company ("ALIC"). The Manager, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager carefully selects other professional investment managers (each, an "Adviser" and collectively, the "Advisers") to carry out the day-to-day management of each Fund.

     Morgan Stanley Investment Management Inc. ("MSIM"), doing business as Van Kampen ("Van Kampen"), the adviser to the LSA Focused Equity Fund, is a direct subsidiary of Morgan Stanley. MSIM, located at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.

     J.P. Morgan Investment Management Inc. ("JPMIM"), the adviser to the LSA Disciplined Equity Fund, is a wholly-owned subsidiary of J.P. Morgan Chase & Co. JPMIM, located at 522 Fifth Avenue, New York, New York 10036, manages employee benefit funds of corporations, labor unions and state and local governments, and the accounts of other institutional investors, including investment companies.

                               PORTFOLIO MANAGERS

     The LSA Focused Equity Fund is managed by Van Kampen's Large Cap Growth team. Current members of the team include William S. Auslander, Managing Director, and Jeffrey L. Alvino, Executive Director. Investment decisions for the LSA Disciplined Equity Fund are made by a team of portfolio managers and analysts led by Nanette Buziak, Timothy Devlin and Jonathan Golub.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The Manager provides investment management services to each Fund pursuant to a Management Agreement. The Manager directs and supervises each Adviser, reviews and evaluates the performance of each Adviser and determines whether any Adviser should be replaced. Under the Management Agreement, the Manager is entitled to management fees of 0.95% and 0.75% of average daily net assets of the LSA Focused Equity Fund and LSA Disciplined Equity Fund, respectively.

     The Manager has agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently, this limit is set so that each Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"). The Manager is contractually obligated to continue this arrangement through April 30, 2003 for the Funds. The Manager has agreed to extend this arrangement through April 30, 2004 for the LSA Focused Equity Fund, but does not intend to do so for the LSA Disciplined Equity Fund. Under certain circumstances through the middle of 2005 the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. For the fiscal year ended December 31, 2001, the Manager reimbursed the full amount of its fee and therefore received $0 from each Fund.

     The Manager has entered into separate advisory agreements with each Adviser pursuant to which the Manager has appointed each Adviser to carry out the day-to-day investment and investment of the assets of the relevant Fund. The Manager compensates the Advisers from the management fee it receives or its own resources. No additional management fees are paid by the Funds to the Advisers.

                   INFORMATION RELATING TO THE REORGANIZATION

     DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about
May 1, 2003.

     The Reorganization Plan provides that all assets and all liabilities of the LSA Disciplined Equity Fund will be transferred to the LSA Focused Equity Fund at 4:00 p.m. Eastern Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the LSA Focused Equity

Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to the LSA Disciplined Equity Fund equal in value to the aggregate net asset value of the LSA Disciplined Equity Fund calculated immediately before the Effective Time of the Reorganization.

     Following the transfer of assets and liabilities in exchange for LSA Focused Equity Fund shares, the LSA Disciplined Equity Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all the shares of the LSA Focused Equity Fund so received. Shareholders of the LSA Disciplined Equity Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the LSA Focused Equity Fund with the same aggregate value as each such shareholder had in the LSA Disciplined Equity Fund immediately before the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the LSA Disciplined Equity Fund's shareholders on the share records of the LSA Focused Equity Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the LSA Focused Equity Fund due to the shareholders of the LSA Disciplined Equity Fund. The LSA Disciplined Equity Fund then will be terminated. Shares of the LSA Focused Equity Fund to be issued will have no preemptive or conversion rights.

     The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the LSA Disciplined Equity Fund's shareholders. The Reorganization Plan may be terminated on or before the Closing Date, if the closing does not occur on the Closing Date or such later date as the parties agree, unless the failure to close the Reorganization is a result of a willful and material breach of the Reorganization Plan by the party seeking to terminate it, or by written agreement of each party to the Reorganization Plan.

     COSTS OF REORGANIZATION. The Funds' reorganization expenses will be paid by the Manager and/or its affiliates. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs; (g) brokerage costs associated with liquidating holdings in the LSA Disciplined Equity Fund that are not appropriate for transfer into the LSA Focused Equity Fund and brokerage costs associated with investing cash received by the LSA Focused Equity Fund in connection with the Reorganization; and (h) other related administrative or operational costs. The Funds will not pay any of these expenses.

                              FEDERAL INCOME TAXES

     The Reorganization is not intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). However, the Reorganization will have no direct or indirect tax consequences to individual contract owners. The tax treatment of the Funds is identical. Both seek to qualify as regulated investment companies under the Code. This means that neither Fund expects to pay any federal income taxes. YOU SHOULD REFER TO THE PROSPECTUS FOR YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT FOR A DISCUSSION OF THE TAX CONSEQUENCES OF THAT CONTRACT FOR YOU.

                                 CAPITALIZATION

     The following table sets forth, as of September 30, 2002, the capitalization of each Fund and the pro forma combined capitalization of the LSA Focused Equity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                   NET ASSET VALUE              SHARES
               FUND                            NET ASSETS             PER SHARE               OUTSTANDING
-----------------------------------         ---------------        ---------------           -------------
LSA Focused Equity Fund                     $  5,178,630.70             $ 5.73                  903,348.44
LSA Disciplined Equity Fund                 $  9,206,855.56             $ 5.94                1,549,788.64
Pro Forma - LSA Focused Equity Fund         $ 14,385,459.26             $ 5.73                2,509,379.53

                     DESCRIPTION OF THE SHARES TO BE ISSUED

     The LSA Focused Equity Fund is a series of the Trust, an open-end management investment company formed as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999. The Trust is authorized to issue an unlimited number of shares of beneficial interest, from an unlimited number of series of shares. Currently, the Trust consists of 12 separate investment series. The Board has the authority to divide the shares of the series of the Trust into classes.

     Each share of a series of the Trust represents an interest that is equal and proportionate with each other share of that series. Shareholders of a series are entitled to vote on a dollar-weighted basis, which means that shareholders vote their shares multiplied by the per share net asset value on the record date. With respect to shareholder voting and the powers and conduct of the Board, there are no differences between the rights of shareholders of the LSA Focused Equity Fund and the rights of shareholders of the LSA Disciplined Equity Fund.

                 MORE INFORMATION ABOUT LSA FOCUSED EQUITY FUND

INVESTMENT STRATEGIES

     The LSA Focused Equity Fund follows a distinct set of investment strategies. The LSA Focused Equity Fund is considered an "Equity Fund" because it invests primarily in equity securities. The LSA Focused Equity Fund may change its investment objectives without shareholder approval in accordance with applicable law. All percentage limitations relating to the LSA Focused Equity Fund's investment strategies are applied at the time the LSA Focused Equity Fund acquires a security. The LSA Focused Equity Fund will normally invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Shareholders of the LSA Focused Equity Fund will receive 60 days' notice prior to any change in this non-fundamental investment policy. The return on an investment in the LSA Focused Equity Fund will be based primarily on the risks and rewards relating to equity securities.

     EQUITY SECURITIES. The LSA Focused Equity Fund will invest in equity securities. There are various types of equity securities such as common stocks, preferred stocks, depositary receipts, rights and warrants. In addition, the Fund may treat debt instruments which are "convertible" into equity as equity securities (or as debt securities). However, it is expected that the LSA Focused Equity Fund's equity investments will be primarily in common stocks.

     Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company has made all required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or progress.

     As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

     The LSA Focused Equity Fund may invest in equity securities of U.S. and foreign companies. Investments in foreign securities present special risks and other considerations. These are discussed below under the heading "Foreign Securities."

     SMALL CAP AND UNSEASONED COMPANIES. The LSA Focused Equity Fund may invest in small cap companies. Small cap companies typically include those companies included in the Russell 2000(R) Index. As of December 31, 2001, the largest company in the Russell 2000 Index had a market capitalization of $3.0 billion. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals than larger more established companies with the result that the value of their stock could decline significantly. These companies are less likely to survive than larger more established companies since they are often dependent upon a small number of products any may have limited financial resources.

     Small or unseasoned companies often experience a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the LSA Focused Equity Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Further, there may be less publicly available information about small or unseasoned companies. As a result, when making a decision to purchase a security for the LSA Focused Equity Fund, Van Kampen may not be aware of some problems associated with the company issuing the security. In addition, transaction costs for these investments are often higher than those of investments in larger capitalization companies. Investments in small cap companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

     MID CAP COMPANIES. The LSA Focused Equity Fund may invest in mid cap companies. Mid cap companies typically include those companies included in the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") or the Russell Midcap(R) Index. As of December 31, 2001, the market capitalizations of the largest companies in the S&P MidCap 400 and Russell MidCap Index were $10.5 billion and $15.7 billion, respectively. Mid cap companies have similar risks as small cap companies but to a lesser degree.

     DEBT SECURITIES. The LSA Focused Equity Fund may have a portion of its assets invested in debt securities. Convertible debt securities may be considered equity or debt securities, and, in either event, they possess many of the attributes and risks of debt securities. A prospective investor in the LSA Focused Equity Fund should be aware of the risks associated with investing in debt securities.

     Debt securities can generally be classified into two categories as follows:
(1) "investment grade" debt securities and (2) "non-investment grade" debt securities (also known as "junk bonds"). Investment grade debt securities are those which are rated within the four highest rating categories of a nationally recognized rating organization (or if unrated, securities of comparable quality as determined by Van Kampen). A discussion of several different ratings services appears in an Appendix to the Fund's SAI dated May 1, 2002. Investment grade debt securities are considered to have less risk of issuer default than non-investment grade debt securities. However, investment grade debt securities will generally have a lower yield than non-investment grade debt securities. Debt securities in the fourth highest rating category are viewed as having adequate capacity for payment of interest and repayment of principal, but do have speculative characteristics and involve a higher degree of risk than that associated with investments in debt securities in the three higher rating categories.

     Money market instruments are short-term high quality debt securities. They are the highest investment grade quality and therefore carry the lowest risk of issuer default. Some common types of money market instruments include U.S. Treasury bills and notes, commercial paper, banker's acceptances and negotiable certificates of deposit. The LSA Focused Equity Fund may invest in money market instruments and other types of debt securities as a cash reserve.

     Debt securities that are rated below the four highest categories (or unrated securities of comparable quality determined by Van Kampen) are known as "junk bonds." Junk bonds are considered to be of poor standing and predominantly speculative. Junk bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default.

     Junk bonds may be subject to substantial market fluctuations. They are also subject to greater risk of loss of income and principal than investment-grade securities. There may be less of a market for junk bonds and therefore they may be harder to sell at a desirable price.

     FOREIGN SECURITIES. The LSA Focused Equity Fund may invest up to 100% in foreign securities, though the Fund presently does not anticipate investing over 25% of assets in foreign securities. Foreign securities also include securities of issuers in emerging market countries and securities quoted in foreign currencies. The LSA Focused Equity Fund also may invest in depositary receipts, which are generally certificates issued by a domestic or foreign bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or a non-U.S. branch of a U.S. bank. The LSA Focused Equity Fund also may invest in New York shares. Like depositary receipts, New York shares are normally listed on U.S. exchanges and represent share capital of a foreign issuer in circulation in the U.S. However, New York shares differ from depositary receipts in that they allow a non-U.S. issuer the means to have a portion of its capital outstanding in the U.S. and a portion outstanding in the issuer's home market. New York shares are issued by a U.S. transfer agent and registrar on behalf of the non-U.S. issuer.

     Even with respect to U.S. issuers, such issuers may have substantial non-U.S. activities, and thus face similar risks as foreign issuers. Conversely, certain foreign issuers may also have significant U.S. activities and may face the same risks as U.S. issuers with regard to those activities.

     Foreign equity and debt securities generally have the same risk characteristics as U.S. equity and debt securities. However, they also present a number of additional risks and considerations that are not associated with U.S. investments. For example, investments in foreign securities may subject the LSA Focused Equity Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the LSA Focused Equity Fund from selling its investments and taking money out of the country. Foreign investments may also be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. In addition, foreign securities may not be as liquid as U.S. securities which could result in the LSA Focused Equity Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than

U.S. companies. Investments in foreign securities may cause the LSA Focused Equity Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates. In addition, there may be higher brokerage commissions and custodial costs incurred by investing in foreign securities.

     DERIVATIVES. Derivatives may be used by the LSA Focused Equity Fund to hedge investments and potential investments, manage risks, or to manage interest or currency-sensitive assets. Derivatives are financial instruments designed to achieve a particular economic result when the price of an underlying security, index, interest rate, commodity, or other financial instrument changes. However, hedging techniques may not always be available to the LSA Focused Equity Fund, and it may not always be feasible for the LSA Focused Equity Fund to use hedging techniques even when they are available. The LSA Focused Equity Fund may also enter into certain derivative transactions to enhance total return. For example, the LSA Focused Equity Fund may, in lieu of purchasing the underlying assets, enter into futures contracts on stock indices or options on such futures contracts. Derivatives can subject the LSA Focused Equity Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options, and swaps.

     Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Future contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

     Options differ from forwards and futures in that the buyer of the option has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (depending on the type of option) the underlying security, prior to the expiration date of the option at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders, for a fee, to reduce their exposure to interest rate swings.

     A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

     Derivatives involve special risks. If Van Kampen judges market conditions incorrectly or employs a strategy that does not correlate well with the LSA Focused Equity Fund's investments, these techniques could result in a loss. These techniques may increase the Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk assumed. Further, there is a potential for illiquidity of the markets for derivative instruments, which could also result in a loss. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

     TEMPORARY DEFENSIVE STRATEGIES. The LSA Focused Equity Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, the LSA Focused Equity Fund may not be actively pursuing its investment goals, may not achieve its investment objective and may have up to 100% of its assets invested in preferred stocks, investment-grade debt instruments, short-term debt securities, money market instruments, or cash.

OTHER INVESTMENT RISKS

     LIQUIDITY RISK. In addition to the primary risks described above, the LSA Focused Equity Fund is subject to liquidity risk. This is the risk that the LSA Focused Equity Fund will not be able to timely pay redemption proceeds because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

     PORTFOLIO TURNOVER. Consistent with the LSA Focused Equity Fund's investment policies, the Fund may engage in active trading without regard to the effect on portfolio turnover. Funds with relatively higher portfolio turnover (e.g., 100% or more per year) also incur relatively greater transaction costs, which could cause the LSA Focused Equity Fund to have lower performance.

                             ADDITIONAL INFORMATION

     Additional information about the Funds is included in the Statement of Additional Information for the Funds dated May 1, 2002, which is available upon request and without charge by calling collect 847-402-6461.

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

     FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

     The financial statements of the Funds are contained in the Funds' annual report to shareholders for the fiscal year ended December 31, 2001 and have been audited by Deloitte & Touche LLP, their independent auditors. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Funds participating in the Reorganization, and not to any other Funds that are described therein. The Funds will furnish, without charge, a copy of their most recent Semi-Annual Report succeeding such Annual Report on request. Requests should be directed to the Funds at 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062, or by calling collect 847-402-6461.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

     At a meeting held on December 4, 2002, the Board of Trustees of the Trust, including the trustees who are not "interested persons" (within the meaning of the 1940 Act) (the "Independent Trustees"), were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the LSA Focused Equity Fund and any changes in fees to be paid or borne by shareholders of the Funds (directly or indirectly) after the Reorganization; (e) the potential economies of scale to be gained from the

Reorganization; (f) any direct or indirect federal income tax consequences to the shareholders of the Funds; (g) the fact that the LSA Focused Equity Fund will assume all the liabilities of the LSA Disciplined Equity Fund; (h) the fact that the Reorganization expenses incurred by the Funds will not be borne by the Funds; (i) the fact that the Manager will not extend the currently effective expense limitation agreement for the LSA Disciplined Equity Fund beyond April 30, 2003; and (j) the fact that the services to be provided to shareholders of the Funds after the Reorganization would remain the same. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving the Reorganization Plan. In considering the Reorganization, the Independent Trustees were advised by independent legal counsel.

     At the meeting, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

     The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board had been monitoring the underperformance of the LSA Disciplined Equity Fund and concluded that the Fund would not be successful in meeting its goals of modestly exceeding, over the long term, the return of the S&P 500(R) Index. The Board concluded that, given the investment strategy of the Fund (which was to make modest deviations from the index structure), it was unlikely that an investment adviser would be able to generate sufficient returns above the index to produce returns that, after the deduction of fees, were greater than the index. As a result, the Board concluded that the LSA Disciplined Equity Fund's strategy did not present a viable investment option on a long-term basis.

     After reviewing alternative investment opportunities, the Board, including the Independent Trustees, concluded that the proposed Reorganization was the best course available to the LSA Disciplined Equity Fund. In reaching that conclusion, the Board noted the small size of the Fund and the fact that the Fund was unlikely to grow in size, given the decision of the insurance companies not to offer the Fund in new insurance contracts due to the Fund's performance. In addition, the Board concluded that, upon the termination of the expense limitation agreement for the LSA Disciplined Equity Fund in April 2003, the actual expense ratio of the LSA Disciplined Equity Fund would be higher than that of the LSA Focused Equity Fund. The Board also noted that the Funds would not bear any expenses in connection with the Reorganization. Based upon the expected lower expense ratios after April 2003 and the fact that the Funds will not bear any costs associated with the Reorganization, the Board, including all the Independent Trustees, concluded that the interests of existing shareholders would not be diluted as a result of the Reorganization.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                                 VOTING MATTERS

     GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of the Trust on behalf of Allstate Life Insurance Company and other affiliated insurance companies. It is expected that the solicitation of voting instructions will be primarily by mail. Officers and service contractors of the LSA Disciplined Equity Fund may also solicit voting instructions by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by the Manager or an affiliate.

     VOTING RIGHTS AND REQUIRED VOTE. As discussed above, shares of the LSA Disciplined Equity Fund are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies. Accordingly, as of the Record Date, shares of the LSA Disciplined Equity Fund were held by insurance company separate accounts as depositors for contract owners. Contract owners have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., pass-through voting). The insurance company must vote the shares of the LSA Disciplined Equity Fund held in its name as directed. If an insurance company does not receive voting instructions from all of the contract owners, it will vote all of the shares in the relevant separate account in the same proportion as the shares for which it has received instructions from contract owners (i.e., echo voting).

     Shareholders of the LSA Disciplined Equity Fund are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the LSA Disciplined Equity Fund owned on the Record Date and each fractional share is entitled to a proportional fractional vote on the same basis. A majority of the outstanding shares of the LSA Disciplined Equity Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy; or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

     Contract owners may instruct how to vote the shares held under your contract by filling out and signing the enclosed voting instruction form and returning it in the postage paid envelope provided. Contract owners may also communicate their voting instructions by telephone or by the Internet. To communicate voting instructions by telephone, contract owners should have their voting instruction forms available and dial the toll-free number that appears on the voting instruction form. Enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. To communicate voting instructions using the Internet, contract owners should have their voting instruction forms available, go to the website www.proxyweb.com, enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. Contract owners who communicate voting instructions by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person. With respect to telephonic or Internet voting instructions, the LSA Disciplined Equity Fund and its agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying contract owner information, recording the contract owner's instructions and confirming to the contract owner after the fact.

     Shares represented by a properly executed voting instruction form will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the entities named on the voting instruction form will vote in accordance with their best judgment. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares of the LSA Disciplined Equity Fund present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by the Manager.

     RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the LSA Disciplined Equity Fund at the close of business on January 6, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, 1,725,549.575 shares were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     LSA FOCUSED EQUITY FUND. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the LSA Focused Equity Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Focused Equity Fund:

                                                        PERCENTAGE              TYPE OF
                   NAME AND ADDRESS                     OWNERSHIP              OWNERSHIP
         -------------------------------------        --------------          -----------
         Allstate Financial Advisors Separate             55.04%                 Record
         Account 1
         3075 Sanders Road
         Northbrook, Illinois 60062-7127

         Lincoln Benefit Life Variable Life               43.95%                 Record
         Account
         Lincoln Benefit Life Variable Annuity
         Account
         2940 South 84th Street
         Lincoln, Nebraska 68506

     LSA DISCIPLINED EQUITY FUND. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the LSA Disciplined Equity Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Disciplined Equity
Fund:

                                                        PERCENTAGE              TYPE OF
                   NAME AND ADDRESS                     OWNERSHIP              OWNERSHIP
         -------------------------------------        --------------          -----------
         Allstate Financial Advisors Separate             59.37%                 Record
         Account 1
         3075 Sanders Road
         Northbrook, Illinois 60062-7127

         Lincoln Benefit Life Variable Life               40.57%                 Record
         Account
         Lincoln Benefit Life Variable Annuity
         Account
         2940 South 84th Street
         Lincoln, Nebraska 68506

     EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Manager or service providers at an estimated cost of approximately $7,500. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Manager. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the financial performance for the period of the LSA Focused Equity Fund's operations. Certain information reflects financial results for a single share of the LSA Focused Equity Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the LSA Focused Equity Fund, assuming reinvestment of all dividends and distributions. This information (except for the six-month period ended June 30, 2002) has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the LSA Focused Equity Fund's financial statements, is included in the LSA Variable Series Trust's Annual Report, which is available upon request. The information for the six-month period ended June 30, 2002 is unaudited and may be found along with the LSA Focused Equity Fund's financial statements in the LSA Variable Series Trust's most recent Semi-Annual Report.

                               FOCUSED EQUITY FUND

                                                  SIX MONTHS
                                                     ENDED          YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                 JUNE 30, 2002     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                  (UNAUDITED)          2001              2000            1999(a)
                                                 -------------     ------------      ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   8.62           $ 10.20          $ 12.07           $ 10.00
                                                   --------           -------          -------           -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                (0.02)            (0.04)           (0.06)***         (0.01)
   Net realized and unrealized gain (loss)            (1.61)            (1.53)           (1.36)             2.08
                                                   --------           -------          -------           -------
      Total from investment operations                (1.63)            (1.57)           (1.42)             2.07
                                                   --------           -------          -------           -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized capital gains                       --             (0.01)           (0.45)               --
                                                   --------           -------          -------           -------
      Total distributions                                --             (0.01)           (0.45)               --
                                                   --------           -------          -------           -------
NET ASSET VALUE, END OF PERIOD                     $   6.99           $  8.62          $ 10.20           $ 12.07
                                                   ========           =======          =======           =======
TOTAL RETURN                                         (18.91)%*         (15.44)%         (11.82)%           20.70%*

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $  6,415           $ 7,555          $ 7,646           $ 6,564
   Net expenses to average daily net assets.           1.25%**           1.25%            1.25%             1.25%
   Net investment income (loss) to average
      daily net assets                                (0.39)%**         (0.45)%          (0.50)%           (0.36)%**
   Portfolio turnover rate                               64%              103%              87%               26%
   Without the waiver/reimbursement of
   expenses by the Manager, the ratio of
   net expenses and net investment income
   (loss) to average net assets would have
   been:
      Expenses                                         3.84%**           3.90%            3.68%             4.54%**
      Net investment loss                             (2.98)%**         (3.10)%          (2.93)%           (3.65)%**

----------
(a) Fund commenced operations on October 1, 1999.
*   Not annualized.
**  Annualized.
*** Calculated using average shares outstanding throughout the period.

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Funds in writing at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 847-402-6461.

     CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM.

                                             By Order of the Board of Trustees,

                                             /s/ John R. Hunter

                                             John R. Hunter
                                             President and Chairman of the Board
                                             LSA Variable Series Trust

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of [_________], 2003 (the "Agreement"), by and between LSA Variable Series Trust, a Delaware statutory trust ("LSAVST"), acting on behalf of its Disciplined Equity Fund ("Acquired Fund") and its Focused Equity Fund ("Acquiring Fund"), and LSA Asset Management LLC ("LSAAM"), a Delaware limited liability company, but for purposes of Section 4.2 of the Agreement only.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, LSAVST is an investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in separate investment portfolios for sale to separate accounts of life insurance companies to support investments under variable annuities and variable life insurance contracts issued by such companies; and

     WHEREAS, LSAVST desires to provide for a reorganization through the transfer of all of the Acquired Fund's assets to the Acquiring Fund, with which it will combine in exchange for the issuance by the Acquiring Fund of shares in the manner set forth in this Agreement and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

     WHEREAS, it is the intention of the parties to this Agreement that the Reorganization be a taxable combination of Funds pursuant to Sections 1001 and 1012 of the Code, and not a tax-free reorganization within the meaning of
Section 368(a) of the Code; and

     WHEREAS, the Board of Trustees of LSAVST has determined that the Reorganization is in the best interests of each of the Acquiring Fund and Acquired Fund and that the interests of the existing shareholders of each of such Funds will not be diluted as a result of the Reorganization.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Acquired Fund" means the Acquired Fund named above.

     "Acquired Fund Shareholders" means the holders of record of the issued and outstanding shares of beneficial interest in the Acquired Fund determined as of the close of business on the Valuation Date.

     "Acquired Fund Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of LSAVST to consider and vote upon the approval of the Reorganization for that Acquired Fund contemplated by this Agreement.

     "Acquired Fund Shares" means the issued and outstanding shares of beneficial interest in the Acquired Fund.

     "Acquiring Fund" means the Acquiring Fund named above.

     "Acquiring Fund Shares" means voting shares of the capital stock of LSAVST issued pursuant to Section 2.5 of this Agreement.

     "Agreement" means this Agreement and Plan of Reorganization, together with any schedules and exhibits attached hereto and all amendments hereto and thereof.

     "Closing" means the transfer of all the assets of the Acquired Fund to the Acquiring Fund, the assumption of all of the Acquired Fund's liabilities by the Acquiring Fund and the issuance of the Acquiring Fund Shares to the Acquired Fund as described in Section 2.1 of this Agreement.

     "Closing Date" means May 1, 2003, or such other date as LSAVST's Chairman or Vice President shall determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means Investors Bank & Trust Company, acting in its capacity as custodian for the assets of the Acquiring Fund and the Acquired Fund.

     "Effective Time" means 4:00 p.m. Eastern Time on the Closing Date or such other time on the Closing Date as LSAVST's Chairman or Vice President shall determine.

     "Funds" means the Acquired Fund and the Acquiring Fund.

     "Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "Governmental Authority" means any foreign, United States, federal, state or local government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, and the National Futures Association).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "LSAVST" means LSA Variable Series Trust, a Delaware business trust.

     "LSAVST Registration Statement" means the registration statement on Form N-1A, as amended, of LSAVST (SEC File Nos. 333-80845 and 811-09379).

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means (i) the transfer of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of Acquiring Fund Shares to Acquired Fund Shareholders in complete liquidation and termination as described herein, all upon the terms and conditions set forth in this Agreement, and the termination of the Acquired Fund's status as a designated series of shares of LSAVST.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.13 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any Governmental Authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar Governmental Authority charge, impost or levy (including income taxes, alternative minimum tax and estimated tax, franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall be the business day prior to the Closing Date.

                                   ARTICLE II

                               TRANSFER OF ASSETS

     SECTION 2.1    REORGANIZATION.

             (a) The Acquired Fund agrees to transfer all of its assets to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.5; and (ii) assume all of the liabilities of the Acquired Fund. Such transaction shall take place on the Closing Date:

             (b) On or as soon after the Closing Date as is conveniently practicable, the Acquired Fund will: (i) distribute in complete liquidation, pro rata to the Acquired Fund Shareholders, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 2.1(a); and (b) thereupon proceed to dissolve and terminate as set forth in Section 2.4 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

             (c) Ownership of Acquiring Fund Shares will be shown on the books of the Funds' transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the net asset value of the Acquired Fund's shares, to be distributed to Acquired Fund Shareholders.

     SECTION 2.2    VALUATION.

             (a) The net asset value of Acquiring Fund Shares, and the net value of the assets of the Acquired Fund, shall be determined on the Valuation Date, and shall be computed in accordance with the policies and procedures of the Funds as described in the LSAVST Registration Statement.

             (b) All computations of value regarding the net assets of the Acquired Fund and the net asset value of the Acquiring Fund Shares to be issued pursuant to this Agreement shall be made by LSAVST and its service providers in the customary manner used in computing those Funds' net asset values each day.

             (c) The share transfer books of the Acquired Fund will be permanently closed as of the Effective Time.

             (d) In the event that on the Valuation Date, either: (i) the New York Stock Exchange or another primary exchange on which the portfolio securities of the Acquiring Fund or Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     SECTION 2.3    DELIVERY AND TRANSFER.

             (a) Assets held by the Acquired Fund that are not already held by the Custodian shall be delivered by LSAVST to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, LSAVST shall instruct the Custodian to transfer these and all other Acquired Fund assets to the account of the Acquiring Fund as of the Effective Time. The assets so delivered shall be duly endorsed or in other proper form for transfer in such condition as to constitute a good delivery thereof, and shall be accompanied by all necessary federal and state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. The Acquired Fund's cash that is not already held by the Custodian shall be delivered to the Custodian for the account of the Acquiring Fund on the Closing Date and shall be in the form of currency or wire transfer in Federal funds payable to the order of the account of the Acquiring Fund at the Custodian.

             (b) If, on the Closing Date, the Acquired Fund is unable to make delivery in the manner contemplated by Section 2.3(a) of securities held by the Acquired Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then LSAVST shall waive the delivery requirements of Section 2.3(a) with respect to said undelivered securities if the Acquired Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may reasonably be required by LSAVST or the Custodian, including brokers' confirmation slips.

             (c) Investors Bank & Trust Company ("IBT"), as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the

Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with delivery of portfolio securities by the Acquired Fund.

     SECTION 2.4 TERMINATION OF SERIES. As soon as reasonably practicable after the Closing, the status of the Acquired Fund as a designated series of shares of LSAVST shall be terminated.

     SECTION 2.5    ISSUANCE OF ACQUIRING FUND SHARES.

             (a) At the Effective Time, the Acquired Fund Shareholders of record as of the Effective Time holding Acquired Fund Shares shall be issued that number of full and fractional shares of the Acquiring Fund having a net asset value equal to the net asset value of the Acquired Fund Shares held by the Acquired Fund Shareholder at the Effective Time. All issued and outstanding shares of beneficial interest in the Acquired Fund shall thereupon be canceled on the books of LSAVST. LSAVST shall provide instructions to LSAVST's transfer agent with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders. LSAVST shall instruct the transfer agent to record on LSAVST's books the ownership of Acquiring Fund Shares by Acquired Fund Shareholders and to forward a confirmation of such ownership to the Acquired Fund Shareholders.

             (b) IBT, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause IBT, its transfer agent, to issue and deliver a confirmation evidencing shares of the Acquiring Fund to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that such shares of the Acquiring Fund have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     SECTION 2.6 INVESTMENT SECURITIES. The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Acquired Fund with a list of securities, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolio of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund's trustees or investment adviser, such disposition would violate their respective fiduciary duties to the Acquired Fund's shareholders.

     SECTION 2.7 LIABILITIES. The Acquired Fund shall endeavor to discharge all of the known liabilities and obligations to the extent possible prior to the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES OF LSAVST ON BEHALF OF THE ACQUIRED FUND AND THE
                                 ACQUIRING FUND

     LSAVST, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that:

     SECTION 3.1 ORGANIZATION; AUTHORITY. LSAVST is duly organized, validly existing and in good standing as a statutory trust under Delaware law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder. Each Fund is a separate series of LSAVST and has been legally designated in accordance with LSAVST's Declaration of Trust.

     SECTION 3.2 REGISTRATION AND REGULATION OF LSAVST; COMPLIANCE. LSAVST is duly registered with the SEC as an investment company under the Investment Company Act, and, to the extent legally required, all shares issued by the Funds which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered or qualified under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by LSAVST to revoke or rescind any such registration or qualification.

     SECTION 3.3 BOOKS, RECORDS AND FINANCIAL STATEMENTS. The books of account and related records of each Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 2001 and the unaudited financial statements for the period ended June 30, 2002 (the "Fund Financial Statements") present fairly in all material respects the financial position of the respective Funds as of the dates indicated and the results of operations and changes in net assets for those periods in accordance with generally accepted accounting principles applied on a consistent basis for those periods.

     SECTION 3.4 NO MATERIAL ADVERSE CHANGES; CONTINGENT LIABILITIES. Since June 30, 2002, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of either Fund or the status of either Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Fund or occurring in the ordinary course of business of the Fund or LSAVST. There are no contingent liabilities of either Fund not disclosed in the Fund Financial Statements which are required to be therein disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5    FUND SHARES; BUSINESS OPERATIONS.

             (a) All Fund Shares that have been (or are being) offered have been (or will be) duly authorized and validly issued and are fully paid and non-assessable.

             (b) Neither Fund has outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Fund Shares, except for any right of investors to acquire Fund Shares at net asset value in the normal course of LSAVST's business as a series of an open-end management investment company operating under the Investment Company Act.

     SECTION 3.6 DUE AUTHORIZATIONS; NO BREACHES OR DEFAULTS. The execution and delivery of this Agreement by LSAVST on behalf of the Funds and the performance by LSAVST of its obligations hereunder has been duly authorized by all necessary corporate action on the part of LSAVST other than the Acquired Fund Shareholders' approval of the Reorganization, and (i) constitutes the legal, valid and binding obligation of LSAVST in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies); (ii) will not result in any violation of the Agreement and Declaration of Trust or by-laws of LSAVST; and (iii) will not result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of either Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which LSAVST is a party or by which it may be bound and which relates to the assets of either Fund or to which any property of either Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over LSAVST or any property of either Fund.

     SECTION 3.7 GOVERNMENTAL AUTHORIZATIONS. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by LSAVST, on behalf of either Fund, in connection with the due execution and delivery by LSAVST of this Agreement and the consummation by LSAVST of the transactions contemplated hereby.

     SECTION 3.8    NO ACTIONS, SUITS OR PROCEEDINGS.

             (a) There is no pending action, litigation or proceeding, nor, to the knowledge of LSAVST, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against LSAVST, or either Fund, before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

             (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of LSAVST, threatened in writing or, if probable of assertion, orally, against LSAVST affecting any property, asset, interest or right of either Fund that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to that Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to LSAVST's conduct of the business of either Fund affecting in any significant respect the conduct of such business. With the exception of periodic routine SEC inspections, LSAVST is not, and has not been, to the knowledge of LSAVST, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of either Fund.

     SECTION 3.9 CONTRACTS. Except as otherwise disclosed in writing to and accepted by the Acquired Fund, the Acquiring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

     SECTION 3.10 PROPERTIES AND ASSETS. Each Fund had good and marketable title to all properties and assets reflected in the Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Fund Financial Statements. None of either Fund's assets are subject to any impairment of title or lien that has not been incurred in the regular course of the Fund's investment operations or that is not of a type described in the Fund Financial Statements.

     SECTION 3.11   TAXES.

             (a) Each Fund has elected to be a regulated investment company under Subchapter M of the Code and has qualified as such for each taxable year since its inception and has at all times since inception satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification. After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company. Neither Fund has earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the Acquired Fund as a regulated investment company for tax purposes; and
(ii) eliminate any tax liability of the Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, the Acquired Fund will declare and pay on or prior to the Closing Date to the shareholders of the Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2002 and for the short taxable year beginning on January 1, 2003 and ending on the Closing Date; and (B) all of the Acquired Fund's net capital gain recognized in its taxable year ended December 31, 2002 and in such subsequent short taxable year (after reduction for any capital loss carryover).

             (b) All federal, state, local and other Returns and reports of each Fund required by law to be filed have been filed, and all Taxes required to be paid (whether or not a return or report is required) have been paid, or provision shall have been made for the payment thereof. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against either Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding; nor are any written requests for such waivers pending, and no Returns of either Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

             (c) The fair market value of the assets of the Acquired Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     SECTION 3.12 BROKERS. No broker, finder or similar intermediary has acted for or on behalf of LSAVST in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with LSAVST or any action taken by it.

     SECTION 3.13 VOTING REQUIREMENTS. The vote of a majority of the Acquired Fund's outstanding voting securities, as defined in Section 2(a)(22) of the 1940 Act (the "Required Shareholder Vote") is the only vote of the holders of shares of beneficial interest in the Acquired Fund necessary to approve the Reorganization.

     SECTION 3.14 NO DISTRIBUTION. No Acquiring Fund Shares are being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.15 LIABILITIES OF THE ACQUIRED FUND. The liabilities of the Acquired Fund that are to be assumed by the Acquiring Fund in connection with the Reorganization, or to which the assets of the Acquired Fund to be transferred in the Reorganization are subject, were incurred by the Acquired Fund in the ordinary course of its business.

     SECTION 3.16 VALUE OF SHARES. The fair market value of Acquiring Fund Shares received by Acquired Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the Acquired Fund Shares constructively surrendered in exchange therefor.

     SECTION 3.17 CONSIDERATION FOR SHARES. No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Acquired Fund's liabilities, including for this purpose all liabilities to which the assets of the Acquired Fund are subject) will be issued in exchange for the assets of the Acquired Fund acquired by the Acquiring Fund in connection with the Reorganization.

     SECTION 3.18   REGISTRATION OF ACQUIRING FUND SHARES.

             (a)    The Acquiring Fund Shares to be issued pursuant to
Section 2.6 will on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of LSAVST then in effect.

             (b)    The Acquiring Fund Shares to be issued pursuant to
Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable.

             (c) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") forming a part of LSAVST's Registration Statement on Form N-14 shall be furnished to Acquired Fund Shareholders entitled to vote at any Acquired Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Acquiring Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

     SECTION 4.2 EXPENSES. LSAAM will pay all expenses associated with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Combined Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; (g) brokerage costs associated with liquidating holdings in the Acquired Fund that are not appropriate for transfer into the Acquiring Fund and brokerage costs associated with investing cash received by the Acquiring Fund in connection with the Reorganization; and (h) other related administrative or operational costs. The Funds will not pay any of these expenses.

     SECTION 4.3 FURTHER ASSURANCES. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 4.4 CONSENTS, APPROVALS AND FILINGS. LSAVST shall make all filings required of it, as soon as reasonably practicable, including those required under the Securities Act and the Investment Company Act, in order to facilitate prompt consummation of the Reorganization and any other actions contemplated by this Agreement. In addition, LSAVST shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to it in relation to the Reorganization and any other actions contemplated herein and; (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties required of it for the consummation of the Reorganization and any other actions contemplated herein.

     SECTION 4.5 SUBMISSION OF REORGANIZATION TO SHAREHOLDERS. LSAVST shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Acquired Fund Shareholders Meeting to consider approval of the Reorganization. LSAVST shall use its reasonable best efforts to hold the Acquired Fund Shareholders Meeting as soon as practicable after the date hereof.

                                    ARTICLE V

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 5.1 CONDITIONS PRECEDENT TO LSAVST'S OBLIGATIONS WITH RESPECT TO THE ACQUIRED FUND. The obligation of LSAVST to consummate the Reorganization on behalf of the Acquired Fund is subject to the satisfaction, at or prior to the Closing Date, of the following conditions.

             (a) The representations and warranties of LSAVST, on behalf of the Acquiring Fund participating in the Reorganization set forth in this Agreement, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though all such representations and warranties had been made as of the Closing Date.

             (b) LSAVST shall have complied with and satisfied in all material respects all agreements and conditions that this Agreement requires LSAVST, on behalf of the Acquiring Fund, to comply with or satisfy at or prior to the Closing Date.

     SECTION 5.2 CONDITIONS PRECEDENT TO LSAVST'S OBLIGATIONS WITH RESPECT TO BOTH FUNDS. The obligations of LSAVST, on behalf of the Acquired Fund or the Acquiring Fund, to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of the following conditions (in addition to any other conditions applicable to a Fund as set forth in
Section 5.1 or 5.3):

             (a) LSAVST shall have complied with and satisfied in all material respects all agreements and conditions that this Agreement requires LSAVST to comply with or satisfy (other than those referred to in Section 5.1(b) above or Section 5.3(b) below) at or prior to the Closing Date.

             (b) The Reorganization shall have been approved by the Acquired Fund shareholders by the Required Shareholder Vote.

             (c) The Registration Statement on Form N-14 filed by LSAVST with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

             (d) The Acquiring Fund and the Acquired Fund each will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of the Acquired Fund ending on the Closing Date and the taxable quarter of the Acquiring Fund that includes the Closing Date.

             (e) On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     SECTION 5.3 CONDITIONS PRECEDENT TO LSAVST'S OBLIGATIONS WITH RESPECT TO THE ACQUIRING FUND. The obligation of LSAVST to consummate the Reorganization on behalf of the Acquiring Fund is subject to the satisfaction, at or prior to the Closing Date, of the following conditions.

             (a) The representations and warranties of LSAVST on behalf of the Acquired Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

             (b) LSAVST shall have complied with and satisfied in all material respects all agreements and conditions that this Agreement requires LSAVST, on behalf of the Acquired Fund, to comply with or satisfy at or prior to the Closing Date.

                                   ARTICLE VI

                            TERMINATION OF AGREEMENT

     SECTION 6.1    TERMINATION.

             (a) This Agreement may be terminated on or prior to the Closing Date at the election of any party:

if the applicable Closing Date shall not be on or before the date set out under "Closing Date" in Section 1.1, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate it; or

by written agreement of each party to this Agreement.

             (b) A termination pursuant to Section 6.1(a)(i) above shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

             (c) In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund or LSAVST, including its Trustees or officers.

     SECTION 6.2 SURVIVAL AFTER TERMINATION. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization is not consummated, this Agreement shall become void and of no further force and effect except for the provisions of Section 4.2.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1    SURVIVAL OF WARRANTIES AND COVENANTS. With the exception of
Section 4.2 of this Agreement, the warranties and covenants in this Agreement shall not survive the consummation of the transactions contemplated hereunder.

     SECTION 7.2 GOVERNING LAW. This Agreement shall be construed and interpreted according to the laws of the state of Delaware.

     SECTION 7.3 BINDING EFFECT, PERSONS BENEFITING, NO ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 7.4 OBLIGATIONS OF LSAVST (WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND).

             (a) LSAVST hereby acknowledges and agrees that the Acquiring Fund is a separate investment portfolio of LSAVST, that LSAVST is executing this Agreement on behalf of the Acquiring Fund, and that any amounts payable by LSAVST under or in connection with this Agreement and that arise out of the Acquiring Fund's obligations or performance of its obligations hereunder shall be payable solely from the revenues and assets of the Acquiring Fund. LSAVST further acknowledges and agrees that (with respect to the Acquiring Fund) this Agreement has been executed by a duly authorized officer of LSAVST in his or her capacity as an officer of LSAVST intending to bind LSAVST as provided herein, and that no officer, trustee or shareholder of LSAVST shall be personally liable for the liabilities or obligations of LSAVST incurred hereunder.

             (b) LSAVST hereby acknowledges and agrees that the Acquired Fund is a separate investment portfolio of LSAVST, that LSAVST is executing this Agreement on behalf of the Acquired Fund and that any amounts payable by LSAVST under or in connection with this Agreement and that arise out of the Acquired Fund's obligations or performance of its obligations hereunder shall be payable solely from the revenues and assets of the Acquired Fund. LSAVST further acknowledges and agrees that (with respect to the Acquired Fund) this Agreement has been executed by a duly authorized officer of LSAVST in his or her capacity as an officer of LSAVST intending to bind LSAVST as provided herein, and that no officer, trustee or shareholder of LSAVST shall be personally liable for the liabilities of LSAVST incurred hereunder.

     SECTION 7.5 AMENDMENTS. This Agreement may not be amended, altered or modified except by a written instrument executed by the parties; provided, however, that following the Acquired Fund Shareholders Meeting, no such amendment may have the effect of changing the provision for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     SECTION 7.6 INTERPRETATION. When a reference is made in this Agreement to any Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Any table of contents or headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 7.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 7.8 ENTIRE AGREEMENT. This Agreement and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 7.9 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided that, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a)     If to LSAVST:

             LSA Variable Series Trust
             c/o Allstate Life Insurance Company
             3100 Sanders Road, Suite K4A
             Northbrook, IL  60062
             Attention: John R. Hunter
             Fax: 847-326-7458

     (b)     If to LSAAM:

             LSA Asset Management LLC
             c/o Allstate Life Insurance Company
             3100 Sanders Road, Suite J5B
             Northbrook, IL  60062
             Attention: Bruce A. Teichner, Esq.
             Fax: 847-402-3781

                     [remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            LSA VARIABLE SERIES TRUST,
                                            acting on behalf of its Disciplined
                                            Equity Fund


                                            By:
                                               ---------------------------------
                                               Name: John R. Hunter
                                               Title: President

                                            LSA VARIABLE SERIES TRUST,
                                            acting on behalf of its Focused
                                            Equity Fund


                                            By:
                                               ---------------------------------
                                               Name: John R. Hunter
                                               Title: President

                                            LSA ASSET MANAGEMENT LLC,
                                            but only for purposes of Section 4.2
                                            of the Agreement


                                            By:
                                               ---------------------------------
                                               Name: Bruce A. Teichner
                                               Title: Assistant General Counsel

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                      LSA FOCUSED EQUITY FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN

PERFORMANCE REVIEW

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.68%. Despite this strong rebound the index finished its second consecutive year of double-digit losses, down 11.88%. This is only the fourth time since the Depression that the equity markets had two consecutive annual losses. All sectors in the index, with the exception of Consumer Discretionary and Materials, which represent only 15% of the index, had negative returns. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001. The consumer remained relatively strong despite the declining market and increasing unemployment, buoyed to some extent by the ability to refinance and a boom in residential real estate values. Within the large cap universe, both value and growth indexes declined, although the Russell 1000 Value Index, which fell 5.62%, lost less than the Russell 1000 Growth Index, which lost 20.40%. The Fund's Lipper peer group, the Lipper Large-Cap Growth Index, fell 23.87% and the Fund fell 15.44%.

For the year, the Fund lagged the S&P 500 as a result of stock selection. The Fund was, on average, 5% over weighted in Technology, the largest sector in the Fund, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective sector. Technology was the second worst performing sector of the index and the Fund, after Utilities. Stock selection in the first quarter lagged the index materially and the Fund ended the year behind the index return despite outperformance in both the second and fourth quarters. Industrials, the largest overweight and second largest sector, averaging 19% of the Fund, also contributed positively. The positive contribution was attributed to an over weighted position in a sector that declined less than many others and from stock selection, which modestly exceeded the index sector return. Tyco International, LTD., which remained the largest holding, was a strong performer. The Fund was also over weighted in Healthcare, averaging 20% of the Fund, and as we did with Technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.

OUTLOOK

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as Technology and Consumer Discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic that the stock market will have a modest rebound in 2002; if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC.

SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.


INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN FOCUSED EQUITY FUND, AND THE S&P 500 INDEX

           FOCUSED EQUITY FUND  S&P 500 INDEX
10/1/99               $ 10,000       $ 10,000
10/31/99              $ 10,480       $ 10,632
11/30/99              $ 11,010       $ 10,848
12/31/99              $ 12,070       $ 11,486
1/31/00               $ 11,890       $ 10,909
2/29/00               $ 12,150       $ 10,703
3/31/00               $ 13,520       $ 11,749
4/30/00               $ 12,880       $ 11,396
5/31/00               $ 12,220       $ 11,162
6/30/00               $ 12,820       $ 11,437
7/31/00               $ 12,660       $ 11,259
8/31/00               $ 13,480       $ 11,958
9/30/00               $ 12,370       $ 11,326
10/31/00              $ 12,160       $ 11,278
11/30/00              $ 10,870       $ 10,390
12/31/00              $ 10,643       $ 10,441
1/31/01               $ 11,133       $ 10,811
2/28/01               $  9,735       $  9,826
3/31/01               $  8,671       $  9,204
4/30/01               $  9,652       $  9,918
5/31/01               $  9,683       $  9,985
6/30/01               $  9,453       $  9,742
7/31/01               $  9,203       $  9,646
8/31/01               $  8,566       $  9,043
9/30/01               $  8,045       $  8,313
10/31/01              $  8,337       $  8,471
11/30/01              $  9,067       $  9,121
12/31/01              $  9,000       $  9,201


                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                   SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                        ONE YEAR       10/1/99             AS OF 12/31/01
--------------------------------------------------------------------------------
Focused Equity Fund     (15.44)%       (4.56)%                 $ 9,000
S&P 500 Index           (11.88)%       (3.63)%                 $ 9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

                                                                       EXHIBIT C

                         MANAGEMENT'S DISCUSSION OF THE
                    LSA DISCIPLINED EQUITY FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2001)

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY:  J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

     The LSA Disciplined Equity Fund returned -11.87% for the year ended December 31, 2001. The S&P 500 Index returned -11.88% during this time period.

     The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while the equity markets hammered stocks for the second year in a row leaving the broad market in negative territory for consecutive years for the first time in more than twenty-five years.

     The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve Board (the "Fed") attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11th exacerbated investors' fears with a dramatic sell-off, pushing market indices and volatility to levels not seen since the autumn of 1998.

     The steep decline in all equity market indices when stock trading resumed after September 11th proved, however, to be the market bottom for the year. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite returning over 30% to close above pre-September 11th levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

     A number of high profile events, some company specific, caused certain stocks and sectors to dramatically under perform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the Telecommunications sector. More cyclical sectors, like Retail and Basic Materials, which responded to the Fed's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

     While the turbulent equity markets of 2001 provided a challenging backdrop, the LSA Disciplined Equity Fund slightly outperformed the S&P 500 Index for the year. The performance was driven by robust stock selection throughout the portfolio as stock picking added value in 15 out of 19 sectors. At the sector level, security selection within Energy, Utilities and Health Services & Systems added significantly to performance over the year. An under weighted position in Enron Corp. was the largest contributor to performance over the year as the energy trader went from Wall Street darling to the largest bankruptcy in U.S. history in just over 12 months as the company's severe liquidity and legal problems became apparent. The decisions to over weighted holdings in ChevronTexaco and Cendant Corp. also contributed strongly to performance. However, an overweight position in Providian Financial negatively impacted the Fund as the marked deterioration in the sub-prime lending category post-

September 11th resulted in lower than expected fees and finance charges and larger than expected credit losses for the company.

OUTLOOK

     The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

     THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF J.P. MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

[CHART]

INVESTMENT PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN DISCIPLINED EQUITY FUND, AND THE S&P 500 INDEX

          DISCIPLINED EQUITY FUND  S&P 500 INDEX
10/1/99                  $ 10,000       $ 10,000
10/31/99                 $ 10,550       $ 10,632
11/30/99                 $ 10,730       $ 10,848
12/31/99                 $ 11,173       $ 11,486
1/31/00                  $ 10,591       $ 10,909
2/29/00                  $ 10,340       $ 10,703
3/31/00                  $ 11,364       $ 11,749
4/30/00                  $ 10,982       $ 11,396
5/31/00                  $ 10,701       $ 11,162
6/30/00                  $ 11,033       $ 11,437
7/31/00                  $ 10,832       $ 11,259
8/31/00                  $ 11,474       $ 11,958
9/30/00                  $ 10,782       $ 11,326
10/31/00                 $ 10,792       $ 11,278
11/30/00                 $  9,858       $ 10,390
12/31/00                 $  9,939       $ 10,441
1/31/01                  $ 10,356       $ 10,811
2/28/01                  $  9,379       $  9,826
3/31/01                  $  8,769       $  9,204
4/30/01                  $  9,512       $  9,918
5/31/01                  $  9,613       $  9,985
6/30/01                  $  9,390       $  9,742
7/31/01                  $  9,308       $  9,646
8/31/01                  $  8,708       $  9,043
9/30/01                  $  7,894       $  8,313
10/31/01                 $  8,057       $  8,471
11/30/01                 $  8,688       $  9,121
12/31/01                 $  8,759       $  9,201


                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                     SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                          ONE YEAR       10/1/99             AS OF 12/31/01
----------------------------------------------------------------------------------
Disciplined Equity Fund   (11.87)%       (5.70)%                 $ 8,759
S&P 500 Index             (11.88)%       (3.63)%                 $ 9,201

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

                       STATEMENT OF ADDITIONAL INFORMATION

                             LSA FOCUSED EQUITY FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                          3100 SANDERS ROAD, SUITE M2A
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-6461

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated January 22, 2003 for the Special Meeting of Shareholders of the LSA Disciplined Equity Fund to be held on March 20, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the LSA Focused Equity Fund, 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling collect 847-402-6461. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about the Funds is contained in and incorporated by reference to the Funds' Statement of Additional Information ("SAI") dated May 1, 2002, insofar as they relate to the Funds participating in the Reorganization. No other parts of the SAI is incorporated by reference herein. The audited financial statements and related independent auditors' report for the Funds contained in the Annual Report for the fiscal year ended December 31, 2001 are hereby incorporated herein by reference insofar as they relate to the Funds participating in the Reorganization. The unaudited financial statements for the Funds contained in the Semi-Annual Report for the period ended June 30, 2002 are hereby incorporated herein by reference insofar as they relate to the Funds participating in the Reorganization. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the LSA Focused Equity Fund as if the Reorganization had been consummated on June 30, 2002.

     The date of this Statement of Additional Information is January 22, 2003.

     THE FOLLOWING REPRESENTS THE PRO FORMA FINANCIAL STATEMENTS FOR THE COMBINATION OF THE LSA DISCIPLINED EQUITY FUND AND LSA FOCUSED EQUITY FUND DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS DATED JANUARY 22, 2003. THE STATEMENTS ARE PRESENTED AS OF JUNE 30, 2002, THE MOST RECENT INTERIM PERIOD. THE STATEMENT OF ASSETS AND LIABILITIES ASSUMES THE TRANSACTION OCCURRED AT JUNE 30, 2002 WHILE THE STATEMENT OF OPERATIONS ASSUMES THE TRANSACTION OCCURRED BEGINNING JULY 1, 2001.

PRO FORMA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND(1)

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
-----------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.7%
ADVERTISING
Omnicom Group                                             -                 500                500

AEROSPACE & DEFENSE
Boeing Co.                                                -                 500                500
General Dynamics Corp.                                1,275                   -              1,275
Honeywell International, Inc.                             -                 900                900
Lockheed Martin Corp.                                     -                 200                200

AIRLINES
AMR Corp.                                                 -                 100                100
Delta Air Lines, Inc.                                     -                 600                600
FedEx Corp.                                               -                 300                300
Southwest Airlines, Inc.                                  -                 100                100

APPAREL RETAILERS
Abercrombie & Fitch Co. - Class A                         -               1,100              1,100
Kohls Corp.                                               -                 900                900
Limited, Inc.                                             -                 100                100

AUTOMOTIVE
Delphi Automotive Systems                                 -               1,900              1,900
Ford Motor Co.                                            -               1,500              1,500
General Motors Corp.                                      -               1,800              1,800
ITT Industries, Inc.                                      -                 200                200
Lear Corp.                                                -                 300                300
Paccar, Inc.                                              -                 100                100
Rockwell International Corp.                              -                 600                600

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.7%
ADVERTISING
Omnicom Group                                             -           22,900.00          22,900.00
                                             --------------      --------------     --------------

AEROSPACE & DEFENSE
Boeing Co.                                                -              22,500             22,500
General Dynamics Corp.                              135,596                   -            135,596
Honeywell International, Inc.                             -              31,707             31,707
Lockheed Martin Corp.                                     -              13,900             13,900
                                             --------------      --------------     --------------
                                                    135,596              68,107            203,703
                                             --------------      --------------     --------------

AIRLINES
AMR Corp.                                                 -               1,686              1,686
Delta Air Lines, Inc.                                     -              12,000             12,000
FedEx Corp.                                               -              16,020             16,020
Southwest Airlines, Inc.                                  -               1,616              1,616
                                             --------------      --------------     --------------
                                                          -              31,322             31,322
                                             --------------      --------------     --------------

APPAREL RETAILERS
Abercrombie & Fitch Co. - Class A                         -              26,532             26,532
Kohls Corp.                                               -              63,072             63,072
Limited, Inc.                                             -               2,130              2,130
                                             --------------      --------------     --------------
                                                          -              91,734             91,734
                                             --------------      --------------     --------------

AUTOMOTIVE
Delphi Automotive Systems                                 -              25,080             25,080
Ford Motor Co.                                            -              24,000             24,000
General Motors Corp.                                      -              96,210             96,210
ITT Industries, Inc.                                      -              14,120             14,120
Lear Corp.                                                -              13,875             13,875
Paccar, Inc.                                              -               4,439              4,439
Rockwell International Corp.                              -              11,988             11,988

-------
(1) As of June 30, 2002, all of the securities held by the Disciplined Equity Fund would comply with the investment restrictions of the Focused Equity Fund. Accordingly, no adjustments are shown.

                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
Visteon Corp.                                             -                 700                700

BANKING
American Express Co.                                  1,050                 300              1,350
AmeriCredit Corp.                                         -                 300                300
Amsouth Bancorporation                                    -                 400                400
Bank of America Corp.                                     -                 300                300
Bank of New York Co., Inc.                            2,325                   -              2,325
Bank One Corp.                                            -               2,400              2,400
Capital One Financial Corp.                           2,650               1,400              4,050
Citigroup, Inc.                                       7,491               8,900             16,391
Compass Bancshares, Inc.                                  -                 200                200
FHLMC                                                 5,100               1,100              6,200
Fleet Boston Financial Corp.                              -               3,300              3,300
FNMA                                                      -               1,900              1,900
Greenpoint Financial Corp.                                -                 600                600
Hibernia Corp. - Class A                                  -                 400                400
Household International, Inc.                             -               1,300              1,300
IndyMac Bancorp, Inc.                                     -                 200                200
North Fork Bancorporation                                 -                 400                400
Northern Trust Corp.                                      -                 400                400
PNC Bank Corp.                                            -               1,100              1,100
Southtrust Corp.                                          -                 200                200
Suntrust Banks, Inc.                                      -                 500                500
US Bancorp                                                -               5,400              5,400
Wachovia Corp.                                            -                 100                100
Washington Mutual, Inc.                                   -               2,800              2,800

BEVERAGES, FOOD & TOBACCO
Coca-Cola Co.                                         2,675               4,300              6,975
Kellogg Co.                                               -                 800                800
Kraft Foods, Inc. - Class A                               -               1,300              1,300
Pepsico, Inc.                                         1,315                 900              2,215
Philip Morris Companies, Inc.                         3,175               3,500              6,675

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
Visteon Corp.                                             -               9,940              9,940
                                             --------------      --------------     --------------
                                                          -             199,652            199,652
                                             --------------      --------------     --------------

BANKING
American Express Co.                                 38,136              10,896             49,032
AmeriCredit Corp.                                         -               8,415              8,415
Amsouth Bancorporation                                    -               8,952              8,952
Bank of America Corp.                                     -              21,108             21,108
Bank of New York Co., Inc.                           78,469                   -             78,469
Bank One Corp.                                            -              92,352             92,352
Capital One Financial Corp.                         161,782              85,470            247,252
Citigroup, Inc.                                     290,276             344,875            635,151
Compass Bancshares, Inc.                                  -               6,720              6,720
FHLMC                                               312,120              67,320            379,440
Fleet Boston Financial Corp.                              -             106,755            106,755
FNMA                                                      -             140,125            140,125
Greenpoint Financial Corp.                                -              29,460             29,460
Hibernia Corp. - Class A                                  -               7,916              7,916
Household International, Inc.                             -              64,610             64,610
IndyMac Bancorp, Inc.                                     -               4,536              4,536
North Fork Bancorporation                                 -              15,924             15,924
Northern Trust Corp.                                      -              17,624             17,624
PNC Bank Corp.                                            -              57,508             57,508
Southtrust Corp.                                          -               5,224              5,224
Suntrust Banks, Inc.                                      -              33,860             33,860
US Bancorp                                                -             126,090            126,090
Wachovia Corp.                                            -               3,818              3,818
Washington Mutual, Inc.                                   -             103,908            103,908
                                             --------------      --------------     --------------
                                                    880,783           1,363,466          2,244,249
                                             --------------      --------------     --------------

BEVERAGES, FOOD & TOBACCO
Coca-Cola Co.                                       149,800             240,800            390,600
Kellogg Co.                                               -              28,688             28,688
Kraft Foods, Inc. - Class A                               -              53,235             53,235
Pepsico, Inc.                                        63,383              43,380            106,763
Philip Morris Companies, Inc.                       138,684             152,880            291,564


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
Sysco Corp.                                               -               1,000              1,000
Unilever N.V.                                             -               1,100              1,100

BUILDING MATERIALS
Home Depot, Inc.                                      6,125               4,100             10,225
Lowe's Co.                                                -               1,100              1,100

CHEMICALS
Air Products & Chemicals, Inc.                            -                 800                800
Dow Chemical Co.                                          -                 300                300
Du Pont (E.I.) de Nemours                                 -                 600                600
Eastman Chemical Co.                                      -                 500                500
Lyondell Chemical Co.                                     -                 300                300
PPG Industries, Inc.                                      -                 700                700
Praxair, Inc.                                             -                 800                800

COMMERCIAL SERVICES
Cendant Corp.                                             -               2,600              2,600
eBay, Inc.                                                -                 400                400
KPMG Consulting, Inc.                                     -                 400                400
Monsanto Co.                                              -                 200                200
Waste Management, Inc.                                    -               2,100              2,100

COMMUNICATIONS
American Tower Corp. - Class A                            -               1,100              1,100
Motorola, Inc.                                            -               3,500              3,500
Nortel Networks Corp.                                     -                 500                500
Qualcomm, Inc.                                          975                 200              1,175

COMPUTER INTEGRATED SYSTEMS DESIGN
Sun Microsystems, Inc.                                    -               4,400              4,400

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
Sysco Corp.                                               -              27,220             27,220
Unilever N.V.                                             -              71,280             71,280
                                             --------------      --------------     --------------
                                                    351,867             617,483            969,350
                                             --------------      --------------     --------------

BUILDING MATERIALS
Home Depot, Inc.                                    224,971             150,593            375,564
Lowe's Co.                                                -              49,940             49,940
                                             --------------      --------------     --------------
                                                    224,971             200,533            425,504
                                             --------------      --------------     --------------

CHEMICALS
Air Products & Chemicals, Inc.                            -              40,376             40,376
Dow Chemical Co.                                          -              10,314             10,314
Du Pont (E.I.) de Nemours                                 -              26,640             26,640
Eastman Chemical Co.                                      -              23,450             23,450
Lyondell Chemical Co.                                     -               4,530              4,530
PPG Industries, Inc.                                      -              43,330             43,330
Praxair, Inc.                                             -              45,576             45,576
                                             --------------      --------------     --------------
                                                          -             194,216            194,216
                                             --------------      --------------     --------------

COMMERCIAL SERVICES
Cendant Corp.                                             -              41,288             41,288
eBay, Inc.                                                -              24,648             24,648
KPMG Consulting, Inc.                                     -               5,944              5,944
Monsanto Co.                                              -               3,560              3,560
Waste Management, Inc.                                    -              54,705             54,705
                                             --------------      --------------     --------------
                                                          -             130,145            130,145
                                             --------------      --------------     --------------

COMMUNICATIONS
American Tower Corp. - Class A                            -               3,795              3,795
Motorola, Inc.                                            -              50,470             50,470
Nortel Networks Corp.                                     -                 725                725
Qualcomm, Inc.                                       26,803               5,498             32,301
                                             --------------      --------------     --------------
                                                     26,803              60,488             87,291
                                             --------------      --------------     --------------

COMPUTER INTEGRATED SYSTEMS DESIGN
Sun Microsystems, Inc.                                    -              22,044             22,044
                                             --------------                         --------------


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING
Electronic Data Systems Corp.                             -                 400                400

COMPUTERS & INFORMATION
Cisco Systems, Inc.                                  11,950              12,200             24,150
Dell Computer Corp.                                   4,800               3,600              8,400
EMC Corp.                                                 -               1,100              1,100
Hewlett-Packard Co.                                       -               6,400              6,400
International Business Machines Corp.                   825               1,600              2,425

COSMETICS & PERSONAL CARE
Colgate-Palmolive Co.                                     -                 200                200
Gillette Co.                                              -               2,400              2,400
Procter & Gamble Co.                                  1,450               2,800              4,250

DATA PROCESSING AND PREPARATION
Automatic Data Processing                                 -               1,600              1,600
First Data Corp.                                      2,850                   -              2,850
NCR Corp.                                                 -               1,300              1,300

ELECTRIC UTILITIES
Cinergy Corp.                                             -                 400                400
Constellation Energy Group, Inc.                          -                 700                700
Dominion Resources, Inc.                                  -                 800                800
DTE Energy Co.                                            -                 700                700
Edison International                                      -                 100                100
Entergy Corp.                                             -               1,504              1,504
FirstEnergy Corp.                                         -                 200                200
PG&E Corp.                                                -               2,100              2,100
Pinnacle West Capital Corp.                               -                 300                300
Potomac Electric Power                                    -                 300                300
Progress Energy, Inc.                                     -                 700                700

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING
Electronic Data Systems Corp.                             -              14,860             14,860
                                             --------------      --------------     --------------

COMPUTERS & INFORMATION
Cisco Systems, Inc.                                 166,702             170,190            336,892
Dell Computer Corp.                                 125,472              94,104            219,576
EMC Corp.                                                 -               8,305              8,305
Hewlett-Packard Co.                                       -              97,792             97,792
International Business Machines Corp.                59,400             115,200            174,600
                                             --------------      --------------     --------------
                                                    351,574             485,591            837,165
                                             --------------      --------------     --------------

COSMETICS & PERSONAL CARE
Colgate-Palmolive Co.                                     -              10,010             10,010
Gillette Co.                                              -              81,288             81,288
Procter & Gamble Co.                                129,485             250,040            379,525
                                             --------------      --------------     --------------
                                                    129,485             341,338            470,823
                                             --------------      --------------     --------------

DATA PROCESSING AND PREPARATION
Automatic Data Processing                                 -              69,680             69,680
First Data Corp.                                    106,020                   -            106,020
NCR Corp.                                                 -              44,980             44,980
                                             --------------      --------------     --------------
                                                    106,020             114,660            220,680
                                             --------------      --------------     --------------

ELECTRIC UTILITIES
Cinergy Corp.                                             -              14,396             14,396
Constellation Energy Group, Inc.                          -              20,538             20,538
Dominion Resources, Inc.                                  -              52,960             52,960
DTE Energy Co.                                            -              31,248             31,248
Edison International                                      -               1,700              1,700
Entergy Corp.                                             -              63,830             63,830
FirstEnergy Corp.                                         -               6,676              6,676
PG&E Corp.                                                -              37,569             37,569
Pinnacle West Capital Corp.                               -              11,850             11,850
Potomac Electric Power                                    -               6,444              6,444
Progress Energy, Inc.                                     -              36,407             36,407


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                      -                 900                900
Wisconsin Energy Corp.                                    -                 300                300
XCEL Energy, Inc.                                         -                 900                900

ELECTRICAL EQUIPMENT
Cooper Industries Ltd. - Class A                          -                 100                100
Emerson Electric Co.                                      -                 300                300

ELECTRONICS
Altera Corp.                                              -               1,200              1,200
Analog Devices, Inc.                                      -                 200                200
Applied Micro Circuits Corp.                              -                 400                400
Broadcom Corp. - Class A                                  -                 400                400
Intel Corp.                                          10,625               8,600             19,225
Linear Technology Corp.                               1,800                 700              2,500
LSI Logic Corp.                                           -                 300                300
Maxim Integrated Products                               500                 400                900
PMC-Sierra, Inc.                                          -                 900                900
Texas Instruments, Inc.                               5,175               2,500              7,675
Xilinx, Inc.                                            700                 900              1,600

ENTERTAINMENT & LEISURE
Hasbro, Inc.                                              -                 700                700
Liberty Media Corp. - Class A                         6,648               1,900              8,548
Mattel, Inc.                                              -               1,700              1,700
Park Place Entertainment Corp.                            -                 200                200

FINANCIAL SERVICES
CarrAmerica Realty Corp. REIT                             -                 100                100
Countrywide Credit Industries, Inc.                       -               1,900              1,900
E*trade Group, Inc.                                       -               2,300              2,300
Equity Office Properties Trust REIT                       -                 400                400

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                      -              15,210             15,210
Wisconsin Energy Corp.                                    -               7,581              7,581
XCEL Energy, Inc.                                         -              15,093             15,093
                                             --------------      --------------     --------------
                                                          -             321,502            321,502
                                             --------------      --------------     --------------

ELECTRICAL EQUIPMENT
Cooper Industries Ltd. - Class A                          -               3,930              3,930
Emerson Electric Co.                                      -              16,053             16,053
                                             --------------      --------------     --------------
                                                          -              19,983             19,983
                                             --------------      --------------     --------------

ELECTRONICS
Altera Corp.                                              -              16,320             16,320
Analog Devices, Inc.                                      -               5,940              5,940
Applied Micro Circuits Corp.                              -               1,892              1,892
Broadcom Corp. - Class A                                  -               7,016              7,016
Intel Corp.                                         194,119             157,122            351,241
Linear Technology Corp.                              56,574              22,001             78,575
LSI Logic Corp.                                           -               2,625              2,625
Maxim Integrated Products                            19,165              15,332             34,497
PMC-Sierra, Inc.                                          -               8,343              8,343
Texas Instruments, Inc.                             122,647              59,250            181,897
Xilinx, Inc.                                         15,701              20,187             35,888
                                             --------------      --------------     --------------
                                                    408,206             316,028            724,234
                                             --------------      --------------     --------------

ENTERTAINMENT & LEISURE
Hasbro, Inc.                                              -               9,492              9,492
Liberty Media Corp. - Class A                        66,480              19,000             85,480
Mattel, Inc.                                              -              35,836             35,836
Park Place Entertainment Corp.                            -               2,050              2,050
                                             --------------      --------------     --------------
                                                     66,480              66,378            132,858
                                             --------------      --------------     --------------

FINANCIAL SERVICES
CarrAmerica Realty Corp. REIT                             -               3,085              3,085
Countrywide Credit Industries, Inc.                       -              91,675             91,675
E*trade Group, Inc.                                       -              12,558             12,558
Equity Office Properties Trust REIT                       -              12,040             12,040


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
General Growth Properties, Inc. REIT                      -                 200                200
Goldman Sachs Group, Inc.                             1,300                 700              2,000
Morgan Stanley Dean Witter & Co.                          -               1,200              1,200
Prologis Trust REIT                                       -                 200                200
Schwab (Charles) Corp.                                    -               4,400              4,400
Stilwell Financial, Inc.                                  -                 500                500
T. Rowe Price Group, Inc.                                 -                 400                400

FOOD RETAILERS
Albertson's, Inc.                                         -                 600                600

FOREST PRODUCTS & PAPER
Georgia-Pacific Group                                     -                 600                600
Temple-Inland, Inc.                                       -                 100                100

HEALTH CARE PROVIDERS
HCA - The Healthcare Co.                              2,675                 900              3,575
Human Genome Sciences, Inc.                               -               1,100              1,100
Laboratory Corp. of America Holdings                  3,475                   -              3,475
Tenet Healthcare Corp.                                    -                 500                500

HEAVY MACHINERY
Applied Materials, Inc.                               3,475               2,500              5,975
Baker Hughes, Inc.                                    4,775               1,000              5,775
Caterpillar, Inc.                                         -                 400                400
Cooper Cameron Corp.                                      -                 600                600
Deere & Co.                                               -                 100                100
Grainger (W.W.), Inc.                                     -                 300                300
Ingersoll-Rand Co. - Class A                              -                 800                800
United Technologies Corp.                                 -               2,200              2,200

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
General Growth Properties, Inc. REIT                      -              10,200             10,200
Goldman Sachs Group, Inc.                            95,355              51,345            146,700
Morgan Stanley Dean Witter & Co.                          -              51,696             51,696
Prologis Trust REIT                                       -               5,200              5,200
Schwab (Charles) Corp.                                    -              49,280             49,280
Stilwell Financial, Inc.                                  -               9,100              9,100
T. Rowe Price Group, Inc.                                 -              13,152             13,152
                                             --------------      --------------     --------------
                                                     95,355             309,331            404,686
                                             --------------      --------------     --------------

FOOD RETAILERS
Albertson's, Inc.                                         -              18,276             18,276
                                             --------------      --------------     --------------

FOREST PRODUCTS & PAPER
Georgia-Pacific Group                                     -              14,748             14,748
Temple-Inland, Inc.                                       -               5,786              5,786
                                             --------------      --------------     --------------
                                                          -              20,534             20,534
                                             --------------      --------------     --------------

HEALTH CARE PROVIDERS
HCA - The Healthcare Co.                            127,062              42,750            169,812
Human Genome Sciences, Inc.                               -              14,740             14,740
Laboratory Corp. of America Holdings                158,634                   -            158,634
Tenet Healthcare Corp.                                    -              35,775             35,775
                                             --------------      --------------     --------------
                                                    285,696              93,265            378,961
                                             --------------      --------------     --------------

HEAVY MACHINERY
Applied Materials, Inc.                              66,095              47,550            113,645
Baker Hughes, Inc.                                  158,960              33,290            192,250
Caterpillar, Inc.                                         -              19,580             19,580
Cooper Cameron Corp.                                      -              29,052             29,052
Deere & Co.                                               -               4,790              4,790
Grainger (W.W.), Inc.                                     -              15,030             15,030
Ingersoll-Rand Co. - Class A                              -              36,528             36,528
United Technologies Corp.                                 -             149,380            149,380
                                             --------------      --------------     --------------
                                                    225,055             335,200            560,255
                                             --------------      --------------     --------------


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES
Gemstar-TV Guide International, Inc.                      -               1,500              1,500
General Electric Co.                                 15,125              13,500             28,625
Johnson Controls, Inc.                                    -                 400                400

HOUSEHOLD PRODUCTS
Corning, Inc.                                             -                 300                300

INDUSTRIAL - DIVERSIFIED
Danaher Corp.                                             -                 100                100
Tyco International Ltd.                                   -               5,100              5,100

INFORMATION RETRIEVAL SERVICES
AOL Time Warner, Inc.                                     -               4,000              4,000

INSURANCE
Aetna, Inc.                                               -                 300                300
AMBAC Financial Group, Inc.                               -                 700                700
American International Group                          2,200               2,000              4,200
Chubb Corp.                                               -                 400                400
Cigna Corp.                                               -                 700                700
Hartford Financial Services Group                         -                 300                300
John Hancock Financial Services                           -                 100                100
Lincoln National Corp.                                    -                 700                700
MBIA, Inc.                                                -                 700                700
Metlife, Inc.                                             -               1,100              1,100
Protective Life Corp.                                     -                 200                200
Prudential Financial, Inc.                                -               1,300              1,300
Torchmark Corp.                                           -                 900                900
Travelers Property Casualty Corp. - Class A               -                 200                200
UnumProvident Corp.                                       -                 600                600
Wellpoint Health Networks                                 -                 400                400
XL Capital Ltd. - Class A                                 -                 300                300

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES
Gemstar-TV Guide International, Inc.                      -               8,085              8,085
General Electric Co.                                439,381             392,175            831,556
Johnson Controls, Inc.                                    -              32,644             32,644
                                             --------------      --------------     --------------
                                                    439,381             432,904            872,285
                                             --------------      --------------     --------------

HOUSEHOLD PRODUCTS
Corning, Inc.                                             -               1,065              1,065
                                             --------------      --------------     --------------

INDUSTRIAL - DIVERSIFIED
Danaher Corp.                                             -               6,635              6,635
Tyco International Ltd.                                   -              68,901             68,901
                                             --------------      --------------     --------------
                                                          -              75,536             75,536
                                             --------------      --------------     --------------

INFORMATION RETRIEVAL SERVICES
AOL Time Warner, Inc.                                     -              58,840             58,840
                                             --------------      --------------     --------------

INSURANCE
Aetna, Inc.                                               -              14,391             14,391
AMBAC Financial Group, Inc.                               -              47,040             47,040
American International Group                        150,106             136,460            286,566
Chubb Corp.                                               -              28,320             28,320
Cigna Corp.                                               -              68,194             68,194
Hartford Financial Services Group                         -              17,841             17,841
John Hancock Financial Services                           -               3,520              3,520
Lincoln National Corp.                                    -              29,400             29,400
MBIA, Inc.                                                -              39,571             39,571
Metlife, Inc.                                             -              31,680             31,680
Protective Life Corp.                                     -               6,620              6,620
Prudential Financial, Inc.                                -              43,368             43,368
Torchmark Corp.                                           -              34,380             34,380
Travelers Property Casualty Corp. - Class A               -               3,540              3,540
UnumProvident Corp.                                       -              15,270             15,270
Wellpoint Health Networks                                 -              31,124             31,124
XL Capital Ltd. - Class A                                 -              25,410             25,410


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
LODGING
Marriott International, Inc. - Class A                    -                 700                700
Starwood Hotels & Resorts World                           -                 200                200

MEDIA - BROADCASTING & PUBLISHING
Charter Communications, Inc. - Class A                    -               2,000              2,000
Clear Channel Communications                              -                 100                100
Comcast Corp. - Class A                                   -               2,600              2,600
Cox Communications, Inc. - Class A                        -                 400                400
Fox Entertainment Group, Inc. - Class A                   -                 400                400
Gannett Co., Inc.                                         -                 900                900
Tribune Co.                                               -                 900                900
Univision Communications, Inc. - Class A              1,100                   -              1,100
Viacom, Inc. - Class B                                3,195               2,100              5,295

MEDICAL SUPPLIES
Bard (C.R.), Inc.                                         -                 200                200
Baxter International, Inc.                            1,350               1,100              2,450
Becton Dickinson & Co.                                    -               1,000              1,000
Biomet, Inc.                                              -                 100                100
Eaton Corp.                                               -                 300                300
Guidant Corp.                                             -               1,600              1,600
Medtronic, Inc.                                       1,650                 600              2,250
St. Jude Medical, Inc.                                    -                 200                200
Stryker Corp.                                             -                 200                200

METALS
Alcan, Inc.                                               -               1,100              1,100
Alcoa, Inc.                                               -               2,100              2,100
Inco Ltd.                                                 -                 500                500
United States Steel Corp.                                 -                 400                400

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
                                                    150,106             576,129            726,235
                                             --------------      --------------     --------------

LODGING
Marriott International, Inc. - Class A                    -              26,635             26,635
Starwood Hotels & Resorts World                           -               6,578              6,578
                                             --------------      --------------     --------------
                                                          -              33,213             33,213
                                             --------------      --------------     --------------

MEDIA - BROADCASTING & PUBLISHING
Charter Communications, Inc. - Class A                    -               8,160              8,160
Clear Channel Communications                              -               3,202              3,202
Comcast Corp. - Class A                                   -              61,984             61,984
Cox Communications, Inc. - Class A                        -              11,020             11,020
Fox Entertainment Group, Inc. - Class A                   -               8,700              8,700
Gannett Co., Inc.                                         -              68,310             68,310
Tribune Co.                                               -              39,150             39,150
Univision Communications, Inc. - Class A             34,540                   -             34,540
Viacom, Inc. - Class B                              141,762              93,177            234,939
                                             --------------      --------------     --------------
                                                    176,302             293,703            470,005
                                             --------------      --------------     --------------

MEDICAL SUPPLIES
Bard (C.R.), Inc.                                         -              11,316             11,316
Baxter International, Inc.                           60,008              48,895            108,903
Becton Dickinson & Co.                                    -              34,450             34,450
Biomet, Inc.                                              -               2,712              2,712
Eaton Corp.                                               -              21,825             21,825
Guidant Corp.                                             -              48,368             48,368
Medtronic, Inc.                                      70,703              25,710             96,413
St. Jude Medical, Inc.                                    -              14,770             14,770
Stryker Corp.                                             -              10,702             10,702
                                             --------------      --------------     --------------
                                                    130,711             218,748            349,459
                                             --------------      --------------     --------------

METALS
Alcan, Inc.                                               -              41,272             41,272
Alcoa, Inc.                                               -              69,615             69,615
Inco Ltd.                                                 -              11,320             11,320
United States Steel Corp.                                 -               7,956              7,956


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
OIL & GAS
Anadarko Petroleum Corp.                                  -               1,000              1,000
BJ Services Co.                                       1,675                   -              1,675
ChevronTexaco Corp.                                       -               2,600              2,600
Conoco, Inc.                                              -                 600                600
Devon Energy Corp.                                        -                 700                700
Diamond Offshore Drilling, Inc.                           -                 700                700
Dynegy, Inc. - Class A                                    -               3,100              3,100
El Paso Corp.                                             -               1,200              1,200
Exxon Mobil Corp.                                         -               9,000              9,000
Royal Dutch Petroleum Co.                                 -                 300                300
Transocean Sedco Forex, Inc.                              -                 200                200
Valero Energy Corp.                                       -                 100                100

PHARMACEUTICALS
Abbott Laboratories                                       -               1,900              1,900
Amgen, Inc.                                           1,150               2,000              3,150
Cardinal Health, Inc.                                     -                 600                600
Forest Laboratories - Class A                             -                 800                800
Gilead Sciences, Inc.                                   600                   -                600
Immunex Corp.                                             -                 400                400
Johnson & Johnson                                     2,950               3,300              6,250
Lilly (Eli) & Co.                                         -               1,900              1,900
McKesson Corp.                                            -                 200                200
Medimmune, Inc.                                           -               1,600              1,600
Merck & Co., Inc.                                         -                 900                900
Pfizer, Inc.                                         11,100               6,700             17,800
Pharmacia Corp.                                           -               1,800              1,800
Schering-Plough Corp.                                     -                 100                100
Vertex Pharmaceuticals, Inc.                              -                 500                500
Watson Pharmaceuticals, Inc.                              -                 100                100
Wyeth                                                 4,700               3,700              8,400

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
                                                          -             130,163            130,163
                                             --------------      --------------     --------------

OIL & GAS
Anadarko Petroleum Corp.                                  -              49,300             49,300
BJ Services Co.                                      56,749                   -             56,749
ChevronTexaco Corp.                                       -             230,100            230,100
Conoco, Inc.                                              -              16,680             16,680
Devon Energy Corp.                                        -              34,496             34,496
Diamond Offshore Drilling, Inc.                           -              19,950             19,950
Dynegy, Inc. - Class A                                    -              22,320             22,320
El Paso Corp.                                             -              24,732             24,732
Exxon Mobil Corp.                                         -             368,280            368,280
Royal Dutch Petroleum Co.                                 -              16,581             16,581
Transocean Sedco Forex, Inc.                              -               6,230              6,230
Valero Energy Corp.                                       -               3,742              3,742
                                             --------------      --------------     --------------
                                                     56,749             792,411            849,160
                                             --------------      --------------     --------------

PHARMACEUTICALS
Abbott Laboratories                                       -              71,535             71,535
Amgen, Inc.                                          48,162              83,760            131,922
Cardinal Health, Inc.                                     -              36,846             36,846
Forest Laboratories - Class A                             -              56,640             56,640
Gilead Sciences, Inc.                                19,728                   -             19,728
Immunex Corp.                                             -               8,936              8,936
Johnson & Johnson                                   154,167             172,458            326,625
Lilly (Eli) & Co.                                         -             107,160            107,160
McKesson Corp.                                            -               6,540              6,540
Medimmune, Inc.                                           -              42,240             42,240
Merck & Co., Inc.                                         -              45,576             45,576
Pfizer, Inc.                                        388,500             234,500            623,000
Pharmacia Corp.                                           -              67,410             67,410
Schering-Plough Corp.                                     -               2,460              2,460
Vertex Pharmaceuticals, Inc.                              -               8,140              8,140
Watson Pharmaceuticals, Inc.                              -               2,527              2,527
Wyeth                                               240,640             189,440            430,080
                                             --------------      --------------     --------------
                                                    851,197           1,136,168          1,987,365
                                             --------------      --------------     --------------


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
PREPACKAGED SOFTWARE
BEA Systems, Inc.                                         -               1,400              1,400
Brocade Communications System, Inc.                       -                 700                700
Citrix Systems, Inc.                                      -                 500                500
Microsoft Corp.                                       8,000               7,500             15,500
Oracle Corp.                                          3,975               4,500              8,475
Rational Software Corp.                                   -                 200                200
Veritas Software Corp.                                  925                 200              1,125

RESTAURANTS
McDonald's Corp.                                          -               1,400              1,400
Yum! Brands, Inc.                                         -               1,000              1,000

RETAILERS
Bed Bath & Beyond, Inc.                                   -                 900                900
BJ's Wholesale Club, Inc.                             2,125                   -              2,125
CVS Corp.                                                 -                 600                600
Federated Department Stores                               -               1,200              1,200
MAY Department Stores Co.                                 -                 500                500
Pier 1 Imports, Inc.                                      -                 400                400
Sears, Roebuck & Co.                                      -                 100                100
Target Corp.                                              -               1,800              1,800
TJX Cos., Inc.                                            -               2,800              2,800
Wal-Mart Stores, Inc.                                 5,275               4,500              9,775
Walgreen Co.                                              -                 500                500

TELEPHONE SYSTEMS
AT&T Corp.                                                -               4,000              4,000
AT&T Wireless Services, Inc.                              -               5,800              5,800
Bellsouth Corp.                                           -               2,700              2,700
SBC Communications, Inc.                                  -               2,800              2,800
Sprint Corp. (FON Group)                                  -                 600                600

                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
PREPACKAGED SOFTWARE
BEA Systems, Inc.                                         -              13,314             13,314
Brocade Communications System, Inc.                       -              12,236             12,236
Citrix Systems, Inc.                                      -               3,020              3,020
Microsoft Corp.                                     437,600             410,250            847,850
Oracle Corp.                                         37,643              42,615             80,258
Rational Software Corp.                                   -               1,642              1,642
Veritas Software Corp.                               18,306               3,958             22,264
                                             --------------      --------------     --------------
                                                    493,549             487,035            980,584
                                             --------------      --------------     --------------

RESTAURANTS
McDonald's Corp.                                          -              39,830             39,830
Yum! Brands, Inc.                                         -              29,250             29,250
                                             --------------      --------------     --------------
                                                          -              69,080             69,080
                                             --------------      --------------     --------------

RETAILERS
Bed Bath & Beyond, Inc.                                   -              33,966             33,966
BJ's Wholesale Club, Inc.                            81,813                   -             81,813
CVS Corp.                                                 -              18,360             18,360
Federated Department Stores                               -              47,640             47,640
MAY Department Stores Co.                                 -              16,465             16,465
Pier 1 Imports, Inc.                                      -               8,400              8,400
Sears, Roebuck & Co.                                      -               5,430              5,430
Target Corp.                                              -              68,580             68,580
TJX Cos., Inc.                                            -              54,908             54,908
Wal-Mart Stores, Inc.                               290,178             247,545            537,723
Walgreen Co.                                              -              19,315             19,315
                                             --------------      --------------     --------------
                                                    371,991             520,609            892,600
                                             --------------      --------------     --------------

TELEPHONE SYSTEMS
AT&T Corp.                                                -              42,800             42,800
AT&T Wireless Services, Inc.                              -              33,930             33,930
Bellsouth Corp.                                           -              85,050             85,050
SBC Communications, Inc.                                  -              85,400             85,400
Sprint Corp. (FON Group)                                  -               6,366              6,366


                                                                                      PRO FORMA
                                            FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                 FUND            EQUITY FUND            FUND

                                           NUMBER OF SHARES    NUMBER OF SHARES   NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                                  -               5,700              5,700
Verizon Communications                                2,735               4,400              7,135

TEXTILES, CLOTHING & FABRICS
Jones Apparel Group, Inc.                                 -                 900                900
NIKE, Inc. - Class B                                      -                 600                600

TRANSPORTATION
Burlington Northern Santa Fe Co.                          -                 700                700
Carnival Corp.                                            -               1,500              1,500
CSX Corp.                                                 -                 300                300
Norfolk Southern Corp.                                    -                 200                200
Union Pacific Corp.                                       -                 300                300

TOTAL INVESTMENTS
(Cost $7,053,816, $12,759,678, and $19,813,494,
 respectively)
Other Assets and Liabilities (net)

TOTAL NET ASSETS


                                                                                       PRO FORMA
                                             FOCUSED EQUITY       DISCIPLINED       FOCUSED EQUITY
                                                  FUND            EQUITY FUND            FUND

                                                VALUE ($)          VALUE ($)           VALUE ($)
--------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                                  -              25,479             25,479
Verizon Communications                              109,810             176,660            286,470
                                             --------------      --------------     --------------
                                                    109,810             455,685            565,495
                                             --------------      --------------     --------------

TEXTILES, CLOTHING & FABRICS
Jones Apparel Group, Inc.                                 -              33,750             33,750
NIKE, Inc. - Class B                                      -              32,190             32,190
                                             --------------      --------------     --------------
                                                          -              65,940             65,940
                                             --------------      --------------     --------------

TRANSPORTATION
Burlington Northern Santa Fe Co.                          -              21,000             21,000
Carnival Corp.                                            -              41,535             41,535
CSX Corp.                                                 -              10,515             10,515
Norfolk Southern Corp.                                    -               4,676              4,676
Union Pacific Corp.                                       -              18,984             18,984
                                             --------------      --------------     --------------
                                                          -              96,710             96,710
                                             --------------      --------------     --------------
TOTAL INVESTMENTS
(Cost $7,053,816, $12,759,678, and
 $19,813,494, respectively)                       6,067,687          10,902,975         16,970,662
Other Assets and Liabilities (net)                  347,177              46,458            393,635
                                             --------------      --------------     --------------
TOTAL NET ASSETS                             $    6,414,864      $   10,949,433     $   17,364,297
                                             ==============      ==============     ==============

PRO FORMA FOCUSED EQUITY FUND
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2002

                                                                                                     PRO FORMA          PRO FORMA
                                                                    FOCUSED       DISCIPLINED       ADJUSTMENTS          FOCUSED
                                                                     EQUITY         EQUITY     (REFERENCE ARE TO PRO     EQUITY
                                                                      FUND           FUND         FORMA FOOTNOTES)        FUND
                                                                  ------------   ------------  ---------------------   ------------
Assets:
   Investments, at value*                                         $  6,067,687   $ 10,902,975                          $ 16,970,662
   Cash                                                                361,760         75,082                               436,842
   Receivable from:
         Securities sold                                                61,852         16,121                                77,973
         Dividends and Interest                                          6,932         14,007                                20,939
         Manager                                                         9,209          8,063                                17,272
   Prepaid insurance                                                       538            918                                 1,456
                                                                  ------------   ------------       ------------       ------------
           Total assets                                              6,507,978     11,017,166                 --         17,525,144
                                                                  ------------   ------------       ------------       ------------
LIABILITIES:
   Payable for:
         Securities purchased                                           47,222         15,917                                63,139
   Accrued expenses:
         Other                                                          45,892         51,816                                97,708
                                                                  ------------   ------------       ------------       ------------
           Total liabilities                                            93,114         67,733                 --            160,847
                                                                  ------------   ------------       ------------       ------------
NET ASSETS                                                        $  6,414,864   $ 10,949,433       $         --       $ 17,364,297
                                                                  ============   ============       ============       ============
NET ASSETS CONSIST OF:
   Paid-in capital                                                   9,406,491     14,909,187                            24,315,678
   Undistributed net investment income (loss)                          (13,974)        16,325                                 2,351
   Accumulated net realized gain (loss) on investments              (1,991,524)    (2,119,376)                           (4,110,900)
   Net unrealized appreciation (depreciation) on investments          (986,129)    (1,856,703)                           (2,842,832)
                                                                  ------------   ------------       ------------       ------------
NET ASSETS                                                        $  6,414,864   $ 10,949,433       $         --       $ 17,364,297
                                                                  ============   ============       ============       ============
SHARES OUTSTANDING:

Focused Equity                                                         917,769                         1,566,442(a)       2,484,211

Disciplined Equity                                                                  1,514,238         (1,514,238)(a)             --
                                                                  ============   ============       ============       ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE    $       6.99   $       7.23                          $       6.99
                                                                  ============   ============       ============       ============
*Cost of Investments                                              $  7,053,816   $ 12,759,678                          $ 19,813,494

  The accompanying notes are an integral part of these financial statements.

(a) Acquisition by Focused Equity Fund of all assets of Disciplined Equity Fund and issuance of Focused Equity Fund shares in exchange for all of the outstanding shares of Disciplined Equity Fund.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD FROM JULY 1, 2001 TO
JUNE 30, 2002

                                                                                                      PRO FORMA         PRO FORMA
                                                                      FOCUSED     DISCIPLINED        ADJUSTMENTS         FOCUSED
                                                                      EQUITY        EQUITY      (REFERENCE ARE TO PRO    EQUITY
                                                                       FUND          FUND          FORMA FOOTNOTES)       FUND
                                                                   ------------   ------------  ---------------------  ------------
INVESTMENT INCOME:
   Interest                                                        $      3,138   $      1,316                         $      4,454
   Dividends*                                                            57,278        151,089                              208,367
                                                                   ------------   ------------       ------------      ------------
          Total investment income                                        60,416        152,405                 --           212,821
                                                                   ------------   ------------       ------------      ------------
EXPENSES:
   Investment management fee                                             67,239         85,610             22,829(a)        175,678
   Custody and administration fees                                      169,818        164,487           (140,000)(b)       194,305
   Audit fees                                                            15,350         33,930            (12,417)(c)        36,863
   Legal fees                                                             8,632         13,778                               22,410
   Trustees' fees                                                         5,275          7,057                               12,332
   Printing fees                                                          2,998          3,760                                6,758
   Insurance                                                              2,520          4,135                                6,655
   Other                                                                  1,029          1,089                                2,118
                                                                   ------------   ------------       ------------      ------------
          Total Expenses                                                272,861        313,846           (129,587)          457,120
   Less: Expenses waived/reimbursed by the Manager                     (184,455)      (193,991)           151,828(d)       (226,618)
                                                                   ------------   ------------       ------------      ------------
   Net operating expenses                                                88,406        119,855             22,241           230,502
                                                                   ------------   ------------       ------------      ------------
NET INVESTMENT INCOME (LOSS)                                            (27,990)        32,550            (22,241)          (17,681)
                                                                   ------------   ------------       ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss)
       Investment transactions                                       (1,265,805)    (1,348,693)                          (2,614,498)
   Net change in unrealized appreciation (depreciation)
       Investments                                                     (470,041)    (1,480,757)                          (1,950,798)
                                                                   ------------   ------------       ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              (1,735,846)    (2,829,450)                --        (4,565,296)
                                                                   ------------   ------------       ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $ (1,763,836)  $ (2,796,900)      $    (22,241)     $ (4,582,977)
                                                                   ============   ============       ============      ============
*Net of foreign taxes withheld of:                                 $         --   $        230                         $        230

The accompanying notes are an integral part of these financial statements.

(a) The investment management fee was adjusted to reflect the application of the fee structure that will be in effect for the Focused Equity Fund of 0.95% of average daily net assets.
(b) The combined assets qualify the new fund for the minimum custody payment that each of the individual funds currently incurs. The combined expense should only incur this charge once.
(c) Audit expenses related to tax returns and year-end audits have been reduced to assume savings in the fee structure that would be presented by the auditor.
(d) The waiver has been adjusted to produce combined net expenses equal to 1.25% of the combined average daily net assets.

PRO FORMA FOCUSED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 20, 2002

BASIS OF COMBINATION:

On December 4, 2002 the Board of Trustees approved an Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets and all liabilities of the Disciplined Equity Fund to the Focused Equity Fund in exchange for shares of the Focused Equity Fund equal in value to the aggregate net asset value of the Disciplined Equity Fund. The Reorganization provides for the complete liquidation of the Disciplined Equity Fund. The Reorganization is subject to Disciplined Equity Fund shareholder approval. A special meeting of shareholders of the Disciplined Equity Fund is expected to be held on March 20, 2003.

The Reorganization will be accounted for as a taxable reorganization of the investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2002. The unaudited Pro Forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of the Focused Equity and Disciplined Equity Fund as if the combination occurred on June 30, 2002. The Pro Forma Statement of Operations reflects the accounts of the Focused Equity Fund and Disciplined Equity Fund as if the combination occurred on July 1, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Focused Equity and Disciplined Equity Funds under generally accepted accounting principles. The fair market value of investment securities will be carried forward to the surviving entity and results of operations of the Focused Equity Fund for pre-combination periods will not be restated. The Focused Equity Fund will be the accounting survivor of the Reorganization and its historical financial statements will be carried forward.

The unaudited pro forma schedule of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information for the Trust.

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

Option 1:      To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your voting instruction card.

Option 2:      Vote on the Internet at www.proxyweb.com and use the control number on the front of your voting instruction card.

Option 3:      Return the signed voting instruction card in the enclosed postage prepaid envelope.

                            LSA VARIABLE SERIES TRUST

                           LSA DISCIPLINED EQUITY FUND

                           [NAME OF INSURANCE COMPANY]

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2003

                 THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE
                 BOARD OF TRUSTEES OF LSA VARIABLE SERIES TRUST
                    ON BEHALF OF [NAME OF INSURANCE COMPANY]

     The undersigned instructs [Name of Insurance Company] to represent and vote the number of share(s) of the LSA Disciplined Equity Fund (the "Fund"), a series of the LSA Variable Series Trust (the "Trust"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at a Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 20, 2003, at 10:00 a.m. at 3100 Sanders Road, Northbrook, Illinois and any adjournments thereof, upon the matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. [Name of Insurance Company] is directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked below.

     ALL PROPERLY EXECUTED VOTING INSTRUCTIONS WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTIONS ARE RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL. PLEASE DATE, SIGN AND RETURN PROMPTLY.

     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

            ---------------------------------------------------------

     THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

Proposal 1:    To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the LSA
               Disciplined Equity Fund to the LSA Focused Equity Fund, in exchange for shares of the LSA Focused Equity Fund, which will be distributed to shareholders of the LSA Disciplined Equity Fund.

                  / / For       / / Against      / / Abstain

               In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

     The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each owner should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2003


-------------------------------                 --------------------------------
Signature                                       Signature

                          LSA(R) VARIABLE SERIES TRUST

                           Emerging Growth Equity Fund
                             Aggressive Growth Fund
                            Capital Appreciation Fund
                               Focused Equity Fund
                            Diversified Mid-Cap Fund
                               Mid Cap Value Fund
                               Growth Equity Fund
                                 Blue Chip Fund
                             Disciplined Equity Fund
                                Value Equity Fund
                                Basic Value Fund
                                  Balanced Fund
                           (collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with each current prospectus dated May 1, 2002 (as amended from time to time) of the LSA Variable Series Trust (the "Trust"). The Annual Report to Shareholders dated December 31, 2001 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. To obtain a prospectus or the Annual Report to Shareholders, without charge, please call one of the following:

     Allstate Life Insurance Company                          1-800-366-1411
     Glenbrook Life and Annuity Company                       1-800-755-5275
     Lincoln Benefit Life Company                             1-800-865-5237
     Northbrook Life Insurance Company                        1-800-654-2397
     Allstate Life Insurance Company of New York
     (sold through Morgan Stanley)                            1-800-256-9392
     Allstate Life Insurance Company of New York
     (sold through other-than Morgan Stanley)                 1-800-692-4682

     This Statement of Additional Information is intended to provide additional information about the activities and operations of the Trust and the Funds and should be read in conjunction with each prospectus.

     You can review the Trust's prospectuses as well as other reports relating to the Trust at the Public Reference Room of the Securities and Exchange Commission ("SEC").

     You can get text-only copies:

          For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Telephone:
          (202) 942-8090 or; free, from the SEC's Internet website at http://www.sec.gov.

TABLE OF CONTENTS                                              PAGE
-----------------                                              ----
The Trust and the Funds                                        B - 3

Investment Objectives and Policies                             B - 3

Board of Trustees                                              B - 26

Code of Ethics                                                 B - 30

Capital Structure                                              B - 30

Control Persons                                                B - 31

Investment Management Arrangements                             B - 33

Fund Expenses                                                  B - 37

Portfolio Transactions and Brokerage                           B - 38

Determination of Net Asset Value                               B - 41

Purchase and Redemption of Shares                              B - 42

Suspension of Redemptions and Postponement
of Payments                                                    B - 42

Investment Performance                                         B - 43

Taxes                                                          B - 48

Custodian, Transfer Agent, Fund Accountant
and Administrator                                              B - 51

Distributor                                                    B - 52

Independent Auditors                                           B - 52

Financial Statements                                           B - 52

Other Information                                              B - 52

Appendix A                                                     B - 53

                             THE TRUST AND THE FUNDS

         LSA Variable Series Trust (the "Trust") presently consists of twelve portfolios: the Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Focused Equity Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Growth Equity Fund, Blue Chip Fund, Disciplined Equity Fund, Value Equity Fund, Basic Value Fund, and Balanced Fund (each referred to as a "Fund" and collectively as the "Funds"). The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was formed as a Delaware business trust on March 2, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life insurance or variable annuity contracts, including separate accounts of Allstate Life Insurance Company ("Allstate Life") and its insurance company subsidiaries.

         LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is a wholly owned subsidiary of Allstate Life and is the investment manager of each Fund. The specific investments of each Fund are managed on a day-to-day basis by investment advisers ("Advisers") selected by the Manager.

                       INVESTMENT OBJECTIVES AND POLICIES

A.       FUNDAMENTAL RESTRICTIONS OF THE FUNDS

         Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the holders of the applicable Fund's outstanding voting securities. Under the 1940 Act, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) the holders of more than 50% of the outstanding shares of the Fund. Those investment policies that are not fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the "Board") without a shareholder vote under the 1940 Act. In addition, each Fund's investment objective may be changed without a shareholder vote.

FOR ALL FUNDS OTHER THAN THE DIVERSIFIED MID-CAP FUND

         Each Fund may not:

         1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements are not deemed to be issuances of senior securities or purchasing on margin;

         2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% (including the amount borrowed) as defined in the 1940 Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing for purposes of this limitation to the extent they are covered by a segregated account consisting of appropriate liquid assets or by an offsetting position;

         3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act");

         4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts ("REITs")), (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships;

         5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies;

         6. Make loans, except that a Fund may (i) lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the Fund's total assets (including collateral received) taken at market value, (ii) enter into fully collateralized repurchase agreements, and
(iii) purchase debt obligations in which the Fund may invest consistent with its investment policies;

         7. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that this limitation does not apply to the Focused Equity Fund. For these purposes, each Adviser determines appropriate industry classification which means that different Funds will use different industry classification standards. Although permitted to do so, the Focused Equity Fund has no present intention of concentrating its assets in any particular industry or group of industries.

         In addition, each Fund, except the Focused Equity Fund, will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities ) if:

     - such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     - such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

FOR THE DIVERSIFIED MID-CAP FUND

The following are fundamental investment restrictions which relate only to the Diversified Mid-Cap Fund:

         1. With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

         2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

         3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

         4. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

         5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry;

         6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

         8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

         THE FOLLOWING INVESTMENT RESTRICTIONS, PERTAINING ONLY TO THE DIVERSIFIED MID-CAP FUND, ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

         (i) The Diversified Mid-Cap Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         (ii) The Diversified Mid-Cap Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restrictions
                  (3)).

         (iii) The Diversified Mid-Cap Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section. For the purposes of determining all investment restrictions, each Fund currently interprets "total assets" to exclude collateral received for securities lending transactions.

B.       MISCELLANEOUS INVESTMENT PRACTICES

         The following discussion provides additional information about the types of securities which may be purchased by one or more of the Funds, including information about certain non-fundamental investment restrictions, and about risk factors. An investor in a Fund would be exposed to all of the investment risks associated with the securities purchased by that Fund. Therefore, these risks should be considered carefully by all prospective investors. In addition, due to the numerous factors that affect investment results, it is not possible to identify every possible risk factor.

         Unless otherwise noted, all investment limitations that are expressed as a percentage of a Fund's assets are applied as of the time a Fund purchases a particular security, except those limitations relating to a Fund's asset coverage requirements applicable to certain borrowings under Section 18 of the 1940 Act. For purposes of determining all investment restrictions, each Fund currently interprets "total assets" to exclude collateral received for securities lending transactions.

         Not all Funds will necessarily engage in all of the strategies discussed below, even where it is permissible for a Fund to do so.

PORTFOLIO TURNOVER

         Consistent with each Fund's investment policies, the Emerging Growth Equity Fund, Focused Equity Fund, Aggressive Growth Fund and Balanced Fund experienced portfolio turnover rates over 100% during the fiscal year ended December 31, 2001. These Funds may engage in active trading without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., 100% or more per year) would cause a Fund to incur additional transaction costs on the sale of securities and reinvestment in other securities. The Growth Equity Fund's portfolio turnover rate decreased significantly during the fiscal year ended December 31, 2001 compared with the turnover rate during the fiscal year ended December 31, 2000. The decrease was the result of fundamental difference in the market conditions during 2001 compared with 2000.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

         Each Fund may hold cash items and invest in money market instruments under appropriate circumstances as determined by the Advisers in consultation with the Manager. Each Fund may invest up to 100% of its assets in cash or money market instruments for temporary defensive purposes. The Diversified Mid-Cap Fund may invest up to 100% of its total assets in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

         Money market instruments include (but are not limited to): (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

         Money market instruments are subject, to a limited extent, to credit risk. Credit risk is the possibility that the issuer of a security may fail to repay interest and principal in a timely manner. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the possibility that a foreign government will not let U.S. dollar-denominated assets leave the country; the possibility that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and the possibility that adverse political or economic developments will affect investments in a foreign country.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         Each Fund may purchase certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

REPURCHASE AGREEMENTS

         Each Fund is permitted to enter into fully collateralized repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker/dealers believed by the Manager to present minimal credit risks.

         A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold to a Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller of the security. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

         The Advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price (including interest).

         Further, a Fund could experience: delays in liquidating the underlying securities while it enforces its rights to the collateral; below normal levels of income; decline in value of the underlying securities; or a lack of access to income during this period. A Fund may also incur unanticipated expenses associated with enforcing its rights in connection with a repurchase agreement transaction.

         If a Fund's Adviser has obtained an order issued by the Securities and Exchange Commission (the "SEC"), the Fund, together with other registered investment companies managed by the particular Fund's Adviser or its affiliates, may (subject to such order) transfer uninvested cash balances into a single joint account, the daily aggregate balance of which may be invested in one or more repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with its custodian bank in which the Fund will maintain liquid assets equal in value to a Fund's obligations in respect of any reverse repurchase agreements.

DEBT SECURITIES

         Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. Debt securities may be classified as investment grade debt securities and non-investment grade debt securities.

INVESTMENT GRADE DEBT SECURITIES

         Each Fund is permitted under its investment policies to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's Investor Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's(R) ("S&P(R)")) (or, if unrated, securities of comparable quality as determined by its Adviser). Appendix A contains descriptions of the ratings of the ratings services. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by an Adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories. Such securities lack outstanding investment characteristics and have speculative characteristics. Ratings made available by S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, an Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

BELOW INVESTMENT GRADE DEBT SECURITIES

         Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." Each rating category has within it different gradations or subcategories. For instance the "Ba" rating for Moody's includes "Ba3," "Ba2" and "Ba1." Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the subcategories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded, the Adviser will use its discretion in determining whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. A Fund's ability to achieve its investment objectives may depend to a greater extent on the Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities.

         The Value Equity Fund has no limit on the amount of assets it may invest in non-investment grade convertible debt securities and it may invest up to 5% in non-investment grade, non-convertible debt securities. The Value Equity Fund does not expect to invest more than 10% of total assets in non-investment grade securities of any type. The Diversified Mid-Cap Fund may invest up to 10% of its total assets in any quality debt securities. The Disciplined Equity Fund and Focused Equity Fund may each invest up to 10% of the Fund's total assets in non-investment grade convertible debt securities. The Balanced Fund may invest up to 25% of its total assets in below investment grade debt securities. The Capital Appreciation Fund may invest up to 35% of its total assets in below investment grade debt securities. The Growth Equity Fund may invest up to 10% of its total assets in below investment grade debt securities. The Emerging Growth Equity Fund, Blue Chip Fund and Basic Value Fund will not invest in below investment grade debt securities.

         Junk bonds pay higher interest yields in an attempt to attract investors. Junk bonds may be issued by small, less-seasoned companies, or by larger companies as part of a corporate restructuring such as a merger, acquisition or leveraged buy out. However, junk bonds have special risks that make them riskier investments than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than are lower-yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a greater possibility that an issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

         These risks mean that the Funds investing in junk bonds may not achieve the expected income from lower-grade securities, and that the net asset value per share of such Funds may be affected by declines in the value of these securities. However, the Funds' limitations on investing in junk bonds may reduce some of these risks.

         The market value of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than do higher quality bonds. Additionally, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

MORTGAGE-RELATED SECURITIES

         Each Fund (other than the Disciplined Equity Fund) may invest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Each Fund may also invest in other types of mortgage-backed securities. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. A Fund may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

         In general, there are several risks associated with mortgage-related securities. One is the risk that the monthly cash inflow from the underlying loan may be insufficient to meet the monthly payment requirements of the mortgage-related security.

         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the investment restriction limiting a Fund's investment in illiquid investments to not more than 15% of the value of its net assets is applicable. See the information found under the heading "Illiquid Securities."

         The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk which is the risk that prepayments of the underlying mortgages may shorten the life of the investment, adversely affecting yield to maturity. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluation of the risks associated with prepayment and determination of the rate at which prepayment will occur, is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, and slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. As noted, the mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective at "locking in" a specified interest rate than are conventional bonds or certain types of U.S. government securities.

         REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs, under applicable regulatory requirements, for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, adverse general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically by property type or in certain other respects, these risks may be heightened. A Fund that invests in a REIT will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which that Fund invests.

ASSET-BACKED SECURITIES

         Each Fund (other than the Disciplined Equity Fund) may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. The Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

         Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, such as credit card receivables, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not support payments on these securities.

EQUITY SECURITIES

         Each Fund may invest in equity securities which include common stocks, preferred stocks (including convertible preferred stock), depositary receipts and rights to acquire such securities (such as warrants). In addition, the Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. These convertible debt securities are considered equity securities for purposes of the Funds' investment policies and limitations. Generally, the Funds' equity securities will consist mostly of common stocks.

         The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or progress.

RIGHTS AND WARRANTS

         Each Fund may invest in warrants, which are certificates that give the holder the right to buy a specific number of shares of a company's stock at a stipulated price within a certain time limit (generally, two or more years). A right refers to the right of an existing shareholder to purchase shares of a new issue of stock in proportion to the number of shares the investor already owns. Rights are valued separately and may be purchased in the secondary market. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a right or warrant does not necessarily change in tandem with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to its expiration date.

SMALL CAPITALIZATION SECURITIES

         Each Fund may invest in equity securities (including securities issued in initial public offerings) of companies with small market capitalizations at the time of purchase. Companies with small market capitalizations typically include those companies listed in the Russell 2000(R) Index. As of December 31, 2001, the largest company in the Russell 2000 Index had a market capitalization of approximately $3.0 billion. Because the issuers of small market capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, small market capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

NON-U.S. SECURITIES

Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), New York shares and other similar types of instruments. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. Like depositary receipts, New York shares are normally listed on U.S. exchanges and represent share capital of a foreign issuer in circulation in the U.S. However, New York shares differ from depositary receipts in that they allow a non-U.S. issuer the means to have a portion of its capital outstanding in the U.S. and a portion outstanding in the issuer's home market. New York shares are issued by a U.S. transfer agent and registrar on behalf of the non-U.S. issuer. The value of an ADR, EDR, or a GDR or New York shares will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, the Manager or the respective Adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

         Investing in securities issued by non-U.S. issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions with the relevant country. Many foreign countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Many foreign countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

         From time to time, each Fund, except the Disciplined Equity Fund, may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         "Emerging markets" are located in the Asia-Pacific region, Eastern and Central Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

CURRENCY TRANSACTIONS

         Each Fund, except the Disciplined Equity Fund and Emerging Growth Equity Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon, and exchange listed and OTC options on currencies.

         Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements." The Disciplined Equity Fund, Balanced Fund and Emerging Growth Equity Fund will not engage in forward foreign currency contracts. The Balanced Fund will not engage in currency swaps.

         A Fund may enter into currency transactions only with counterparties determined to be creditworthy by an Adviser, subject to approval by the Manager.

         A Fund may also enter into options and futures contracts relative to a foreign currency to hedge against fluctuations in foreign currency rates. The use of forward currency transactions and options and futures contracts relative to a foreign currency to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of a Fund's underlying securities. A Fund may, to the extent it invests in foreign securities, purchase or sell foreign currencies on a spot basis and may also purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will segregate cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, or otherwise cover its position in a manner permitted by the SEC.

         A Fund would incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

         Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with the Fund's investment objectives and policies.

         In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, and for cash flow management, a Fund may employ certain hedging and risk management techniques. These techniques include the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. Although these hedging transactions are intended to minimize the risk of loss due to a decline in the value of the hedged security, asset class or currency, certain of them may limit any potential gain that might be realized should the value of the hedged security increase. A Fund may engage in these types of transactions for the purpose of enhancing returns. The use of options can also increase a Fund's transaction costs.

         The techniques described herein will not always be available to the Funds, and it may not always be feasible for a Fund to use these techniques even where they are available. For example, the cost of entering into these types of transactions may be prohibitive in some situations. In addition, a Fund's ability to engage in these transactions may also be limited by tax considerations and certain other legal considerations.

         A Fund may write covered call options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

         A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it: (1) will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or (2) will establish or maintain with its custodian for the term of the option a segregated account consisting of liquid assets. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

         To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations. This provides an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire or to increase or decrease equity exposure in managing cash flows.

         The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities.

         Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain liquid assets with a custodian equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian additional liquid assets equal in value to the deficiency.

         To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%. In addition, each Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") involves certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include:

- dependence on the ability of an Adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets;

- imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;

- the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests;

- lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position;

- possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and

- the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended, (the "Code").

         In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all. The Funds' ability to engage in certain investment strategies, including hedging techniques, may be limited by tax considerations, cost considerations and other factors.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits, and in the case of options obligating a Fund to purchase securities may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such futures contracts and options to the extent not covered by an offsetting position.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between a Fund's futures positions and portfolio positions is impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may be inherently illiquid or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily price limit is reached no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on an Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although it is believed that use of the hedging and risk management techniques described above will benefit the Funds, if an Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

SWAP AGREEMENTS

         A Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The Emerging Growth Equity, Focused Equity, Diversified Mid-Cap, Value Equity and Balanced Funds may invest up to 10% of their assets in these types of instruments. The Growth Equity Fund will not enter into credit, currency, index, interest rate and mortgage swaps and up to 10% of its total assets may be invested in equity swaps. The Disciplined Equity Fund may invest up to 10% of its assets in equity swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange (swap) the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments equal to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments equal to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         A Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by liquid assets having an aggregate net asset value at least equal to the accrued excess maintained by the Fund's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. A Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined to be creditworthy by an Adviser, subject to approval by the Manager. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

         A Fund may invest in equity swaps. As noted, equity swaps allow one party to exchange the dividend income or other components of return on an equity investment for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of particular securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms an Adviser believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Because interest rate swaps, caps, collars and floors are privately negotiated transactions rather than publicly traded, they may be considered to be illiquid securities. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Equity swaps are very volatile. To the extent that an Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

STRUCTURED INVESTMENTS

         Each Fund may enter into Structured Investments. Structured Investments are derivative securities that are convertible into, or the value of which is based upon the value of, other debt or equity securities or indices or other factors. Currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the Standard & Poor's 500(SM) Index ("S&P 500(R)")) may be used. The amount a Fund receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index or other factor. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price or volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

         Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four common types of Structured Investments. A Fund may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with the Fund's investment objective and policies.

                  LYONS

         Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs is typically lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount on the date of redemption, which amounts to the lower-than-market yield. A Fund would receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are an attractive investment when it appears that they will increase in value due to the rise in value of the underlying common stock.

                  PERCS

         Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a higher dividend income than that paid with respect to a company's common stock.

                  ELKS

         Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under a trust indenture. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Fund may be compensated with the higher yield, contingent on how well the underlying common stock performs. Investors that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuers of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used as a form of hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

                  STRUCTURED NOTES

         Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

RISK MANAGEMENT

         Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep a Fund fully invested and to reduce the transaction costs associated with incoming and outgoing cash flows. Where equity futures are used to "equitize" cash, the objective is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to a Fund's cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage they include, as do all leveraged transactions, the possibility of losses or gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

ILLIQUID SECURITIES

         Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase thereof more than 15% of a Fund's net assets would consist of illiquid securities. If, through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

         "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. In addition, under current interpretations of the Staff of the SEC, the following types of securities in which a Fund may invest will be considered illiquid:

     - repurchase agreements and time deposits maturing in more than seven days;
     - certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
     - options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and
     - any other securities in which a Fund may invest that are not readily marketable.

         Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines approved by the Board. A Fund may not be able to sell illiquid securities when an Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of liquid securities. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value. Further, the purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

SHORT SALES

         Each Fund except the Balanced Fund may make short sales of securities. All of the Funds except the Balanced Fund may make short sales against the box. The Focused Equity Fund, Disciplined Equity Fund, Value Equity Fund and Capital Appreciation Fund may engage in short sales other than against the box. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. A Fund will also be required to deposit in a segregated account established and maintained with such Fund's custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In a short sale against-the-box, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the security and maintains that right at all times when the short position is open. A Fund other than the Diversified Mid-Cap Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). The policy of the Diversified Mid-Cap Fund regarding short sales against-the-box is described under "INVESTMENT OBJECTIVES AND POLICIES - Fundamental Restrictions for the Diversified Mid-Cap Fund."

         As a result of recent tax legislation, short sales may not generally be used to defer the recognition of gain for tax purposes with respect to appreciated securities in a Fund's portfolio.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if an Adviser deems it advisable. The purchase of securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments in respect of any obligations relating to when-issued or delayed delivery securities; a Fund will likewise segregate securities sold on a delayed-delivery basis.

INVESTING IN OTHER INVESTMENT COMPANIES

         Each Fund is permitted to invest in other investment companies including investment companies which are not registered under the 1940 Act. Each Fund may invest in investment companies located outside the United States. Investments in other investment companies will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Pursuant to Section 12(d)(1) of the 1940 Act, a Fund will not purchase a security of an investment company, if as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company; unless an exemption from the limitations of
Section 12(d)(1) is available.

         The Funds may also purchase certain exchange-traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange ("AMEX") - traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. With regard to each Fund, SPDRs and other similar types of instruments would be subject to the requirements of Section 12(d)(1) of the 1940 Act.

         The Focused Equity Fund, Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Basic Value Fund and Blue Chip Fund may invest in iShares(SM) (formerly called World Equity Benchmark Shares or "WEBS") consistent with the limitations of Section 12(d)(1) of the 1940 Act. iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Composite Index ("MSCI") indices for specified countries. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

PORTFOLIO SECURITIES LENDING

         Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral, liquid assets that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

         Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

         The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of the Fund (not including transactions that are covered by a segregated account or an offsetting position) would not be more than 33 1/3% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans). For the Diversified Mid-Cap Fund all security lending is limited to 33 1/3%.

         Under present regulatory policies, loans of portfolio securities may be made to financial institutions such as brokers or dealers and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund is required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund does not have the right to vote any loaned securities having voting rights during the existence of the loan, but a Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities default. However, the loans are made only to firms deemed by the Advisers to be of good standing under guidelines established by the Manager and the Board, and only when, in the judgment of an Adviser, the money which can be earned by loaning the particular securities justifies the attendant risks.

         The Funds do not intend to engage in the lending of any other assets other than securities, except to the extent of assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (The limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

                                BOARD OF TRUSTEES

         The Board is responsible for overseeing all operations of the Funds, including supervising the Manager. The Manager is responsible for overseeing the Advisers and establishing and monitoring investment guidelines for the Trust. The Trustees and officers of the Trust, some of whom are directors and officers of Allstate Life and its affiliates, and their principal business occupations for the last five years, are set forth below.

TRUSTEES:

         Listed below are the names of the Trustees and principal Officers of the Trust, along with their ages, business addresses, and principal business occupations during the previous five years.

DISINTERESTED TRUSTEES:(1),(2)

Karen J. May and Arthur S. Nicholas have served as Trustees of the Trust continuously since its inception in September 1999. Robert S. Engelman, Jr. has served as Trustee of the Trust continuously since October 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

-------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS(3)
        NAME AND AGE                                  DURING PAST FIVE YEARS                                HELD
-------------------------------------------------------------------------------------------------------------------------
Robert S. Engelman, Jr.          -     2001-Present: President, EIC, Inc. (private investment        MB Financial, Inc.
(60)                                   company)
                                 -     2001-Present: President, MRE, Inc. (private investment
                                       company)
                                 -     1998-2001: Chairman of the Board, MB Financial, Inc.
                                       (bank holding company)
                                 -     1997-1998: President and Chief Executive Officer,
                                       Avondale Financial Corp./Avondale Bank
-------------------------------------------------------------------------------------------------------------------------
Karen J. May (44)                -     2000-Present: Corporate Vice President, Human                        None
                                       Resources, Baxter International, Inc. (healthcare)
                                 -     1998-2000: Vice President, Global Planning and Staffing,
                                       Baxter International, Inc.
                                 -     1997-1998: Vice President, International Finance, Baxter
                                       International, Inc.
-------------------------------------------------------------------------------------------------------------------------
Arthur S. Nicholas (72)          -     1997-Present: Owner-President, The Antech Group                      None
                                       (management consulting)
-------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:(2)

Thomas J. Wilson has served as Trustee of the Trust continuously since its inception in September 1999. Michael J. Velotta has served as Trustee of the Trust continuously since October 1999. Mr. Wilson also has served as Chairman of the Board of Trustees since September 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062.

-------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS(3)
        NAME AND AGE                                  DURING PAST FIVE YEARS                                HELD
-------------------------------------------------------------------------------------------------------------------------
Michael J. Velotta(4) (56)       -     1997-Present: Senior Vice President, General Counsel and             None
                                       Secretary, Allstate Life Insurance Company
-------------------------------------------------------------------------------------------------------------------------
Thomas J. Wilson(5) (44)         -     2000-Present: Chairman of the Board and President,                   None
                                       Allstate Life Insurance Company
                                 -     1999-2000: President, Allstate Life Insurance Company;
                                 -     1997-1998: Senior Vice President and Chief Financial
                                       Officer, Allstate Insurance Company
-------------------------------------------------------------------------------------------------------------------------

OFFICERS:(6)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

-----------------------------------------------------------------------------------------------------------------------
        NAME, AGE AND               LENGTH OF TIME SERVED                       PRINCIPAL OCCUPATION(S)
   TRUST POSITION(S) HELD              AS TRUST OFFICER                         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeanette J. Donahue(7) (52)          Since September 1999        -     1997-Present: Director, Allstate Life Insurance
Vice President and Chief                                               Company
Operations Officer
-----------------------------------------------------------------------------------------------------------------------
Todd P. Halstead(7) (45)             Since February 2000         -     1997-Present: Director, Allstate Life Insurance
Treasurer                                                              Company
-----------------------------------------------------------------------------------------------------------------------
John R. Hunter(7) (47)               Since September 1999        -     1997-Present: Vice President, Allstate Life
President and Chief                                                    Insurance Company
Compliance Officer
-----------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise (55)             Since February 2000         -     1999-Present: Director and Counsel, Investors
Secretary                                                              Bank & Trust Company
                                                                 -     1997-1999: Vice President, State Street Bank and
                                                                       Trust Company
-----------------------------------------------------------------------------------------------------------------------
Bruce A. Teichner(7) (42)            Since February 2001         -     1998-Present: Associate Counsel, Allstate Life
Assistant Secretary                                                    Insurance Company
                                                                 -     1997-1998: Assistant Counsel, Allstate Insurance
                                                                       Company
-----------------------------------------------------------------------------------------------------------------------

(1) Each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act is referred to as a "disinterested Trustee."
(2) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(3) Directorships include public companies and any company registered as an investment company.
(4) Mr. Velotta is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the board of managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the Secretary and a register representative of ALFS, Inc., the Trust's distributor.
(5) Mr. Wilson is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the board of managers of LSA Asset Management LLC, the investment adviser to the Trust; Chairman of the Board and President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director and registered representative of ALFS, Inc., the Trust's distributor.
(6) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.
(7) Ms. Donahue, Mr. Halstead, Mr. Hunter and Mr. Teichner are officers of LSA Asset Management LLC, investment adviser to the Trust. Mr. Hunter is also a member of the board of managers of LSA Asset Management LLC and President and Chief Executive Officer of ALFS, Inc., the Trust's distributor. Ms. Donahue and Mr. Hunter are also registered representatives of ALFS, Inc.

COMMITTEES OF THE BOARD OF TRUSTEES

         The Board has an Audit Committee and a Valuation Committee. The Audit Committee is comprised of all of the Trustees who are not "interested persons" of the Trust. Currently, Messrs. Robert S. Engelman and Arthur S. Nicholas, and Ms. Karen J. May comprise the Audit Committee. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; assists the Board in fulfilling its responsibilities for the Trust's accounting and financial practices; and acts as liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met twice during the fiscal year ended December 31, 2001. Currently, Messrs. Arthur S. Nicholas and Thomas J. Wilson and certain personnel of the Manager comprise the Valuation Committee. The primary purpose of the Valuation Committee is to oversee the policies, practices and internal controls with respect to the valuation of the securities held by each Fund. The Valuation Committee met three times during the fiscal year ended December 31, 2001. The full Board met four times during the fiscal year ended December 31, 2001.

SHARE OWNERSHIP IN THE TRUST AS OF DECEMBER 31, 2001

                                  DOLLAR RANGE OF EQUITY SECURITIES IN EACH        AGGREGATE DOLLAR RANGE OF EQUITY
                                  -----------------------------------------        --------------------------------
     NAME OF TRUSTEE                          FUND OF THE TRUST                  SECURITIES IN ALL FUNDS OF THE TRUST
     ---------------                          -----------------                  ------------------------------------
DISINTERESTED TRUSTEES

Robert S. Engelman, Jr.(1)      Growth Equity Fund: $10,001 - $50,000                    $10,001 - $50,000
                                Disciplined Equity Fund: $10,001- $50,000
                                Emerging Growth Equity Fund: $10,001- $50,000
                                Focused Equity Fund: $10,001 - $50,000
Karen J. May                                        none                                       none
Arthur S. Nicholas                                  none                                       none

INTERESTED TRUSTEES

Michael J. Velotta                                  none                                       none
Thomas J. Wilson                                    none                                       none

(1) Mr. Engelman owns no securities in any Fund other than those shown in column two of this table.

COMPENSATION OF OFFICERS AND TRUSTEES

         The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank & Trust Company (the "Administrator"). The chart below sets forth the fees paid by the Funds to the disinterested Trustees during the fiscal year ended December 31, 2001 and certain other information.

                                                         PENSION OR                               TOTAL COMPENSATION
                                 AGGREGATE           RETIREMENT BENEFITS     ESTIMATED ANNUAL     FROM THE FUNDS AND
                                COMPENSATION         ACCRUAL AS PART OF       BENEFITS UPON        COMPLEX PAID TO
NAME                        FROM THE TRUST(A),(B)       FUND EXPENSES           RETIREMENT          TRUSTEE(A),(B)
----                        ---------------------    -------------------     ----------------     ------------------
Robert S. Engelman, Jr.           $ 18,000                  -0-                    -0-                $ 18,000

Karen J. May                      $ 18,000                  -0-                    -0-                $ 18,000

Arthur S. Nicholas                $ 18,000                  -0-                    -0-                $ 18,000

(A) For the fiscal year ended December 31, 2001, each disinterested Trustee received a fee of $18,000. As of the date of this SAI, each disinterested Trustee receives an annual fee of $21,000, which is paid quarterly. Disinterested Trustees will be compensated an additional $1,000 per year for each additional Fund added to the Trust.

(B)  As of December 31, 2001, there were twelve Funds in the Trust.

                                 CODE OF ETHICS

         Rule 17j-1 under the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds, their investment advisers and distributors to adopt a code of ethics and to report periodically to the board on issues raised under its code of ethics. To implement compliance with these requirements, the Trust, the Manager and ALFS, Inc. (the "Distributor") have adopted and agreed to be governed by a joint code of ethics and each of the Advisers has adopted and agreed to be governed by its individual codes of ethics (the "Codes of Ethics"), each containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees and access persons. The Codes of Ethics permits employees and access persons of the Trust, the Manager, the Distributor and the Adviser to invest in securities, including securities that may be purchased or held by the Funds. However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.

         Information about these Codes of Ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                CAPITAL STRUCTURE

         The Trust was organized under Delaware law on March 2, 1999. The Trust is a Delaware Business Trust and has the authority to authorize and issue an unlimited number of shares. The Board may reclassify authorized shares to increase or decrease the allocation of shares among the Funds or to add any new Funds. The Board has the power, from time to time and without shareholder approval, to classify and reclassify existing and new Funds into one or more classes.

                                 CONTROL PERSONS

         As of April 1, 2002, Allstate Life through Allstate Financial Advisors Separate Account One (Separate Account), 3075 Sanders Road, Northbrook, Illinois, 60062-7127, owned more than 25% of the shares of the Funds as indicated below and may be deemed a "control person" of the Funds as such term is defined in the 1940 Act. Allstate Life is organized under the laws of the State of Illinois, and is a wholly owned subsidiary of Allstate Insurance Company.

                                       NATURE OF BENEFICIAL     PERCENT OF
          FUND                              OWNERSHIP            PORTFOLIO
          ----                         --------------------     ----------
          Emerging Growth Equity         Direct Ownership         66.7%

          Aggressive Growth              Direct Ownership         84.5%

          Capital Appreciation           Direct Ownership         88.0%

          Focused Equity                 Direct Ownership         58.2%

          Diversified Mid-Cap            Direct Ownership         78.1%

          Mid Cap Value                  Direct Ownership         80.7%

          Growth Equity                  Direct Ownership         50.7%

          Blue Chip                      Direct Ownership         69.4%

          Disciplined Equity             Direct Ownership         71.8%

          Value Equity                   Direct Ownership         53.0%

          Basic Value                    Direct Ownership         61.9%

          Balanced                       Direct Ownership         48.5%


         As of April 1, 2002, Lincoln Benefit Life Company through Lincoln Life Benefit Variable Annuity Account (Separate Account), 2940 South 84th Street, Lincoln, NE, 68506, owned more than 25% of the shares of the Funds as indicated below and may be deemed a "control person" of the Funds as such term is defined in the 1940 Act. Lincoln Benefit Life Company is organized under the laws of the State of Nebraska, and is a wholly owned subsidiary of Allstate Life.

                                       NATURE OF BENEFICIAL     PERCENT OF
          FUND                              OWNERSHIP            PORTFOLIO
          ----                         --------------------     ----------
          Emerging Growth Equity         Direct Ownership         33.2%

          Focused Equity                 Direct Ownership         41.5%

          Growth Equity                  Direct Ownership         49.2%

          Blue Chip                      Direct Ownership         30.1%

          Disciplined Equity             Direct Ownership         28.1%

          Value Equity                   Direct Ownership         46.9%

          Basic Value                    Direct Ownership         37.9%

          Balanced                       Direct Ownership         51.5%

         As of April 1, 2002, Lincoln Benefit Life Company through Lincoln Life Benefit Variable Annuity Account (Separate Account), 2940 South 84th Street, Lincoln, NE, 68506, owned 5% or more of the Fund indicated below and may be deemed a principal holder of that Fund. Lincoln Benefit Life Company is organized under the laws of the State of Nebraska, and is a wholly owned subsidiary of Allstate Life.

                                       NATURE OF BENEFICIAL     PERCENT OF
          FUND                              OWNERSHIP            PORTFOLIO
          ----                         --------------------     ----------
          Aggressive Growth              Direct Ownership         15.1%

          Capital Appreciation           Direct Ownership         11.5%

          Diversified Mid-Cap            Direct Ownership         21.6%

          Mid Cap Value                  Direct Ownership         19.2%

         Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of other investors in the Fund.

         The amount of shares of each Fund owned by all the officers and Trustees as a group is less than 1% of each Fund's outstanding securities.

VOTING

         Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of any Fund or any class thereof; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to change any fundamental policy of a Fund. Shareholders of the Funds receive one vote for each share owned on the record date; except that with respect to a matter submitted for a vote of shareholders of all Funds, shareholders will be entitled to vote on a dollar weighted basis. However, only shareholders of a Fund that is affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

OTHER RIGHTS

         Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. These shares have no preemptive, subscription or conversion rights and are redeemable. There are no shareholder preemptive rights. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

         LSA Asset Management LLC (the "Manager"), located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, serves as the investment adviser to the Trust and as investment manager to each of the Funds. The Manager is a wholly owned subsidiary of Allstate Life. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company. Allstate Insurance Company is the second largest property/casualty writer in the U.S. Allstate Insurance Company is a wholly owned subsidiary of The Allstate Corporation. Allstate Life, organized in 1957 as a stock insurance company under the laws of the State of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life. The Manager is under common control with (and therefore an affiliate of) ALFS, Inc., the Trust's distributor.

The Manager provides investment management services to each Fund pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"). The services provided by the Manager consist of, among other things, directing and supervising each Adviser, reviewing and evaluating the performance of each Adviser and determining whether any Adviser should be replaced. The Manager and its affiliates will furnish all facilities and personnel necessary in connection with providing these services. The Management Agreement with respect to the Emerging Growth Equity Fund, Focused Equity Fund, Growth Equity Fund, Disciplined Equity Fund, Value Equity Fund and Balanced Fund continues in effect from year to year if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the Management Agreement, by the Trustees and by a majority of the Trustees who are not interested persons of any party to the Management Agreement. Such agreement was most recently approved by the Board, with disinterested Trustees voting separately, on August 29, 2001. The Management Agreement became effective with respect to the Aggressive Growth Fund, Capital Appreciation Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Basic Value Fund and Blue Chip Fund on May 30, 2001 and will continue in force for an initial period of two years; thereafter, it will continue in effect from year to year if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the Management

Agreement, by the Trustees and by a majority of the Trustees who are not interested persons of any party to the Management Agreement. The Manager pays all fees of the Advisers. The Advisers serve as independent contractors of the Manager.

         The Management Agreement is terminable, with respect to a Fund, without penalty, on 60 days' written notice by: (1) the Trust when authorized either by
(a) in the case of a Fund, a majority vote of the Fund's shareholders; or (b) a vote of a majority of the Board; or (2) the Manager. The Management Agreement will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

         At a meeting held on May 30, 2001, the Board, including the disinterested Trustees with the advice of independent counsel, considered the approval of the Management Agreement with respect to each of the Aggressive Growth, Capital Appreciation, Diversified Mid-Cap, Mid Cap Value, Blue Chip and Basic Value Funds (the "New Funds"). At a meeting held on August 29, 2001, the Board, including the disinterested Trustees with the advice of independent counsel, considered the continuation of the Management Agreement with respect to each of the Emerging Growth Equity, Focused Equity, Growth Equity, Disciplined Equity, Value Equity and Balanced Funds (the "Original Funds"). In making its determinations, the Board considered and evaluated information provided by the Manager in accordance with Section 15(c) of the 1940 Act. The Board considered all factors that it deemed relevant, including:

         - the commitment of personnel and resources that would be furnished by the Manager to support the management services provided to the Funds. The Trustees considered the quality and depth of the Manager's organization in general and of the professionals providing services to the Funds; the Manager's commitment to attracting, developing and retaining quality personnel; and the financial condition of the Manager and its parent;

         - the management fees and other expenses to be paid by the Funds as compared with those of similar funds managed by other managers;

         - the historical subsidization by the Manager of the Original Funds' expenses through the Expense Limitation Agreements and the willingness of the Manager to agree to limit total operating expenses for the Original and New Funds until April 30, 2003;

         - the historical investment performance of the Original Funds, as well as performance information regarding similar funds not managed by the Manager;

         - the Manager's compliance monitoring process for assuring that the Funds are in compliance with federal securities laws, the Code and other applicable laws, as well as with the Funds' investment objectives, policies and restrictions; and

         - current and projected profitability and related other benefits to the Manager in providing management services to the Funds.

         Based on its evaluation of all material factors, the Board, including the disinterested Trustees, determined that the management fee with respect to each Fund was fair and reasonable relative to the services provided. In addition, the Board, including the disinterested Trustees, renewed the Management Agreement with respect to each Original Fund and approved the Management Agreement with respect to each New Fund.

         The Trust's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. The Manager pays the fees of the Advisers without any additional cost to the Funds.

         The table below shows the fees to which the Manager was entitled from each Fund for the fiscal years (or fiscal period from commencement of operations) ended December 31, 2001, December 31, 2000 and December 31, 1999 and the amount of each fee that was reimbursed to the Fund during the period. In each case, the Manager reimbursed the full amount of its fee and therefore received $0 from the Fund.

-----------------------------------------------------------------------------------------------
                                        2001                  2000                  1999
                                        ----                  ----                  ----
                                   MANAGEMENT FEE        MANAGEMENT FEE        MANAGEMENT FEE
                                        AND                   AND                   AND
           FUND                   AMOUNT REIMBURSED     AMOUNT REIMBURSED     AMOUNT REIMBURSED
-----------------------------------------------------------------------------------------------
Emerging Growth Equity Fund(1)        $ 76,049              $ 107,375             $ 17,635
-----------------------------------------------------------------------------------------------
Aggressive Growth Fund(2)                8,344                    N/A                  N/A
-----------------------------------------------------------------------------------------------
Capital Appreciation Fund(2)             9,503                    N/A                  N/A
-----------------------------------------------------------------------------------------------
Focused Equity Fund(1)                  67,378                 72,793               12,934
-----------------------------------------------------------------------------------------------
Diversified Mid-Cap Fund(2)             10,033                    N/A                  N/A
-----------------------------------------------------------------------------------------------
Mid Cap Value Fund(2)                    8,104                    N/A                  N/A
-----------------------------------------------------------------------------------------------
Growth Equity Fund(1)                   69,999                 62,772               11,766
-----------------------------------------------------------------------------------------------
Blue Chip Fund(2)                        8,151                    N/A                  N/A
-----------------------------------------------------------------------------------------------
Disciplined Equity Fund(1)              86,022                 89,311               19,857
-----------------------------------------------------------------------------------------------
Value Equity Fund(1)                    75,625                 55,258               10,401
-----------------------------------------------------------------------------------------------
Basic Value Fund(2)                      8,525                    N/A                  N/A
-----------------------------------------------------------------------------------------------
Balanced Fund(1)                        73,298                 50,667               10,297
-----------------------------------------------------------------------------------------------

(1) Commenced operations October 1, 1999
(2) Commenced operations August 14, 2001

THE ADVISERS

         The Manager has entered into a separate advisory agreement on behalf of each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. Under the direction of the Manager, and, ultimately, of the Board, each Adviser is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund) in accordance with the Fund's investment objective, guidelines and policies. The advisory agreements on behalf of the Emerging Growth Equity Fund, Focused Equity Fund, Growth Equity Fund, Disciplined Equity Fund, Value Equity Fund and Balanced Fund will continue in effect from year to year if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the agreement, by the Trustees, including a majority of the disinterested Trustees. The advisory agreements on behalf of the Aggressive Growth Fund, Capital Appreciation Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Basic Value Fund and Blue Chip Fund became effective on May 30, 2001. Each such agreement will continue in force for an initial period of two years and, thereafter, will continue in effect from year to year if such continuance is specifically approved, at least annually, at a meeting called for the purpose of voting on the agreement, by the Trustees, including a majority of the disinterested Trustees. Pursuant to an order of the SEC, the Trust is not required to obtain shareholder approval upon entering into a new agreement with an Adviser or a new adviser.

         The Manager pays each Adviser a fee for its services from the Manager's own resources. A Fund pays no additional management fees for the services of the Advisers. Each Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

         At the May 30, 2001 meeting, the Board, including the disinterested Trustees assisted by the advice of independent counsel, considered the approval of the sub-advisory agreements with respect to the New Funds. In accordance with
Section 15(c) of the 1940 Act, the Board had received information from the Manager and the Advisers, including: information regarding the experience and qualifications of the Advisers' personnel; the Advisers' decision-making process with respect to the applicable Fund; and the Advisers' compliance monitoring process for assuring that the Funds are in compliance with federal securities laws, the Code and other applicable laws, as well as with the Funds' investment objectives, policies and restrictions. The Board also reviewed information on the types of research and services obtained by the Advisers in connection with soft dollar commissions and information regarding the Advisers' experience in attempting to obtain best execution of portfolio transactions. The Board also considered the basis on which the Manager had selected the Advisers, including: the performance of portfolios managed by the Advisers that had investment styles similar to those of the relevant Fund, and the Advisers' reputation in the industry. Based on its evaluation of all factors it deemed relevant, the Board, including the disinterested Trustees, approved each sub-advisory agreement with respect to the New Funds.

         At the August 29, 2001 meeting, the Board, including the disinterested Trustees assisted by the advice of independent counsel, considered the continuation of the sub-advisory agreements with respect to the Original Funds. In accordance with Section 15(c) of the 1940 Act, the Board had received information from the Manager and the Advisers including: information regarding the experience and qualifications of the Advisers' personnel; the Advisers' investment decision-making process with respect to the applicable Fund; the Advisers' compliance monitoring process for assuring that the Funds are in compliance with federal securities laws, the Code and other applicable laws, as well as with the Funds' investment objectives, policies and restrictions. The Board also reviewed information on the types of research and services obtained by the Advisers in connection with soft dollar commissions and information regarding the Advisers experience in attempting to obtain best execution of portfolio transactions. The Board also considered the Manager's recommendation to continue each of the sub-advisory agreements. The recommendation was based on the Manager's analysis of certain key factors, including: each Adviser's adherence to the relevant Fund's investment style, portfolio manager continuity, avoidance of material compliance violations, possession of the capability and resources to effectively manage the Fund, and reasonableness of each Adviser's fee. Based on its evaluation of all factors it deemed relevant, the Board, including the disinterested Trustees, approved the continuation of each sub-advisory agreement.

         The following information supplements the information regarding the Advisers in the Trust's prospectuses.

         Fidelity Management & Research Company ("FMR") is the adviser to the Diversified Mid-Cap Fund. In addition, FMR Co, Inc. ("FMRC ") serves as sub-subadviser for the Fund. FMRC is primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR

         FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

                                  FUND EXPENSES

         Each Fund assumes and pays the following costs and expenses to the extent they are not assumed by the Manager: interest; taxes, brokerage charges (which may be paid to broker-dealers affiliated with the Manager or an Adviser); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, issuance and redemption expenses, transfer agency and dividend and distribution disbursing costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of trustees, officers and employees (if any) of the Funds other than those who are also officers or employees of the Manager or its affiliates or the Administrator; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority; and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders, and other miscellaneous expenses related directly to the Funds' operations and interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Manager and the Board, the Advisers are responsible for making the day-to-day investment decisions for each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Advisers generally seek competitive spreads or commissions, they may direct brokerage transactions to broker/dealers who also sell variable annuity and variable life insurance contracts issued by Allstate Life and its affiliates and the sale of such contracts may be taken into account by the Manager and/or the Advisers when allocating brokerage transactions. In addition, the Advisers may direct brokerage transactions to broker-dealers with which they are affiliated subject to principles of best execution and procedures established by the Board.

         The Advisers will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         While the Advisers seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to an Adviser may receive orders for transactions for the Funds. Such supplemental research services may consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of an Adviser, a Fund will benefit by such supplemental research services, the Fund may pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed under the Management Agreement or the advisory agreements between the Manager and the Advisers. The expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information. The Advisers may use such supplemental research in providing investment advice to their client accounts other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by the Advisers for portfolio transactions for other client accounts.

         The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of that Fund's Adviser participates. These procedures prohibit a Fund from directly or indirectly benefiting an Adviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund or Funds could purchase.

         The Board has approved the participation of the Diversified Mid-Cap Fund in a commission recapture program whereby FMR may recapture for the benefit of the Fund some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions. The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Board intends to continue to review whether other recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Fund to seek such recapture.

         Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by the Manager, the Advisers or their affiliates. If, however, accounts managed by an Adviser are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Board and the Manager, available securities may be allocated to a Fund in a manner an Adviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by a Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

         Securities held by any Fund may also be held by other funds and other clients for which the Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by the Advisers for one or more clients when one or more of the Advisers' clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which the Manager or an Adviser acts as an investment adviser (including the Funds described herein), transactions in such securities will be made, insofar as feasible, for the respective Funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Advisers or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         For the fiscal period ended December 31, 2001, the Advisers placed orders consistent with each Fund's policy of obtaining the most favorable net results.

During the past three fiscal years, the aggregate amount of brokerage commissions paid by the Funds was as follows:

---------------------------------------------------------------
        NAME OF FUND             2001        2000        1999
---------------------------------------------------------------
Emerging Growth Equity Fund    $ 11,838    $  6,510    $  3,542*
---------------------------------------------------------------
Aggressive Growth Fund(A)      $  4,313**       N/A         N/A
---------------------------------------------------------------
Capital Appreciation Fund      $  2,425**       N/A         N/A
---------------------------------------------------------------
Focused Equity Fund(B)         $ 13,882    $ 11,577    $  4,679*
---------------------------------------------------------------
Diversified Mid-Cap Fund       $  2,373**       N/A         N/A
---------------------------------------------------------------
Mid Cap Value Fund(C)          $  3,617**       N/A         N/A
---------------------------------------------------------------
Growth Equity Fund(D)          $  3,936    $  6,018    $  6,464*
---------------------------------------------------------------
Blue Chip Fund                 $  2,119**       N/A         N/A
---------------------------------------------------------------
Disciplined Equity Fund        $ 10,569    $ 10,322    $  1,742*
---------------------------------------------------------------
Value Equity Fund(E)           $ 15,488    $ 14,885    $  6,205*
---------------------------------------------------------------
Basic Value Fund               $  4,012**       N/A         N/A
---------------------------------------------------------------
Balanced Fund                  $ 21,583    $ 12,937    $  6,492*
---------------------------------------------------------------

* For the period October 1, 1999 to December 31, 1999.
** For the period August 14, 2001 to December 31, 2001.
(A) For the period from August 14, 2001 to December 31, 2001, the Aggressive Growth Fund paid $103 in brokerage commissions to Morgan Stanley, an affiliate of the Adviser, which represented 2.39% of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Aggressive Growth Fund was $3,974,663.56 of which 1.75% involved the payment of commissions effected through affiliated persons.
(B) For the fiscal years ended December 31, 2001, and December 31, 2000, and for the period from October 1, 1999 to December 31, 1999, the Focused Equity Fund paid $300, $0 and $1,305, respectively, in brokerage commissions to Morgan Stanley, an affiliate of the Adviser, which represented 2.16%, 0% and 27.89%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Focused Equity Fund for the fiscal year ended December 31, 2001 was $11,858,224.16 of which 2.79% involved the payment of commissions effected through affiliated persons.
(C) For the period from August 14, 2001 to December 31, 2001, the Mid Cap Value Fund paid $425 in brokerage commissions to Morgan Stanley, an affiliate of the Adviser, which represented 11.75% of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Mid Cap Value Fund was $3,202,877.54 of which 7.15% involved the payment of commissions effected through affiliated persons.
(D) For the fiscal years ended December 31, 2001, and December 31, 2000, and for the period from October 1, 1999 to December 31, 1999, the Growth Equity Fund paid $30, $584 and $102, respectively, in brokerage commissions to Goldman Sachs, an affiliate of the Adviser, which represented 0.76%, 9.70% and 1.58%, respectively, of total brokerage commissions paid by the Fund. The total amount of transactions on which brokerage commissions were paid by the Growth Equity Fund was $2,317,744.60 of which 2.91% involved the payment of commissions effected through affiliated persons.
(E) For the fiscal years ended December 31, 2001, and December 31, 2000, and for the period from October 1, 1999 to December 31, 1999, the Value Equity Fund paid $0, $192 and $0, respectively, in brokerage commissions to Salomon Smith Barney, Inc., an affiliate of the Adviser, which represented 0%, 1.29% and 0%, respectively, of total brokerage commissions paid by the Fund.

         On December 31, 2001, the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

--------------------------------------------------------------------------
         FUND                           NAME                      AMOUNT
--------------------------------------------------------------------------
Emerging Growth Equity     Investment Technology Group, Inc.     $  66,419
--------------------------------------------------------------------------
Aggressive Growth          Bear Stearns Companies, Inc.          $  27,561
--------------------------------------------------------------------------
                           Legg Mason, Inc.                      $  11,495
--------------------------------------------------------------------------
                           Investment Technology Group, Inc.     $   8,791
--------------------------------------------------------------------------
Capital Appreciation       Citigroup, Inc.                       $  61,838
--------------------------------------------------------------------------
                           Merrill Lynch & Co.                   $  60,720
--------------------------------------------------------------------------
                           Schwab (Charles) Corp.                $  44,322
--------------------------------------------------------------------------
Focused Equity             Citigroup, Inc.                       $ 293,592
--------------------------------------------------------------------------
                           Goldman Sachs Group, Inc.             $  92,750
--------------------------------------------------------------------------
Diversified Mid-Cap        none
--------------------------------------------------------------------------
Mid Cap Value              Edwards (A.G.), Inc.                  $  89,665
--------------------------------------------------------------------------
Growth Equity              Citigroup, Inc.                       $ 196,872
--------------------------------------------------------------------------
                           State Street Corp.                    $ 114,950
--------------------------------------------------------------------------
                           Schwab (Charles) Corp.                $  71,936
--------------------------------------------------------------------------
                           Merrill Lynch & Co.                   $  26,060
--------------------------------------------------------------------------
                           Morgan Stanley Dean Witter & Co.      $  22,376
--------------------------------------------------------------------------
                           Bank of New York & Co., Inc.          $  24,480
--------------------------------------------------------------------------
Blue Chip                  Citigroup, Inc.                       $  95,912
--------------------------------------------------------------------------
                           Merrill Lynch & Co.                   $  46,908
--------------------------------------------------------------------------
                           Morgan Stanley Dean Witter & Co.      $  44,752
--------------------------------------------------------------------------
                           JP Morgan Chase & Co.                 $  38,167
--------------------------------------------------------------------------
                           Goldman Sachs Group, Inc.             $  13,912
--------------------------------------------------------------------------
Disciplined Equity         Citigroup, Inc.                       $ 398,792
--------------------------------------------------------------------------
                           Schwab (Charles) Corp.                $  66,521
--------------------------------------------------------------------------
                           Wachovia Corp.                        $  18,816
--------------------------------------------------------------------------
                           Merrill Lynch & Co.                   $  10,424
--------------------------------------------------------------------------
                           Bank of New York & Co., Inc.          $  16,320
--------------------------------------------------------------------------
                           Goldman Sachs Group, Inc.             $  55,650
--------------------------------------------------------------------------
Value Equity               Goldman Sachs Group, Inc.             $ 166,950
--------------------------------------------------------------------------
                           Merrill Lynch & Co.                   $ 166,784
--------------------------------------------------------------------------
                           Morgan Stanley Dean Witter & Co.      $ 145,444
--------------------------------------------------------------------------
                           Bank of New York & Co., Inc.          $ 155,040
--------------------------------------------------------------------------
Basic Value                JP Morgan Chase & Co.                 $  72,700
--------------------------------------------------------------------------
                           Citigroup, Inc.                       $  60,576
--------------------------------------------------------------------------
Balanced                   JP Morgan Chase & Co.                 $ 534,345
--------------------------------------------------------------------------



                        DETERMINATION OF NET ASSET VALUE

         Each Fund offers its shares at net asset value. The net asset value of the shares of each Fund is based on the prices of a Fund's underlying securities as of the close of trading of the New York Stock Exchange ("NYSE") on each day that the Exchange is open for business. The NYSE usually closes at 4:00 p.m. Eastern Standard Time though it may close earlier on any given day. The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Equity securities reported on principal securities exchanges (domestic or foreign) or NASDAQ(R) are valued at the last sale price. If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sale price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices.

         Short-term debt securities with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the Fund's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities.

         Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by the Board or by the Pricing Committee (a committee appointed by the Board) and the Valuation Committee under guidelines established by the Board. The Pricing Committee determines the fair value of a security for which market quotations are not readily available by considering fundamental analytical data relating to the security's issuer; recent market prices for the security, if available; recent or current market prices for similar securities of similar issuers in the same industry; prevailing interest rates; and an evaluation of the forces which influence the market in which the securities are purchased and sold. Upon the determination of the security's "fair value" by the Pricing Committee, a meeting of the Trust's Valuation Committee will be called as soon as possible to discuss, evaluate and if appropriate ratify the Pricing Committee's determination.

                        PURCHASE AND REDEMPTION OF SHARES

         For information regarding the purchase of Fund shares, or how a shareholder may have a Fund redeem his/her shares, see "Purchase and Redemption of Fund Shares" in the Funds' Prospectus.

             SUSPENSION OF REDEMPTIONS AND POSTPONEMENT OF PAYMENTS

         A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which: (1) disposal by a Fund of securities owned by it is not reasonably practicable, or
(2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                             INVESTMENT PERFORMANCE

         The table below sets forth the average annual total returns for each Fund for the one-year and since inception periods ended December 31, 2001.

-------------------------------------------------------------
                                 ONE YEAR     SINCE INCEPTION
-------------------------------------------------------------
Emerging Growth Equity Fund      -17.84%          0.18%(1)
-------------------------------------------------------------
Aggressive Growth Fund              N/A          -6.30%(2)
-------------------------------------------------------------
Capital Appreciation Fund           N/A          -1.60%(2)
-------------------------------------------------------------
Focused Equity Fund              -15.44%         -4.56%(1)
-------------------------------------------------------------
Diversified Mid-Cap Fund            N/A           0.47%(2)
-------------------------------------------------------------
Mid Cap Value Fund                  N/A           7.07%(2)
-------------------------------------------------------------
Growth Equity Fund               -14.26%         -2.33%(1)
-------------------------------------------------------------
Blue Chip Fund                      N/A          -3.80%(2)
-------------------------------------------------------------
Disciplined Equity Fund          -11.87%         -5.70%(1)
-------------------------------------------------------------
Value Equity Fund                 -4.88%          7.62%(1)
-------------------------------------------------------------
Basic Value Fund                    N/A          -3.69%(2)
-------------------------------------------------------------
Balanced Fund                      2.24%          6.43%(1)
-------------------------------------------------------------

(1) The Fund commenced operations on October 1, 1999
(2) The Fund commenced operations on August 14, 2001

         You should not consider this performance data as an indication of future performance of any Fund or any Adviser. The performance shown does not reflect the fees and charges associated with any variable insurance product and would have been lower had those fees and charges been so reflected.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

         Average annual total return quotations for the Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                n
                          P(1+T) = ERV

Where:
P    =    a hypothetical initial payment of    n  = number of years
          $1,000, less the maximum sales
          load applicable to a Fund

T    =    average annual total return          ERV= ending redeemable value of
                                                    the hypothetical $1,000
                                                    initial payment made at the
                                                    beginning of the designated
                                                    period (or fractional
                                                    portion thereof)

         The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a Fund, or of a hypothetical investment in a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

         Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising materials are calculated by standard methods prescribed by the SEC.

         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula

(set forth below), the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchase and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

STANDARDIZED YIELD QUOTATIONS

         The yield of a Fund is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Fund on the last day of such base period in accordance with the following formula:

                             [          6 ]
                             [(a - b   )  ]
                            2[(----- +1)-1]
                             [( cd     )  ]

Where:
a = dividends and interest earned     c = the average daily number of
    during the period                     shares outstanding during the
                                          period that were entitled to
                                          receive dividends
b = expenses accrued for the          d = the maximum offering price per
    period (net of reimbursements)        share on the last day of the
                                          period

NON-STANDARDIZED PERFORMANCE

         In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Performance"). Non-Standardized Performance may be quoted for the same or different periods as those for which Standardized Return data is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Performance may or may not take sales charges (if any) into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All Non-Standardized Performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION

         From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications.

         The S&P 500 is a well diversified list of 500 companies representing the U.S. Stock Market. The Index is a broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks.

         The Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") is designed to represent price movemeNts in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P MidCap 400 overlap with those in the S&P 500 or the Standard and Poor's(R) Small Cap 600 Index ("S&P(R) Small Cap 600"). Decisions abOut stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P MidCap 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market capitalization. The inception year of the S&P MidCap 400 is 1982. The Index is rebalanced as needed. S&P MidCap 400 companies which merge or are acquired are immediately replaced in the Index; other companies are replaced when the Committee decides they are no longer representative.

         The S&P Small Cap 600 is designed to represent price movements in the Emerging Growth Domestic Equity U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P Small Cap 600 overlap with the S&P 500 or the S&P MidCap 400. The S&P Small Cap 600 is weighted by market capitalization. REITs are not eligible for inclusion.

         As of December 31, 2001, the range of the market capitalizations and the median capitalization of the S&P Indices are as follows:

         The S&P 500 had a capitalization range between $432 million and $398 billion, and a median capitalization of $8.3 billion.

         The S&P MidCap 400 Index has a capitalization range between $225 million and $10.5 billion, and a median capitalization of $1.8 billion.

         The S&P Small Cap 600 Index has a capitalization range between $56 million and $3.8 billion, and a median capitalization of $524 million.

         The NASDAQ Composite(R) OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         The Lehman Brothers(R) Government Bond Index is a measure of the market value of all publiC obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Brothers Government Bond Index.

         The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. Issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

         The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the RusselL 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of December 31, 2001, the average market capitalization was approximately $3.8 billion; the median market capitalization was approximately $2.8 billion. The largest company in the index had an approximate market capitalization of $15.7 billion.

         The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion. As of December 31, 2001, the average market capitalization was approximately $540 million; the median market capitalization was approximately $420 million. The largest company in the index had an approximate market capitalization of $3.0 billion.

         The Russell 2500(TM) Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market. As of December 31, 2001, the average market capitalization was approximately $890 million; the median market capitalization was approximately $560 million. The largest company in the index had an approximate market capitalization of $7.7 billion.

         The Morgan Stanley Capital International(SM) Europe, Australasia, and Far East Index (the "MSCI(R) EAFE(R) Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is typically shown weighted by the market capitalization. However, the MSCI EAFE Index is also available weighted by Gross Domestic Product ("GDP"). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end.

         The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         In addition, from time to time in reports and promotions:

                  - a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research from which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information;

                  - the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;

                  - other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes to a Fund or the general economic, business, investment or financial environment in which a Fund operates;

                  - various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance;

                  - the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and

                  - the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                      TAXES

         Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code.

         Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund distribute to its shareholders for each taxable year (in compliance with certain timing requirements) as dividends at least 90% of the sum of its taxable and any tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss and any other net income for that year (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) each Fund diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S.

Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

         Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of a Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

         Under certain circumstances, the Fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no income tax. Each Fund intends generally to seek to avoid liability for this tax.

         Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

         If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Any Fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income for investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or shareholders in future years.

         A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

         Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         Each Fund that invests in certain pay in-kind securities ("PIKs") (debt securities whose interest payments may be made either in cash or in-kind), zero coupon securities, deferred payment securities, or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         Redemptions and exchanges of Fund shares are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under wash sale rules in the event of other investments in the same Fund (including through automatic reinvestment of dividends and distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict a Fund's ability to enter into futures, options and currency forward transactions.

         Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its securities or other positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The tax rules applicable to dollar rolls, currency swaps and interest rate swaps, caps, floors and collars may be unclear in some respects, and the Funds may be required to limit participation in such transactions in order to qualify as regulated investment companies. Additionally, the Fund may be required to recognize gain, but not loss, if any option, collar, futures contract, swap, short sale or other transaction that is not subject to the mark-to-market rules is treated as a constructive sale of an appreciated financial position in the Fund's portfolio under Section 1259 of the Code. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to the Funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies.

          CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

         Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, provides the Funds with transfer agent, dividend paying, accounting, administrative and custodial services. As such, IBT is responsible for, among other things, processing purchase and redemption orders, calculating the Funds' net asset values and safeguarding the Funds' assets.

For its services relative to the Emerging Growth Equity Fund, Focused Equity Fund, Growth Equity Fund, Disciplined Equity Fund, Value Equity Fund and Balanced Fund, IBT was paid a total fee of $880,778 and $967,232 for the fiscal years ended December 31, 2000 and December 31, 2001, respectively. For the period from inception of such Funds through December 31, 1999, IBT was paid a total fee of $133,860. For its services relative to the Aggressive Growth Fund, Capital Appreciation Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Basic Value Fund and Blue Chip Fund, IBT was paid a total fee of $225,245 for the period August 14, 2001 to December 31, 2001.

                                   DISTRIBUTOR

         ALFS, Inc., 3100 Sanders Road, Suite N3B, Northbrook, IL 60062, acts as Distributor for the Trust pursuant to a Distribution Agreement, dated as of October 1, 1999. In the continuous offering of the Funds' shares, the Distributor will distribute such shares on a best efforts basis. The Distributor receives no fee as distributor. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. As a wholly owned subsidiary of Allstate Life, the Distributor is under common control with the Manager, and therefore an affiliate of the Manager.

                              INDEPENDENT AUDITORS

The financial statements of the Funds which comprise the Trust are audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, for the periods indicated in the Annual Report.

                              FINANCIAL STATEMENTS

The Funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 2001 appearing in the Annual Report to Shareholders and the report thereon of Deloitte & Touche LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information.

                                OTHER INFORMATION

LSA(R) is a registered trademark ("Mark") that is owned by the Manager's parent, Allstate Life. Allstate Life has granted the Trust a non-exclusive license to use the Mark pursuant to a license agreement ("License Agreement"), dated as of May 1, 2002. The quality of use of the Mark must meet standards of use set by Allstate Life in its sole discretion. Allstate Life may terminate the License Agreement without cause upon sixty (60) days written notice to the Trust. In the event of termination, the Trust would be required to cease use of the LSA(R) trademark in connection with the name of the Trust and the Funds.

                                   APPENDIX A

Description of ratings of S & P, Moody's and Fitch Ratings:

S & P

Bond Ratings

AAA

         Bonds rated AAA have the highest rating assigned by the S & P. Capacity to pay interest and repay principal is extremely strong.

AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal.

A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than bonds in higher rated categories.

BB

         Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

         Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC

         Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC

         The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C

         The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

D

         Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S & P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         An S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

         This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2

         Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated

         Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

         Issues carrying this designation are regarded as having only speculative capacity for timely repayment.

C

         This designation is assigned to short-term obligations with doubtful capacity for payment.

D

         Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S

Bond Ratings

Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below

B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

Bond Rating

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

         Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

         Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

         Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC

         Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C

         Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD AND D

         Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3

         Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

         Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D

         Default. Issues assigned this rating are in actual or imminent payment default.

ANNUAL REPORT

                     EMERGING GROWTH EQUITY FUND
                     Advised by: RS Investment Management, L.P.

                     AGGRESSIVE GROWTH FUND
                     Advised by: Van Kampen Asset Management Inc.

                     CAPITAL APPRECIATION FUND
                     Advised by: Janus Capital Corporation

                     FOCUSED EQUITY FUND
                     Advised by: Morgan Stanley Asset Management

                     DIVERSIFIED MID-CAP FUND
                     Advised by: Fidelity Management & Research Company

                     MID CAP VALUE FUND
                     Advised by: Van Kampen Asset Management Inc.

                     GROWTH EQUITY FUND
                     Advised by: Goldman Sachs Asset Management

                     BLUE CHIP FUND
                     Advised by: AIM Capital Management, Inc.

                     DISCIPLINED EQUITY FUND
                     Advised by: J.P. Morgan Investment Management Inc.

                     VALUE EQUITY FUND
                     Advised by: Salomon Brothers Asset Management Inc

                     BASIC VALUE FUND
                     Advised by: AIM Capital Management, Inc.

                     BALANCED FUND
                     Advised by: OpCap Advisors

DECEMBER 31, 2001    LSA VARIABLE SERIES TRUST

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

February 20, 2002

Dear Shareholder:

We are pleased to present you the LSA Variable Series Trust (the "Trust") Annual Report, dated December 31, 2001. As of December 31, total assets under management were slightly over $73 million, including Allstate Life Insurance Company's initial start-up investment of $51 million.

Included in this Annual Report are comments from the investment advisory firms and individuals who manage the day-to-day investments of the funds within the Trust. LSA Asset Management LLC (the "Manager") oversees each of the fund's investment advisers. The following twelve funds are currently offered as investment options to insurance company separate accounts:

Emerging Growth Equity Fund ADVISED BY RS INVESTMENT MANAGEMENT, L.P. Aggressive Growth Fund* ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
Capital Appreciation Fund* ADVISED BY JANUS CAPITAL CORPORATION
Focused Equity Fund ADVISED BY MORGAN STANLEY ASSET MANAGEMENT
Diversified Mid-Cap Fund* ADVISED BY FIDELITY MANAGEMENT & RESEARCH COMPANY Mid Cap Value Fund* ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
Growth Equity Fund ADVISED BY GOLDMAN SACHS ASSET MANAGEMENT
Blue Chip Fund* ADVISED BY A I M CAPITAL MANAGEMENT, INC.
Disciplined Equity Fund ADVISED BY J.P. MORGAN INVESTMENT MANAGEMENT INC. Value Equity Fund ADVISED BY SALOMON BROTHERS ASSET MANAGEMENT INC
Basic Value Fund* ADVISED BY A I M CAPITAL MANAGEMENT, INC.
Balanced Fund ADVISED BY OPCAP ADVISORS

*FUNDS' INCEPTION AUGUST 14, 2001

The Trust's Board of Trustees and the Manager are pleased to announce the introduction of six new funds. The Manager believes the new funds provide additional diversification opportunities and increase the number of premier investment advisers available within the Trust. As always, we remain committed to adding value to our shareholders and to our variable product contract owners.

Sincerely,

/s/ John Hunter
JOHN HUNTER
PRESIDENT
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

PERFORMANCE REVIEW

The LSA Emerging Growth Fund ended a volatile year with a 29.04% rise in the fourth quarter. The Fund's benchmark, the Russell 2000 Growth Index increased 26.17%. For the year ended December 31, 2001 the Fund's return was - 17.84% versus - 9.23% for the Russell 2000 Growth Index.

The events of September 11th led to another sharp leg down in the emerging growth universe and set up a very compelling buying opportunity in late September. The Fund was an aggressive buyer during the period, taking the technology weighting of the portfolio up more than 30%. This strategy worked well, as gains in technology provided meaningful outperformance against the benchmark in the final quarter of 2001.

The Fund owned a broad range of hardware, software, and networking stocks within the Technology sector that contributed significantly to performance. Power Integrations, Inc., for example, provided significant contributions to the Fund's return in the fourth quarter. Power Integrations is a company that provides specialized semiconductor chips for power management, and designs and manufactures integrated circuits for conversion from AC to DC. We like the fact that Power Integrations sells into very large end-markets and is gaining share against competitors, even in this period of economic weakness.

Data storage is another area of technology with significant long-term growth. Storage demand at the enterprise level continues to grow. Although enterprises have slowed their spending on storage, we believe they will resume quickly as we come out of the recession and information technology spending accelerates. A data storage company that added positively to performance in the fourth quarter is McDATA Corporation. McDATA Corporation makes a networking switch that enables enterprises to centrally manage large numbers of storage and networking devices and manages growth in their storage capacity. Though earnings from McDATA were down in the past several quarters, revenue growth remains strong.

Software hurt the Fund's performance for much of 2001. We believed that software would weather the economic slowdown better than it did. Stocks of companies that were leaders in various software niches declined to historic lows in the September correction, sometimes trading as low as one times revenues. In more-bullish environments, these stocks can trade at multiples of five to eight times revenues. We used the weakness to add to many positions and were rewarded. Software companies Agile Software Corporation, Business Objects, NetIQ Corporation and Embarcadero Technologies, Inc. all contributed significantly to fourth-quarter performance.

We had approximately 23% of the Fund invested within the Health Care sector through the fourth quarter, about the same weighting as the Fund's benchmark. Many of these positions helped us throughout the year, but were detractors to performance in the fourth quarter. Although the fundamentals of the stocks did not change meaningfully, money seemed to rotate out of a number of these stocks back into technology. Hospital stocks such as Province Healthcare Company and Lifepoint Hospitals, Inc. hurt performance. We reduced our position in long-held Cytyc Corporation, a stock that contributed significant returns in the past several years. Trading at 45 times 2002 earnings per share, the stock is quite expensive, particularly for a medical device company. Cytyc's ThinPrep System enjoys an approximately 50% market share of the cervical cancer screening market. In our opinion, growth will inevitably slow down, thus we have elected to take profits and move on.

OUTLOOK

As we look back, 2001 was a challenging year. This correction, however, has brought many stocks in our universe back down to pre-1999 price levels. We continue to uncover emerging growth sub-sectors in areas related to the Internet, Wireless Communications, and Biotechnology. We are optimistic that the environment for small growth investing is improving and that 2002 will bring better financial results.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF RS INVESTMENT MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND, AND THE RUSSELL 2000 GROWTH INDEX

          EMERGING GROWTH EQUITY FUND  RUSSELL 2000 GROWTH INDEX
10/1/99                      $ 10,000                   $ 10,000
10/31/99                     $ 11,610                   $ 10,362
11/30/99                     $ 13,900                   $ 11,458
12/31/99                     $ 17,490                   $ 13,477
1/31/00                      $ 17,560                   $ 13,352
2/29/00                      $ 23,190                   $ 16,458
3/31/00                      $ 20,100                   $ 14,728
4/30/00                      $ 15,770                   $ 13,241
5/31/00                      $ 13,930                   $ 12,082
6/30/00                      $ 18,390                   $ 13,643
7/31/00                      $ 16,180                   $ 12,473
8/31/00                      $ 17,450                   $ 13,786
9/30/00                      $ 16,620                   $ 13,101
10/31/00                     $ 14,720                   $ 12,037
11/30/00                     $ 11,380                   $  9,852
12/31/00                     $ 12,220                   $ 10,454
1/31/01                      $ 12,689                   $ 11,301
2/28/01                      $ 10,346                   $  9,752
3/31/01                      $  9,100                   $  8,865
4/30/01                      $ 10,753                   $  9,950
5/31/01                      $ 10,691                   $ 10,181
6/30/01                      $ 11,295                   $ 10,458
7/31/01                      $ 10,445                   $  9,566
8/31/01                      $  9,692                   $  8,969
9/30/01                      $  7,781                   $  7,522
10/31/01                     $  8,558                   $  8,245
11/30/01                     $  9,384                   $  8,934
12/31/01                     $ 10,041                   $  9,490

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                         SINCE INCEPTION   VALUE OF $10,000 INVESTMENT
                            ONE YEAR         10/1/99              AS OF 12/31/01
--------------------------------------------------------------------------------------
Emerging Growth Fund        (17.84)%          0.18%                $ 10,041
Russell 2000 Growth Index    (9.23)%         (2.30)%               $  9,490

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

The past year has been difficult for our style of investing, which seeks stocks with rising earnings expectations and valuations. Since inception (August 14, 2001), the Fund returned - 6.30%. By comparison, the Russell MidCap Growth Index returned 1.80% for the same period.

For most of 2001, the positive fundamentals we seek proved to be negatively correlated with performance, and growth stocks generally underperformed value stocks. Unfortunately, this is characteristic of a highly rotational market that lacks leadership or clear-cut trends. Our style of investing, which has historically been good at identifying major themes, was crippled in this rotational environment. The best performing strategies for the year were low price multiples and low growth rates.

However, toward the end of 2001, we began to see what we believe to be signs of fundamental economic improvement. A more confident consumer emerged, driven by aggressive monetary easing, the proposed fiscal stimulus package, and progress in the war against terrorism in Afghanistan. Against this backdrop, the Fund rallied from late-September lows and, while past performance is no guarantee of future results, we were encouraged by the portfolio's recent upswing.

Despite this short-term boost, we believe the market still lacked conviction, and that conditions called for a prudent approach. We maintained a well-diversified, sector-neutral portfolio by limiting individual position sizes and expanding the total number of holdings.

OUTLOOK

Going forward, while we are relatively conservative in positioning the portfolio for the near term, we do anticipate that there may be a steady and better-than-expected improvement in the economy throughout 2002. Although we are seeing more and more companies that fit our criteria and the macro environment appears to be improving, we believe upside could be limited by the high valuations that exist in the marketplace. We also do not rule out the possibility that some companies' apparently high valuations could turn out to be justified by expanding operating margins. With layoffs and capital spending cuts, some companies have achieved very lean and very low cost structures. If the economy does pick up and the top line accelerates, improved cost efficiencies could allow some companies to report much better than expected results.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN AGGRESSIVE GROWTH FUND, AND THE RUSSELL MIDCAP GROWTH INDEX

          AGGRESSIVE GROWTH FUND  RUSSELL MIDCAP GROWTH INDEX
8/14/01              $ 10,000.00                     $ 10,000
8/31/01              $  9,560.00                     $  9,598
9/30/01              $  8,230.00                     $  8,012
10/31/01             $  8,590.00                     $  8,854
11/30/01             $  9,140.00                     $  9,807
12/31/01             $  9,370.00                     $ 10,180

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF $10,000 INVESTMENT
                              ONE YEAR        8/14/01              AS OF 12/31/01
----------------------------------------------------------------------------------------
Aggressive Growth Fund          N/A           (6.30)%                $  9,370
Russell MidCap Growth Index     N/A            1.80%                 $ 10,180

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL CORPORATION

PERFORMANCE REVIEW

Equity markets ended the year much as they began, with weak capital spending, dwindling corporate profits and sweeping job layoffs weighing on stocks across the board. A second-quarter rebound belied the fact that a number of companies, particularly those in technology and telecommunications, continued to struggle. A glut of excess inventory further fueled a negative outlook for near-term profits.

In hindsight, investors underestimated signs the economy was weakening. The September 11th attacks exacerbated the uncertainty, and what had started as an orderly retreat quickly became a market rout. The Federal Reserve Board (the "Fed"), meanwhile, slashed interest rates to 40-year lows, and toward the end of the year, investor optimism for a recovery increased even as economists confirmed a recession. Although stocks advanced during the fourth quarter, these gains failed to offset earlier losses, and all three major market measures ended in the red for the second consecutive year. Since its inception (August 14, 2001), the Fund has declined 1.60%.

Hindering performance was Cisco Systems, Inc., the leading manufacturer of computer-networking equipment. As sales slumped amid a cooling economy and a slowdown in telecommunications spending, the firm added functionality to current products, lowered prices, reorganized top management and reevaluated its strategic objectives. What's more, Cisco has emerged as the leader in wireless LAN with its Aironet product that allows users to operate their laptop computers without being physically connected to a network. Orders are currently meeting expectations and the company is gaining market share, so we remain upbeat about Cisco's potential.

In technology, our position in Brocade Communications System proved a disappointment. However, despite suffering a fiscal fourth-quarter loss as customers trimmed purchases, the maker of data-storage switches reported it expected sales and revenues for the current quarter to be flat or to improve. While we believe Brocade's fundamentals are solid, the fact that its executives sold a substantial number of shares as the company announced a large debt offering raised a red flag for us. Consequently, we plan to keep a close eye on Brocade.

AOL Time Warner, Inc. also retreated as rumors the media and entertainment giant would buy AT&T Broadband worked against it. While AOL's advertising sales have slipped roughly 8% this year, subscription growth and free cash flow remain strong.

Turning in a strong positive performance was Internet auctioneer eBay, Inc. While mounting job losses forced many Americans to tighten their belts, eBay proved virtually immune to the economic slowdown, benefiting as shoppers sought out bargains using the site's fixed-price format. eBay has one of the most transparent business models of any company we have observed, which gives us great confidence that the auctioneer will handily beat revenue and earnings-per-share estimates for the upcoming quarter.

During the period, we sold or trimmed several holdings as they met our price targets, including Veritas Software Corp. and Nokia OTJ. Meanwhile, we initiated new positions in Oracle Corp., Openwave Systems, Inc. and McDATA Corp.

OUTLOOK

Looking ahead, we believe low interest rates and inflation, proposed fiscal stimulus, and an already-enacted tax-cut package will help pave the way for robust economic and corporate earnings growth in 2002. Our prediction is that we will all be pleasantly surprised by how strongly the market has bounced back four quarters from now.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF JANUS CAPITAL CORPORATION, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN CAPITAL APPRECIATION FUND, AND THE S&P 500
INDEX

          CAPITAL APPRECIATION FUND  S&P 500 INDEX
8/14/01                    $ 10,000       $ 10,000
8/31/01                    $  9,330       $  9,559
9/30/01                    $  7,790       $  8,787
10/31/01                   $  8,470       $  8,955
11/30/01                   $  9,650       $  9,642
12/31/01                   $  9,840       $  9,726

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                            ONE YEAR          8/14/01                AS OF 12/31/01
------------------------------------------------------------------------------------------
Capital Appreciation Fund     N/A             (1.60)%                   $ 9,840
S&P 500 Index                 N/A             (2.73)%                   $ 9,726

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT

PERFORMANCE REVIEW

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.68%. Despite this strong rebound the index finished its second consecutive year of double-digit losses, down 11.88%. This is only the fourth time since the Depression that the equity markets had two consecutive annual losses. All sectors in the index, with the exception of Consumer Discretionary and Materials, which represent only 15% of the index, had negative returns. The declines in the U.S. market occurred against a backdrop of economic weakness, with the longest lasting business expansion in U.S. history ending in March 2001. The consumer remained relatively strong despite the declining market and increasing unemployment, buoyed to some extent by the ability to refinance and a boom in residential real estate values. Within the large cap universe, both value and growth indexes declined, although the Russell 1000 Value Index, which fell 5.62%, lost less than the Russell 1000 Growth Index, which lost 20.40%. The Fund's Lipper peer group, the Lipper Large-Cap Growth Index, fell 23.87% and the Fund fell 15.44%.

For the year, the Fund lagged the S&P 500 as a result of stock selection. The Fund was, on average, 5% over weighted in Technology, the largest sector in the Fund, throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. During the year we increased emphasis on larger, more established companies dominant in their respective sector. Technology was the second worst performing sector of the index and the Fund, after Utilities. Stock selection in the first quarter lagged the index materially and the Fund ended the year behind the index return despite outperformance in both the second and fourth quarters. Industrials, the largest overweight and second largest sector, averaging 19% of the Fund, also contributed positively. The positive contribution was attributed to an over weighted position in a sector that declined less than many others and from stock selection, which modestly exceeded the index sector return. Tyco International, LTD., which remained the largest holding, was a strong performer. The Fund was also over weighted in Healthcare, averaging 20% of the Fund, and as we did with Technology, we successfully managed the relative exposure to this stable growth sector over the year. Large cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market.

OUTLOOK

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run up in cyclical sectors such as Technology and Consumer Discretionary has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of the year, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic that the stock market will have a modest rebound in 2002; if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF MORGAN STANLEY ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN FOCUSED EQUITY FUND, AND THE S&P 500 INDEX

           FOCUSED EQUITY FUND  S&P 500 INDEX
10/1/99               $ 10,000       $ 10,000
10/31/99              $ 10,480       $ 10,632
11/30/99              $ 11,010       $ 10,848
12/31/99              $ 12,070       $ 11,486
1/31/00               $ 11,890       $ 10,909
2/29/00               $ 12,150       $ 10,703
3/31/00               $ 13,520       $ 11,749
4/30/00               $ 12,880       $ 11,396
5/31/00               $ 12,220       $ 11,162
6/30/00               $ 12,820       $ 11,437
7/31/00               $ 12,660       $ 11,259
8/31/00               $ 13,480       $ 11,958
9/30/00               $ 12,370       $ 11,326
10/31/00              $ 12,160       $ 11,278
11/30/00              $ 10,870       $ 10,390
12/31/00              $ 10,643       $ 10,441
1/31/01               $ 11,133       $ 10,811
2/28/01               $  9,735       $  9,826
3/31/01               $  8,671       $  9,204
4/30/01               $  9,652       $  9,918
5/31/01               $  9,683       $  9,985
6/30/01               $  9,453       $  9,742
7/31/01               $  9,203       $  9,646
8/31/01               $  8,566       $  9,043
9/30/01               $  8,045       $  8,313
10/31/01              $  8,337       $  8,471
11/30/01              $  9,067       $  9,121
12/31/01              $  9,000       $  9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                              ONE YEAR        10/1/99               AS OF 12/31/01
------------------------------------------------------------------------------------------
Focused Equity Fund           (15.44)%        (4.56)%                  $ 9,000
S&P 500 Index                 (11.88)%        (3.63)%                  $ 9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

PERFORMANCE REVIEW

Since its inception (August 14, 2001) the LSA Diversified Mid Cap Fund has outperformed its benchmark, the Russell MidCap Index. Both the Fund and the Index finished the year in positive territory, returning 0.47% and 0.45%, respectively.

The fourth quarter of 2001 saw a strong recovery in the broad markets. Oil prices have continued to decline while home prices and consumer spending remained strong. Better than expected unemployment numbers coupled with positive market sentiment and continued easing by the Federal Reserve Board (the "Fed") sparked the fourth quarter rally.

Sector under weights in stable value oriented financial stocks contributed most to relative returns as investors sought out growth opportunities in this rebounding quarter. Over weighting the Consumer Discretionary sector also boosted performance, as consumer spending was better than expected over the period. Specifically, top ten holding Snap-On Inc., an automotive hand and power tool company, rebounded strongly on increased sales due to the positive effect of lower oil prices on automobile miles driven. Under weighting information technology companies detracted from returns as the sector rallied behind improving fundamentals from computer hardware and networking companies, which created upward momentum within the sector.

OUTLOOK

While encouraged by early indications of an economic turnaround, the Fund is positioned to potentially perform well despite the direction of the economy over the coming months. The Fund continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. The Fund is also looking for situations with a fair degree of economic leverage, which have the potential to perform well coming out of a recession. As always, the Fund is managed to be style-and-sector neutral to the benchmark and expects a vast majority of the value added to come from stock selection.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF FIDELITY MANAGEMENT & RESEARCH COMPANY, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN DIVERSIFIED MID-CAP FUND, AND THE RUSSELL MIDCAP INDEX

          DIVERSIFIED MID-CAP FUND  RUSSELL MIDCAP INDEX
8/14/01                   $ 10,000              $ 10,000
8/31/01                   $  9,800              $  9,747
9/30/01                   $  8,540              $  8,571
10/31/01                  $  8,940              $  8,911
11/30/01                  $  9,650              $  9,657
12/31/01                  $ 10,047              $ 10,045

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                            ONE YEAR          8/14/01               AS OF 12/31/01
------------------------------------------------------------------------------------------
Diversified Mid-Cap Fund      N/A              0.47%                   $ 10,047
Russell MidCap Index          N/A              0.45%                   $ 10,045

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

PERFORMANCE REVIEW

The Fund returned 7.07% since inception (August 14, 2001) through December 31, 2001. By comparison, the Russell MidCap Value Index returned - 0.36% for the same time period.

Holdings in the Technology, Basic Materials, and Industrials sectors contributed to the portfolio's performance. In anticipation of an economic recovery, investors moved toward these economically sensitive areas of the market. We have since reduced the Fund's exposure in these sectors as valuations increased. We have also reduced holdings within Financials, which had been the Fund's largest sector at the beginning of the fourth quarter. However, we continued to focus on insurance stocks because we have found what we believe are some attractive names in that area.

Going forward, we believe that investors may be disappointed with the scope and magnitude of a recovery. We believe the consumer has yet to fully digest the downturn, and a weaker consumer may emerge in the first part of 2002. Similarly, some stocks that may not have fully corrected may face volatility in the near term. Also, while we believe profit margins in general may be able to rebound, they may only increase to pre-2000 levels. Corporate costs will likely be higher with increased competition, slower growth, decreased pension income, and higher compensation costs (as employees may be less willing to work for stock options). We believe the above-average margins that companies experienced in the late 1990's are a thing of the past. As margin levels normalize, we think some investors are likely to be disappointed.

OUTLOOK

In our opinion, some strong signs point to better times ahead. The Federal Reserve Board (the "Fed") has been aggressive in cutting interest rates and adding liquidity. The stock market has been able to rebound strongly off its lows, and while past performance is no guarantee of future results, could portend better things for the economy. In the meantime, we will continue to seek what we believe are good values and positive catalysts for change.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN MID CAP FUND, AND THE RUSSELL MIDCAP INDEX

          MID CAP VALUE FUND  RUSSELL MIDCAP INDEX
8/14/01             $ 10,000              $ 10,000
8/31/01             $  9,940              $  9,747
9/30/01             $  8,980              $  8,571
10/31/01            $  9,440              $  8,911
11/30/01            $ 10,270              $  9,657
12/31/01            $ 10,707              $ 10,045

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                              ONE YEAR        8/14/01               AS OF 12/31/01
------------------------------------------------------------------------------------------
Mid Cap Value Fund              N/A            7.07%                  $ 10,707
Russell MidCap Index            N/A            0.45%                  $ 10,045

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW

For the year ended December 31, 2001, the LSA Growth Equity Fund posted a -14.26% return, underperforming the S&P 500 Index, which returned -11.88%. However, the Fund's annualized since inception (10/01/99) return of -2.33% has outperformed the - 3.63% return of the S&P 500 Index by 1.31%.

The U.S. equity markets experienced a difficult year in 2001, as the majority of the major indexes finished in negative territory for the 12-month period. Throughout the year, investors dealt with the abrupt slowdown in the U.S. economy's growth rate, and the resulting sluggish business environment. At the beginning of 2001, the market's weakness was, for the most part, concentrated in the Technology sector. The drivers of the precipitous drop in many of this sector's issues were weakening end-market demand, significant inventory build-up and downward earnings revisions. As the economy's growth slowed even further, more industries began to report a slowdown in business, and investors sold stocks across the board. In an effort to jolt the sluggish economy, the Federal Reserve Board (the "Fed") lowered the Fed Funds rate on eleven separate occasions in 2001. Despite the rationale that purports that lower interest rates spur investment and, in turn, boost stock prices, the market did not soar on the heels of the looser monetary policy. This was mainly due to the fact that regardless of the interest rate level, there was simply not enough demand for companies' products and services to warrant new investments. However, there exists the expectation that we will see the positive effects of the Fed's actions in the coming year as the business cycle begins to turn upward.

Although an economic slowdown was expected for 2001, and even began in the latter half of last year, the market was not prepared for the September 11th terrorist attacks on the United States. Due to the fact that the economy was already weak, the events, and their resulting financial and psychological effects, had a greater impact on the markets. Initially, investors sold stocks in areas believed to be most exposed to the consequences of the events. The most notable weakness following the attacks was found in the airline, entertainment, travel, lodging, and insurance industries. At times during the year, however, the markets displayed a great deal of resilience, and most notably after September 11th. Investors took advantage of the relatively inexpensive market and plunged money into companies that would only be affected in the short-term, and took advantage of the resulting price/value dislocations after trading resumed. Based on the Fed's actions and the natural progression of the business cycle, it is quite likely that investors are looking ahead to 2002 for a more robust economic and business environment.

The Fund's strongest performing areas of the market during 2001 were the Producer Goods & Services and Consumer Discretionary sectors. In terms of individual stocks, Harrah's Entertainment, Inc. (1.2%), Cendant Corp. (1.2%) and First Data Corp. (1.2%) were examples of holdings that positively contributed to performance. On the other hand, our exposure to the Technology and Utilities sectors detracted from results. Several stocks in these areas hurt the Fund's performance. For example, within the Technology group, Cisco Systems, Inc. (1.4%), Oracle Systems Corp. (0.8%) and EMC Corp. (0.6%) detracted from results. In the Utilities sector, Mirant Corp. (0.3%) and AES Corp., a position we sold during the year also performed poorly.

OUTLOOK

The U.S. equity markets rose steadily throughout the fourth quarter of 2001. Based on the current sluggish economic environment, we are assuming that the economy will continue to experience flat growth for the next few quarters. Nevertheless, we are hopeful that 2002 will be a period of stronger growth for U.S. companies, as well as businesses around the world. This is not a forecast, but rather an assumption so that we can test the strength of our companies under the upcoming economic environment. Going forward, we will continue to focus our efforts on the strength and sustainability of our companies' financial statements -- a practice that we have always employed.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF GOLDMAN SACHS ASSET MANAGEMENT, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN GROWTH EQUITY FUND, AND THE S&P 500 INDEX

           GROWTH EQUITY FUND   S&P 500 INDEX
10/1/99              $ 10,000        $ 10,000
10/31/99             $ 10,850        $ 10,632
11/30/99             $ 11,120        $ 10,848
12/31/99             $ 12,080        $ 11,486
1/31/00              $ 11,499        $ 10,909
2/29/00              $ 11,309        $ 10,703
3/31/00              $ 12,350        $ 11,749
4/30/00              $ 11,979        $ 11,396
5/31/00              $ 11,729        $ 11,162
6/30/00              $ 12,340        $ 11,437
7/31/00              $ 12,100        $ 11,259
8/31/00              $ 12,730        $ 11,958
9/30/00              $ 12,080        $ 11,326
10/31/00             $ 11,989        $ 11,278
11/30/00             $ 11,129        $ 10,390
12/31/00             $ 11,061        $ 10,441
1/31/01              $ 11,424        $ 10,811
2/28/01              $ 10,324        $  9,826
3/31/01              $  9,577        $  9,204
4/30/01              $ 10,459        $  9,918
5/31/01              $ 10,490        $  9,985
6/30/01              $ 10,272        $  9,742
7/31/01              $ 10,013        $  9,646
8/31/01              $  9,349        $  9,043
9/30/01              $  8,591        $  8,313
10/31/01             $  8,747        $  8,471
11/30/01             $  9,421        $  9,121
12/31/01             $  9,484        $  9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                            ONE YEAR          10/1/99               AS OF 12/31/01
-------------------------------------------------------------------------------------------
Growth Equity Fund          (14.26)%         (2.33)%                $ 9,484
S&P 500 Index               (11.88)%         (3.63)%                $ 9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

Since the Fund's inception (August 14, 2001), the Fund has returned -3.80%. The Fund's strongest performing sectors have been Industrials, Materials, and Telecommunication Services.

During the period, the Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of -2.73%. Strong stock selection and an under weighted position in the Telecommunication Services sector was the largest contributor to performance. Stock selection in the Industrials sector was also a positive contributor. Detractors from performance include stock selection within the Information Technology, Utilities, and Consumer Staples sectors.

The Fund's management continues to focus on market-leading companies across all market sectors and believe that as the economy recovers, these traditionally high-valuation investments should come back into favor. As corporate earnings begin to increase, and investor confidence grows, the underlying fundamentals of these high-quality companies will again make these attractive investments. Late in the year, the Fund benefited as the market began to recognize and reward the market-leading companies held within the Fund. Managers believe the Fund is well positioned for the economic recovery ahead in 2002.

OUTLOOK

Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. government spent approximately $100 billion following the events of September 11th to help bailout the airline industry, rebuild New York City and the Pentagon and defend the United States against terrorism. The Federal Reserve Board (the "Fed") cut interest rates a record eleven times taking the Fed Funds rate from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories also declined dramatically during the year and are now in line with consumer demand. We also note that the price of oil has declined significantly in recent months. While a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 is strong.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN BLUE CHIP FUND, AND THE S&P 500 Index

          BLUE CHIP FUND  S&P 500 INDEX
8/14/01         $ 10,000       $ 10,000
8/31/01         $  9,400       $  9,559
9/30/01         $  8,550       $  8,787
10/31/01        $  8,880       $  8,955
11/30/01        $  9,610       $  9,642
12/31/01        $  9,620       $  9,726

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                              ONE YEAR        8/14/01               AS OF 12/31/01
------------------------------------------------------------------------------------------
Blue Chip Fund                  N/A           (3.80)%                  $ 9,620
S&P 500 Index                   N/A           (2.73)%                  $ 9,726

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.

PERFORMANCE REVIEW

The LSA Disciplined Equity Fund returned -11.87% for the year ended December 31, 2001. The S&P 500 Index returned -11.88% during this time period.

The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while the equity markets hammered stocks for the second year in a row leaving the broad market in negative territory for consecutive years for the first time in more than twenty-five years.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve Board (the "Fed") attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11th exacerbated investors' fears with a dramatic sell-off, pushing market indices and volatility to levels not seen since the autumn of 1998.

The steep decline in all equity market indices when stock trading resumed after September 11th proved, however, to be the market bottom for the year. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite returning over 30% to close above pre-September 11th levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

A number of high profile events, some company specific, caused certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the Telecommunications sector. More cyclical sectors, like Retail and Basic Materials, which responded to the Fed's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

While the turbulent equity markets of 2001 provided a challenging backdrop, the LSA Disciplined Equity Fund slightly outperformed the S&P 500 Index for the year. The performance was driven by robust stock selection throughout the portfolio as stock picking added value in 15 out of 19 sectors. At the sector level, security selection within Energy, Utilities and Health Services & Systems added significantly to performance over the year. An under weighted position in Enron Corp. was the largest contributor to performance over the year as the energy trader went from Wall Street darling to the largest bankruptcy in U.S. history in just over 12 months as the company's severe liquidity and legal problems became apparent. The decisions to over weighted holdings in ChevronTexaco and Cendant Corp. also contributed strongly to performance. However, an overweight position in Providian Financial negatively impacted the Fund as the marked deterioration in the sub-prime lending category post-September 11th resulted in lower than expected fees and finance charges and larger than expected credit losses for the company.

OUTLOOK

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF J.P. MORGAN INVESTMENT MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN DISCIPLINED EQUITY FUND, AND THE S&P 500 INDEX

          DISCIPLINED EQUITY FUND  S&P 500 INDEX
10/1/99                  $ 10,000       $ 10,000
10/31/99                 $ 10,550       $ 10,632
11/30/99                 $ 10,730       $ 10,848
12/31/99                 $ 11,173       $ 11,486
1/31/00                  $ 10,591       $ 10,909
2/29/00                  $ 10,340       $ 10,703
3/31/00                  $ 11,364       $ 11,749
4/30/00                  $ 10,982       $ 11,396
5/31/00                  $ 10,701       $ 11,162
6/30/00                  $ 11,033       $ 11,437
7/31/00                  $ 10,832       $ 11,259
8/31/00                  $ 11,474       $ 11,958
9/30/00                  $ 10,782       $ 11,326
10/31/00                 $ 10,792       $ 11,278
11/30/00                 $  9,858       $ 10,390
12/31/00                 $  9,939       $ 10,441
1/31/01                  $ 10,356       $ 10,811
2/28/01                  $  9,379       $  9,826
3/31/01                  $  8,769       $  9,204
4/30/01                  $  9,512       $  9,918
5/31/01                  $  9,613       $  9,985
6/30/01                  $  9,390       $  9,742
7/31/01                  $  9,308       $  9,646
8/31/01                  $  8,708       $  9,043
9/30/01                  $  7,894       $  8,313
10/31/01                 $  8,057       $  8,471
11/30/01                 $  8,688       $  9,121
12/31/01                 $  8,759       $  9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                      SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                            ONE YEAR      10/1/99              AS OF 12/31/01
-------------------------------------------------------------------------------------
Disciplined Equity Fund     (11.87)%      (5.70)%                $ 8,759
S&P 500 Index               (11.88)%      (3.63)%                $ 9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

PERFORMANCE REVIEW

For the year ended December 31, 2001, the Fund returned -4.88%. In comparison, the S&P 500 Index returned -11.88%. The Fund's annualized return since inception (October 1, 1999) is 7.62%.

Despite staging strong fourth-quarter performance, the major U.S. equity market indices finished the year 2001 in negative territory for the second year in a row. The S&P 500 Index gained more than 10% in the fourth quarter but ended the year down 11.88%. Similarly, the NASDAQ Composite Index advanced a striking 30.13% in the fourth quarter but still closed the year down over 20%. In recent years, we have seen a big disparity in the performance of value and growth indices. In 2001, the performance of the S&P Barra Value and S&P Barra Growth indices was similar, with the value index modestly outperforming its growth counterpart. We continue to maintain a strategy to seek value-oriented opportunities through what we believe is a prudently postured approach.

The strategy employed over the past year was a two-pronged "barbell" approach to investing. For example, on the one hand, the Fund was over weighted in defensive stocks (such as Consumer Staples), where we perceived valuation support and little downside risk based upon market-price levels at the time. On the other hand, we added modestly to higher-beta stocks that we anticipated would offer attractive potential returns once the market recovered. These included technology stocks and some financial services stocks. Until recently, the Technology sector has been out of favor, although we modestly added technology stocks to the Fund throughout most of the year.

Overall, our barbell approach has worked well. In the third quarter, which was the worst quarter for the S&P 500 Index since 1987, the defensive part of our barbell strategy helped stabilize the Fund's performance during a volatile market. We started trimming the Fund's defensive holdings in August and continued to reduce our exposure to this sector after September 11th.

Following September 11th, no particular sector has really stood out from the crowd in terms of performance. During this period we increased the Fund's exposure in the Financial, Technology, Basic Materials and Healthcare sectors. Our focus during this period was on industry leaders whose valuations, in our opinion, had become quite attractive. Since the market hit a bottom on September 21st, the other end of the barbell has outperformed, with several technology stocks leading the way. As a result, we have trimmed a number of these stocks from the Fund. The Fund's technology weighting is now several percentage points below the S&P 500 Index's weighting.

OUTLOOK

We are a bit surprised by how quickly the market has rebounded. We anticipate an economic recovery in the second half of this year, but believe that much of the market's recent gains already reflect this forecast in terms of equity pricing. We anticipate that corporate earnings growth may begin to accelerate throughout 2002, but potential near-term earnings disappointments could lead to additional equity-market volatility.

We recently sold selected stocks that rebounded quickly in the last several months and have re-allocated the proceeds into shares of companies that we believe are trading at more attractive valuations. The Fund is over weighted versus the S&P 500 Index in the Financials and Communications sectors and under weighted in Healthcare, Capital Goods and Technology. We will look for an opportunity to increase the Fund's exposure to the Energy sector in the coming months as stocks within that category more fully reflect the weak near-term industry fundamentals. Overall, we continue to maintain our value-oriented investment discipline as we seek to identify favorable entry points for equities that may offer attractive potential long-term returns.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN VALUE EQUITY FUND, AND THE S&P 500 INDEX

           VALUE EQUITY FUND   S&P 500 INDEX
10/1/99             $ 10,000        $ 10,000
10/31/99            $ 10,300        $ 10,632
11/30/99            $ 10,550        $ 10,848
12/31/99            $ 10,756        $ 11,486
1/31/00             $ 10,456        $ 10,909
2/29/00             $ 10,145        $ 10,703
3/31/00             $ 11,227        $ 11,749
4/30/00             $ 11,137        $ 11,396
5/31/00             $ 11,597        $ 11,162
6/30/00             $ 11,728        $ 11,437
7/31/00             $ 11,577        $ 11,259
8/31/00             $ 12,338        $ 11,958
9/30/00             $ 12,178        $ 11,326
10/31/00            $ 12,629        $ 11,278
11/30/00            $ 11,818        $ 10,390
12/31/00            $ 12,408        $ 10,441
1/31/01             $ 13,317        $ 10,811
2/28/01             $ 12,537        $  9,826
3/31/01             $ 12,007        $  9,204
4/30/01             $ 12,700        $  9,918
5/31/01             $ 12,765        $  9,985
6/30/01             $ 12,299        $  9,742
7/31/01             $ 12,429        $  9,646
8/31/01             $ 11,758        $  9,043
9/30/01             $ 10,664        $  8,313
10/31/01            $ 10,773        $  8,471
11/30/01            $ 11,585        $  9,121
12/31/01            $ 11,803        $  9,201

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                      SINCE INCEPTION   VALUE OF A $10,000 INVESTMENT
                            ONE YEAR      10/1/99              AS OF 12/31/01
-------------------------------------------------------------------------------------
Value Equity Fund            (4.88)%       7.62%                 $ 11,803
S&P 500 Index               (11.88)%      (3.63)%                $  9,201

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

Since the Fund's inception (August 14, 2001), the Fund has returned - 3.69%. During the period, the Fund benefited from strong stock selection in the Energy, Industrials, and Health Care sectors.

During the period, the Fund slightly underperformed its benchmark, the S&P 500 Index, which posted a return of - 2.73%. Strong stock selection within the Energy and Utilities sectors was the largest positive contributor to performance. Stock selection and an over weighted position in Industrials also contributed positively to performance. The largest detractor from performance was stock selection and an over weighted position in Financials. Stock selection in Consumer Staples and Information Technology were also detractors.

The markets and the economy remained volatile throughout 2001. From the period since the Fund's inception through the end of the year, growth stocks outperformed value stocks. During this time period, the Russell 1000 Growth Index posted a return of - 2.11% versus the Russell 1000 Value Index which posted a return of - 3.36%. Since the market bottomed on September 21st, many investors have moved to position their portfolios more aggressively and look through the near-term earnings pressure. Value stocks, however, remain attractive due to the significant dispersion in valuations that create opportunities for value managers.

The Fund's management believes the LSA Basic Value Fund is well positioned for an improving economy, as well as, properly positioned to take advantage of any market correction in the interim. Managers have taken advantage of recent market volatility to add some new and exciting stocks to the Fund. For example, the managers believe that advertising and marketing may rebound in advance of the economy, and have added positions in this area. The Fund's management continues to seek holdings in companies with good fundamentals selling at significant discounts to intrinsic value and is confident that they have identified several high-quality investments that may reward shareholders over the next few years.

OUTLOOK

Many economic indicators have begun to show signs of stabilization and point to an improving economic landscape. An unprecedented amount of fiscal and monetary stimulus was injected into the economy during 2001. The Federal Reserve Board (the "Fed") cut short-term interest rates by 4.75% taking the Fed Funds rate from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories declined dramatically during the year and are now more in line with consumer demand. We also note that the price of oil has declined in recent months. While we recognize that a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 outweighs the lingering drags.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN BASIC VALUE FUND, AND THE S&P 500 INDEX

           BASIC VALUE FUND   S&P 500 INDEX
8/14/01            $ 10,000        $ 10,000
8/31/01            $  9,730        $  9,559
9/30/01            $  8,450        $  8,787
10/31/01           $  8,630        $  8,955
11/30/01           $  9,340        $  9,642
12/31/01           $  9,631        $  9,726

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                          SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                              ONE YEAR        8/14/01               AS OF 12/31/01
------------------------------------------------------------------------------------------
Basic Value Fund                N/A           (3.69)%                  $ 9,631
S&P 500 Index                   N/A           (2.73)%                  $ 9,726

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

The Fund had a strong year, generating a positive return of 2.24% versus a decline of 3.24% for the Lipper Balanced Fund Index and a decline of 2.91% for the Fund's benchmark (a 60% weighting of the S&P 500 Index and a 40% weighting of the Merrill Lynch Corporate Master Bond Index).

These results were achieved through good stock selection in a difficult market environment. Our technology stocks, in particular, drove results, providing a positive return of 26% compared with a 23% decrease for the Technology sector of the Standard & Poor's 500 Index. We had excellent timing in our technology investments, adding significantly to our holdings at or near their lows in September and October. As prices rose sharply late in the year, we reduced our positions and took profits.

Among individual stocks, the top four contributors to the Fund's performance were Computer Associates International, Inc., Microsoft Corp., Dell Computer Corp. and Compuware Corp., all in the Technology sector. The fifth largest contributor to performance was toy company Mattel, Inc. With the exception of Dell, we sold each of these stocks on price strength.

The five stocks that detracted most from performance were CVS Corp. (drug store chain), EMC Corp. (data storage), Halliburton Co. (oilfield services and construction), McDonalds Corp. (fast food) and Kroger Co. (supermarkets). CVS and Kroger were both down in 2001 on earnings disappointments after having risen strongly in 2000. Halliburton faces asbestos litigation, but our research suggests the liabilities are manageable and the stock is undervalued.

About 30% of the Fund's equity assets are invested in financial stocks, which did reasonably well in 2001. John Hancock Financial Services (insurance) and J.P. Morgan Chase & Co. (banking) were our two top performers in this sector, rising 11% and 7%, respectively.

The Fund purchases stocks for appreciation potential and bonds for income. As of December 31, 2001, the Fund's assets were invested 56.7% in equities, 27.3% in fixed income securities, and 16.0% in cash and cash equivalents. Prices of higher quality bonds increased during the year, as the economy remained weak and interest rates fell. Our fixed income holdings -- primarily corporate bonds and inflation-indexed U.S. Treasury securities -- contributed positively to performance.

OUTLOOK

We believe the economy will recover in 2002. However, the associated recovery in equities is likely to be moderate for the simple reason that valuations remained generally high during the downturn. We continue to invest in stocks priced below their intrinsic value, with a goal of controlling risk and generating excellent investment results.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF OPCAP ADVISORS, THE FUND'S ADVISOR, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OF THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

GROWTH OF A $10,000 INVESTMENT IN BALANCED FUND, S&P 500 INDEX, MERRILL LYNCH CORP BOND INDEX, AND A COMPOSITE INDEX

                                         MERRILL LYNCH
          BALANCED FUND  S&P 500 INDEX  CORP BOND INDEX  COMPOSITE INDEX
10/1/99        $ 10,000       $ 10,000         $ 10,000         $ 10,000
10/31/99       $ 10,480       $ 10,632         $ 10,079         $ 10,411
11/30/99       $ 10,430       $ 10,848         $ 10,097         $ 10,545
12/31/99       $ 10,340       $ 11,486         $ 10,089         $ 10,914
1/31/00        $ 10,199       $ 10,909         $ 10,027         $ 10,558
2/29/00        $  9,626       $ 10,703         $ 10,105         $ 10,471
3/31/00        $ 10,511       $ 11,749         $ 10,217         $ 11,132
4/30/00        $ 10,420       $ 11,396         $ 10,086         $ 10,874
5/31/00        $ 10,460       $ 11,162         $ 10,035         $ 10,718
6/30/00        $ 10,490       $ 11,437         $ 10,285         $ 10,983
7/31/00        $ 10,159       $ 11,259         $ 10,406         $ 10,932
8/31/00        $ 10,470       $ 11,958         $ 10,541         $ 11,396
9/30/00        $ 10,651       $ 11,326         $ 10,622         $ 11,070
10/31/00       $ 11,044       $ 11,278         $ 10,618         $ 11,041
11/30/00       $ 10,953       $ 10,390         $ 10,770         $ 10,582
12/31/00       $ 11,258       $ 10,441         $ 10,976         $ 10,694
1/31/01        $ 11,818       $ 10,811         $ 11,270         $ 11,036
2/28/01        $ 11,699       $  9,826         $ 11,380         $ 10,476
3/31/01        $ 11,721       $  9,204         $ 11,467         $ 10,110
4/30/01        $ 12,066       $  9,918         $ 11,408         $ 10,560
5/31/01        $ 12,367       $  9,985         $ 11,525         $ 10,646
6/30/01        $ 12,033       $  9,742         $ 11,575         $ 10,509
7/31/01        $ 12,001       $  9,646         $ 11,901         $ 10,565
8/31/01        $ 11,667       $  9,043         $ 12,030         $ 10,215
9/30/01        $ 11,322       $  8,313         $ 12,059         $  9,729
10/31/01       $ 11,215       $  8,471         $ 12,329         $  9,928
11/30/01       $ 11,570       $  9,121         $ 12,221         $ 10,350
12/31/01       $ 11,510       $  9,201         $ 12,155         $ 10,382

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2001

                                                  SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                                      ONE YEAR        10/1/99               AS OF 12/31/01
--------------------------------------------------------------------------------------------------
Balanced Fund                           2.24%          6.43%                   $ 11,510
S&P 500 Index                         (11.88%)        (3.63)%                  $  9,201
Merrill Lynch Corporate Bond Index     10.74%          9.05%                   $ 12,115
Composite Index *                      (2.91%)         1.68%                   $ 10,382

* Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 98.3%
           AIRLINES - 1.0%
   1,900   Atlantic Coast Airlines Holdings, Inc.*                  $     44,251
   2,200   Atlas Air, Inc.*                                               32,230
                                                                    ------------
                                                                          76,481
                                                                    ------------
           APPAREL RETAILERS - 3.2%
   1,150   Chico's FAS, Inc.*                                             45,655
   3,200   The Buckle, Inc.*                                              71,360
   4,250   Too, Inc.*                                                    116,875
                                                                    ------------
                                                                         233,890
                                                                    ------------
           BANKING - 1.1%
     600   Boston Private Financial Holdings, Inc.                        13,242
   2,100   Financial Federal Corp.*                                       65,625
                                                                    ------------
                                                                          78,867
                                                                    ------------
           COMMERCIAL SERVICES - 6.8%
     900   AMN Healthcare Services, Inc.*                                 24,660
   3,200   Coinstar, Inc.*                                                80,000
   7,200   Exact Sciences Corp.*                                          73,872
   1,800   FreeMarkets, Inc.*                                             43,146
   1,350   MIM Corp.*                                                     24,030
   6,150   Overture Services, Inc.*                                      217,894
     700   PDI, Inc.*                                                     15,624
     900   Pharmaceutical Product Development, Inc.*                      29,079
                                                                    ------------
                                                                         508,305
                                                                    ------------
           COMMUNICATIONS - 4.2%
   3,700   Centillium Communications, Inc.*                               29,082
     900   Concord Communications, Inc.*                                  18,585
  11,050   DMC Stratex Networks, Inc.*                                    85,969
  15,950   Metawave Communications Corp.*                                 49,764
   1,600   Metro One Telecommunications*                                  48,400
   4,750   Powerwave Technologies, Inc.*                                  82,080
                                                                    ------------
                                                                         313,880
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 1.4%
   3,100   McData Corp. - Class B*                                        77,841
     450   Tier Technologies, Inc. - Class B*                              9,702
     900   Vastera, Inc.*                                                 14,949
                                                                    ------------
                                                                         102,492
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 2.1%
   1,500   Business Objects SA - ADR*                                     50,700
   3,000   Entrust Technologies, Inc.*.                             $     30,570
   1,400   Macromedia, Inc.*                                              24,920
   1,700   Stellent, Inc.*                                                50,252
                                                                    ------------
                                                                         156,442
                                                                    ------------
           COMPUTER RELATED SERVICES - 0.6%
   2,550   Ixia*                                                          32,767
     600   WebEx Communications, Inc.*.                                   14,910
                                                                    ------------
                                                                          47,677
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 3.1%
   7,600   Agile Software Corp.*                                         130,872
   3,300   Embarcadero Technologies, Inc.*                                79,860
     850   Simplex Solutions, Inc.*                                       14,067
   3,500   Transmeta Corp.*                                                8,015
                                                                    ------------
                                                                         232,814
                                                                    ------------
           COMPUTERS & INFORMATION - 1.9%
   5,650   CNET Networks, Inc.*                                           50,680
     600   Emulex Corp.*                                                  23,706
   4,500   Instinet Group*                                                45,225
   3,400   Lantronix, Inc.*                                               21,488
                                                                    ------------
                                                                         141,099
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 2.1%
   3,900   Intercept Group, Inc.*.                                       159,510
                                                                    ------------
           ELECTRICAL EQUIPMENT - 0.5%
   2,000   Aeroflex, Inc.*                                                37,860
                                                                    ------------
           ELECTRONICS - 17.3%
   2,850   Anaren Microwave, Inc.*                                        49,362
   1,700   AXT, Inc.*                                                     24,531
     600   Elantec Semiconductor, Inc.*                                   23,040
   1,600   ESS Technology, Inc.*                                          34,016
     900   Genesis Microchip, Inc.*                                       59,508
   1,400   Integrated Circuit Systems, Inc.*                              31,626
   1,000   Intersil Holding Corp.*                                        32,250
   2,550   Marvell Technology Group Ltd.*                                 91,341
   2,950   Merix Corp.*                                                   50,887
   1,800   Microsemi Corp.*                                               53,460
   6,050   Microtune, Inc.*                                              141,933
   3,200   Monolithic System Technology, Inc.*                            65,920
   2,600   Multilink Technology Corp.*                                    16,848
   1,600   Numerical Technologies, Inc.*                                  56,320
   2,600   Pixelworks, Inc.*                                              41,756
   6,300   PLX Technology, Inc.*                                          79,443

   The accompanying notes are an integral part of these financial statements.

                                       26

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   4,100   Power Integrations, Inc.*                                $     93,644
   1,300   Power-One, Inc.*                                               13,533
   3,800   Silicon Laboratories, Inc.*                                   128,098
   3,550   Sipex Corp.*                                                   45,617
   3,100   Sirenza Microdevices, Inc.*                                    18,879
   6,800   TranSwitch Corp.*                                              30,600
   1,100   Virage Logic Corp.*                                            21,153
   7,350   Xicor, Inc.*                                                   81,585
                                                                    ------------
                                                                       1,285,350
                                                                    ------------
           FINANCIAL SERVICES - 2.1%
     300   Blackrock, Inc.*                                               12,510
   1,700   Investment Technology Group, Inc.*                             66,419
   2,350   Waddell & Reed Financial, Inc. - Class A                       75,670
                                                                    ------------
                                                                         154,599
                                                                    ------------
           FOREST PRODUCTS & PAPER - 1.2%
   3,800   School Specialty, Inc.*                                        86,944
                                                                    ------------
           HEALTH CARE PROVIDERS - 9.1%
   2,550   AmeriPath, Inc.*                                               81,626
   1,200   Amsurg Corp.*                                                  32,616
   3,300   Covance, Inc.*                                                 74,910
   1,517   Dianon Systems, Inc.*                                          92,234
   1,650   Lifepoint Hospital, Inc.*                                      56,166
   8,200   Sunrise Assisted Living, Inc.*                                238,702
     800   Syncor International Corp.*                                    22,912
   2,400   U.S. Physical Therapy, Inc.*                                   38,784
   1,800   United Surgical Partners*                                      38,070
                                                                    ------------
                                                                         676,020
                                                                    ------------
           LODGING - 1.3%
   2,100   Four Seasons Hotels, Inc.                                      98,196
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 4.2%
   3,450   Allegiance Telecom, Inc.*                                      28,601
   2,800   COX Radio, Inc. - Class A*                                     71,344
   1,300   Entercom Communications Corp.*                                 65,000
   5,350   Hispanic Broadcasting Corp.*                                  136,425
   2,100   TiVo, Inc.*                                                    13,755
                                                                    ------------
                                                                         315,125
                                                                    ------------
           MEDICAL SUPPLIES - 7.4%
   2,900   Cholestech Corp.*                                              57,449
   1,950   Cytyc Corp.*                                                   50,895
   3,200   Endocare, Inc.*                                          $     57,376
   4,650   Kopin Corp.*                                                   65,100
   2,100   LTX Corp.*                                                     43,974
   1,550   Med-Design Corp.*                                              30,535
   2,750   Photon Dynamics, Inc.*                                        125,538
   6,850   Thoratec Labs Corp.*                                          116,450
                                                                    ------------
                                                                         547,317
                                                                    ------------
           MISCELLANEOUS - 0.8%
   2,400   Unilab Corp.*                                                  60,240
                                                                    ------------
           PHARMACEUTICALS - 6.4%
   1,100   aaiPharma, Inc.*                                               27,676
   2,400   Abgenix, Inc.*                                                 80,736
   2,500   Axcan Pharma, Inc.*                                            35,500
     600   InterMune, Inc.*                                               29,556
     700   K-V Pharmaceutical Co. - Class A*                              20,650
   6,100   Medarex, Inc.*                                                109,556
     700   Medicis Pharmaceutical Corp. - Class A*                        45,213
   2,750   Protein Design Labs, Inc.*                                     90,200
     900   Taro Pharmaceuticals Industries Ltd.*                          35,955
                                                                    ------------
                                                                         475,042
                                                                    ------------
           PREPACKAGED SOFTWARE - 10.0%
   8,600   Actuate Corp.*                                                 45,322
   4,100   Chordiant Software, Inc.*                                      32,431
   3,100   HPL Technologies, Inc.*                                        55,335
   5,950   Informatica Corp.*                                             86,335
   2,350   Internet Security Systems*                                     75,341
   2,600   J.D. Edwards & Co.*                                            42,770
     600   Magma Design Automation, Inc.*                                 18,168
   4,500   MatrixOne, Inc.*                                               58,455
   4,800   Mercator Software, Inc.*                                       40,128
   3,400   NETIQ Corp.*                                                  119,884
   3,700   Quest Software, Inc.*                                          81,807
     900   SeeBeyond Technology Corp.*                                     8,730
   2,100   SonicWall, Inc.*                                               40,824
   2,000   Webmethods, Inc.*                                              33,520
                                                                    ------------
                                                                         739,050
                                                                    ------------
           RESTAURANTS - 1.7%
   3,500   CKE Restaurants, Inc.*                                         31,675
   1,950   P.F. Chang's China Bistro, Inc.*                               92,235
                                                                    ------------
                                                                         123,910
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       27

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           RETAILERS - 2.0%
   1,200   99 Cents Only Stores*                                    $     45,720
   2,850   Alloy, Inc.*                                                   61,361
   2,200   Global Sports, Inc.*                                           43,890
                                                                    ------------
                                                                         150,971
                                                                    ------------
           TELEPHONE SYSTEMS - 2.7%
     750   Global Payments, Inc.                                          25,800
   2,600   Novatel Wireless, Inc.*                                         3,172
   2,700   Research In Motion Ltd.*                                       64,044
   1,200   Triton PCS Holdings, Inc.*                                     35,220
   2,600   Ubiquitel, Inc.*                                               19,370
     900   Universal Access Global Holdings, Inc.*                         4,221
   1,900   West Corp.*                                                    47,386
                                                                    ------------
                                                                         199,213
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 1.1%
   2,000   Coach, Inc.*                                             $     77,960
                                                                    ------------
           TRANSPORTATION - 3.0%
   2,900   Expedia, Inc. - Class A*                                      117,769
   1,900   Forward Air Corp.*                                             64,448
   1,300   Travelocity.com, Inc.*                                         37,323
                                                                    ------------
                                                                         219,540
                                                                    ------------
           TOTAL INVESTMENTS - 98.3%
             (Cost $6,686,082)                                      $  7,298,794
           Other Assets and Liabilities
             (net) - 1.7%                                                125,460
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  7,424,254
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 93.6%
           ADVERTISING - 0.5%
     300   TMP Worldwide, Inc.*                                     $     12,870
                                                                    ------------
           AIRLINES - 0.6%
     320   FedEx Corp.*                                                   16,602
                                                                    ------------
           APPAREL RETAILERS - 0.4%
     310   Ross Stores, Inc.                                               9,945
                                                                    ------------
           AUTOMOTIVE - 1.4%
     300   Circuit City Stores, Inc. - CarMax Group*                       6,822
     310   Sonic Automotive, Inc.*                                         7,266
     150   SPX Corp.*                                                     20,535
                                                                    ------------
                                                                          34,623
                                                                    ------------
           BANKING - 5.9%
     480   Americredit*                                                   15,144
     300   Capital One Financial Corp.                                    16,185
     610   First Tennessee National Corp.                                 22,119
     160   Investors Financial Services Corp.                             10,594
     160   Marshall & Ilsley Corp.                                        10,125
     610   North Fork Bancorporation                                      19,514
     610   Southtrust Corp.                                               15,049
     310   TCF Financial Corp.                                            14,874
     310   USA Education, Inc.                                            26,046
                                                                    ------------
                                                                         149,650
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 1.8%
     320   General Mills, Inc.                                            16,643
     480   Hormel Foods Corp.                                             12,898
     160   McCormick & Co., Inc.                                           6,715
     380   Smithfield Foods, Inc.*                                         8,375
                                                                    ------------
                                                                          44,631
                                                                    ------------
           BUILDING MATERIALS - 1.1%
     160   Cabot Microelectronics Corp.*                                  12,680
     310   Lowe's Cos.                                                    14,387
                                                                    ------------
                                                                          27,067
                                                                    ------------
           CHEMICALS - 0.6%
     170   Church & Dwight Co., Inc.                                       4,527
     150   International Flavors & Fragrances                              4,456
     470   Solutia, Inc.                                                   6,589
                                                                    ------------
                                                                          15,572
                                                                    ------------
           COMMERCIAL SERVICES - 8.8%
     450   Accenture Ltd.*                                                12,114
     320   Affymetrix, Inc.*                                        $     12,080
     470   Apollo Group, Inc. - Class A*                                  21,155
     310   Cephalon, Inc.*                                                23,431
     620   Concord EFS, Inc.*                                             20,324
     310   Dun & Bradstreet Corp.*                                        10,943
     310   eBay, Inc.*                                                    20,739
     320   FreeMarkets, Inc.*                                              7,670
     390   H&R Block, Inc.                                                17,433
     160   Jacobs Engineering Group, Inc.*                                10,560
     310   Moody's Corp.                                                  12,357
     310   Overture Services, Inc.*                                       10,983
     480   Quest Diagnostics, Inc.*                                       34,421
     150   Stericycle, Inc.*                                               9,132
                                                                    ------------
                                                                         223,342
                                                                    ------------
           COMMUNICATIONS - 2.0%
     770   Nokia Corp. - ADR                                              18,888
     470   Polycom, Inc.*                                                 16,168
     310   Titan Corp.*                                                    7,734
     320   UTStarcom, Inc.*                                                9,120
                                                                    ------------
                                                                          51,910
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 3.0%
     460   Brocade Communications, Inc.*                                  15,235
     780   Cadence Design Systems, Inc.*                                  17,098
     460   McData Corp. - Class B*                                        11,551
     150   National Instruments Corp.*                                     5,619
     300   Reynolds & Reynolds Co. - Class A                               7,275
     310   Synopsys, Inc.*                                                18,312
                                                                    ------------
                                                                          75,090
                                                                    ------------
           COMPUTER RELATED SERVICES - 0.5%
     160   GTECH Holdings Corp.*                                           7,246
     160   PEC Solutions, Inc.*                                            6,018
                                                                    ------------
                                                                          13,264
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 0.8%
     460   Intuit, Inc.*                                                  19,670
                                                                    ------------
           COMPUTERS & INFORMATION - 1.7%
     310   CDW Computer Centers, Inc.*                                    16,650
     470   Emulex Corp.*                                                  18,570
     480   Riverstone Networks, Inc.*                                      7,968
                                                                    ------------
                                                                          43,188
                                                                    ------------
           CONTAINERS & PACKAGING - 0.4%
     160   Ball Corp.                                                     11,312
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       29

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COSMETICS & PERSONAL CARE - 0.4%
     620   Dial Corp.                                               $     10,633
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 2.4%
     310   Affiliated Computer Services, Inc. - Class A*                  32,900
     310   Bisys Group, Inc.*                                             19,837
     160   Kronos, Inc.*                                                   7,741
                                                                    ------------
                                                                          60,478
                                                                    ------------
           ELECTRONICS - 9.1%
     310   Broadcom Corp. - Class A*                                      12,670
     310   Celestica, Inc.*                                               12,521
     460   Genesis Microchip, Inc.*                                       30,415
     460   Intersil Holding Corp.*                                        14,835
     310   Marvell Technology Group Ltd.*                                 11,104
     310   Maxim Integrated Products*                                     16,278
     710   Microtune, Inc.*                                               16,657
     320   Numerical Technologies, Inc.*                                  11,264
     620   Nvidia Corp.*                                                  41,478
     780   RF Micro Devices, Inc.*                                        14,999
   1,289   Sanmina Corp.*                                                 25,651
     620   Semtech Corp.*                                                 22,128
                                                                    ------------
                                                                         230,000
                                                                    ------------
           ENTERTAINMENT & LEISURE - 1.0%
     480   Blockbuster, Inc. - Class A                                    12,096
     180   International Speedway Corp. - Class A                          7,038
     330   Ticketmaster - Class B*                                         5,409
                                                                    ------------
                                                                          24,543
                                                                    ------------
           FINANCIAL SERVICES - 3.0%
     470   Bear Stearns Companies, Inc.                                   27,561
     150   Blackrock, Inc.*                                                6,255
     800   E*trade Group, Inc.*                                            8,200
     225   Investment Technology Group, Inc.*                              8,791
     240   John Nuveen Co. - Class A                                      12,835
     230   Legg Mason, Inc.                                               11,495
                                                                    ------------
                                                                          75,137
                                                                    ------------
           FOOD RETAILERS - 0.5%
     310   Whole Foods Market, Inc.*                                      13,504
                                                                    ------------
           HEALTH CARE PROVIDERS - 4.0%
     910   Caremark RX, Inc.*                                             14,842
     380   Lincare Holdings, Inc.*                                        10,887
     470   Pediatrix Medical Group, Inc.*                                 15,942
     470   Tenet Healthcare Corp.*                                  $     27,598
     470   UnitedHealth Group, Inc.                                       33,262
                                                                    ------------
                                                                         102,531
                                                                    ------------
           HEAVY CONSTRUCTION - 0.4%
     160   Centex Corp.                                                    9,134
                                                                    ------------
           HEAVY MACHINERY - 3.1%
     310   American Standard Cos.*                                        21,151
     690   Baker Hughes, Inc.                                             25,164
     160   Donaldson Co., Inc.                                             6,214
     470   Lam Research Corp.*                                            10,913
     310   Smith International, Inc.*                                     16,622
                                                                    ------------
                                                                          80,064
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
     540   Gemstar-TV Guide International, Inc.*                          14,958
     160   Johnson Controls, Inc.                                         12,920
                                                                    ------------
                                                                          27,878
                                                                    ------------
           HOUSEHOLD PRODUCTS - 0.3%
     460   RPM, Inc.                                                       6,652
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 0.6%
     300   Choicepoint, Inc.*                                             15,207
                                                                    ------------
           INSURANCE - 1.2%
     310   Arthur J. Gallagher & Co.                                      10,692
     160   Wellpoint Health Networks*                                     18,696
                                                                    ------------
                                                                          29,388
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 1.7%
     300   New York Times Co. - Class A                                   12,975
     460   Univision Communications, Inc.*                                18,612
     470   USA Networks, Inc.*                                            12,836
                                                                    ------------
                                                                          44,423
                                                                    ------------
           MEDICAL SUPPLIES - 6.3%
     310   Beckman Coulter, Inc.                                          13,733
     610   Cytyc Corp.*                                                   15,921
     460   Guidant Corp.*                                                 22,908
     310   KLA - Tencor Corp.*                                            15,364
     780   Microchip Technology, Inc.*                                    30,217
     310   Patterson Dental Co.*                                          12,688
     230   St. Jude Medical, Inc.*                                        17,859

   The accompanying notes are an integral part of these financial statements.

                                       30

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     290   Transkaryotic Therapies, Inc.*                           $     12,412
     460   Waters Corp.*                                                  17,825
                                                                    ------------
                                                                         158,927
                                                                    ------------
           OIL & GAS - 3.1%
     341   Apache Corp.                                                   17,009
     850   BJ Services Co.*                                               27,582
     310   EOG Resources, Inc.                                            12,124
     620   Weatherford International, Inc.*                               23,101
                                                                    ------------
                                                                          79,816
                                                                    ------------
           PHARMACEUTICALS - 11.5%
   1,300   American Pharmaceutical Partners, Inc.*                        27,040
     155   AmerisourceBergen Corp.                                         9,850
     230   Barr Laboratories, Inc.*                                       18,253
     300   Biovail Corp.*                                                 16,875
     150   Diagnostic Products Corp.                                       6,593
     470   Genzyme Corp.*                                                 28,134
     620   Gilead Sciences, Inc.*                                         40,746
     310   Henry Schein, Inc.*                                            11,479
     640   Idec Pharmaceuticals Corp.*                                    44,115
     310   King Pharmaceuticals, Inc.*                                    13,060
     160   Medicis Pharmaceutical Corp. - Class A*                        10,334
     645   Mylan Laboratories                                             24,188
     390   Protein Design Labs, Inc.*                                     12,792
     480   Sepracor, Inc.*                                                27,389
                                                                    ------------
                                                                         290,848
                                                                    ------------
           PREPACKAGED SOFTWARE - 6.5%
     320   Activision, Inc.*                                               8,323
     310   DST Systems, Inc.*                                             15,454
     470   Electronic Arts, Inc.*                                         28,177
     230   Internet Security Systems*                                      7,374
     760   Network Associates, Inc.*                                      19,646
     460   Peoplesoft, Inc.*                                              18,492
     620   Sungard Data Systems, Inc.*                                    17,937
     310   Symantec Corp.*                                          $     20,562
     620   Veritas Software Corp.*                                        27,795
                                                                    ------------
                                                                         163,760
                                                                    ------------
           RESTAURANTS - 0.8%
     310   Applebee's International, Inc.                                 10,602
     320   CBRL Group, Inc.                                                9,421
                                                                    ------------
                                                                          20,023
                                                                    ------------
           RETAILERS - 6.6%
     310   Autozone, Inc.*                                                22,258
     310   Bed Bath & Beyond, Inc.*                                       10,509
     310   Best Buy Company, Inc.*                                        23,089
     820   Circuit City Stores                                            21,279
     390   Dollar Tree Stores, Inc.*                                      12,055
     160   Lands' End, Inc.*                                               8,026
     300   Michaels Stores, Inc.*                                          9,885
     930   Office Depot, Inc.*                                            17,242
     300   O'Reilly Automotive, Inc.*                                     10,941
     280   Pier 1 Imports, Inc.                                            4,855
     460   TJX Companies, Inc.                                            18,336
     230   Williams-Sonoma, Inc.*                                          9,867
                                                                    ------------
                                                                         168,342
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 0.5%
     230   NIKE, Inc. - Class B                                           12,935
                                                                    ------------
           TOTAL INVESTMENTS - 93.6%
             (Cost $2,178,482)                                         2,372,959
           Other Assets and Liabilities
             (net) - 6.4%                                                160,902
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  2,533,861
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL CORPORATION
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 91.3%
           BANKING - 2.0%
   1,225   Citigroup, Inc.                                          $     61,838
                                                                    ------------
           BUILDING MATERIALS - 5.2%
   3,090   Home Depot, Inc.                                              157,621
                                                                    ------------
           COMMERCIAL SERVICES - 4.7%
   2,145   eBay, Inc.*                                                   143,500
                                                                    ------------
           COMMUNICATIONS - 6.0%
   2,275   Echostar Communications Corp. - Class A*                       62,494
   1,915   JDS Uniphase Corp.*                                            16,718
   1,150   Network Appliance, Inc.*                                       25,150
   2,755   Nokia Corp. - ADR                                              67,580
     995   Openwave Systems, Inc.*                                         9,741
                                                                    ------------
                                                                         181,683
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 1.2%
     890   Brocade Communications, Inc.*                                  29,477
     220   McData Corp. - Class B*                                         5,524
                                                                    ------------
                                                                          35,001
                                                                    ------------
           COMPUTERS & INFORMATION - 4.6%
   7,810   Cisco Systems, Inc.*                                          141,439
                                                                    ------------
           COSMETICS & PERSONAL CARE - 0.8%
     440   Colgate-Palmolive Co.                                          25,410
                                                                    ------------
           ELECTRONICS - 10.6%
   3,835   ASML Holding NV*                                               65,387
   1,850   Maxim Integrated Products*                                     97,143
     140   PMC-Sierra, Inc.*                                               2,976
   1,890   Vitesse Semiconductor Corp.*                                   23,493
   3,465   Xilinx, Inc.*                                                 135,308
                                                                    ------------
                                                                         324,307
                                                                    ------------
           ENTERTAINMENT & LEISURE - 2.9%
   6,230   Liberty Media Corp. - Class A*                                 87,220
                                                                    ------------
           FINANCIAL SERVICES - 4.7%
      15   Berkshire Hathaway, Inc. - Class B*                            37,875
   1,165   Merrill Lynch & Co.                                            60,720
   2,865   Schwab (Charles) Corp.                                         44,322
                                                                    ------------
                                                                         142,917
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 8.7%
   6,635   General Electric Co.                                          265,931
                                                                    ------------
           HOUSEHOLD PRODUCTS - 2.0%
   1,895   Tiffany & Co.                                            $     59,636
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 1.7%
     885   Tyco International Ltd.                                        52,126
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 2.9%
   2,735   AOL Time Warner, Inc.*                                         87,794
                                                                    ------------
           INSURANCE - 1.6%
     705   Aflac, Inc.                                                    17,315
     390   American International Group                                   30,966
                                                                    ------------
                                                                          48,281
                                                                    ------------
           LODGING - 1.3%
   1,400   MGM Mirage, Inc.*                                              40,418
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 9.3%
   1,630   Clear Channel Communications*                                  82,983
   1,095   Comcast Corp. - Class A*                                       39,420
     935   Hispanic Broadcasting Corp.*                                   23,843
   3,085   Viacom, Inc. - Class B*                                       136,203
                                                                    ------------
                                                                         282,449
                                                                    ------------
           MEDICAL SUPPLIES - 6.1%
     375   Enzon, Inc.*                                                   21,105
   2,120   Medtronic, Inc.                                               108,565
   1,900   Teradyne, Inc.*                                                57,266
                                                                    ------------
                                                                         186,936
                                                                    ------------
           PHARMACEUTICALS - 8.7%
     495   American Home Products Corp.                                   30,373
   1,035   Amgen, Inc.*                                                   58,415
     320   Forest Laboratories - Class A*                                 26,224
   1,060   Genentech, Inc.*                                               57,505
     855   McKesson Corp.                                                 31,977
     360   Sepracor, Inc.*                                                20,542
     665   Teva Pharmaceutical Industries Ltd. - ADR                      40,984
                                                                    ------------
                                                                         266,020
                                                                    ------------
           PREPACKAGED SOFTWARE - 5.2%
     180   Cerner Corp.*                                                   8,987
     580   Check Point Software Technologies*                             23,136
     915   Microsoft Corp.*                                               60,619

   The accompanying notes are an integral part of these financial statements.

                                       32

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   2,005   Oracle Corp.*                                                  27,689
     850   Veritas Software Corp.*                                        38,106
                                                                    ------------
                                                                         158,537
                                                                    ------------
           RETAILERS - 1.1%
     720   Costco Wholesale Corp.*                                  $     31,954
                                                                    ------------
           TOTAL INVESTMENTS - 91.3%
             (Cost $2,746,460)                                         2,781,018
           Other Assets and Liabilities
             (net) - 8.7%                                                265,195
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  3,046,213
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: MORGAN STANLEY ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 97.9%
           AEROSPACE & DEFENSE - 2.4%
   2,250   General Dynamics Corp.                                   $    179,190
                                                                    ------------
           BANKING - 9.1%
     700   Capital One Financial Corp.                                    37,765
   5,816   Citigroup, Inc.                                               293,592
   5,400   FHLMC                                                         353,160
                                                                    ------------
                                                                         684,517
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 9.8%
   5,150   Anheuser-Busch Cos., Inc.                                     232,831
   5,325   Kraft Foods, Inc.                                             181,210
   4,515   Pepsico, Inc.                                                 219,835
   2,475   Safeway, Inc.*                                                103,331
                                                                    ------------
                                                                         737,207
                                                                    ------------
           BUILDING MATERIALS - 3.6%
   5,275   Home Depot, Inc.                                              269,078
                                                                    ------------
           COMMUNICATIONS - 0.7%
   1,025   Qualcomm, Inc.*                                                51,762
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.4%
   2,250   Sun Microsystems, Inc.*                                        27,675
                                                                    ------------
           COMPUTERS & INFORMATION - 6.9%
  11,450   Cisco Systems, Inc.*                                          207,359
   4,150   Dell Computer Corp.*                                          112,797
   1,675   International Business Machines Corp.                         202,608
                                                                    ------------
                                                                         522,764
                                                                    ------------
           ELECTRONICS - 6.6%
  11,025   Intel Corp.                                                   346,736
   4,150   Texas Instruments, Inc.                                       116,200
     925   Xilinx, Inc.*                                                  36,121
                                                                    ------------
                                                                         499,057
                                                                    ------------
           ENTERTAINMENT & LEISURE - 1.6%
   8,473   Liberty Media Corp. - Class A*                                118,622
                                                                    ------------
           FINANCIAL SERVICES - 1.2%
   1,000   Goldman Sachs Group, Inc.                                      92,750
                                                                    ------------
           HEALTH CARE PROVIDERS - 3.9%
   3,175   HCA - The Healthcare Company                             $    122,364
   2,150   Laboratory Corp. of America Holdings*                         173,827
                                                                    ------------
                                                                         296,191
                                                                    ------------
           HEAVY MACHINERY - 1.0%
   2,050   Baker Hughes, Inc.                                             74,764
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 5.5%
  10,400   General Electric Co.                                          416,832
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 8.8%
  11,300   Tyco International Ltd.                                       665,570
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 2.0%
   4,625   AOL Time Warner, Inc.*                                        148,463
                                                                    ------------
           INSURANCE - 2.2%
   2,125   American International Group                                  168,725
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 0.6%
   1,050   Viacom, Inc. - Class B*                                        46,358
                                                                    ------------
           MEDICAL SUPPLIES - 1.4%
   2,100   Medtronic, Inc.                                               107,541
                                                                    ------------
           PHARMACEUTICALS - 17.0%
   4,225   American Home Products Corp.                                  259,246
   1,850   Amgen, Inc.*                                                  104,414
     775   Gilead Sciences, Inc.*                                         50,933
     775   Idec Pharmaceuticals Corp.*                                    53,421
   2,400   Johnson & Johnson                                             141,840
   2,325   Merck & Co., Inc.                                             136,710
  12,050   Pfizer, Inc.                                                  480,193
   1,425   Pharmacia Corp.                                                60,776
                                                                    ------------
                                                                       1,287,533
                                                                    ------------
           PREPACKAGED SOFTWARE - 6.7%
   5,675   Microsoft Corp.*                                              375,969
   5,825   Oracle Corp.*                                                  80,443
   1,150   Veritas Software Corp.*                                        51,555
                                                                    ------------
                                                                         507,967
                                                                    ------------
           RETAILERS - 3.9%
   1,900   BJ's Wholesale Club, Inc.*                                     83,790
   3,650   Wal-Mart Stores, Inc.                                         210,058
                                                                    ------------
                                                                         293,848
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       34

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           TELEPHONE SYSTEMS - 2.6%
   2,775   Sprint Corp. (PCS Group)*                                $     67,738
   2,735   Verizon Communications                                        129,803
                                                                    ------------
                                                                         197,541
                                                                    ------------
           TOTAL INVESTMENTS - 97.9%
             (Cost $7,351,005)                                         7,393,955
           Other Assets and Liabilities
             (net) - 2.1%                                                161,076
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  7,555,031
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 97.7%
           ADVERTISING - 1.2%
     240   Interpublic Group Cos., Inc.                             $      7,090
      50   Lamar Advertising Co.*                                          2,117
     350   Omnicom Group                                                  31,272
                                                                    ------------
                                                                          40,479
                                                                    ------------
           AEROSPACE & DEFENSE - 1.4%
      80   Goodrich (B.F.) Co.                                             2,130
     140   Lockheed Martin Corp.                                           6,534
     380   Northrop Grumman Corp.                                         38,308
                                                                    ------------
                                                                          46,972
                                                                    ------------
           AIRLINES - 1.9%
     700   AMR Corp.*                                                     15,519
     200   Atlantic Coast Airlines Holdings, Inc.*                         4,658
     300   Delta Air Lines, Inc.                                           8,778
   1,500   Northwest Airlines Corp.*                                      23,550
     320   Ryanair Holdings Plc - ADR*                                    10,256
                                                                    ------------
                                                                          62,761
                                                                    ------------
           APPAREL RETAILERS - 1.1%
     270   Abercrombie & Fitch Co. - Class A*                              7,163
     220   American Eagle Outfitters*                                      5,757
     170   Chico's FAS, Inc.*                                              6,749
     220   Pacific Sunwear of California, Inc.*                            4,492
     240   Talbots, Inc.                                                   8,700
     100   Too, Inc.*                                                      2,750
                                                                    ------------
                                                                          35,611
                                                                    ------------
           AUTOMOTIVE - 1.9%
     150   Circuit City Stores, Inc. - CarMax Group*                       3,411
     370   Group 1 Automotive, Inc.*                                      10,549
     400   Navistar International Corp.                                   15,800
     180   SPX Corp.*                                                     24,642
     180   TRW, Inc.                                                       6,667
                                                                    ------------
                                                                          61,069
                                                                    ------------
           BANKING - 7.5%
     160   Astoria Financial Corp.                                         4,234
   1,500   Banknorth Group, Inc.                                          33,780
     680   Commerce Bancorp, Inc.                                         26,751
     680   East West Bancorp, Inc.                                        17,510
     940   Hudson City Bancorp, Inc.                                      24,769
   1,350   Huntington Bancshares, Inc.                                    23,206
     140   Mercantile Bankshares Corp.                                     6,026
     670   North Fork Bancorporation                                $     21,433
     780   PNC Bank Corp.                                                 43,836
     400   Southtrust Corp.                                                9,868
   1,390   Sovereign Bancorp, Inc.                                        17,014
      90   USA Education, Inc.                                             7,562
     340   Washington Federal, Inc.                                        8,765
                                                                    ------------
                                                                         244,754
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 1.7%
     180   Archer-Daniels-Midland Co.                                      2,583
     335   Dean Foods Co.*                                                22,821
   1,000   Delta & Pine Land Co.                                          22,630
      50   McCormick & Co., Inc.                                           2,098
      90   Wrigley (Wm.) Jr. Co.                                           4,623
                                                                    ------------
                                                                          54,755
                                                                    ------------
           BUILDING MATERIALS - 0.1%
     180   Insight Enterprises, Inc.*                                      4,428
                                                                    ------------
           CHEMICALS - 4.1%
     260   Avery Dennison Corp.                                           14,698
     240   Cytec Industries, Inc.*                                         6,480
     270   Georgia Gulf Corp.                                              4,995
   1,660   Lyondell Chemical Co.                                          23,788
   1,820   Millennium Chemicals, Inc.                                     22,932
     790   Praxair, Inc.                                                  43,647
   1,230   Solutia, Inc.                                                  17,245
                                                                    ------------
                                                                         133,785
                                                                    ------------
           COMMERCIAL SERVICES - 2.9%
     670   Allied Waste Industries, Inc.*                                  9,420
     250   Applera Corp. - Celera Genomics Group*                          6,672
     120   Cephalon, Inc.*                                                 9,070
     110   Dun & Bradstreet Corp.*                                         3,883
     500   Fluor Corp.                                                    18,700
     350   Insurance Auto Auctions, Inc.*                                  5,078
     100   Manpower, Inc.                                                  3,371
     290   Millennium Pharmaceuticals*                                     7,108
     600   Republic Services, Inc.*                                       11,982
     220   Tech Data Corp.*                                                9,522
     440   Viad Corp.                                                     10,419
                                                                    ------------
                                                                          95,225
                                                                    ------------
           COMMUNICATIONS - 1.6%
     960   Comverse Technology, Inc.*                                     21,475
     100   L-3 Communications Holdings, Inc.*                              9,000

   The accompanying notes are an integral part of these financial statements.

                                       36

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     270   Metro One Telecommunications*                            $      8,167
     440   Motorola, Inc.                                                  6,609
      60   Network Appliance, Inc.*                                        1,312
     110   Polycom, Inc.*                                                  3,784
     640   Spectrasite Holdings, Inc.*                                     2,298
                                                                    ------------
                                                                          52,645
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 2.2%
      80   Avocent Corp.*                                                  1,940
     410   Brocade Communications, Inc.*                                  13,579
     560   Cadence Design Systems, Inc.*                                  12,275
     220   Computer Sciences Corp.*                                       10,776
   1,550   Enterasys Networks, Inc.*                                      13,717
     300   Inforte Corp.*                                                  4,191
     200   Optimal Robotics Corp. - Class A*                               7,090
     170   Radisys Corp.*                                                  3,342
     330   Vastera, Inc.*                                                  5,481
                                                                    ------------
                                                                          72,391
                                                                    ------------
           COMPUTERS & INFORMATION - 1.3%
     860   Apple Computer, Inc.*                                          18,834
      60   CDW Computer Centers, Inc.*                                     3,223
     170   Diebold, Inc.                                                   6,875
      60   International Game Technology*                                  4,098
     100   Jabil Circuit, Inc.*                                            2,272
     400   Symbol Technologies, Inc.                                       6,352
                                                                    ------------
                                                                          41,654
                                                                    ------------
           COSMETICS & PERSONAL CARE - 2.2%
     350   Avon Products                                                  16,275
     150   Ecolab, Inc.                                                    6,037
   1,190   Estee Lauder Cos., Inc. - Class A                              38,151
     360   Gillette Co.                                                   12,024
                                                                    ------------
                                                                          72,487
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 0.6%
     400   Ceridian Corp.*                                                 7,500
     290   Intercept Group, Inc.*                                         11,861
                                                                    ------------
                                                                          19,361
                                                                    ------------
           ELECTRIC UTILITIES - 7.3%
   1,900   AES Corp.*                                                     31,065
     180   American Electric Power                                         7,835
   2,870   Citizens Communications Co.*                                   30,594
     400   Covanta Energy Corp.*                                           1,808
     150   DPL, Inc.                                                $      3,612
     450   Entergy Corp.                                                  17,599
   1,830   FirstEnergy Corp.                                              64,013
     500   NiSource, Inc.                                                 11,530
     680   Northeast Utilities                                            11,988
     240   NSTAR                                                          10,764
     430   SCANA Corp.                                                    11,967
     240   Sempra Energy                                                   5,892
     300   Southern Co.                                                    7,605
     110   TXU Corp.                                                       5,186
     330   Western Resources, Inc.                                         5,676
     450   Wisconsin Energy Corp.                                         10,152
                                                                    ------------
                                                                         237,286
                                                                    ------------
           ELECTRONICS - 4.8%
     850   Advanced Micro Devices*                                        13,481
   2,760   Agere Systems, Inc.*                                           15,704
     380   Altera Corp.*                                                   8,064
     190   Atmel Corp.*                                                    1,505
      60   Avnet, Inc.                                                     1,528
      80   Broadcom Corp. - Class A*                                       3,270
     100   Dupont Photomasks, Inc.*                                        4,345
     360   Fairchild Semiconductor Corp. - Class A*                       10,152
     450   Finisar Corp.*                                                  4,576
     370   Integrated Device Technology, Inc.*                             9,838
     320   Intersil Holding Corp.*                                        10,320
     400   Lattice Semiconductor Corp.*                                    8,228
   1,050   LSI Logic*                                                     16,569
     180   National Semiconductor Corp.*                                   5,542
     180   Numerical Technologies, Inc.*                                   6,336
     340   Nvidia Corp.*                                                  22,746
      70   QLogic Corp.*                                                   3,116
      80   Semtech Corp.*                                                  2,855
     200   Silicon Laboratories, Inc.*                                     6,742
                                                                    ------------
                                                                         154,917
                                                                    ------------
           ENTERTAINMENT & LEISURE - 0.9%
     830   Harrah's Entertainment, Inc.*                                  30,718
                                                                    ------------
           FINANCIAL SERVICES - 3.5%
     360   Apartment Investment & Management Co. - Class A                16,463
     960   Duke Realty Corp.                                              23,357
     740   Equity Office Properties Trust REIT                            22,259
     360   Federated Investors, Inc. - Class B                            11,477

   The accompanying notes are an integral part of these financial statements.

                                       37

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
      70   Neuberger Berman, Inc.                                   $      3,073
     300   Reckson Associates Realty Corp.                                 7,008
     320   SEI Investments Co.                                            14,435
     520   Waddell & Reed Financial, Inc. - Class A                       16,744
                                                                    ------------
                                                                         114,816
                                                                    ------------
           FOOD RETAILERS - 0.6%
     660   Albertson's, Inc.                                              20,783
                                                                    ------------
           FOREST PRODUCTS & PAPER - 2.4%
     300   Boise Cascade Corp.                                            10,203
     220   Bowater, Inc.                                                  10,494
     510   Georgia-Pacific Group                                          14,081
     150   International Paper Co.                                         6,052
     130   Mead Corp.                                                      4,016
     190   Pactiv Corp.*                                                   3,372
     570   Smurfit-Stone Container Corp.*                                  9,103
     190   Temple-Inland, Inc.                                            10,779
     400   Westvaco Corp.                                                 11,380
                                                                    ------------
                                                                          79,480
                                                                    ------------
           HEALTH CARE PROVIDERS - 3.1%
     280   AdvancePCS*                                                     8,218
     230   Anthem, Inc.*                                                  11,385
     210   Caremark RX, Inc.*                                              3,425
      70   Community Health Systems, Inc.*                                 1,785
   1,070   First Health Group Corp.*                                      26,472
   1,090   Healthsouth Corp.*                                             16,154
     190   Human Genome Sciences, Inc.*                                    6,407
     570   Manor Care, Inc.*                                              13,515
     220   Tenet Healthcare Corp.*                                        12,918
                                                                    ------------
                                                                         100,279
                                                                    ------------
           HEAVY CONSTRUCTION - 1.7%
     970   Centex Corp.                                                   55,377
                                                                    ------------
           HEAVY MACHINERY - 4.0%
     170   American Standard Cos.*                                        11,599
     300   Axcelis Technologies, Inc.*                                     3,867
     260   Baker Hughes, Inc.                                              9,482
   1,150   Black & Decker Corp.                                           43,389
     400   Ingersoll-Rand Co.                                             16,724
     400   Lam Research Corp.*                                             9,288
      40   NACCO Industries, Inc. - Class A                                2,272
     110   National-Oilwell, Inc.*                                         2,267
     330   Parker Hannifin Corp.                                    $     15,150
      50   Smith International, Inc.*                                      2,681
     110   Stanley Works                                                   5,123
     250   York International Corp.                                        9,532
                                                                    ------------
                                                                         131,374
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.5%
     500   D.R. Horton, Inc.                                              16,230
     740   Furniture Brands International, Inc.*                          23,695
     700   Leggett & Platt, Inc.                                          16,100
      70   Ryland Group, Inc.                                              5,124
     300   Standard-Pacific Corp.                                          7,296
     170   Whirlpool Corp.                                                12,466
                                                                    ------------
                                                                          80,911
                                                                    ------------
           HOUSEHOLD PRODUCTS - 1.6%
   1,560   Snap-On, Inc.                                                  52,510
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 0.5%
     240   Choicepoint, Inc.*                                             12,166
     140   Yahoo, Inc.*                                                    2,484
                                                                    ------------
                                                                          14,650
                                                                    ------------
           INSURANCE - 4.8%
     420   Aflac, Inc.                                                    10,315
     270   Allmerica Financial Corp.                                      12,029
     560   AMBAC Financial Group, Inc.                                    32,402
      80   Cincinnati Financial Corp.                                      3,052
     220   Hartford Financial Services Group                              13,823
     570   MBIA, Inc.                                                     30,569
     400   Protective Life Corp.                                          11,572
     730   Radian Group, Inc.                                             31,354
     380   UICI*                                                           5,130
      60   Wellpoint Health Networks*                                      7,011
                                                                    ------------
                                                                         157,257
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.0%
   1,200   Fox Entertainment Group, Inc. - Class A*                       31,836
     200   New York Times Co. - Class A                                    8,650
     150   Scripps (E.W.) Co.                                              9,900
     370   Univision Communications, Inc.*                                14,970
                                                                    ------------
                                                                          65,356
                                                                    ------------
           MEDICAL SUPPLIES - 6.9%
     140   Allergan, Inc.                                                 10,507

   The accompanying notes are an integral part of these financial statements.

                                       38

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     180   Applera Corp. - Applied Biosystems Group                 $      7,069
      60   Bard (C.R.), Inc.                                               3,870
     300   Becton Dickinson & Co.                                          9,945
     520   Biomet, Inc.                                                   16,068
     270   Danaher Corp.                                                  16,284
      80   Eaton Corp.                                                     5,953
      50   Enzon, Inc.*                                                    2,814
     710   Guidant Corp.*                                                 35,358
     500   KLA - Tencor Corp.*                                            24,780
     350   Millipore Corp.                                                21,245
     120   PerkinElmer, Inc.                                               4,202
     160   St. Jude Medical, Inc.*                                        12,424
     200   Tektronix, Inc.*                                                5,156
     250   Teradyne, Inc.*                                                 7,535
   1,290   Thermo Electron Corp.*                                         30,779
     187   Viasys Healthcare, Inc.*                                        3,779
     170   Waters Corp.*                                                   6,588
                                                                    ------------
                                                                         224,356
                                                                    ------------
           METALS - 1.7%
     460   Alcan Aluminum                                                 16,528
     200   Century Aluminum Co.                                            2,672
   1,200   Goldcorp, Inc.                                                 14,604
     150   Hubbell, Inc. - Class B                                         4,407
     660   Masco Corp.                                                    16,170
                                                                    ------------
                                                                          54,381
                                                                    ------------
           OIL & GAS - 5.4%
     210   BJ Services Co.*                                                6,815
     920   Conoco, Inc.                                                   26,036
     500   Ensco International, Inc.                                      12,425
     260   Kinder Morgan, Inc.                                            14,479
     300   Nabors Industries, Inc.*                                       10,299
     150   Noble Drilling Corp.*                                           5,106
     260   Phillips Petroleum Co.                                         15,668
     250   Precision Drilling Corp.*                                       6,455
     100   Rowan Companies, Inc.*                                          1,937
     940   Suncor Energy, Inc.                                            30,964
     150   Talisman Energy, Inc.                                           5,678
     390   Valero Energy Corp.                                            14,867
     600   Weatherford International, Inc.*                               22,356
      90   Westcoast Energy, Inc.                                          2,379
                                                                    ------------
                                                                         175,464
                                                                    ------------
           PHARMACEUTICALS - 2.9%
     210   Alkermes, Inc.*                                          $      5,536
      20   Forest Laboratories - Class A*                                  1,639
     300   Gilead Sciences, Inc.*                                         19,716
     230   Idec Pharmaceuticals Corp.*                                    15,854
      40   Invitrogen Corp.*                                               2,477
     500   McKesson Corp.                                                 18,700
     220   Medimmune, Inc.*                                               10,197
     130   Mylan Laboratories                                              4,875
     170   Protein Design Labs, Inc.*                                      5,576
     100   Vertex Pharmaceuticals, Inc.*                                   2,459
     260   Zimmer Holdings, Inc.*                                          7,940
                                                                    ------------
                                                                          94,969
                                                                    ------------
           PREPACKAGED SOFTWARE - 2.0%
     470   Adobe Systems, Inc.                                            14,594
     220   Computer Associates International, Inc.                         7,588
     500   Network Associates, Inc.*                                      12,925
     440   Sungard Data Systems, Inc.*                                    12,729
   1,100   Sybase, Inc.*                                                  17,336
                                                                    ------------
                                                                          65,172
                                                                    ------------
           RESTAURANTS - 1.5%
     180   CEC Entertainment, Inc.*                                        7,810
     140   Darden Restaurants, Inc.                                        4,956
     300   Outback Steakhouse, Inc.*                                      10,275
     140   P.F. Chang's China Bistro, Inc.*                                6,622
     600   Wendy's International, Inc.                                    17,502
                                                                    ------------
                                                                          47,165
                                                                    ------------
           RETAILERS - 3.1%
     180   Autozone, Inc.*                                                12,924
     690   Bed Bath & Beyond, Inc.*                                       23,391
     270   Best Buy Company, Inc.*                                        20,110
      90   BJ's Wholesale Club, Inc.*                                      3,969
     100   Borders Group, Inc.*                                            1,984
     120   Dollar Tree Stores, Inc.*                                       3,709
     280   Duane Reade, Inc.*                                              8,498
     200   Federated Department Stores*                                    8,180
   1,300   K Mart Corp.*                                                   7,098
      80   Michaels Stores, Inc.*                                          2,636
      30   O'Reilly Automotive, Inc.*                                      1,094
     570   Rite Aid Corp.*                                                 2,884
     110   Williams-Sonoma, Inc.*                                          4,719
                                                                    ------------
                                                                         101,196
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       39

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           TELEPHONE SYSTEMS - 0.5%
     150   CenturyTel, Inc.                                         $      4,920
     360   Redback Networks, Inc.*                                         1,422
     360   Triton PCS Holdings, Inc.*                                     10,566
                                                                    ------------
                                                                          16,908
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 0.1%
      70   Oshkosh B'Gosh, Inc. - Class A                                  2,936
                                                                    ------------
           TRANSPORTATION - 2.0%
     200   Canadian National Railway Co.                                   9,656
     330   CSX Corp.                                                      11,567
     210   Expeditors International Washington, Inc.                      11,960
     500   Fleetwood Enterprises, Inc.                                     5,665
      90   Genesee & Wyoming, Inc. - Class A*                              2,939
     310   Sabre Holdings Corp.*                                          13,129
     150   Union Pacific Corp.                                             8,550
                                                                    ------------
                                                                          63,466
                                                                    ------------
           WATER COMPANIES - 0.2%
     325   Philadelphia Suburban Corp.                              $      7,329
                                                                    ------------
           TOTAL INVESTMENTS - 97.7%
             (Cost $3,061,582)                                         3,187,433
           Other Assets and Liabilities
             (net) - 2.3%                                                 73,941
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  3,261,374
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           REIT - Real Estate Investment Trust
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 98.3%
           AUTOMOTIVE - 4.0%
   2,800   American Axle & Manufacturing Holdings, Inc.*            $     59,864
     840   Magna International, Inc. - Class A                            53,315
                                                                    ------------
                                                                         113,179
                                                                    ------------
           BANKING - 5.2%
   3,750   Amsouth Bancorporation                                         70,875
   2,680   Compass Bancshares, Inc.                                       75,844
                                                                    ------------
                                                                         146,719
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 4.4%
   3,200   Coca-Cola Enterprises                                          60,608
   1,840   UST, Inc.                                                      64,400
                                                                    ------------
                                                                         125,008
                                                                    ------------
           CHEMICALS - 3.9%
   1,180   Eastman Chemical Co.                                           46,044
   2,600   Great Lakes Chemical Corp.                                     63,128
                                                                    ------------
                                                                         109,172
                                                                    ------------
           COMMERCIAL SERVICES - 4.7%
   3,640   KPMG Consulting, Inc.*                                         60,315
   3,240   Ryder System, Inc.                                             71,766
                                                                    ------------
                                                                         132,081
                                                                    ------------
           COMMUNICATIONS - 2.3%
   5,230   Avaya, Inc.*                                                   63,544
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 2.4%
   3,800   Macromedia, Inc.*                                              67,640
                                                                    ------------
           COMPUTERS & INFORMATION - 2.4%
   4,610   Sandisk Corp.*                                                 66,384
                                                                    ------------
           ELECTRIC UTILITIES - 10.1%
   1,500   Allegheny Energy, Inc.                                         54,330
   2,730   FirstEnergy Corp.                                              95,495
   3,850   Sierra Pacific Resources                                       57,942
   1,610   TXU Corp.                                                      75,912
                                                                    ------------
                                                                         283,679
                                                                    ------------
           ELECTRONICS - 2.3%
   4,500   American Power Conversion*                                     65,070
                                                                    ------------
           ENTERTAINMENT & LEISURE - 4.5%
   1,710   Harrah's Entertainment, Inc.*                            $     63,287
   3,850   Hasbro, Inc.                                                   62,486
                                                                    ------------
                                                                         125,773
                                                                    ------------
           FINANCIAL SERVICES - 3.2%
   2,030   Edwards (A.G.), Inc.                                           89,665
                                                                    ------------
           FOREST PRODUCTS & PAPER - 2.4%
   1,200   Temple-Inland, Inc.                                            68,076
                                                                    ------------
           HEALTH CARE PROVIDERS - 2.7%
   5,050   Healthsouth Corp.*                                             74,841
                                                                    ------------
           HEAVY MACHINERY - 2.7%
   1,610   Grainger (W.W.), Inc.                                          77,280
                                                                    ------------
           INSURANCE - 11.4%
   1,390   ACE Ltd.                                                       55,809
   3,030   Aetna, Inc.                                                    99,960
   5,460   Ohio Casualty Corp.*                                           87,633
   2,460   Safeco Corp.                                                   76,629
                                                                    ------------
                                                                         320,031
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.6%
   3,850   Belo (A.H.) Corp. - Series A                                   72,188
                                                                    ------------
           MEDICAL SUPPLIES - 3.6%
   2,000   Bausch & Lomb, Inc.                                            75,320
   1,070   Boston Scientific Corp.*                                       25,808
                                                                    ------------
                                                                         101,128
                                                                    ------------
           METALS - 4.6%
   1,930   Engelhard Corp.                                                53,422
   2,570   Hubbell, Inc. - Class B                                        75,507
                                                                    ------------
                                                                         128,929
                                                                    ------------
           OIL & GAS - 8.8%
   1,540   Burlington Resources, Inc.                                     57,812
   2,540   Newfield Exploration Co.*                                      90,195
   2,570   Valero Energy Corp.                                            97,968
                                                                    ------------
                                                                         245,975
                                                                    ------------
           RETAILERS - 5.4%
   1,710   Federated Department Stores*                                   69,939
   1,930   Zale Corp.*                                                    80,828
                                                                    ------------
                                                                         150,767
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       41

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           TELEPHONE SYSTEMS - 2.2%
   3,000   Leap Wireless International, Inc.*                       $     62,910
                                                                    ------------
           TRANSPORTATION - 2.5%
   2,780   Yellow Corp.*                                                  69,778
                                                                    ------------
           TOTAL INVESTMENTS - 98.3%
             (Cost $2,558,080)                                         2,759,817
           Other Assets and Liabilities
             (net) - 1.7%                                                 46,973
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  2,806,790
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 93.2%
           ADVERTISING - 0.7%
   1,400   TMP Worldwide, Inc.*                                     $     60,060
                                                                    ------------
           AEROSPACE & DEFENSE - 0.2%
     600   Honeywell International, Inc.                                  20,292
                                                                    ------------
           AUTOMOTIVE - 0.4%
   1,088   Ford Motor Co.                                                 17,103
     426   General Motors Corp.                                           20,704
                                                                    ------------
                                                                          37,807
                                                                    ------------
           BANKING - 10.6%
   1,300   Bank of America Corp.                                          81,835
     600   Bank of New York Co., Inc.                                     24,480
   3,900   Citigroup, Inc.                                               196,872
   2,300   FHLMC                                                         150,420
   2,200   FNMA                                                          174,900
   3,200   MBNA Corp.                                                    112,640
   2,200   State Street Corp.                                            114,950
   1,400   Wells Fargo Co.                                                60,830
                                                                    ------------
                                                                         916,927
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 5.5%
   1,800   Coca-Cola Co.                                                  84,870
   3,460   Pepsico, Inc.                                                 168,467
   3,100   Philip Morris Companies, Inc.                                 142,135
   1,500   Wrigley (Wm.) Jr. Co.                                          77,055
                                                                    ------------
                                                                         472,527
                                                                    ------------
           BUILDING MATERIALS - 1.2%
   2,100   Home Depot, Inc.                                              107,121
                                                                    ------------
           CHEMICALS - 1.1%
   1,000   Dow Chemical Co.                                               33,780
   1,400   Du Pont (E.I.) de Nemours                                      59,514
                                                                    ------------
                                                                          93,294
                                                                    ------------
           COMMERCIAL SERVICES - 2.1%
   5,500   Cendant Corp.*                                                107,855
   1,800   Valassis Communications, Inc.*                                 64,116
     400   Waste Management, Inc.                                         12,764
                                                                    ------------
                                                                         184,735
                                                                    ------------
           COMMUNICATIONS - 2.5%
     700   American Tower Corp. - Class A*                                 6,629
   4,500   Crown Castle International Corp.*                              48,060
   1,800   Echostar Communications Corp. - Class A*                 $     49,446
   2,240   Qualcomm, Inc.*                                               113,120
                                                                    ------------
                                                                         217,255
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.4%
   2,800   Sun Microsystems, Inc.*                                        34,440
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 0.5%
   1,015   VeriSign, Inc.*                                                38,611
                                                                    ------------
           COMPUTER RELATED SERVICES - 0.1%
     300   Checkfree Corp.*                                                5,400
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 0.6%
   1,200   Intuit, Inc.*                                                  51,312
                                                                    ------------
           COMPUTERS & INFORMATION - 4.4%
   6,700   Cisco Systems, Inc.*                                          121,337
   2,300   Dell Computer Corp.*                                           62,514
   3,600   EMC Corp.*                                                     48,384
   1,200   International Business Machines Corp.                         145,152
                                                                    ------------
                                                                         377,387
                                                                    ------------
           COSMETICS & PERSONAL CARE - 2.8%
     700   Avon Products                                                  32,550
   2,000   Colgate-Palmolive Co.                                         115,500
     500   Gillette Co.                                                   16,700
   1,000   Procter & Gamble Co.                                           79,130
                                                                    ------------
                                                                         243,880
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 1.5%
     500   Automatic Data Processing                                      29,450
   1,300   First Data Corp.                                              101,985
                                                                    ------------
                                                                         131,435
                                                                    ------------
           ELECTRIC UTILITIES - 0.5%
     500   Duke Energy Corp.                                              19,630
   1,438   Mirant Corp.*                                                  23,037
                                                                    ------------
                                                                          42,667
                                                                    ------------
           ELECTRICAL EQUIPMENT - 0.1%
     100   Emerson Electric Co.                                            5,710
                                                                    ------------
           ELECTRONICS - 3.3%
   2,200   Energizer Holdings, Inc.*                                      41,910
   5,500   Intel Corp.                                                   172,975

   The accompanying notes are an integral part of these financial statements.

                                       43

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   1,800   Texas Instruments, Inc.                                  $     50,400
     600   Xilinx, Inc.*                                                  23,430
                                                                    ------------
                                                                         288,715
                                                                    ------------
           ENTERTAINMENT & LEISURE - 2.3%
   2,800   Harrah's Entertainment, Inc.*                                 103,628
   4,600   Liberty Media Corp. - Class A*                                 64,400
   1,200   Metro-Goldwyn-Mayer, Inc.*                                     26,280
                                                                    ------------
                                                                         194,308
                                                                    ------------
           FINANCIAL SERVICES - 1.4%
     500   Merrill Lynch & Co.                                            26,060
     400   Morgan Stanley Dean Witter & Co.                               22,376
   4,650   Schwab (Charles) Corp.                                         71,936
                                                                    ------------
                                                                         120,372
                                                                    ------------
           FOREST PRODUCTS & PAPER - 0.8%
     500   International Paper Co.                                        20,175
     400   Kimberly-Clark Corp.                                           23,920
     500   Weyerhaeuser Co.                                               27,040
                                                                    ------------
                                                                          71,135
                                                                    ------------
           HEAVY MACHINERY - 0.2%
     300   United Technologies Corp.                                      19,389
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.9%
   8,400   General Electric Co.                                          336,672
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 1.4%
   2,100   Tyco International Ltd.                                       123,690
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 2.5%
   6,750   AOL Time Warner, Inc.*                                        216,675
                                                                    ------------
           INSURANCE - 3.7%
   2,000   AMBAC Financial Group, Inc.                                   115,720
   2,100   American International Group                                  166,740
   1,300   Metlife, Inc.                                                  41,184
                                                                    ------------
                                                                         323,644
                                                                    ------------
           LODGING - 1.5%
   1,800   Marriott International, Inc. - Class A                         73,170
   1,900   Starwood Hotels & Resorts World                                56,715
                                                                    ------------
                                                                         129,885
                                                                    ------------
           MANUFACTURING - 0.4%
     300   Minnesota Mining & Manufacturing Co.                     $     35,463
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 5.6%
     600   Belo (A.H.) Corp. - Series A                                   11,250
     800   Cablevision Systems Corp. - Class A*                           37,960
   1,500   Cablevision Systems Corporation- Rainbow Media Group*          37,050
     576   Clear Channel Communications*                                  29,324
   1,900   Comcast Corp. - Class A*                                       68,400
     300   Gannett Co., Inc.                                              20,169
     700   New York Times Co. - Class A                                   30,275
   1,800   Univision Communications, Inc.*                                72,828
   4,036   Viacom, Inc. - Class B*                                       178,189
                                                                    ------------
                                                                         485,445
                                                                    ------------
           METALS - 0.3%
     600   Alcoa, Inc.                                                    21,330
                                                                    ------------
           OIL & GAS - 6.2%
   1,085   ChevronTexaco Corp.                                            97,227
   6,520   Exxon Mobil Corp.                                             256,236
   2,300   Royal Dutch Petroleum Co.                                     112,746
   1,100   Schlumberger Ltd.                                              60,445
     300   Unocal Corp.                                                   10,821
                                                                    ------------
                                                                         537,475
                                                                    ------------
           PHARMACEUTICALS - 10.7%
   1,400   American Home Products Corp.                                   85,904
     800   Amgen, Inc.*                                                   45,152
   3,200   Bristol-Myers Squibb Co.                                      163,200
   2,500   Johnson & Johnson                                             147,750
     900   Lilly (Eli) & Co.                                              70,686
   1,500   Merck & Co., Inc.                                              88,200
   6,525   Pfizer, Inc.                                                  260,021
   1,800   Schering-Plough Corp.                                          64,458
                                                                    ------------
                                                                         925,371
                                                                    ------------
           PREPACKAGED SOFTWARE - 5.4%
   6,000   Microsoft Corp.*                                              397,500
   5,100   Oracle Corp.*                                                  70,431
                                                                    ------------
                                                                         467,931
                                                                    ------------
           RESTAURANTS - 0.8%
   2,700   McDonald's Corp.                                               71,469
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       44

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           RETAILERS - 3.9%
   2,400   Walgreen Co.                                             $     80,784
   4,400   Wal-Mart Stores, Inc.                                         253,220
                                                                    ------------
                                                                         334,004
                                                                    ------------
           TELEPHONE SYSTEMS - 3.0%
   1,374   AT&T Corp.                                                     24,924
   2,400   SBC Communications, Inc.                                       94,008
     500   Sprint Corp. (FON Group)                                       10,040
   2,800   Sprint Corp. (PCS Group)*                                      68,348
   1,264   Verizon Communications                                         59,990
                                                                    ------------
                                                                         257,310
                                                                    ------------
           TRANSPORTATION - 0.7%
   1,500   Sabre Holdings Corp.*                                          63,525
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $8,593,806)                                      $  8,064,668
           MUTUAL FUNDS - 4.1%
   3,108   S&P 500 Depository Receipt
             (Cost $443,255)                                        $    355,244
                                                                    ------------
           TOTAL INVESTMENTS - 97.3%
             (Cost $9,037,061)                                         8,419,912
                                                                    ------------
           Other Assets and Liabilities
             (net) - 2.7%                                                229,283
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  8,649,195
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 96.9%
           ADVERTISING - 0.6%
     550   Interpublic Group Cos., Inc.                             $     16,247
                                                                    ------------
           AEROSPACE & DEFENSE - 0.5%
     150   General Dynamics Corp.                                         11,946
                                                                    ------------
           APPAREL RETAILERS - 0.5%
     200   Kohls Corp.*                                                   14,088
                                                                    ------------
           BANKING - 9.3%
   1,900   Citigroup, Inc.                                                95,912
     600   FHLMC                                                          39,240
     550   Fifth Third Bancorp                                            33,731
     600   FNMA                                                           47,700
     600   Wells Fargo Co.                                                26,070
                                                                    ------------
                                                                         242,653
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 3.1%
     650   Pepsico, Inc.                                                  31,648
     500   Safeway, Inc.*                                                 20,875
   1,100   Sysco Corp.                                                    28,842
                                                                    ------------
                                                                          81,365
                                                                    ------------
           BUILDING MATERIALS - 2.6%
   1,350   Home Depot, Inc.                                               68,863
                                                                    ------------
           CHEMICALS - 0.7%
     400   Air Products & Chemicals, Inc.                                 18,764
                                                                    ------------
           COMMUNICATIONS - 1.1%
   1,000   Nokia Corp. - ADR                                              24,530
     100   Qualcomm, Inc.*                                                 5,050
                                                                    ------------
                                                                          29,580
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.8%
   1,750   Sun Microsystems, Inc.*                                        21,525
                                                                    ------------
           COMPUTERS & INFORMATION - 4.6%
   3,700   Cisco Systems, Inc.*                                           67,007
     550   Dell Computer Corp.*                                           14,949
     550   EMC Corp.*                                                      7,392
     250   International Business Machines Corp.                          30,240
                                                                    ------------
                                                                         119,588
                                                                    ------------
           COSMETICS & PERSONAL CARE - 1.1%
     500   Colgate-Palmolive Co.                                          28,875
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 2.4%
     500   First Data Corp.                                         $     39,225
     550   Fiserv, Inc.*                                                  23,276
                                                                    ------------
                                                                          62,501
                                                                    ------------
           ELECTRIC UTILITIES - 0.9%
     600   Duke Energy Corp.                                              23,556
                                                                    ------------
           ELECTRONICS - 5.2%
     650   Altera Corp.*                                                  13,793
     450   Analog Devices, Inc.*                                          19,975
     850   Intel Corp.                                                    26,732
     150   Linear Technology Corp.                                         5,856
   1,250   Sanmina Corp.*                                                 24,875
     800   Texas Instruments, Inc.                                        22,400
     600   Xilinx, Inc.*                                                  23,430
                                                                    ------------
                                                                         137,061
                                                                    ------------
           FINANCIAL SERVICES - 5.5%
     150   Goldman Sachs Group, Inc.                                      13,912
   1,050   JP Morgan Chase & Co.                                          38,167
     900   Merrill Lynch & Co.                                            46,908
     800   Morgan Stanley Dean Witter & Co.                               44,752
                                                                    ------------
                                                                         143,739
                                                                    ------------
           HEALTH CARE PROVIDERS - 2.0%
     800   HCA - The Healthcare Company                                   30,832
     300   UnitedHealth Group, Inc.                                       21,231
                                                                    ------------
                                                                          52,063
                                                                    ------------
           HEAVY MACHINERY - 2.2%
     850   Applied Materials, Inc.*                                       34,085
     350   United Technologies Corp.                                      22,620
                                                                    ------------
                                                                          56,705
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.9%
   3,200   General Electric Co.                                          128,256
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 3.3%
   1,450   Tyco International Ltd.                                        85,405
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 1.9%
   1,550   AOL Time Warner, Inc.*                                         49,755
                                                                    ------------
           INSURANCE - 3.9%
     200   ACE Ltd.                                                        8,030
     950   American International Group                                   75,430

   The accompanying notes are an integral part of these financial statements.

                                       46

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     450   Prudential Financial, Inc.*                              $     14,936
      50   XL Capital - Class A                                            4,568
                                                                    ------------
                                                                         102,964
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 1.2%
     700   Viacom, Inc. - Class B*                                        30,905
                                                                    ------------
           MEDICAL SUPPLIES - 5.7%
     600   Allergan, Inc.                                                 45,030
     500   Baxter International, Inc.                                     26,815
     600   KLA - Tencor Corp.*                                            29,736
     750   Medtronic, Inc.                                                38,408
     100   St. Jude Medical, Inc.*                                         7,765
                                                                    ------------
                                                                         147,754
                                                                    ------------
           METALS - 0.7%
     500   Alcoa, Inc.                                                    17,775
                                                                    ------------
           OIL & GAS - 5.0%
     500   Dynegy, Inc. - Class A                                         12,750
     400   El Paso Corp.                                                  17,844
     300   Ensco International, Inc.                                       7,455
   1,950   Exxon Mobil Corp.                                              76,635
     300   Schlumberger Ltd.                                              16,485
                                                                    ------------
                                                                         131,169
                                                                    ------------
           PHARMACEUTICALS - 12.9%
     350   Abbott Laboratories                                            19,513
     350   American Home Products Corp.                                   21,476
     550   Amgen, Inc.*                                                   31,042
     800   Bristol-Myers Squibb Co.                                       40,800
     450   Cardinal Health, Inc.                                          29,097
   1,100   Johnson & Johnson                                              65,010
   2,200   Pfizer, Inc.                                                   87,670
     350   Pharmacia Corp.                                                14,928
     550   Schering-Plough Corp.                                          19,696
     300   Zimmer Holdings, Inc.*                                          9,162
                                                                    ------------
                                                                         338,394
                                                                    ------------
           PREPACKAGED SOFTWARE - 5.6%
   1,350   Microsoft Corp.*                                               89,438
   1,850   Oracle Corp.*                                            $     25,549
     700   Veritas Software Corp.*                                        31,381
                                                                    ------------
                                                                         146,368
                                                                    ------------
           RETAILERS - 5.4%
     450   Bed Bath & Beyond, Inc.*                                       15,255
     300   Costco Wholesale Corp.*                                        13,314
     800   Target Corp.                                                   32,840
     350   Walgreen Co.                                                   11,781
   1,200   Wal-Mart Stores, Inc.                                          69,060
                                                                    ------------
                                                                         142,250
                                                                    ------------
           TELEPHONE SYSTEMS - 2.8%
     350   Bellsouth Corp.                                                13,353
     900   SBC Communications, Inc.                                       35,253
   1,000   Vodafone Group Plc - ADR                                       25,680
                                                                    ------------
                                                                          74,286
                                                                    ------------
           TRANSPORTATION - 0.5%
     250   Canadian National Railway Co.                                  12,070
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $2,568,770)                                        $  2,536,470
                                                                    ------------

  PAR
 VALUE
--------
           SHORT TERM INSTRUMENTS - 1.9%
           U.S. GOVERNMENT - 1.9%
  50,000   US Treasury Bill, 1.63%, due 03/21/02
             (Cost $49,794)                                         $     49,794
                                                                    ------------
           TOTAL INVESTMENTS - 98.8%
             (Cost $2,618,564)                                         2,586,264
           Other Assets and Liabilities
             (net) - 1.2%                                                 30,527
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  2,616,791
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 99.4%
           AEROSPACE & DEFENSE - 0.5%
     500   Boeing Co.                                               $     19,390
     100   General Dynamics Corp.                                          7,964
     500   Goodrich (B.F.) Co.                                            13,310
     300   Lockheed Martin Corp.                                          14,001
                                                                    ------------
                                                                          54,665
                                                                    ------------
           AIRLINES - 0.3%
     200   AMR Corp.*                                                      4,434
     800   Delta Air Lines, Inc.                                          23,408
     100   FedEx Corp.*                                                    5,188
                                                                    ------------
                                                                          33,030
                                                                    ------------
           APPAREL RETAILERS - 0.9%
   1,100   Abercrombie & Fitch Co. - Class A*                             29,183
   1,000   Kohls Corp.*                                                   70,440
                                                                    ------------
                                                                          99,623
                                                                    ------------
           AUTOMOTIVE - 0.4%
     600   Delphi Automotive Systems                                       8,196
     100   Harley-Davidson, Inc.                                           5,431
     300   ITT Industries, Inc.                                           15,150
     300   Lear Corp.*                                                    11,442
     100   Rockwell International Corp.                                    1,786
     600   Visteon Corp.                                                   9,024
                                                                    ------------
                                                                          51,029
                                                                    ------------
           BANKING - 11.2%
     400   Americredit*                                                   12,620
     200   Astoria Financial Corp.                                         5,292
     400   Bank of New York Co., Inc.                                     16,320
   2,800   Bank One Corp.                                                109,340
     300   Banknorth Group, Inc.                                           6,756
     100   BB&T Corp.                                                      3,611
   1,400   Capital One Financial Corp.                                    75,530
   7,900   Citigroup, Inc.                                               398,792
     200   Compass Bancshares, Inc.                                        5,660
   1,200   FHLMC                                                          78,480
   2,000   FNMA                                                          159,000
     400   Golden State Bancorp                                           10,460
     600   Greenpoint Financial Corp.                                     21,450
     400   Hibernia Corp. - Class A                                        7,116
     600   Household International, Inc.                                  34,764
     100   Marshall & Ilsley Corp.                                         6,328
     500   MBNA Corp.                                               $     17,600
     400   National Commerce Financial Corp.                              10,120
     200   Northern Trust Corp.                                           12,044
   1,000   PNC Bank Corp.                                                 56,200
     200   Southtrust Corp.                                                4,934
     200   Suntrust Banks, Inc.                                           12,540
     400   Union Planters Corp.                                           18,052
   5,400   US Bancorp                                                    113,022
     600   Wachovia Corp.                                                 18,816
   2,400   Washington Mutual, Inc.                                        78,480
     100   Wilmington Trust Corp.                                          6,331
                                                                    ------------
                                                                       1,299,658
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 5.7%
   2,900   Coca-Cola Co.                                                 136,735
   1,300   Kraft Foods, Inc.                                              44,239
   1,300   Pepsico, Inc.                                                  63,297
   5,000   Philip Morris Companies, Inc.                                 229,250
   2,100   Safeway, Inc.*                                                 87,675
   1,600   Sysco Corp.                                                    41,952
   1,100   Unilever N.V.                                                  63,371
                                                                    ------------
                                                                         666,519
                                                                    ------------
           BUILDING MATERIALS - 1.8%
   4,200   Home Depot, Inc.                                              214,242
                                                                    ------------
           CHEMICALS - 1.1%
   1,300   Dow Chemical Co.                                               43,914
     700   PPG Industries, Inc.                                           36,204
     800   Praxair, Inc.                                                  44,200
                                                                    ------------
                                                                         124,318
                                                                    ------------
           COMMERCIAL SERVICES - 1.5%
   4,800   Cendant Corp.*                                                 94,128
     100   eBay, Inc.*                                                     6,690
     100   Monsanto Co.                                                    3,380
   2,000   Waste Management, Inc.                                         63,820
                                                                    ------------
                                                                         168,018
                                                                    ------------
           COMMUNICATIONS - 1.5%
     900   American Tower Corp. - Class A*                                 8,523
   1,100   Ciena Corp.*                                                   15,741
   2,200   JDS Uniphase Corp.*                                            19,206
     200   Juniper Networks*                                               3,790
   5,300   Motorola, Inc.                                                 79,606

   The accompanying notes are an integral part of these financial statements.

                                       48

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     800   Nextel Communications Inc. - Class A*                    $      8,768
     700   Qualcomm, Inc.*                                                35,350
                                                                    ------------
                                                                         170,984
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.5%
   5,100   Sun Microsystems, Inc.*                                        62,730
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 0.1%
     300   VeriSign, Inc.*                                                11,412
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 0.2%
     400   Electronic Data Systems Corp.                                  27,420
                                                                    ------------
           COMPUTERS & INFORMATION - 5.4%
  11,200   Cisco Systems, Inc.*                                          202,832
     300   Compaq Computer Corp.                                           2,928
   3,400   Dell Computer Corp.*                                           92,412
     300   EMC Corp.*                                                      4,032
     900   Hewlett-Packard Co.                                            18,486
     500   Instinet Group*                                                 5,025
   2,500   International Business Machines Corp.                         302,400
                                                                    ------------
                                                                         628,115
                                                                    ------------
           COSMETICS & PERSONAL CARE - 2.2%
   1,200   Colgate-Palmolive Co.                                          69,300
   1,000   Gillette Co.                                                   33,400
   1,900   Procter & Gamble Co.                                          150,347
                                                                    ------------
                                                                         253,047
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 0.8%
     700   Automatic Data Processing                                      41,230
   1,300   NCR Corp.*                                                     47,918
                                                                    ------------
                                                                          89,148
                                                                    ------------
           ELECTRIC UTILITIES - 2.6%
     200   Ameren Corp.                                                    8,460
     400   Cinergy Corp.                                                  13,372
     700   CMS Energy Corp.                                               16,821
     100   Constellation Energy Group, Inc.                                2,655
     100   Dominion Resources, Inc.                                        6,010
     700   DTE Energy Co.                                                 29,358
   1,800   Edison International*                                          27,180
   1,900   Entergy Corp.                                                  74,309
     100   FPL Group, Inc.                                                 5,640
   1,900   PG&E Corp.*                                              $     36,556
     300   Pinnacle West Capital Corp.                                    12,555
     200   Potomac Electric Power                                          4,514
     400   PPL Corp.                                                      13,940
     700   Progress Energy, Inc.                                          31,521
     300   Wisconsin Energy Corp.                                          6,768
     300   XCEL Energy, Inc.                                               8,322
                                                                    ------------
                                                                         297,981
                                                                    ------------
           ELECTRICAL EQUIPMENT - 0.2%
     300   Emerson Electric Co.                                           17,130
                                                                    ------------
           ELECTRONICS - 3.7%
   1,200   Altera Corp.*                                                  25,464
     400   Analog Devices, Inc.*                                          17,756
   8,100   Intel Corp.                                                   254,745
     300   Lattice Semiconductor Corp.*                                    6,171
     500   Linear Technology Corp.                                        19,520
     200   Maxim Integrated Products*                                     10,502
     100   PMC-Sierra, Inc.*                                               2,126
   1,800   Texas Instruments, Inc.                                        50,400
   1,200   Xilinx, Inc.*                                                  46,860
                                                                    ------------
                                                                         433,544
                                                                    ------------
           ENTERTAINMENT & LEISURE - 0.8%
     700   Eastman Kodak Co.                                              20,601
     700   Hasbro, Inc.                                                   11,361
   2,000   Liberty Media Corp. - Class A*                                 28,000
   2,000   Mattel, Inc.                                                   34,400
                                                                    ------------
                                                                          94,362
                                                                    ------------
           FINANCIAL SERVICES - 2.6%
     100   CarrAmerica Realty Corp. REIT                                   3,010
   2,000   Countrywide Credit Industries, Inc.                            81,940
   2,300   E*trade Group, Inc.*                                           23,575
     400   Equity Office Properties Trust REIT                            12,032
     100   General Growth Properties, Inc. REIT                            3,880
     600   Goldman Sachs Group, Inc.                                      55,650
     100   Hospitality Properties Trust REIT                               2,950
     200   IndyMac Bancorp, Inc.*                                          4,676
     200   Merrill Lynch & Co.                                            10,424
     200   Prologis Trust REIT                                             4,302
   4,300   Schwab (Charles) Corp.                                         66,521

   The accompanying notes are an integral part of these financial statements.

                                       49

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   1,000   Stilwell Financial, Inc.                                 $     27,220
     300   T. Rowe Price Group, Inc.                                      10,419
                                                                    ------------
                                                                         306,599
                                                                    ------------
           FOOD RETAILERS - 0.0%
     100   Albertson's, Inc.                                               3,149
                                                                    ------------
           FOREST PRODUCTS & PAPER - 0.5%
     400   Georgia-Pacific Group                                          11,044
     400   Kimberly-Clark Corp.                                           23,920
     100   Temple-Inland, Inc.                                             5,673
     400   Weyerhaeuser Co.                                               21,632
                                                                    ------------
                                                                          62,269
                                                                    ------------
           HEALTH CARE PROVIDERS - 1.0%
     800   HCA - The Healthcare Company                                   30,832
   1,100   Human Genome Sciences, Inc.*                                   37,092
     900   Tenet Healthcare Corp.*                                        52,848
                                                                    ------------
                                                                         120,772
                                                                    ------------
           HEAVY MACHINERY - 2.0%
   1,500   Applied Materials, Inc.*                                       60,150
     300   Baker Hughes, Inc.                                             10,941
     300   Caterpillar, Inc.                                              15,675
     600   Cooper Cameron Corp.*                                          24,216
     400   Grainger (W.W.), Inc.                                          19,200
     400   Ingersoll-Rand Co.                                             16,724
   1,300   United Technologies Corp.                                      84,019
                                                                    ------------
                                                                         230,925
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.4%
   1,400   Gemstar-TV Guide International, Inc.*                          38,780
  11,000   General Electric Co.                                          440,880
     400   Johnson Controls, Inc.                                         32,300
                                                                    ------------
                                                                         511,960
                                                                    ------------
           HOUSEHOLD PRODUCTS - 0.0%
     100   Rohm & Haas Co.                                                 3,463
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 2.0%
   4,000   Tyco International Ltd.                                       235,600
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 1.2%
   4,500   AOL Time Warner, Inc.*                                        144,450
                                                                    ------------
           INSURANCE - 4.7%
   1,700   Aflac, Inc.                                              $     41,752
     700   AMBAC Financial Group, Inc.                                    40,502
   2,000   American International Group                                  158,800
     700   Cigna Corp.                                                    64,855
     100   Hartford Financial Services Group                               6,283
     500   Jefferson-Pilot Corp.                                          23,135
     600   Lincoln National Corp.                                         29,142
     700   MBIA, Inc.                                                     37,541
   1,800   Metlife, Inc.                                                  57,024
     200   Protective Life Corp.                                           5,786
     900   Prudential Financial, Inc.*                                    29,871
     900   Torchmark Corp.                                                35,397
     500   UnumProvident Corp.                                            13,255
                                                                    ------------
                                                                         543,343
                                                                    ------------
           LODGING - 0.5%
     900   Marriott International, Inc. - Class A                         36,585
     600   Starwood Hotels & Resorts World                                17,910
                                                                    ------------
                                                                          54,495
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.4%
     300   Adelphia Communications - Class A*                              9,354
   1,500   Charter Communications, Inc. - Class A*                        24,645
   1,900   Comcast Corp. - Class A*                                       68,400
     500   Fox Entertainment Group, Inc. - Class A*                       13,265
     900   Gannett Co., Inc.                                              60,507
   2,300   Viacom, Inc. - Class B*                                       101,545
                                                                    ------------
                                                                         277,716
                                                                    ------------
           MEDICAL SUPPLIES - 2.3%
     200   Bard (C.R.), Inc.                                              12,900
   1,800   Baxter International, Inc.                                     96,534
   1,000   Becton Dickinson & Co.                                         33,150
     600   Danaher Corp.                                                  36,186
     300   Eaton Corp.                                                    22,323
     700   Guidant Corp.*                                                 34,860
     100   Medtronic, Inc.                                                 5,121
     300   St. Jude Medical, Inc.*                                        23,295
                                                                    ------------
                                                                         264,369
                                                                    ------------
           METALS - 1.2%
     700   Alcan Aluminum                                                 25,151

   The accompanying notes are an integral part of these financial statements.

                                       50

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   2,500   Alcoa, Inc.                                              $     88,875
     100   Cooper Industries, Inc.                                         3,492
     800   Masco Corp.                                                    19,600
                                                                    ------------
                                                                         137,118
                                                                    ------------
           OIL & GAS - 6.6%
     100   Anadarko Petroleum Corp.                                        5,685
   1,900   ChevronTexaco Corp.                                           170,259
     700   Conoco, Inc.                                                   19,810
     700   Diamond Offshore Driling, Inc.                                 21,280
     900   Dynegy, Inc. - Class A                                         22,950
   1,900   El Paso Corp.                                                  84,759
   8,800   Exxon Mobil Corp.                                             345,840
     400   Phillips Petroleum Co.                                         24,104
   1,100   Royal Dutch Petroleum Co.                                      53,922
     600   Transocean Sedco Forex, Inc.                                   20,292
                                                                    ------------
                                                                         768,901
                                                                    ------------
           PHARMACEUTICALS - 11.0%
   1,400   Abbott Laboratories                                            78,050
   3,400   American Home Products Corp.                                  208,624
   2,100   Amgen, Inc.*                                                  118,524
   1,400   Bristol-Myers Squibb Co.                                       71,400
     400   Cardinal Health, Inc.                                          25,864
     800   Forest Laboratories - Class A*                                 65,560
   2,900   Johnson & Johnson                                             171,390
   1,700   Lilly (Eli) & Co.                                             133,518
   1,100   Merck & Co., Inc.                                              64,680
   5,200   Pfizer, Inc.                                                  207,220
     400   Pharmacia Corp.                                                17,060
   3,000   Schering-Plough Corp.                                         107,430
     500   Vertex Pharmaceuticals, Inc.*                                  12,295
                                                                    ------------
                                                                       1,281,615
                                                                    ------------
           PREPACKAGED SOFTWARE - 5.3%
   1,000   BEA Systems, Inc.*                                             15,400
     500   Citrix Systems, Inc.*                                          11,330
     100   Computer Associates International, Inc.                         3,449
   6,700   Microsoft Corp.*                                              443,875
   5,600   Oracle Corp.*                                                  77,336
   1,300   Siebel Systems, Inc.*                                          36,374
     500   Veritas Software Corp.*                                        22,415
                                                                    ------------
                                                                         610,179
                                                                    ------------
           RESTAURANTS - 0.5%
   2,100   McDonald's Corp.                                         $     55,587
                                                                    ------------
           RETAILERS - 3.6%
     600   Bed Bath & Beyond, Inc.*                                       20,340
     300   Costco Wholesale Corp.*                                        13,314
     100   CVS Corp.                                                       2,960
     400   Federated Department Stores*                                   16,360
   1,800   Target Corp.                                                   73,890
   1,500   TJX Companies, Inc.                                            59,790
     200   Walgreen Co.                                                    6,732
   4,000   Wal-Mart Stores, Inc.                                         230,200
                                                                    ------------
                                                                         423,586
                                                                    ------------
           TELEPHONE SYSTEMS - 5.4%
   3,500   AT&T Corp.                                                     63,490
   2,000   AT&T Wireless Services, Inc.*                                  28,740
   1,400   Bellsouth Corp.                                                53,410
   4,000   Qwest Communications International                             56,520
   2,800   SBC Communications, Inc.                                      109,676
   2,500   Sprint Corp. (PCS Group)*                                      61,025
   4,000   Verizon Communications                                        189,840
   4,400   Worldcom, Inc.*                                                61,952
     100   Worldcom, Inc. - MCI Group                                      1,270
                                                                    ------------
                                                                         625,923
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 0.5%
     600   Jones Apparel Group, Inc.*                                     19,902
     600   NIKE, Inc. - Class B                                           33,744
                                                                    ------------
                                                                          53,646
                                                                    ------------
           TRANSPORTATION - 0.3%
   1,300   Burlington Northern Santa Fe Co.                               37,089
                                                                    ------------
           TOTAL INVESTMENTS - 99.4%
             (Cost $12,017,645)                                       11,549,729
           Other Assets and Liabilities
             (net) - 0.6%                                                 70,150
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 11,619,879
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           REIT - Real Estate Investment Trust
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY:SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 92.8%
           AEROSPACE & DEFENSE - 1.4%
   4,100   Honeywell International, Inc.                            $    138,662
                                                                    ------------
           APPAREL RETAILERS - 1.4%
  10,100   Gap, Inc.                                                     140,794
                                                                    ------------
           BANKING - 14.7%
   4,700   American Express Co.                                          167,743
   2,000   Bank of America Corp.                                         125,900
   3,800   Bank of New York Co., Inc.                                    155,040
   2,000   FHLMC                                                         130,800
   4,400   Fleet Boston Corp.                                            160,600
   2,800   Household International, Inc.                                 162,232
   3,900   MBNA Corp.                                                    137,280
   7,800   US Bancorp                                                    163,254
   5,300   Washington Mutual, Inc.                                       173,310
   3,200   Wells Fargo Co.                                               139,040
                                                                    ------------
                                                                       1,515,199
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 6.6%
   6,200   Conagra Foods, Inc.                                           147,374
   1,900   Kraft Foods, Inc.                                              64,657
   3,500   Philip Morris Companies, Inc.                                 160,475
   2,100   RJ Reynolds Tobacco Holdings, Inc.                            118,230
   4,400   Safeway, Inc.*                                                183,700
                                                                    ------------
                                                                         674,436
                                                                    ------------
           CHEMICALS - 0.8%
   2,400   Dow Chemical Co.                                               81,072
                                                                    ------------
           COMMUNICATIONS - 4.2%
   7,200   Comverse Technology, Inc.*                                    161,064
  10,400   Motorola, Inc.                                                156,208
   4,600   Nokia Corp. - ADR                                             112,838
                                                                    ------------
                                                                         430,110
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 1.8%
   6,200   3Com Corp.*                                                    39,556
  12,200   Sun Microsystems, Inc.*                                       150,060
                                                                    ------------
                                                                         189,616
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 0.3%
  17,500   Genuity, Inc.*                                                 27,650
                                                                    ------------
           COMPUTERS & INFORMATION - 4.8%
  14,000   Compaq Computer Corp.                                         136,640
   4,900   Dell Computer Corp.*                                          133,182
   5,200   Hewlett-Packard Co.                                           106,808
   1,000   International Business Machines Corp.                    $    120,960
                                                                    ------------
                                                                         497,590
                                                                    ------------
           ELECTRONICS - 2.2%
   6,000   General Motors Corp. - Class H*                                92,700
   1,200   Intel Corp.                                                    37,740
   3,000   National Semiconductor Corp.*                                  92,370
                                                                    ------------
                                                                         222,810
                                                                    ------------
           ENTERTAINMENT & LEISURE - 2.3%
   6,900   Liberty Media Corp. - Class A*                                 96,600
   5,400   News Corp. ADR                                                142,884
                                                                    ------------
                                                                         239,484
                                                                    ------------
           FINANCIAL SERVICES - 6.4%
   1,800   Goldman Sachs Group, Inc.                                     166,950
   3,200   Merrill Lynch & Co.                                           166,784
   2,600   Morgan Stanley Dean Witter & Co.                              145,444
   5,700   Waddell & Reed Financial, Inc. - Class A                      183,540
                                                                    ------------
                                                                         662,718
                                                                    ------------
           FOREST PRODUCTS & PAPER - 3.1%
   3,600   International Paper Co.                                       145,260
   2,900   Kimberly-Clark Corp.                                          173,420
                                                                    ------------
                                                                         318,680
                                                                    ------------
           HEALTH CARE PROVIDERS - 1.7%
   4,400   HCA - The Healthcare Company                                  169,576
                                                                    ------------
           HEAVY MACHINERY - 1.4%
   2,200   United Technologies Corp.                                     142,186
                                                                    ------------
           INSURANCE - 3.5%
   1,200   American International Group                                   95,280
   4,600   Manulife Financial Corp.                                      119,876
   1,000   Prudential Financial, Inc.*                                    33,190
   1,200   XL Capital - Class A                                          109,632
                                                                    ------------
                                                                         357,978
                                                                    ------------
           LODGING - 0.5%
   1,600   MGM Mirage, Inc.*                                              46,192
                                                                    ------------
           METALS - 1.5%
   4,400   Alcoa, Inc.                                                   156,420
                                                                    ------------
           OIL & GAS - 11.9%
   1,200   Amerada Hess Corp.                                             75,000

   The accompanying notes are an integral part of these financial statements.

                                       52

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   3,700   Burlington Resources, Inc.                               $    138,898
   4,600   Conoco, Inc.                                                  130,180
   3,922   El Paso Corp.                                                 174,960
   1,915   PanCanadian Energy Corp.                                       49,790
   2,100   Royal Dutch Petroleum Co.                                     102,942
   1,900   Total Fina SA - ADR                                           133,456
   5,300   Transocean Sedco Forex, Inc.                                  179,246
   3,500   USX-Marathon Group, Inc.                                      105,000
   5,300   Williams Cos., Inc.                                           135,256
                                                                    ------------
                                                                       1,224,728
                                                                    ------------
           PHARMACEUTICALS - 4.5%
   1,800   Merck & Co., Inc.                                             105,840
   4,800   Novartis - ADR                                                175,200
   2,200   Pfizer, Inc.                                                   87,670
   2,200   Pharmacia Corp.                                                93,830
                                                                    ------------
                                                                         462,540
                                                                    ------------
           PREPACKAGED SOFTWARE - 1.1%
   3,200   Computer Associates International, Inc.                       110,368
                                                                    ------------
           RESTAURANTS - 1.3%
   5,200   McDonald's Corp.                                              137,644
                                                                    ------------
           RETAILERS - 4.7%
   2,400   Costco Wholesale Corp.*                                       106,512
   1,500   Dollar General                                                 22,350
   4,800   Federated Department Stores*                                  196,320
   3,600   RadioShack Corp.                                         $    108,360
   1,300   Target Corp.                                                   53,365
                                                                    ------------
                                                                         486,907
                                                                    ------------
           TELEPHONE SYSTEMS - 9.4%
   2,300   Alltel Corp.                                                  141,979
  11,000   AT&T Corp.                                                    199,540
   8,599   AT&T Wireless Services, Inc.*                                 123,568
   2,500   SBC Communications, Inc.                                       97,925
   7,400   Sprint Corp. (FON Group)                                      148,592
   3,700   Verizon Communications                                        175,602
   5,500   Worldcom, Inc.*                                                77,440
                                                                    ------------
                                                                         964,646
                                                                    ------------
           TRANSPORTATION - 1.3%
   2,300   Canadian National Railway Co.                                 111,044
   1,400   Canadian Pacific Railway Ltd.                                  27,300
                                                                    ------------
                                                                         138,344
                                                                    ------------
           TOTAL INVESTMENTS - 92.8%
             (Cost $9,415,881)                                         9,536,350
           Other Assets and Liabilities
             (net) - 7.2%                                                739,328
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 10,275,678
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 96.8%
           ADVERTISING - 2.7%
   2,550   Interpublic Group Cos., Inc.                             $     75,327
                                                                    ------------
           APPAREL RETAILERS - 2.7%
   5,450   Gap, Inc.                                                      75,973
                                                                    ------------
           BANKING - 11.8%
   1,400   Bank of America Corp.                                          88,130
   1,450   Bank One Corp.                                                 56,622
   1,200   Citigroup, Inc.                                                60,576
   1,000   FHLMC                                                          65,400
   1,800   Fleet Boston Corp.                                             65,700
                                                                    ------------
                                                                         336,428
                                                                    ------------
           CHEMICALS - 1.2%
     750   Air Products & Chemicals, Inc.                                 35,182
                                                                    ------------
           COMMERCIAL SERVICES - 9.3%
     700   Equifax, Inc.                                                  16,905
   2,350   H&R Block, Inc.                                               105,045
   1,350   Robert Half International, Inc.*                               36,045
   3,350   Waste Management, Inc.                                        106,898
                                                                    ------------
                                                                         264,893
                                                                    ------------
           COMMUNICATIONS - 3.1%
   1,700   Koninklijke (Royal) Philips Electronics NV - ADR               49,487
   2,650   Motorola, Inc.                                                 39,803
                                                                    ------------
                                                                          89,290
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 7.5%
   3,900   Ceridian Corp.*                                                73,125
   1,100   Certegy, Inc.*                                                 37,642
     750   First Data Corp.                                               58,837
   2,250   IMS Health, Inc.                                               43,897
                                                                    ------------
                                                                         213,501
                                                                    ------------
           ELECTRIC UTILITIES - 2.2%
   1,100   Edison International*                                          16,610
   2,450   PG&E Corp.*                                                    47,138
                                                                    ------------
                                                                          63,748
                                                                    ------------
           ELECTRONICS - 1.6%
   1,000   Altera Corp.*                                                  21,220
     600   Novellus Systems, Inc.*                                        23,670
                                                                    ------------
                                                                          44,890
                                                                    ------------
           ENTERTAINMENT & LEISURE - 3.5%
   2,450   Disney (Walt) Co.                                        $     50,764
   2,850   Mattel, Inc.                                                   49,020
                                                                    ------------
                                                                          99,784
                                                                    ------------
           FINANCIAL SERVICES - 3.5%
   2,000   JP Morgan Chase & Co.                                          72,700
   1,000   Stilwell Financial, Inc.                                       27,220
                                                                    ------------
                                                                          99,920
                                                                    ------------
           FOOD RETAILERS - 2.7%
   3,650   Kroger Co.*                                                    76,176
                                                                    ------------
           FOREST PRODUCTS & PAPER - 1.6%
   1,100   International Paper Co.                                        44,385
                                                                    ------------
           HEALTH CARE PROVIDERS - 3.3%
     700   Anthem, Inc.*                                                  34,650
   1,300   Health Management Associates, Inc. - Class A*                  23,920
     500   UnitedHealth Group, Inc.                                       35,385
                                                                    ------------
                                                                          93,955
                                                                    ------------
           HEAVY MACHINERY - 3.8%
     900   American Standard Cos.*                                        61,407
   1,000   Parker Hannifin Corp.                                          45,910
                                                                    ------------
                                                                         107,317
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 2.9%
   1,400   Tyco International Ltd.                                        82,460
                                                                    ------------
           INSURANCE - 10.4%
   1,200   ACE Ltd.                                                       48,180
     550   Cigna Corp.                                                    50,958
     550   MGIC Investment Corp.                                          33,946
     500   Prudential Financial, Inc.*                                    16,595
   1,100   Radian Group, Inc.                                             47,245
   2,050   UnumProvident Corp.                                            54,346
     500   XL Capital - Class A                                           45,680
                                                                    ------------
                                                                         296,950
                                                                    ------------
           LODGING - 1.2%
   1,100   Starwood Hotels & Resorts World                                32,835
                                                                    ------------
           METALS - 3.6%
   1,200   Alcoa, Inc.                                                    42,660
   2,450   Masco Corp.                                                    60,025
                                                                    ------------
                                                                         102,685
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       54

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           OIL & GAS - 8.5%
   2,750   Ensco International, Inc.                                $     68,338
   1,000   Nabors Industries, Inc.*                                       34,330
   2,150   Transocean Sedco Forex, Inc.                                   72,713
   1,750   Weatherford International, Inc.*                               65,205
                                                                    ------------
                                                                         240,586
                                                                    ------------
           PHARMACEUTICALS - 1.1%
     800   McKesson Corp.                                                 29,920
                                                                    ------------
           PREPACKAGED SOFTWARE - 3.7%
   1,700   BMC Software, Inc.*                                            27,829
   2,250   Computer Associates International, Inc.                        77,603
                                                                    ------------
                                                                         105,432
                                                                    ------------
           RESTAURANTS - 1.7%
   1,000   Tricon Global Restaurants, Inc.*                               49,200
                                                                    ------------
           RETAILERS - 2.2%
   1,550   Target Corp.                                             $     63,628
                                                                    ------------
           TELEPHONE SYSTEMS - 1.0%
   1,500   AT&T Corp.                                                     27,210
                                                                    ------------
           TOTAL INVESTMENTS - 96.8%
             (Cost $2,702,048)                                         2,751,675
           Other Assets and Liabilities
             (net) - 3.2%                                                 89,923
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  2,841,598
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 56.5%
           APPAREL RETAILERS - 0.8%
   6,000   Gap, Inc.                                                $     83,640
                                                                    ------------
           BANKING - 9.5%
   8,100   FHLMC                                                         529,740
   5,200   Fleet Boston Corp.                                            189,800
   7,800   Providian Financial Corp.                                      27,690
   6,100   Wells Fargo Co.                                               265,045
                                                                    ------------
                                                                       1,012,275
                                                                    ------------
           COMMERCIAL SERVICES - 0.6%
   4,950   Halliburton Co.                                                64,845
                                                                    ------------
           COMMUNICATIONS - 1.4%
   5,250   Echostar Communications Corp. - Class A*                      144,217
                                                                    ------------
           COMPUTERS & INFORMATION - 4.9%
   5,300   Cisco Systems, Inc.*                                           95,983
   2,950   Dell Computer Corp.*                                           80,181
  25,300   EMC Corp.*                                                    340,032
                                                                    ------------
                                                                         516,196
                                                                    ------------
           ELECTRIC UTILITIES - 4.9%
   8,450   Exelon Corp.                                                  404,586
   4,950   NiSource, Inc.                                                114,147
                                                                    ------------
                                                                         518,733
                                                                    ------------
           ELECTRONICS - 1.6%
   9,081   Agere Systems, Inc.*                                           51,671
   8,000   General Motors Corp. - Class H*                               123,600
                                                                    ------------
                                                                         175,271
                                                                    ------------
           FINANCIAL SERVICES - 5.0%
  14,700   JP Morgan Chase & Co.                                         534,345
                                                                    ------------
           FOOD RETAILERS - 1.0%
   5,250   Kroger Co.*                                                   109,568
                                                                    ------------
           FOREST PRODUCTS & PAPER - 0.0%
      50   Willamette Industries                                           2,606
                                                                    ------------
           INSURANCE - 2.1%
   6,250   Conseco, Inc.*                                                 27,875
   3,200   John Hancock Financial Services                               132,160
   2,800   Principal Financial Group*                                     67,200
                                                                    ------------
                                                                         227,235
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 0.8%
   1,575   Clear Channel Communications*                                  80,183
                                                                    ------------
           METALS - 2.2%
   6,500   Alcan Aluminum                                           $    233,545
                                                                    ------------
           OIL & GAS - 6.9%
   2,600   Anadarko Petroleum Corp.                                      147,810
   6,400   El Paso Corp.                                                 285,504
   8,800   Transocean Sedco Forex, Inc.                                  297,616
                                                                    ------------
                                                                         730,930
                                                                    ------------
           RESTAURANTS - 2.8%
  11,300   McDonald's Corp.                                              299,111
                                                                    ------------
           RETAILERS - 5.2%
  15,600   CVS Corp.                                                     461,760
   6,200   Dollar General                                                 92,380
                                                                    ------------
                                                                         554,140
                                                                    ------------
           TELEPHONE SYSTEMS - 6.8%
  50,900   Worldcom, Inc.*                                               716,672
     578   Worldcom, Inc. - MCI Group                                      7,341
                                                                    ------------
                                                                         724,013
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $6,179,740)                                      $  6,010,853
                                                                    ------------

  PAR
 VALUE
--------

           DEBT OBLIGATIONS - 27.3%
           CORPORATE DEBT - 11.7%
 125,000   AES Corp., 8.75%, due 06/15/08                                110,625
 275,000   Conseco Finance Trust III, 8.796%, due 04/01/27                52,250
 125,000   Duke Energy Field Services LLC, 7.875%, due 08/16/10          132,246
  50,000   Enron Corp., 6.4%, due 07/15/06*+                              10,000
  60,000   Enron Corp., 6.95%, due 07/15/28*+                             12,000
  20,000   Enron Corp., 6.95%, due 07/15/28*+                              4,000
  75,000   Ford Motor Co., 7.45%, due 07/16/31                            68,907
 125,000   General Motors, 6.75%, due 01/15/06                           127,169
 125,000   National Rural Utilities, 6%, due 05/15/06                    126,888
 150,000   Penney (J.C.) Co., 7.375%, due 06/15/04                       148,131
 200,000   Textron Financial Corp., 7.125%, due 12/09/04                 208,359

   The accompanying notes are an integral part of these financial statements.

                                       56

  PAR                                                                  VALUE
 VALUE                                                                (NOTE 1)
--------                                                            ------------
 125,000   Tyco International Group, 5.8%, due 08/01/06                  125,220
 125,000   WCG Note Trust**, 144A, 8.25%, due 03/15/04              $    121,258
                                                                    ------------
                                                                       1,247,053
                                                                    ------------
           U.S. GOVERNMENT - 15.6%
 125,000   FNMA, 6.25%, due 02/01/11                                     126,975
  50,000   US Treasury Bond, 5.25%, due 02/15/29                          46,977
  50,000   US Treasury Bond, 6.25%, due 05/15/30                          54,227
  50,000   US Treasury Bond, 10.625%, due 08/15/15                        74,094
 100,000   US Treasury Bond, 12.75%, due 11/15/10                        130,203
 225,279   US Treasury Inflation Index Bond, 3.375%, due 04/15/32        222,393
 783,769   US Treasury Inflation Index Bond, 3.875%, due 04/15/29        835,816
 175,000   US Treasury Note, 3.5%, due 11/15/06                          168,902
                                                                    ------------
                                                                       1,659,587
                                                                    ------------
           TOTAL DEBT OBLIGATIONS
             (Cost $3,091,085)                                      $  2,906,640
                                                                    ------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           PREFERRED STOCK - 0.2%
  1,050    Freeport-McMoran Copper & Gold, Inc., Step Up, 7.00%
             (Cost $14,732)                                         $     16,432
                                                                    ------------
           TOTAL INVESTMENTS - 84.0%
             (Cost $9,285,557)                                         8,933,925
           Other Assets and Liabilities
             (net) - 16.0%                                             1,706,451
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 10,640,376
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.
           + Issuer has filed for protection under the Federal Bankruptcy Code. ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2001, the security was valued at $121,258 or 1.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                  EMERGING
                                                   GROWTH      AGGRESSIVE     CAPITAL       FOCUSED     DIVERSIFIED     MID CAP
                                                   EQUITY        GROWTH     APPRECIATION     EQUITY       MID-CAP        VALUE
                                                    FUND          FUND          FUND          FUND          FUND          FUND
                                                ------------  ------------  ------------  ------------  ------------  ------------
ASSETS:
  Investments, at value (Note 1)*               $  7,298,794  $  2,372,959  $  2,781,018  $  7,393,955  $  3,187,433  $  2,759,817
  Cash                                               162,523       122,100       284,030       280,050        93,828        63,966
  Receivable from:
    Securities sold                                       --       171,967         3,748        34,882        16,380            --
    Capital stock subscriptions                           --        50,411         1,978           547         1,799           833
    Dividends and Interest                               205           769         1,520         5,646         2,540         5,664
    Manager (Note 2)                                  16,488        14,569         9,742        11,155        14,657        10,583
  Prepaid insurance                                    1,654           576           647         1,631           717           602
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Total assets                                 7,479,664     2,733,351     3,082,683     7,727,866     3,317,354     2,841,465
                                                ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
  Payable for:
    Securities purchased                               4,938       161,979            --       127,746        14,669            --
    Capital stock subscriptions                          340            --            --            --            --            --
  ACCRUED EXPENSES:
    Other                                             50,132        37,511        36,470        45,089        41,311        34,675
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Total liabilities                               55,410       199,490        36,470       172,835        55,980        34,675
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                      $  7,424,254  $  2,533,861  $  3,046,213  $  7,555,031  $  3,261,374  $  2,806,790
                                                ============  ============  ============  ============  ============  ============
NET ASSETS CONSIST OF:
  Paid-in capital                               $ 10,340,150  $  2,677,821  $  3,079,929  $  9,073,489  $  3,228,765  $  2,633,404
  Undistributed net investment income                     --            --            --            --           223            --
  Accumulated net realized loss on investments    (3,528,608)     (338,437)      (68,274)   (1,561,408)      (93,465)      (28,351)
  Net unrealized appreciation on investments         612,712       194,477        34,558        42,950       125,851       201,737
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                      $  7,424,254  $  2,533,861  $  3,046,213  $  7,555,031  $  3,261,374  $  2,806,790
                                                ============  ============  ============  ============  ============  ============
SHARES OUTSTANDING                                   912,069       270,443       309,581       876,094       324,752       263,131
                                                ============  ============  ============  ============  ============  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                               $       8.14  $       9.37  $       9.84  $       8.62  $      10.04  $      10.67
                                                ============  ============  ============  ============  ============  ============
*Cost of investments                            $  6,686,082  $  2,178,482  $  2,746,460  $  7,351,005  $  3,061,582  $  2,558,080

   The accompanying notes are an integral part of these financial statements.

                                       58

                                                   GROWTH         BLUE      DISCIPLINED      VALUE         BASIC
                                                   EQUITY         CHIP         EQUITY        EQUITY        VALUE        BALANCED
                                                    FUND          FUND          FUND          FUND          FUND          FUND
                                                ------------  ------------  ------------  ------------  ------------  ------------
ASSETS:
  Investments, at value (Note 1)*               $  8,419,912  $  2,586,264  $ 11,549,729  $  9,536,350  $  2,751,675  $  8,933,925
  Cash                                               332,115        45,607        96,339       742,191       147,792     2,125,316
  Receivable from:
    Securities sold                                       --         4,890            --            --        31,184            --
    Capital stock subscriptions                       78,250           587         2,085        29,286         1,098        37,978
    Dividends and Interest                             8,395         1,774        13,635        16,911         2,736        47,848
    Manager (Note 2)                                   4,210        11,780         8,076         4,964        11,653         5,924
  Prepaid insurance                                    1,976           579         2,785         2,340           582         2,563
                                                ------------  ------------  ------------  ------------  ------------  ------------
       Total assets                                8,844,858     2,651,481    11,672,649    10,332,042     2,946,720    11,153,554
                                                ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
  Payable for:
    Securities purchased                             151,845            --            --        10,260        70,046       467,481
  ACCRUED EXPENSES:
    Other                                             43,818        34,690        52,770        46,104        35,076        45,697
                                                ------------  ------------  ------------  ------------  ------------  ------------
       Total liabilities                             195,663        34,690        52,770        56,364       105,122       513,178
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                      $  8,649,195  $  2,616,791  $ 11,619,879  $ 10,275,678  $  2,841,598  $ 10,640,376
                                                ============  ============  ============  ============  ============  ============
NET ASSETS CONSIST OF:
  Paid-in capital                               $  9,905,034  $  2,706,956  $ 13,593,856  $ 10,351,729  $  2,906,706  $ 10,994,885
  Undistributed (distributions in excess of)
    net investment income                                 --            --            19            --            --        (2,489)
  Accumulated net realized loss on investments
    and written options                             (638,690)      (57,865)   (1,506,080)     (196,520)     (114,735)         (388)
  Net unrealized appreciation (depreciation) on
    investments                                     (617,149)      (32,300)     (467,916)      120,469        49,627      (351,632)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                      $  8,649,195  $  2,616,791  $ 11,619,879  $ 10,275,678  $  2,841,598  $ 10,640,376
                                                ============  ============  ============  ============  ============  ============
SHARES OUTSTANDING                                   947,032       271,875     1,352,398       969,797       295,059     1,069,403
                                                ============  ============  ============  ============  ============  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                               $       9.13  $       9.62  $       8.59  $      10.60  $       9.63  $       9.95
                                                ============  ============  ============  ============  ============  ============
*Cost of investments                            $  9,037,061  $  2,618,564  $ 12,017,645  $  9,415,881  $  2,702,048  $  9,285,557

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                  EMERGING
                                                   GROWTH      AGGRESSIVE     CAPITAL       FOCUSED     DIVERSIFIED     MID CAP
                                                   EQUITY        GROWTH     APPRECIATION     EQUITY       MID-CAP        VALUE
                                                    FUND        FUND(a)       FUND(a)         FUND        FUND(a)       FUND(a)
                                                ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest                                      $     13,372  $      1,076  $      1,992  $      3,697  $      1,010  $      1,213
  Dividends*                                           6,838         2,555         3,665        52,978        13,944        19,327
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total investment income                           20,210         3,631         5,657        56,675        14,954        20,540
                                                ------------  ------------  ------------  ------------  ------------  ------------
EXPENSES:
  Investment management fee (Note 2)                  76,049         8,344         9,503        67,378        10,033         8,104
  Custody and administration fees                    176,766        42,085        35,488       168,656        41,647        34,301
  Audit fees                                          17,998        14,529        16,862        14,764        17,699        15,462
  Legal fees                                          13,291         2,884         2,884        13,291         2,884         2,884
  Trustees' fees                                       5,820         3,941         3,941         5,820         3,941         3,941
  Printing fees                                        2,317         2,419         2,419         2,317         2,419         2,419
  Insurance                                            3,623           265           301         3,047           326           274
  Other                                                1,293         1,055         1,172         1,275         1,193         1,054
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Expenses                                   297,157        75,522        72,570       276,548        80,142        68,439
  Less: Expenses waived/reimbursed by the
    Manager (Note 2)                                (199,381)      (64,544)      (59,900)     (187,893)      (66,765)      (57,476)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Net operating expenses                              97,776        10,978        12,670        88,655        13,377        10,963
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)                         (77,566)       (7,347)       (7,013)      (31,980)        1,577         9,577
                                                ------------  ------------  ------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on:
    Investment transactions                       (3,187,901)     (338,555)      (68,274)   (1,454,413)      (93,810)      (28,351)
    Financial future contracts                            --            --            --            --            --            --
    Written Options                                       --            --            --            --            --            --
Net change in unrealized appreciation
    (depreciation) on:
    Investments                                    1,721,037       194,477        34,558       319,784       125,851       201,737
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)           (1,466,864)     (144,078)      (33,716)   (1,134,629)       32,041       173,386
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                               $ (1,544,430) $   (151,425) $    (40,729) $ (1,166,609) $     33,618  $    182,963
                                                ============  ============  ============  ============  ============  ============
*Net of foreign taxes withheld of:              $         27  $          4  $         13  $         --  $         84  $         84

(a) For the period from August 14, 2001 (commencement of operations) through December 31, 2001.

   The accompanying notes are an integral part of these financial statements.

                                       60

                                                   GROWTH         BLUE      DISCIPLINED      VALUE         BASIC
                                                   EQUITY         CHIP         EQUITY        EQUITY        VALUE        BALANCED
                                                    FUND        FUND(a)         FUND          FUND        FUND(a)         FUND
                                                ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest                                      $      6,152  $      1,023  $      2,257  $     11,420  $      1,187  $    214,023
  Dividends*                                          86,053         7,661       145,697       143,565        10,431        71,248
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total investment income                           92,205         8,684       147,954       154,985        11,618       285,271
                                                ------------  ------------  ------------  ------------  ------------  ------------
EXPENSES:
  Investment management fee (Note 2)                  69,999         8,151        86,022        75,625         8,525        73,298
  Custody and administration fees                    149,220        36,048       167,012       152,489        35,676       153,089
  Audit fees                                          17,771        14,859        31,361        19,953        15,309        17,977
  Legal fees                                          13,291         2,884        16,633        13,291         2,884        13,291
  Trustees' fees                                       5,820         3,941         5,820         5,820         3,941         5,820
  Printing fees                                        2,317         2,419         2,317         2,317         2,419         2,317
  Insurance                                            3,153           265         4,788         3,127           267         2,906
  Other                                                1,275         1,056         1,350         1,300         1,055         1,297
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Expenses                                   262,846        69,623       315,303       273,922        70,076       269,995
  Less: Expenses waived/reimbursed by the
    Manager (Note 2)                                (168,141)      (58,755)     (194,872)     (169,936)      (58,710)     (169,210)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Net operating expenses                              94,705        10,868       120,431       103,986        11,366       100,785
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)                          (2,500)       (2,184)       27,523        50,999           252       184,486
                                                ------------  ------------  ------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment transactions                         (616,955)      (57,888)   (1,218,536)     (182,963)     (114,735)      714,594
    Financial futures contracts                           --            23            --            --            --            --
    Written options                                       --            --            --        (2,018)           --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net realized gain (loss)                        (616,955)      (57,865)   (1,218,536)     (184,981)     (114,735)      714,594
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Net change in unrealized appreciation
    (depreciation) on:
    Investments                                     (655,061)      (32,300)     (289,446)     (350,092)       49,627      (782,649)
    Written options                                       --            --            --         2,169            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Net change in unrealized appreciation
       (depreciation)                               (655,061)      (32,300)     (289,446)     (347,923)       49,627      (782,649)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED LOSS                  (1,272,016)      (90,165)   (1,507,982)     (532,904)      (65,108)      (68,055)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                               $ (1,274,516) $    (92,349) $ (1,480,459) $   (481,905) $    (64,856) $    116,431
                                                ============  ============  ============  ============  ============  ============
    *Net of foreign taxes withheld of:          $        460  $         25  $        640  $        870  $         --  $        292

(a) For the period from August 14, 2001 (commencement of operations) through December 31, 2001.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          EMERGING GROWTH            AGGRESSIVE         CAPITAL
                                                                            EQUITY FUND             GROWTH FUND   APPRECIATION FUND
                                                                    ----------------------------    ------------  -----------------
                                                                     YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2001            2000           2001(a)         2001(a)
                                                                    ------------    ------------    ------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment loss                                             $    (77,566)   $    (98,277)   $     (7,347)   $     (7,013)
    Net realized gain (loss)                                          (3,187,901)      1,005,980        (338,555)        (68,274)
    Net change in unrealized appreciation (depreciation)               1,721,037      (4,415,934)        194,477          34,558
                                                                    ------------    ------------    ------------    ------------
            Net decrease in net assets resulting from
              operations                                              (1,544,430)     (3,508,231)       (151,425)        (40,729)
                                                                    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                                       (2,118)     (1,696,794)             --              --
                                                                    ------------    ------------    ------------    ------------
       Total distributions to shareholders                                (2,118)     (1,696,794)             --              --
                                                                    ------------    ------------    ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                                          1,008,029       3,151,033       2,685,416       3,089,524
    Net asset value of shares issued to shareholders on
      reinvestment of distributions                                        2,118       1,696,794              --              --
    Cost of shares repurchased                                          (754,448)        (46,517)           (130)         (2,582)
                                                                    ------------    ------------    ------------    ------------
    Net increase in net assets resulting from Fund share
      transactions                                                       255,699       4,801,310       2,685,286       3,086,942
                                                                    ------------    ------------    ------------    ------------
TOTAL CHANGE IN NET ASSETS                                            (1,290,849)       (403,715)      2,533,861       3,046,213
NET ASSETS:
    Beginning of year                                                  8,715,103       9,118,818              --              --
                                                                    ------------    ------------    ------------    ------------
    End of year*                                                    $  7,424,254    $  8,715,103    $  2,533,861    $  3,046,213
                                                                    ============    ============    ============    ============
    *Including undistributed net
      investment income of:                                         $         --    $         --    $         --    $         --

(a) Fund commenced operations on August 14, 2001

   The accompanying notes are an integral part of these financial statements.

                                       62

                                                                               FOCUSED              DIVERSIFIED       MID CAP
                                                                             EQUITY FUND            MID-CAP FUND     VALUE FUND
                                                                    ----------------------------    ------------    ------------
                                                                     YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2001            2000           2001(a)         2001(a)
                                                                    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)                                    $    (31,980)   $    (38,065)   $      1,577    $      9,577
    Net realized gain (loss)                                          (1,454,413)         98,348         (93,810)        (28,351)
    Net change in unrealized appreciation (depreciation)                 319,784      (1,167,386)        125,851         201,737
                                                                    ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets resulting
              from operations                                         (1,166,609)     (1,107,103)         33,618         182,963
                                                                    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                --              --          (2,128)         (9,650)
    From net realized capital gains                                       (4,583)       (320,526)             --              --
                                                                    ------------    ------------    ------------    ------------
        Total distributions to shareholders                               (4,583)       (320,526)         (2,128)         (9,650)
                                                                    ------------    ------------    ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                                          1,316,869       2,378,510       3,232,632       2,625,506
    Net asset value of shares issued to shareholders on
      reinvestment of distributions                                        4,583         320,526           2,128           9,650
    Cost of shares repurchased                                          (241,509)       (189,184)         (4,876)         (1,679)
                                                                    ------------    ------------    ------------    ------------
    Net increase in net assets resulting from Fund share
      transactions                                                     1,079,943       2,509,852       3,229,884       2,633,477
                                                                    ------------    ------------    ------------    ------------
TOTAL CHANGE IN NET ASSETS                                               (91,249)      1,082,223       3,261,374       2,806,790
NET ASSETS:
    Beginning of year                                                  7,646,280       6,564,057              --              --
                                                                    ------------    ------------    ------------    ------------
    End of year*                                                    $  7,555,031    $  7,646,280    $  3,261,374    $  2,806,790
                                                                    ============    ============    ============    ============
    *Including undistributed net
      investment income of:                                         $         --    $         --    $        223    $         --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                       63

                                                               GROWTH               BLUE CHIP             DISCIPLINED
                                                             EQUITY FUND               FUND               EQUITY FUND
                                                     ---------------------------   ------------   ---------------------------
                                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2001           2000          2001(a)         2001           2000
                                                     ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)                       $     (2,500)  $     (7,984)  $     (2,184)  $     27,523   $     32,233
  Net realized gain (loss)                               (616,955)       242,577        (57,865)    (1,218,536)      (259,193)
  Net change in unrealized depreciation                  (655,061)      (967,260)       (32,300)      (289,446)    (1,209,167)
                                                     ------------   ------------   ------------   ------------   ------------
  Net decrease in net assets resulting
    from operations                                    (1,274,516)      (732,667)       (92,349)    (1,480,459)    (1,436,127)
                                                     ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   --             --             --        (27,656)       (32,536)
  From net realized capital gains                            (296)      (297,444)            --             --       (126,927)
                                                     ------------   ------------   ------------   ------------   ------------
    Total distributions to shareholders                      (296)      (297,444)            --        (27,656)      (159,463)
                                                     ------------   ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Proceeds from shares sold                             1,843,285      3,022,488      2,737,243      1,426,116      2,402,691
  Net asset value of shares issued to
    shareholders on reinvestment of
    distributions                                             296        297,444             --         27,656        159,463
  Cost of shares repurchased                             (377,697)      (215,261)       (28,103)      (333,039)      (276,366)
                                                     ------------   ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    Fund share transactions                             1,465,884      3,104,671      2,709,140      1,120,733      2,285,788
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS                                191,072      2,074,560      2,616,791       (387,382)       690,198
NET ASSETS:
  Beginning of year                                     8,458,123      6,383,563             --     12,007,261     11,317,063
                                                     ------------   ------------   ------------   ------------   ------------
  End of year*                                       $  8,649,195   $  8,458,123   $  2,616,791   $ 11,619,879   $ 12,007,261
                                                     ============   ============   ============   ============   ============
  *Including undistributed net investment
    income of:                                       $         --   $         --   $         --   $         19   $        131

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                       64

                                                                VALUE                 BASIC                BALANCED
                                                             EQUITY FUND            VALUE FUND               FUND
                                                     ---------------------------   ------------   ---------------------------
                                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2001           2000          2001(a)         2001           2000
                                                     ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income                            $     50,999   $     54,331   $        252   $    184,486   $    190,330
    Net realized gain (loss)                             (184,981)       746,561       (114,735)       714,594         37,271
    Net change in unrealized appreciation
      (depreciation)                                     (347,923)       155,455         49,627       (782,649)       404,901
                                                     ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations                          (481,905)       956,347        (64,856)       116,431        632,502
                                                     ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                            (51,836)       (53,976)          (358)      (184,486)      (190,495)
    In excess of net investment income                         --             --             --         (2,489)       (33,545)
    From net realized capital gains                      (230,025)      (588,476)            --       (540,651)      (293,062)
                                                     ------------   ------------   ------------   ------------   ------------
        Total distributions to shareholders              (281,861)      (642,452)          (358)      (727,626)      (517,102)
                                                     ------------   ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                           2,951,168      2,157,261      2,911,516      3,029,426      2,181,154
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                       281,861        642,452            358        727,626        517,102
    Cost of shares repurchased                           (709,881)      (163,560)        (5,062)      (294,918)      (272,417)
                                                     ------------   ------------   ------------   ------------   ------------
    Net increase in net assets resulting from
      Fund share transactions                           2,523,148      2,636,153      2,906,812      3,462,134      2,425,839
                                                     ------------   ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS                              1,759,382      2,950,048      2,841,598      2,850,939      2,541,239
NET ASSETS:
    Beginning of year                                   8,516,296      5,566,248             --      7,789,437      5,248,198
                                                     ------------   ------------   ------------   ------------   ------------
    End of year*                                     $ 10,275,678   $  8,516,296   $  2,841,598   $ 10,640,376   $  7,789,437
                                                     ============   ============   ============   ============   ============
    *Including undistributed net investment
      income (distributions in excess of net
      investment income) of:                         $         --   $        399   $         --   $     (2,489)  $    (33,545)

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED
                                                                                   DECEMBER 31,              PERIOD ENDED
                                                                         -------------------------------     DECEMBER 31,
                                                                             2001               2000            1999(a)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $       9.89       $      17.49     $      10.00
                                                                         ------------       ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                         (0.09)             (0.16)+          (0.03)
    Net realized and unrealized gain (loss)                                     (1.66)             (5.06)            7.52
                                                                         ------------       ------------     ------------
        Total from investment operations                                        (1.75)             (5.22)            7.49
                                                                         ------------       ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                                             (0.00)(b)          (2.38)              --
                                                                         ------------       ------------     ------------
        Total distributions                                                     (0.00)             (2.38)              --
                                                                         ------------       ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $       8.14       $       9.89     $      17.49
                                                                         ============       ============     ============
TOTAL RETURN                                                                   (17.84)%           (30.13)%          74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      7,424       $      8,715     $      9,119
    Net expenses to average daily net assets                                     1.35%              1.35%            1.35%**
    Net investment loss to average daily net assets                             (1.07)%            (0.96)%          (1.04)%**
    Portfolio turnover rate                                                       137%               152%              47%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 4.10%              3.29%            3.96%**
        Net investment loss                                                     (3.82)%            (2.90)%          (3.65)%**

(a) Fund commenced operations on October 1, 1999.
(b) Distributions from net realized capital gains were less than $0.01 per share.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                           2001(a)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.00
                                                                         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                         (0.03)+
    Net realized and unrealized loss                                            (0.60)
                                                                         ------------
        Total from investment operations                                        (0.63)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $       9.37
                                                                         ============
TOTAL RETURN                                                                    (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      2,534
    Net expenses to average daily net assets                                     1.25%**
    Net investment loss to average daily net assets                             (0.84)%**
    Portfolio turnover rate                                                       101%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 8.60%**
        Net investment loss                                                     (8.19)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                            2001(a)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.00
                                                                         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                         (0.02)+
    Net realized and unrealized loss                                            (0.14)
                                                                         ------------
        Total from investment operations                                        (0.16)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $       9.84
                                                                         ============
TOTAL RETURN                                                                    (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      3,046
    Net expenses to average daily net assets                                     1.20%**
    Net investment loss to average daily net assets                             (0.66)%**
    Portfolio turnover rate                                                        17%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 6.87%**
        Net investment loss                                                     (6.33)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED
                                                                                   DECEMBER 31,              PERIOD ENDED
                                                                         -------------------------------     DECEMBER 31,
                                                                             2001               2000            1999(a)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.20       $      12.07     $      10.00
                                                                         ------------       ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                         (0.04)             (0.06)+          (0.01)
    Net realized and unrealized gain (loss)                                     (1.53)             (1.36)            2.08
                                                                         ------------       ------------     ------------
        Total from investment operations                                        (1.57)             (1.42)            2.07
                                                                         ------------       ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                                             (0.01)             (0.45)              --
                                                                         ------------       ------------     ------------
        Total distributions                                                     (0.01)             (0.45)              --
                                                                         ------------       ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $       8.62       $      10.20     $      12.07
                                                                         ============       ============     ============
TOTAL RETURN                                                                   (15.44)%           (11.82)%          20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      7,555       $      7,646     $      6,564
    Net expenses to average daily net assets                                     1.25%              1.25%            1.25%**
    Net investment loss to average daily net assets                             (0.45)%            (0.50)%          (0.36)%**
    Portfolio turnover rate                                                       103%                87%              26%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 3.90%              3.68%            4.54%**
        Net investment loss                                                     (3.10)%            (2.93)%          (3.65)%**

(a) Fund commenced operations on October 1, 1999.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                            2001(a)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.00
                                                                         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                        0.01+
    Net realized and unrealized gain                                             0.04
                                                                         ------------
        Total from investment operations                                         0.05
                                                                         ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                  (0.01)
                                                                         ------------
        Total distributions                                                     (0.01)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $      10.04
                                                                         ============
TOTAL RETURN                                                                     0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      3,261
    Net expenses to average daily net assets                                     1.20%**
    Net investment income to average daily net assets                            0.14%**
    Portfolio turnover rate                                                        45%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 7.19%**
        Net investment loss                                                     (5.85)%**

(a) Fund commenced operations on August 14, 2001.
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                           2001(a)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.00
                                                                         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                        0.04+
    Net realized and unrealized gain                                             0.67
                                                                         ------------
        Total from investment operations                                         0.71
                                                                         ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                  (0.04)
                                                                         ------------
        Total distributions                                                     (0.04)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $      10.67
                                                                         ============
TOTAL RETURN                                                                     7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      2,807
    Net expenses to average daily net assets                                     1.15%**
    Net investment income to average daily net assets                            1.01%**
    Portfolio turnover rate                                                        33%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 7.18%**
        Net investment loss                                                     (5.02)%**

(a) Fund commenced operations on August 14, 2001
  * Not annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,               PERIOD ENDED
                                                                         -------------------------------     DECEMBER 31,
                                                                             2001               2000            1999(a)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.66       $      12.07     $      10.00
                                                                         ------------       ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                         (0.00)(b)          (0.01)           (0.00)(b)
    Net realized and unrealized gain (loss)                                     (1.53)             (1.00)            2.08
                                                                         ------------       ------------     ------------
        Total from investment operations                                        (1.53)             (1.01)            2.08
                                                                         ------------       ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                                             (0.00)(c)          (0.40)           (0.01)
                                                                         ------------       ------------     ------------
        Total distributions                                                     (0.00)             (0.40)           (0.01)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $       9.13       $      10.66     $      12.07
                                                                         ============       ============     ============
TOTAL RETURN                                                                   (14.26)%            (8.44)%          20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      8,649       $      8,458     $      6,384
    Net expenses to average daily net assets                                     1.15%              1.15%            1.15%**
    Net investment loss to average daily net assets                             (0.03)%            (0.11)%          (0.05)%**
    Portfolio turnover rate                                                        10%                35%              13%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 3.19%              3.50%            4.38%**
        Net investment loss                                                     (2.07)%            (2.46)%          (3.28)%**

(a) Fund commenced operations on October 1, 1999.
(b) Net investment loss was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  * Not annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                            2001(a)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.00
                                                                         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                         (0.01)+
    Net realized and unrealized loss                                            (0.37)
                                                                         ------------
        Total from investment operations                                        (0.38)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $       9.62
                                                                         ============
TOTAL RETURN                                                                    (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      2,617
    Net expenses to average daily net assets                                     1.20%**
    Net investment loss to average daily net assets                             (0.24)%**
    Portfolio turnover rate                                                        14%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 7.69%**
        Net investment loss                                                     (6.73)%**

(a) Fund commenced operations on August 14, 2001.
  * Not Annualized.
 ** Annualized.
  + Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED
                                                                                   DECEMBER 31,              PERIOD ENDED
                                                                         -------------------------------     DECEMBER 31,
                                                                             2001               2000            1999(a)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $       9.77       $      11.13     $      10.00
                                                                         ------------       ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                        0.02               0.03             0.01
    Net realized and unrealized gain (loss)                                     (1.18)             (1.25)            1.16
                                                                         ------------       ------------     ------------
        Total from investment operations                                        (1.16)             (1.22)            1.17
                                                                         ------------       ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                  (0.02)             (0.03)           (0.01)
    From net realized capital gains                                                --              (0.11)           (0.03)
                                                                         ------------       ------------     ------------
        Total distributions                                                     (0.02)             (0.14)           (0.04)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $       8.59       $       9.77     $      11.13
                                                                         ============       ============     ============
TOTAL RETURN                                                                   (11.87)%           (11.05)%          11.73%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $     11,620       $     12,007     $     11,317
    Net expenses to average daily net assets                                     1.05%              1.05%            1.05%**
    Net investment income to average daily net assets                            0.24%              0.27%            0.54%**
    Portfolio turnover rate                                                        54%                70%              17%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 2.75%              2.62%            2.59%**
        Net investment loss                                                     (1.46)%            (1.30)%          (1.00)%**

(a) Fund commenced operations on October 1, 1999.
  * Not annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED
                                                                                   DECEMBER 31,              PERIOD ENDED
                                                                         -------------------------------     DECEMBER 31,
                                                                             2001               2000            1999(a)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      11.45       $      10.74     $      10.00
                                                                         ------------       ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                        0.06               0.09             0.02
    Net realized and unrealized gain (loss)                                     (0.60)              1.56             0.74
                                                                         ------------       ------------     ------------
        Total from investment operations                                        (0.54)              1.65             0.76
                                                                         ------------       ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                  (0.06)             (0.08)           (0.02)
    From net realized capital gains                                             (0.25)             (0.86)              --
                                                                         ------------       ------------     ------------
        Total distributions                                                     (0.31)             (0.94)           (0.02)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $      10.60       $      11.45     $      10.74
                                                                         ============       ============     ============
TOTAL RETURN                                                                    (4.88)%            15.35%            7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $     10,276       $      8,516     $      5,566
    Net expenses to average daily net assets                                     1.10%              1.10%            1.10%**
    Net investment income to average daily net assets                            0.54%              0.79%            0.64%**
    Portfolio turnover rate                                                        44%                74%              18%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 2.90%              3.69%            4.56%**
        Net investment loss                                                     (1.26)%            (1.80)%          (2.82)%**

(a) Fund commenced operations on October 1, 1999.
  * Not Annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                            2001(a)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.00
                                                                         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                        0.00(b)+
    Net realized and unrealized loss                                            (0.37)
                                                                         ------------
        Total from investment operations                                        (0.37)
                                                                         ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                  (0.00)(c)
                                                                         ------------
        Total distributions                                                     (0.00)
                                                                         ------------
NET ASSET VALUE, END OF PERIOD                                           $       9.63
                                                                         ============
TOTAL RETURN                                                                    (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $      2,842
    Net expenses to average daily net assets                                     1.20%**
    Net investment income to average daily net assets                            0.03%**
    Portfolio turnover rate                                                        11%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment loss to average net assets would have been:
        Expenses                                                                 7.40%**
        Net investment loss                                                     (6.17)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment income was less than $0.01 per share.
(c) Distributions from net investment income were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED
                                                                                   DECEMBER 31,              PERIOD ENDED
                                                                         -------------------------------     DECEMBER 31,
                                                                            2001(a)             2000             1999(b)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      10.45       $      10.28     $      10.00
                                                                         ------------       ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                                        0.20               0.31+            0.06
    Net realized and unrealized gain                                             0.04               0.60             0.28
                                                                         ------------       ------------     ------------
        Total from investment operations                                         0.24               0.91             0.34
                                                                         ------------       ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                  (0.20)             (0.27)           (0.06)
    In excess of net investment income                                          (0.00)(c)          (0.05)              --
    From net realized capital gains                                             (0.54)             (0.42)           (0.00)(d)
                                                                         ------------       ------------     ------------
        Total distributions                                                     (0.74)             (0.74)           (0.06)
                                                                         ------------       ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $       9.95       $      10.45     $      10.28
                                                                         ============       ============     ============
TOTAL RETURN                                                                     2.24%              8.88%            3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                    $     10,640       $      7,789     $      5,248
    Net expenses to average daily net assets                                     1.10%              1.10%            1.10%**
    Net investment income to average daily net assets                            2.01%              3.01%            2.31%**
    Portfolio turnover rate                                                       118%               101%              35%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss)
      to average net assets would have been:
        Expenses                                                                 2.95%              3.87%            4.60%**
        Net investment income (loss)                                             0.17%              0.24%           (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b) Fund commenced operations on October 1, 1999.
(c) Distributions in excess of net investment income were less than $0.01 per share.
(d) Distributions from net realized capital gains were less than $0.01 per share.
  * Not Annualized
 ** Annualized
  + Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of twelve portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Focused Equity Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Growth Equity Fund, the Blue Chip Fund, the Disciplined Equity Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in common stocks listed on national exchanges or NASDAQ. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of medium-capitalization companies. The Growth Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in common stocks of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the year ended December 31, 2001, the Funds did not enter in to any foreign security transactions.

OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of December 31, 2001.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund Expenses which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES
Each Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 2001 the Funds had capital loss carryforwards that will expire in fiscal 2009 as follows:

                                                                  AMOUNT
                                                               ------------
          Emerging Growth Fund                                 $  3,342,055
          Aggressive Growth Fund                                    304,749
          Capital Appreciation Fund                                  67,819
          Focused Equity Fund                                     1,073,190
          Diversified Mid-Cap Fund                                   72,292
          Mid Cap Value Fund                                         24,706
          Growth Equity Fund                                        521,759
          Blue Chip Fund                                             33,457
          Disciplined Equity Fund                                 1,169,236
          Value Equity Fund                                         172,969
          Basic Value Fund                                           51,879

The Funds elected to defer to their fiscal year ending December 31, 2002 losses recognized during the period from November 1, 2001 to December 31, 2001 as follows:

                                                                  AMOUNT
                                                               ------------
          Emerging Growth Fund                                 $     57,769
          Aggressive Growth Fund                                     25,821
          Focused Equity Fund                                       102,201
          Diversified Mid-Cap Fund                                   17,078
          Growth Equity Fund                                        109,896
          Blue Chip Fund                                             22,736
          Disciplined Equity Fund                                   185,477
          Basic Value Fund                                           62,247

ADOPTION OF NEW ACCOUNTING PRINCIPLE
In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The Guide was effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities using the effective yield method.

The Balanced Fund was the only Fund affected by the adoption of the Guide. Effective January 1, 2001, the Balanced Fund adopted the provision of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Fund amortized premiums and discounts using the straight-line method. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $2,495 decrease in cost of securities and a corresponding $2,495 increase in net unrealized appreciation(depreciation), based on securities held by the Fund on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $359, increase net realized gain/loss by $3,354 and decrease net unrealized appreciation(depreciation) by $2,995.

The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes in policy.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                               FUND                          MANAGEMENT FEES
          ------------------------------------------------   ---------------
          Emerging Growth Equity Fund                             1.05%
          Aggressive Growth Fund                                  0.95%
          Capital Appreciation Fund                               0.90%
          Focused Equity Fund                                     0.95%
          Diversified Mid-Cap Fund                                0.90%
          Mid Cap Value Fund                                      0.85%
          Growth Equity Fund                                      0.85%
          Blue Chip Fund                                          0.90%
          Disciplined Equity Fund                                 0.75%
          Value Equity Fund                                       0.80%
          Basic Value Fund                                        0.90%
          Balanced Fund                                           0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

                    FUND                                ADVISER
          ------------------------------     ------------------------------------------
          Emerging Growth Equity Fund        RS Investment Management, L.P.
          Aggressive Growth Fund             Van Kampen Asset Management Inc.
          Capital Appreciation Fund          Janus Capital Corporation Focused
          Equity Fund                        Morgan Stanley Asset Management
          Diversified Mid-Cap Fund           Fidelity Management & Research Company
          Mid Cap Value Fund Van             Kampen Asset Management Inc.
          Growth Equity Fund                 Goldman Sachs Asset Management
          Blue Chip Fund                     A I M Capital Management, Inc.
          Disciplined Equity Fund            J.P.  Morgan  Investment  Management  Inc.
          Value Equity Fund                  Salomon Brothers Asset Management Inc
          Basic Value Fund                   A I M Capital Management, Inc.
          Balanced Fund                      OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus30% of its average daily net assets. The amount of reimbursement is presented net of accrued management fees as a receivable from Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through at least April 30, 2002.

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2001, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2001, were as follows:

                                                                   U.S.
                                                                GOVERNMENT     OTHER LONG-
                                                                SECURITIES   TERM SECURITIES
                                                               ------------  ---------------
     Purchases
          Emerging Growth Equity Fund                          $         --   $  9,872,515
          Aggressive Growth Fund                                         --      4,779,464
          Capital Appreciation Fund                                      --      3,235,137
          Focused Equity Fund                                            --      8,101,569
          Diversified Mid-Cap Fund                                       --      4,452,991
          Mid Cap Value Fund                                             --      3,379,873
          Growth Equity Fund                                             --      2,334,784
          Blue Chip Fund                                                 --      2,941,190
          Disciplined Equity Fund                                        --      7,402,035
          Value Equity Fund                                              --      6,037,411
          Basic Value Fund                                               --      3,089,404
          Balanced Fund                                           2,059,048      9,704,116

                                                                   U.S.
                                                                GOVERNMENT     OTHER LONG-
                                                                SECURITIES   TERM SECURITIES
                                                               ------------  ---------------
     Sales
          Emerging Growth Equity Fund                          $         --   $  9,581,911
          Aggressive Growth Fund                                         --      2,262,427
          Capital Appreciation Fund                                      --        420,404
          Focused Equity Fund                                            --      7,225,563
          Diversified Mid-Cap Fund                                       --      1,297,599
          Mid Cap Value Fund                                             --        793,443
          Growth Equity Fund                                             --        840,453
          Blue Chip Fund                                                 --        314,531
          Disciplined Equity Fund                                        --      6,204,114
          Value Equity Fund                                              --      4,003,789
          Basic Value Fund                                               --        272,621
          Balanced Fund                                           2,132,789      7,913,088

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2001:

                                                                                                      NET
                                                        FEDERAL      TAX BASIS      TAX BASIS      UNREALIZED
                                                      INCOME TAX     UNREALIZED     UNREALIZED    APPRECIATION
                                                         COST       APPRECIATION   DEPRECIATION  (DEPRECIATION)
                                                     ------------   ------------   ------------   ------------
          Emerging Growth Equity Fund                $  6,814,865   $  1,077,878   $   (593,949)  $    483,929
          Aggressive Growth Fund                        2,186,349        219,703        (33,093)       186,610
          Capital Appreciation Fund                     2,746,915        139,155       (105,052)        34,103
          Focused Equity Fund                           7,737,022         21,597       (364,664)      (343,067)
          Diversified Mid-Cap Fund                      3,065,454        241,179       (119,200)       121,979
          Mid Cap Value Fund                            2,561,725        240,627        (42,535)       198,092
          Growth Equity Fund                            9,044,095        667,666     (1,291,849)      (624,183)
          Blue Chip Fund                                2,620,236         81,744       (115,716)       (33,972)
          Disciplined Equity Fund                      12,168,993        661,038     (1,280,302)      (619,264)
          Value Equity Fund                             9,439,432        917,264       (820,346)        96,918
          Basic Value Fund                              2,702,657        156,748       (107,730)        49,018
          Balanced Fund                                 9,360,888        304,679       (731,642)      (426,963)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2001 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                                           EMERGING GROWTH         AGGRESSIVE
                                                            EQUITY FUND            GROWTH FUND
                                                     ---------------------------   ------------
                                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        2001           2000            2001
                                                     ------------   ------------   ------------
          Shares sold                                     120,997        196,545        270,457
          Shares repurchased                              (90,685)        (2,507)           (14)
          Distributions reinvested                            262        166,026             --
                                                     ------------   ------------   ------------
          Net increase                                     30,574        360,064        270,443
          Fund shares:
              Beginning of period                         881,495        521,431             --
                                                     ------------   ------------   ------------
              End of period                               912,069        881,495        270,443
                                                     ============   ============   ============

                                       83

                                                      CAPITAL                 FOCUSED
                                                 APPRECIATION FUND          EQUITY FUND
                                                 -----------------  ---------------------------
                                                   PERIOD ENDED      YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                       2001            2001           2000
                                                 -----------------  ------------   ------------
          Shares sold                                      309,895       153,386        190,000
          Shares repurchased                                  (314)      (27,740)       (15,337)
          Distributions reinvested                              --           526         31,210
                                                 -----------------  ------------   ------------
          Net increase                                     309,581       126,172        205,873
          Fund shares:
              Beginning of period                               --       749,922        544,049
                                                 -----------------  ------------   ------------
              End of period                                309,581       876,094        749,922
                                                 =================  ============   ============

                                                      DIVERSIFIED     MID CAP
                                                     MID-CAP FUND    VALUE FUND
                                                     ------------   ------------
                                                     PERIOD ENDED   PERIOD ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2001           2001
                                                     ------------   ------------
          Shares sold                                     325,045        262,381
          Shares repurchased                                 (505)          (159)
          Distributions reinvested                            212            909
                                                     ------------   ------------
          Net increase                                    324,752        263,131
          Fund shares:
              Beginning of period                              --             --
                                                     ------------   ------------
              End of period                               324,752        263,131
                                                     ============   ============

                                                                                      BLUE
                                                         GROWTH EQUITY FUND         CHIP FUND
                                                     ---------------------------   ------------
                                                      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2001           2000           2001
                                                     ------------   ------------   ------------
          Shares sold                                     194,089        254,872        274,764
          Shares repurchased                              (40,723)       (17,931)        (2,889)
          Distributions reinvested                             32         27,670             --
                                                     ------------   ------------   ------------
          Net increase                                    153,398        264,611        271,875
          Fund shares:
              Beginning of period                         793,634        529,023             --
                                                     ------------   ------------   ------------
              End of period                               947,032        793,634        271,875
                                                     ============   ============   ============

                                       84

                                                       DISCIPLINED EQUITY FUND         VALUE EQUITY FUND
                                                     ---------------------------   ---------------------------
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2001         2000            2001          2000
                                                     ------------   ------------   ------------   ------------
          Shares sold                                     159,731        221,580        262,578        182,969
          Shares repurchased                              (39,321)       (25,810)       (62,906)       (13,681)
          Distributions reinvested                          3,194         16,124         26,641         55,769
                                                     ------------   ------------   ------------   ------------
          Net increase                                    123,604        211,894        226,313        225,057
          Fund shares:
              Beginning of year                         1,228,794      1,016,900        743,484        518,427
                                                     ------------   ------------   ------------   ------------
              End of year                               1,352,398      1,228,794        969,797        743,484
                                                     ============   ============   ============   ============

                                                 BASIC VALUE FUND          BALANCED FUND
                                                 ----------------   ---------------------------
                                                   PERIOD ENDED      YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                       2001              2001         2000
                                                   ------------     ------------   ------------
          Shares sold                                   295,563          278,080        211,492
          Shares repurchased                               (541)         (27,275)       (25,859)
          Distributions reinvested                           37           72,982         49,483
                                                   ------------     ------------   ------------
          Net increase                                  295,059          323,787        235,116
          Fund shares:
              Beginning of period                            --          745,616        510,500
                                                   ------------     ------------   ------------
              End of period                             295,059        1,069,403        745,616
                                                   ============     ============   ============

5. WRITTEN OPTIONS

Transactions in written call options for the Value Equity Fund during the year ended December 31, 2001 are as follows:

          WRITTEN OPTION TRANSACTIONS

                                                      NUMBER OF
                                                      CONTRACTS       PREMIUMS
                                                     ------------   ------------
          Outstanding, beginning of period                  1,300   $      1,369
          Options written                                   9,200         18,344
          Options exercised                                    --             --
          Options expired                                      --             --
          Options closed                                  (10,500)       (19,713)
          Options sold                                         --             --
                                                     ------------   ------------
          Outstanding, end of period                           --             --
                                                     ============   ============

6. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2001 qualified for the dividends received deduction, as follows:

          Diversified Mid-Cap Fund                         100.00%
          Mid Cap Value Fund                               100.00%
          Growth Equity Fund                                25.58%
          Disciplined Equity Fund                          100.00%
          Value Equity Fund                                 52.62%
          Basic Value Fund                                 100.00%
          Balanced Fund                                     17.08%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001 as follows:

                                                         AMOUNT
                                                       ----------
          Growth Equity Fund                           $      201
          Value Equity Fund                               165,661
          Balanced Fund                                   399,244

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of LSA Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of LSA Variable Series Trust, including Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Focused Equity Fund, Diversified Mid-Cap Fund, Mid Cap Value Fund, Growth Equity Fund, Blue Chip Fund, Disciplined Equity Fund, Value Equity Fund, Basic Value Fund and Balanced Fund (collectively the "Funds"), as of December 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
February 8, 2002

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is information regarding the Trustees and officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-865-5237.

DISINTERESTED TRUSTEES:(1)

Each of the Trustees has served as Trustee of the Trust continuously since September 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

                                                   PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIPS(2)
       NAME AND AGE                                DURING PAST FIVE YEARS                                     HELD
------------------------------   -------------------------------------------------------------------   ---------------------
Robert S. Engelman, Jr. (60)     - 2001-Present: President, EIC, Inc. (private investment company)     MB Financial, Inc.
                                 - 2001-Present: President, MRE, Inc. (private investment company)
                                 - 1998-2001: Chairman of the Board, MB Financial, Inc. (bank holding company)
                                 - 1997-1998: President and Chief Executive Officer, Avondale
                                   Financial Corp./Avondale Bank

Karen J. May (43)                - 2000-Present: Corporate Vice President, Human Resources, Baxter           None
                                   International, Inc. (healthcare)
                                 - 1998-2000: Vice President, Global Planning and Staffing, Baxter
                                   International, Inc.
                                 - 1997-1998: Vice President, International Finance, Baxter
                                   International, Inc.

Arthur S. Nicholas (71)          - 1997-Present: Owner-President, The Antech Group (management               None
                                   consulting)

INTERESTED TRUSTEES:(1)

Each of the Trustees has served as Trustee of the Trust continuously since September 1999. Mr. Wilson has served as Chairman of the Board of Trustees since September 1999. Each Trustee oversees the 12 Funds which comprise the Trust. The business address for each Trustee is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062.

                                                   PRINCIPAL OCCUPATION(S)                             OTHER DIRECTORSHIPS
       NAME AND AGE                                DURING PAST FIVE YEARS                                    HELD(2)
------------------------------   -------------------------------------------------------------------   -------------------
Michael J. Velotta(3) (55)       - 1997-Present: Senior Vice President, General Counsel and                   None
                                   Secretary, Allstate Life Insurance Company

Thomas J. Wilson(4) (44)         - 2000-Present: Chairman of the Board and President, Allstate Life           None
                                   Insurance Company
                                 - 1999-2000: President, Allstate Life Insurance Company;
                                 - 1997-1998: Senior Vice President and Chief Financial Officer,
                                   Allstate Insurance Company

OFFICERS:(5)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

NAME, AGE AND                 LENGTH OF TIME SERVED                   PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD          AS TRUST OFFICER                      DURING PAST FIVE YEARS
---------------------------   ---------------------   ---------------------------------------------------------------------
Jeanette J. Donahue (51)      Since September 1999    - 1997-Present: Director, Allstate Life Insurance Company
Vice President and Chief
Operations Officer

Todd P. Halstead (45)         Since February 2000     - 1997-Present: Director, Allstate Life Insurance Company
Treasurer

John R. Hunter (47)           Since September 1999    - 1997-Present: Vice President, Allstate Life Insurance Company
President

Cynthia J. Surprise (55)      Since February 2000     - 1999-Present: Director and Counsel, Investors Bank & Trust Company
Secretary
                                                      - 1997-1999: Vice President, State Street Bank & Trust Company

Bruce A. Teichner (42)        Since February 2001     - 1998-Present: Associate Counsel, Allstate Life Insurance Company
Assistant Secretary
                                                      - 1997-1998: Assistant Counsel, Allstate Insurance Company

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Velotta is considered an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he serves as Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, which is the Trust's investment advisor.
(4) Mr. Wilson is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Chairman of the Board and President of Allstate Life Insurance Company, the parent company of LSA Asset Management LLC, which is the Trust's investment advisor.
(5) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board of Trustees, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.

SEMI ANNUAL REPORT
                     EMERGING GROWTH EQUITY FUND
                     Advised by: RS Investment Management, L.P.

                     AGGRESSIVE GROWTH FUND
                     Advised by: Van Kampen Asset Management Inc.

                     CAPITAL APPRECIATION FUND
                     Advised by: Janus Capital Management LLC

                     FOCUSED EQUITY FUND
                     Advised by: Van Kampen

                     DIVERSIFIED MID-CAP FUND
                     Advised by: Fidelity Management & Research Company

                     MID CAP VALUE FUND
                     Advised by: Van Kampen Asset Management Inc.

                     GROWTH EQUITY FUND
                     Advised by: Goldman Sachs Asset Management

                     BLUE CHIP FUND
                     Advised by: AIM Capital Management, Inc.

                     DISCIPLINED EQUITY FUND
                     Advised by: J.P. Morgan Investment Management Inc.

                     VALUE EQUITY FUND
                     Advised by: Salomon Brothers Asset Management Inc

                     BASIC VALUE FUND
                     Advised by: AIM Capital Management, Inc.

                     BALANCED FUND
                     Advised by: OpCap Advisors

JUNE 30, 2002        LSA(R) Variable Series Trust

Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Semi-Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

August 14, 2002

Dear Shareholder:

We are pleased to present you the LSA Variable Series Trust (the "Trust") Semi-Annual Report for the period ending June 30, 2002.

During the past six months, the financial markets were quite volatile. After a 0.3% return in the first quarter of 2002, the S&P 500 Stock Index declined nearly 10% in the second quarter, returning to its September 2001 lows. Small and mid-sized company value stocks, like those owned by the LSA Mid Cap Value Fund, performed better than the market while large company growth stocks, like those owned by the LSA Capital Appreciation Fund, performed worse than the market as a whole.

During these periods of market volatility, it is more important than ever to remain focused on your long-term investment goals. When you stay invested through the inevitable up and down cycles of the financial markets, you can reduce your vulnerability to any single decline.

It is also very important to remain diversified. Your variable insurance contract provides a number of different investment choices. By dividing your money among them, you can help limit the impact a decline in any one style of investing may have on your overall portfolio. Your financial professional can help you design an investment portfolio that meets your individual risk tolerance, goals and time horizon.

If you have questions on any of the LSA Funds, ask your investment professional. Your investment professional knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.

Sincerely,

/s/ John R. Hunter

JOHN R. HUNTER
PRESIDENT
LSA Variable Series Trust

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 96.6%
           ADVERTISING - 0.4%
   2,800   Doubleclick, Inc.*                                       $     20,776
                                                                    ------------
           AIRLINES - 0.1%
   1,600   Atlas Air Worldwide Holdings, Inc.*                             5,920
                                                                    ------------
           APPAREL RETAILERS - 5.3%
   1,000   bebe stores, Inc.*                                             20,290
     900   Chico's FAS, Inc.*                                             32,688
   1,150   Christopher & Banks Corp.*                                     48,645
   1,950   HOT Topic, Inc.*                                               52,084
     500   Pacific Sunwear of California, Inc.*                           11,085
   4,350   Too, Inc.*                                                    133,980
                                                                    ------------
                                                                         298,772
                                                                    ------------
           BANKING - 3.3%
   2,750   Boston Private Financial Holdings, Inc.                        68,035
   2,800   Financial Federal Corp.*                                       92,680
   2,100   Net.B@nk, Inc.*                                                24,465
                                                                    ------------
                                                                         185,180
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 0.7%
   2,000   Peet's Coffee & Tea, Inc.*                                     36,820
                                                                    ------------
           CHEMICALS - 0.5%
   2,650   Applied Films Corp.*                                           29,574
                                                                    ------------
           COMMERCIAL SERVICES - 13.8%
   3,450   AMN Healthcare Services, Inc.*                                120,784
     500   Bright Horizons Family Solutions, Inc.*                        16,555
   3,350   Coinstar, Inc.*                                                81,907
   5,450   Exact Sciences Corp.*                                          87,036
   3,800   FreeMarkets, Inc.*                                             53,694
   1,650   FTI Consulting, Inc.*                                          57,766
   1,750   Global Payments, Inc.                                          52,062
     100   Hewitt Associates, Inc. - Class A*                              2,330
      50   Medical Staffing Network Holdings, Inc.*                        1,225
   6,300   Overture Services, Inc.*                                      157,374
   2,200   Pharmaceutical Product Development, Inc.*                      57,948
   2,550   Resources Connection, Inc.*                                    68,824
   1,100   Sylvan Learning Systems, Inc.*                                 21,934
                                                                    ------------
                                                                         779,439
                                                                    ------------
           COMMUNICATIONS - 1.0%
   2,800   Metro One Telecommunications*                                  39,088
   1,400   Powerwave Technologies, Inc.*                            $     12,824
     650   Spectralink Corp.*                                              6,916
                                                                    ------------
                                                                          58,828
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 1.2%
   7,950   LookSmart Ltd.*                                                15,582
   1,250   Tier Technologies, Inc. - Class B*                             22,275
   1,250   Websense, Inc.*                                                31,962
                                                                    ------------
                                                                          69,819
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 1.0%
   1,050   Business Objects SA - ADR*                                     29,505
   3,400   Netegrity, Inc.*                                               20,944
   1,500   RealNetworks, Inc.*                                             6,105
                                                                    ------------
                                                                          56,554
                                                                    ------------
           COMPUTER RELATED SERVICES - 1.0%
   2,450   Ixia*                                                          14,259
     100   NetFlix.com, Inc.*                                              1,399
   1,450   Secure Computing Corp.*                                        10,947
   1,750   WebEx Communications, Inc.*                                    27,825
                                                                    ------------
                                                                          54,430
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 3.2%
   7,900   Agile Software Corp.*                                          57,433
   5,100   CNET Networks, Inc.*                                           10,149
   1,750   Embarcadero Technologies, Inc.*                                10,815
   3,500   Pegasystems, Inc.*                                             31,566
   6,100   Pinnacle Systems, Inc.*                                        67,033
     100   SRA International, Inc. - Class A*                              2,698
                                                                    ------------
                                                                         179,694
                                                                    ------------
           COMPUTERS & INFORMATION - 0.4%
     700   Emulex Corp.*                                                  15,757
   1,400   Western Digital Corp.*                                          4,550
                                                                    ------------
                                                                          20,307
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 0.8%
   1,100   Intercept Group, Inc.*                                         22,792
     200   Intrado, Inc.*                                                  3,872
   2,850   WebMD Corp.*                                                   16,045
                                                                    ------------
                                                                          42,709
                                                                    ------------
           ELECTRONICS - 12.6%
     500   ATMI, Inc.*                                                    11,185
   2,250   August Technology Corp.*                                       22,252
   2,150   AXT, Inc.*                                                     17,157

   The accompanying notes are an integral part of these financial statements.

                                        2

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   4,900   Cree, Inc.*                                              $     64,827
   1,700   Cymer, Inc.*                                                   59,568
   1,850   DDI Corp.*                                                      1,848
   1,750   Exar Corp.*                                                    34,510
   1,950   Helix Technology Corp.                                         40,170
   1,300   Marvell Technology Group Ltd.*                                 25,857
   2,750   Merix Corp.*                                                   23,595
     900   MKS Instruments, Inc.*                                         18,063
     700   OmniVision Technologies, Inc.*                                 10,045
   4,500   PLX Technology, Inc.*                                          19,125
   5,500   Power Integrations, Inc.*                                      98,444
   3,600   Power-One, Inc.*                                               22,392
   8,000   Silicon Image, Inc.*                                           48,960
   2,900   Silicon Laboratories, Inc.*                                    78,474
   2,250   Sipex Corp.*                                                   11,000
   3,300   Sirenza Microdevices, Inc.*                                     6,666
   6,050   Xicor, Inc.*                                                   24,442
   3,000   Zoran Corp.*                                                   68,730
                                                                    ------------
                                                                         707,310
                                                                    ------------
           ENTERTAINMENT & LEISURE - 1.2%
     500   Argosy Gaming Co.*                                             14,200
   1,500   Multimedia Games, Inc.*                                        32,715
   1,300   Penn National Gaming, Inc.*                                    23,595
                                                                    ------------
                                                                          70,510
                                                                    ------------
           FINANCIAL SERVICES - 0.6%
     850   Investment Technology Group, Inc.*                             27,795
     300   Waddell & Reed Financial, Inc. - Class A                        6,876
                                                                    ------------
                                                                          34,671
                                                                    ------------
           FOOD RETAILERS - 0.1%
     200   Panera Bread Co. - Class A*                                     6,950
                                                                    ------------
           FOREST PRODUCTS & PAPER - 0.7%
   1,450   School Specialty, Inc.*                                        38,512
                                                                    ------------
           HEALTH CARE PROVIDERS - 11.5%
     550   Accredo Health, Inc.*                                          25,377
   1,050   AmeriPath, Inc.*                                               25,200
   1,000   Amsurg Corp.*                                                  26,260
   1,750   Covance, Inc.*                                                 32,812
     450   Cross Country, Inc.*                                           17,010
   1,167   Dianon Systems, Inc.*                                          62,341
     250   Inveresk Research Group, Inc.*                                  3,253
   2,400   LifePoint Hospital, Inc.*                                $     87,144
   6,450   Sunrise Assisted Living, Inc.*                                172,860
   4,150   U.S. Physical Therapy, Inc.*                                   84,287
   3,650   United Surgical Partners International, Inc.*                 113,077
                                                                    ------------
                                                                         649,621
                                                                    ------------
           HEAVY MACHINERY - 0.4%
   1,400   Entegris, Inc.*                                                20,440
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 1.3%
   1,500   CoStar Group, Inc.*                                            30,795
   2,550   Digital Insight Corp.*                                         41,948
                                                                    ------------
                                                                          72,743
                                                                    ------------
           INSURANCE - 0.6%
     900   AmerUs Group Co.                                               33,390
                                                                    ------------
           LODGING - 1.8%
   1,650   Four Seasons Hotels, Inc.                                      77,385
   1,350   Station Casinos, Inc.*                                         24,098
                                                                    ------------
                                                                         101,483
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 4.7%
   3,650   Allegiance Telecom, Inc.*                                       6,680
   2,000   COX Radio, Inc. - Class A*                                     48,200
   1,100   Entercom Communications Corp.*                                 50,490
   2,200   Entravision Communications Corp. - Class A*                    26,950
   1,150   Hispanic Broadcasting Corp.*                                   30,015
   2,350   Information Holdings, Inc.*                                    57,340
   1,300   Radio One, Inc. - Class A*                                     19,331
   1,750   Radio One, Inc. - Class D*                                     26,023
                                                                    ------------
                                                                         265,029
                                                                    ------------
           MEDICAL SUPPLIES - 7.2%
   3,350   American Medical Systems Holdings, Inc.*                       67,201
     850   Cholestech Corp.*                                               8,968
   1,200   Integra LifeSciences Holdings Corp.*                           26,100
   1,950   Interpore International*                                       18,857
     650   Kopin Corp.*                                                    4,290
   1,250   LTX Corp.*                                                     17,850
   3,000   Med-Design Corp.*                                              38,820
   2,900   Oakley, Inc.*                                                  50,460
     200   Orthofix International NV*                                      7,030
   3,000   Photon Dynamics, Inc.*                                         90,000

   The accompanying notes are an integral part of these financial statements.

                                        3

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     900   Therasense, Inc.*                                        $     16,623
   6,800   Thoratec Corp.*                                                61,132
                                                                    ------------
                                                                         407,331
                                                                    ------------
           METALS - 0.1%
     500   Steel Dynamics, Inc.*                                           8,235
                                                                    ------------
           OIL & GAS - 0.3%
   1,950   Ultra Petroleum Corp.*                                         14,801
                                                                    ------------
           PHARMACEUTICALS - 6.7%
   2,450   Abgenix, Inc.*                                                 24,010
   2,900   Axcan Pharma, Inc.*                                            43,326
   1,550   K-V Pharmaceutical Co. - Class A*                              41,850
   1,600   Martek Biosciences Corp.*                                      33,472
   1,800   Medarex, Inc.*                                                 13,356
   1,900   Medicis Pharmaceutical Corp. - Class A*                        81,244
     700   Noven Pharmaceuticals, Inc.*                                   17,850
   1,150   Priority Healthcare Corp. - Class B*                           27,025
   1,500   Protein Design Labs, Inc.*                                     16,290
   2,300   Sangstat Medical Corp.*                                        52,854
     950   Taro Pharmaceuticals Industries Ltd.*                          23,294
                                                                    ------------
                                                                         374,571
                                                                    ------------
           PREPACKAGED SOFTWARE - 6.5%
   5,750   Actuate Corp.*                                                 25,875
     200   Altiris, Inc.*                                                  1,038
   3,750   Chordiant Software, Inc.*                                       7,313
   1,150   HPL Technologies, Inc.*                                        17,319
   5,750   Informatica Corp.*                                             40,768
   3,550   Lawson Software, Inc.*                                         20,484
     650   Magma Design Automation, Inc.*                                 10,920
   5,850   MatrixOne, Inc.*                                               35,159
   2,400   NETIQ Corp.*                                                   54,312
     150   Network Associates, Inc.*                                       2,891
   1,550   Quest Software, Inc.*                                          22,522
   2,350   Retek, Inc.*                                                   57,105
     600   THQ, Inc.*                                                     17,892
   5,150   Webmethods, Inc.*                                              50,985
                                                                    ------------
                                                                         364,583
                                                                    ------------
           RADIO TELEPHONE COMMUNICATIONS - 0.0%
     850   Novatel Wireless, Inc.*                                           281
                                                                    ------------
           RESTAURANTS - 2.7%
   7,700   CKE Restaurants, Inc.*                                   $     87,626
   1,250   P.F. Chang's China Bistro, Inc.*                               39,275
   2,700   Rubio's Restaurants, Inc.*                                     24,114
                                                                    ------------
                                                                         151,015
                                                                    ------------
           RETAILERS - 1.9%
   2,300   1-800-FLOWERS.COM, Inc. - Class A*                             25,668
   4,350   Alloy, Inc.*                                                   62,814
   2,200   GSI Commerce, Inc.*                                            16,390
                                                                    ------------
                                                                         104,872
                                                                    ------------
           TELEGRAPH & OTHER COMMUNICATIONS - 0.1%
   6,800   Lantronix, Inc.*                                                5,780
                                                                    ------------
           TELEPHONE SYSTEMS - 0.9%
   2,350   West Corp.*                                                    51,841
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 0.7%
     700   Coach, Inc.*                                                   38,430
                                                                    ------------
           TRANSPORTATION - 1.3%
     500   Expedia, Inc. - Class A*                                       29,645
   1,400   Forward Air Corp.*                                             45,892
                                                                    ------------
                                                                          75,537
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $6,364,953)                                      $  5,436,758
                                                                    ------------
           RIGHTS AND WARRANTS - 0.2%
           TRANSPORTATION - 0.2%
     499   Expedia Inc. - Warrants, Expires 2/04/09 (Cost $5,150)   $     14,476
                                                                    ------------
           TOTAL INVESTMENTS - 96.8%
           (Cost $6,370,103)                                           5,451,234
           Other Assets and Liabilities (net) - 3.2%                     177,881
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  5,629,115
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 92.0%
           AEROSPACE & DEFENSE - 0.8%
     180   General Dynamics Corp.                                   $     19,143
                                                                    ------------
           APPAREL RETAILERS - 1.5%
     660   Abercrombie & Fitch Co. - Class A*                             15,919
     540   Ross Stores, Inc.                                              22,005
                                                                    ------------
                                                                          37,924
                                                                    ------------
           AUTOMOTIVE - 1.0%
     220   SPX Corp.*                                                     25,850
                                                                    ------------
           BANKING - 5.3%
     450   Commerce Bancorp, Inc.                                         19,890
     330   Compass Bancshares, Inc.                                       11,088
     400   Investors Financial Services Corp.                             13,416
     710   North Fork Bancorporation                                      28,265
     330   Regions Financial Corp.                                        11,599
     530   Roslyn Bancorp, Inc.                                           11,570
     360   TCF Financial Corp.                                            17,676
     535   Union Planters Corp.                                           17,318
                                                                    ------------
                                                                         130,822
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 2.8%
     710   Constellation Brands, Inc.*                                    22,720
     170   Coors (Adolph) Co. - Class B                                   10,591
     890   McCormick & Co., Inc.                                          22,917
     450   Pepsi Bottling Group, Inc.                                     13,860
                                                                    ------------
                                                                          70,088
                                                                    ------------
           BUILDING MATERIALS - 0.8%
     500   Fastenal Co.                                                   19,255
                                                                    ------------
           COMMERCIAL SERVICES - 7.3%
     250   Cephalon, Inc.*                                                11,300
     370   Dun & Bradstreet Corp.*                                        12,228
     540   eBay, Inc.*                                                    33,275
     330   Jacobs Engineering Group, Inc.*                                11,477
     540   Manpower, Inc.                                                 19,845
   1,790   Millennium Pharmaceuticals*                                    21,748
     540   Quest Diagnostics, Inc.*                                       46,467
     410   Ryder System, Inc.                                             11,107
     330   Valassis Communications, Inc.*                                 12,045
                                                                    ------------
                                                                         179,492
                                                                    ------------
           COMMUNICATIONS - 1.7%
     500   L-3 Communications Holdings, Inc.*                       $     27,000
   1,100   Motorola, Inc.                                                 15,862
                                                                    ------------
                                                                          42,862
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 2.2%
     890   Cadence Design Systems, Inc.*                                  14,347
     300   JDA Software Group, Inc.*                                       8,478
     410   Reynolds & Reynolds Co. - Class A                              11,459
     360   Synopsys, Inc.*                                                19,732
                                                                    ------------
                                                                          54,016
                                                                    ------------
           COMPUTER RELATED SERVICES - 0.7%
     710   GTECH Holdings Corp.*                                          18,133
                                                                    ------------
           COMPUTERS & INFORMATION - 2.4%
     540   CDW Computer Centers, Inc.*                                    25,277
     370   Diebold, Inc.                                                  13,779
     890   Emulex Corp.*                                                  20,034
                                                                    ------------
                                                                          59,090
                                                                    ------------
           COSMETICS & PERSONAL CARE - 0.5%
     580   Dial Corp.                                                     11,612
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 3.0%
     710   Affiliated Computer Services, Inc. - Class A*                  33,711
     800   Bisys Group, Inc.*                                             26,640
     360   Certegy, Inc.*                                                 13,360
                                                                    ------------
                                                                          73,711
                                                                    ------------
           ELECTRONICS - 5.4%
     800   Cypress Semiconductor Corp.*                                   12,144
     540   Fairchild Semiconductor Corp. - Class A*                       13,122
     710   Integrated Device Technology, Inc.*                            12,879
     410   Intersil Holding Corp.*                                         8,766
     360   Marvell Technology Group Ltd.*                                  7,160
     580   Micrel, Inc.*                                                   8,340
     540   Novellus Systems, Inc.*                                        18,360
     360   QLogic Corp.*                                                  13,716
     450   Semtech Corp.*                                                 12,015
     710   Xilinx, Inc.*                                                  15,925
     490   Zoran Corp.*                                                   11,226
                                                                    ------------
                                                                         133,653
                                                                    ------------
           ENTERTAINMENT & LEISURE - 1.9%
     410   Brunswick Corp.                                                11,480
     550   Mattel, Inc.                                                   11,594

   The accompanying notes are an integral part of these financial statements.

                                        5

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     180   Polaris Industries, Inc.                                 $     11,700
     370   Westwood One, Inc.*                                            12,365
                                                                    ------------
                                                                          47,139
                                                                    ------------
           FINANCIAL SERVICES - 1.7%
     360   Eaton Vance Corp                                               11,232
     450   Legg Mason, Inc.                                               22,203
     250   Neuberger Berman, Inc.                                          9,150
                                                                    ------------
                                                                          42,585
                                                                    ------------
           FOOD RETAILERS - 0.5%
     250   Whole Foods Market, Inc.*                                      12,055
                                                                    ------------
           FOREST PRODUCTS & PAPER - 0.7%
     710   Pactiv Corp.*                                                  16,898
                                                                    ------------
           HEALTH CARE PROVIDERS - 6.5%
     360   Accredo Health, Inc.*                                          16,610
     510   AdvancePCS*                                                    12,209
     360   Express Scripts, Inc.*                                         18,040
     640   First Health Group Corp.*                                      17,946
     710   Lincare Holdings, Inc.*                                        22,933
     360   Tenet Healthcare Corp.*                                        25,758
     260   Triad Hospitals, Inc.*                                         11,019
     180   UnitedHealth Group, Inc.                                       16,479
     390   Universal Health Services - Class B*                           19,110
                                                                    ------------
                                                                         160,104
                                                                    ------------
           HEAVY CONSTRUCTION - 0.7%
     270   Lennar Corp.                                                   16,524
                                                                    ------------
           HEAVY MACHINERY - 1.4%
     250   Donaldson Co., Inc.                                             8,760
     330   Flowserve Corp.*                                                9,834
     890   Lam Research Corp.*                                            16,002
                                                                    ------------
                                                                          34,596
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.6%
     360   Maytag Corp                                                    15,354
                                                                    ------------
           HOUSEHOLD PRODUCTS - 0.6%
     250   Fortune Brands, Inc.                                           14,000
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 1.1%
     573   Choicepoint, Inc.*                                             26,054
                                                                    ------------
           INSURANCE - 3.4%
     340   Aetna, Inc.                                                    16,310
     570   Arthur J. Gallagher & Co.                                $     19,751
     330   Mid Atlantic Medical Services, Inc.*                           10,346
     540   Oxford Health Plans, Inc.*                                     25,088
     170   Wellpoint Health Networks*                                     13,228
                                                                    ------------
                                                                          84,723
                                                                    ------------
           LODGING - 0.5%
     330   MGM Mirage, Inc.*                                              11,138
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.6%
     820   Belo (A.H.) Corp. - Series A                                   18,540
     300   Entercom Communications Corp.*                                 13,770
     495   Harte-Hanks, Inc.                                              10,172
     410   New York Times Co. - Class A                                   21,115
                                                                    ------------
                                                                          63,597
                                                                    ------------
           MEDICAL SUPPLIES - 7.1%
     490   Apogent Technologies, Inc.*                                    10,079
     730   Boston Scientific Corp.*                                       21,404
     540   DENTSPLY International, Inc.                                   19,931
     360   Hillenbrand Industries, Inc.                                   20,214
     360   KLA - Tencor Corp.*                                            15,836
   1,340   Microchip Technology, Inc.*                                    36,756
     450   Patterson Dental Co.*                                          22,649
     180   St. Jude Medical, Inc.*                                        13,293
     340   Varian Medical Systems, Inc.*                                  13,787
                                                                    ------------
                                                                         173,949
                                                                    ------------
           METALS - 0.9%
     360   Nucor Corp.                                                    23,414
                                                                    ------------
           OIL & GAS - 2.6%
     980   BJ Services Co.*                                               33,202
     620   Ensco International, Inc.                                      16,901
     450   Transocean Sedco Forex, Inc.                                   14,018
                                                                    ------------
                                                                          64,121
                                                                    ------------
           PHARMACEUTICALS - 3.6%
     180   AmerisourceBergen Corp.                                        13,680
     550   Genzyme Corp.*                                                 10,582
   1,250   Gilead Sciences, Inc.*                                         41,100
     250   Henry Schein, Inc.*                                            11,125
     420   Medimmune, Inc.*                                               11,088
                                                                    ------------
                                                                          87,575
                                                                    ------------
           PREPACKAGED SOFTWARE - 8.1%
     290   Activision, Inc.*                                               8,427
     330   Adobe Systems, Inc.                                             9,405

   The accompanying notes are an integral part of these financial statements.

                                        6

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   1,070   Brocade Communications System, Inc.*                     $     18,704
     540   DST Systems, Inc.*                                             24,683
     890   Electronic Arts, Inc.*                                         58,785
     360   Intuit, Inc.*                                                  17,899
     660   Network Associates, Inc.*                                      12,718
     710   Sungard Data Systems, Inc.*                                    18,801
     890   Symantec Corp.*                                                29,237
                                                                    ------------
                                                                         198,659
                                                                    ------------
           RESTAURANTS - 1.4%
     540   Brinker International, Inc.*                                   17,145
     520   Outback Steakhouse, Inc.*                                      18,252
                                                                    ------------
                                                                          35,397
                                                                    ------------
           RETAILERS - 7.3%
     430   99 Cents Only Stores*                                          11,030
   1,100   Amazon.com, Inc.*                                              17,875
     170   Autozone, Inc.*                                                13,141
     550   Bed Bath & Beyond, Inc.*                                       20,757
     360   BJ's Wholesale Club, Inc.*                                     13,860
     770   Dollar Tree Stores, Inc.*                                      30,346
     330   Family Dollar Stores                                           11,633
     450   Michaels Stores, Inc.*                                         17,550
     490   Pier 1 Imports, Inc.                                           10,290
     660   Staples, Inc.*                                                 13,002
     710   Williams-Sonoma, Inc.*                                         21,769
                                                                    ------------
                                                                         181,253
                                                                    ------------
           TELEGRAPH & OTHER COMMUNICATIONS - 0.4%
   1,030   Extreme Networks, Inc.*                                  $     10,063
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 2.2%
     250   Coach, Inc.*                                                   13,725
     330   Jones Apparel Group, Inc.*                                     12,375
     450   Mohawk Industries, Inc.*                                       27,689
                                                                    ------------
                                                                          53,789
                                                                    ------------
           TRANSPORTATION - 0.8%
     250   C.H. Robinson Worldwide, Inc.                                   8,383
     360   Expeditors International Washington, Inc.                      11,938
                                                                    ------------
                                                                          20,321
                                                                    ------------
           TOTAL INVESTMENTS - 92.0%
             (Cost $2,393,880)                                         2,268,959
           Other Assets and Liabilities (net) - 8.0%                     197,919
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  2,466,878
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 85.1%
           AUTOMOTIVE - 1.2%
     655   Harley-Davidson, Inc.                                    $     33,582
                                                                    ------------
           BANKING - 6.9%
   1,195   Capital One Financial Corp.                                    72,955
   1,225   Citigroup, Inc.                                                47,469
     505   FNMA                                                           37,244
   1,155   JP Morgan Chase & Co.                                          39,178
                                                                    ------------
                                                                         196,846
                                                                    ------------
           BUILDING MATERIALS - 4.1%
   3,185   Home Depot, Inc.                                              116,985
                                                                    ------------
           COMMERCIAL SERVICES - 6.0%
   2,415   Cendant Corp.*                                                 38,350
   2,145   eBay, Inc.*                                                   132,175
                                                                    ------------
                                                                         170,525
                                                                    ------------
           COMPUTERS & INFORMATION - 5.5%
  11,315   Cisco Systems, Inc.*                                          157,844
                                                                    ------------
           COSMETICS & PERSONAL CARE - 1.8%
   1,060   Colgate-Palmolive Co.                                          53,053
                                                                    ------------
           ELECTRICAL EQUIPMENT - 0.5%
     275   Emerson Electric Co.                                           14,715
                                                                    ------------
           ELECTRONICS - 7.9%
   2,735   ASML Holding NV*                                               41,353
   1,080   Celestica, Inc.*                                               24,527
   1,850   Maxim Integrated Products*                                     70,910
   4,045   Xilinx, Inc.*                                                  90,729
                                                                    ------------
                                                                         227,519
                                                                    ------------
           ENTERTAINMENT & LEISURE - 3.8%
  10,780   Liberty Media Corp. - Class A*                                107,800
                                                                    ------------
           FINANCIAL SERVICES - 5.8%
      25   Berkshire Hathaway, Inc. - Class B*                            55,850
   1,840   Merrill Lynch & Co.                                            74,520
   3,255   Schwab (Charles) Corp.                                         36,456
                                                                    ------------
                                                                         166,826
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.2%
   1,140   General Electric Co.                                           33,117
                                                                    ------------
           HOUSEHOLD PRODUCTS - 2.0%
   1,645   Tiffany & Co.                                                  57,904
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 0.9%
   1,840   AOL Time Warner, Inc.*                                         27,066
                                                                    ------------
           INSURANCE - 2.5%
   1,185   Aflac, Inc.                                              $     37,920
     345   Marsh & McLennan Cos., Inc.                                    33,327
                                                                    ------------
                                                                          71,247
                                                                    ------------
           LODGING - 2.4%
   1,470   Mandalay Resort Group*                                         40,528
     805   MGM Mirage, Inc.*                                              27,169
                                                                    ------------
                                                                          67,697
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 8.4%
   3,235   Clear Channel Communications*                                 103,585
   3,085   Viacom, Inc. - Class B*                                       136,881
                                                                    ------------
                                                                         240,466
                                                                    ------------
           MEDICAL SUPPLIES - 7.6%
     730   Allergan, Inc.                                                 48,728
   3,100   Medtronic, Inc.                                               132,835
   1,550   Teradyne, Inc.*                                                36,425
                                                                    ------------
                                                                         217,988
                                                                    ------------
           PHARMACEUTICALS - 9.8%
   1,910   Amgen, Inc.*                                                   79,991
     690   Forest Laboratories - Class A*                                 48,852
   1,235   Genentech, Inc.*                                               41,373
   1,510   McKesson Corp.                                                 49,377
     540   Teva Pharmaceutical Industries Ltd. - ADR                      36,061
     495   Wyeth                                                          25,344
                                                                    ------------
                                                                         280,998
                                                                    ------------
           PREPACKAGED SOFTWARE - 1.7%
   1,005   Cerner Corp.*                                                  48,069
                                                                    ------------
           RETAILERS - 4.2%
   1,560   Amazon.com, Inc.*                                              25,350
     880   Bed Bath & Beyond, Inc.*                                       33,211
     795   Costco Wholesale Corp.*                                        30,703
   1,550   Staples, Inc.*                                                 30,535
                                                                    ------------
                                                                         119,799
                                                                    ------------
           TRANSPORTATION - 0.9%
   1,270   Royal Caribbean Cruises Ltd.                                   24,765
                                                                    ------------
           TOTAL INVESTMENTS - 85.1%
             (Cost $2,902,527)                                         2,434,811
           Other Assets and Liabilities
             (net) - 14.9%                                               426,602
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  2,861,413
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 94.6%
           AEROSPACE & DEFENSE - 2.1%
   1,275   General Dynamics Corp.                                   $    135,596
                                                                    ------------
           BANKING - 13.7%
   1,050   American Express Co.                                           38,136
   2,325   Bank of New York Co., Inc.                                     78,469
   2,650   Capital One Financial Corp.                                   161,782
   7,491   Citigroup, Inc.                                               290,276
   5,100   FHLMC                                                         312,120
                                                                    ------------
                                                                         880,783
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 5.5%
   2,675   Coca-Cola Co.                                                 149,800
   1,315   Pepsico, Inc.                                                  63,383
   3,175   Philip Morris Companies, Inc.                                 138,684
                                                                    ------------
                                                                         351,867
                                                                    ------------
           BUILDING MATERIALS - 3.5%
   6,125   Home Depot, Inc.                                              224,971
                                                                    ------------
           COMMUNICATIONS - 0.4%
     975   Qualcomm, Inc.*                                                26,803
                                                                    ------------
           COMPUTERS & INFORMATION - 5.5%
  11,950   Cisco Systems, Inc.*                                          166,702
   4,800   Dell Computer Corp.*                                          125,472
     825   International Business Machines Corp.                          59,400
                                                                    ------------
                                                                         351,574
                                                                    ------------
           COSMETICS & PERSONAL CARE - 2.0%
   1,450   Procter & Gamble Co.                                          129,485
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 1.7%
   2,850   First Data Corp.                                              106,020
                                                                    ------------
           ELECTRONICS - 6.4%
  10,625   Intel Corp.                                                   194,119
   1,800   Linear Technology Corp.                                        56,574
     500   Maxim Integrated Products*                                     19,165
   5,175   Texas Instruments, Inc.                                       122,647
     700   Xilinx, Inc.*                                                  15,701
                                                                    ------------
                                                                         408,206
                                                                    ------------
           ENTERTAINMENT & LEISURE - 1.0%
   6,648   Liberty Media Corp. - Class A*                                 66,480
                                                                    ------------
           FINANCIAL SERVICES - 1.5%
   1,300   Goldman Sachs Group, Inc.                                      95,355
                                                                    ------------
           HEALTH CARE PROVIDERS - 4.5%
   2,675   HCA - The Healthcare Co.                                 $    127,062
   3,475   Laboratory Corp. of America Holdings*                         158,634
                                                                    ------------
                                                                         285,696
                                                                    ------------
           HEAVY MACHINERY - 3.5%
   3,475   Applied Materials, Inc.*                                       66,095
   4,775   Baker Hughes, Inc.                                            158,960
                                                                    ------------
                                                                         225,055
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 6.9%
  15,125   General Electric Co.                                          439,381
                                                                    ------------
           INSURANCE - 2.3%
   2,200   American International Group                                  150,106
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.7%
   1,100   Univision Communications, Inc. - Class A*                      34,540
   3,195   Viacom, Inc. - Class B*                                       141,762
                                                                    ------------
                                                                         176,302
                                                                    ------------
           MEDICAL SUPPLIES - 2.0%
   1,350   Baxter International, Inc.                                     60,008
   1,650   Medtronic, Inc.                                                70,703
                                                                    ------------
                                                                         130,711
                                                                    ------------
           OIL & GAS - 0.9%
   1,675   BJ Services Co.*                                               56,749
                                                                    ------------
           PHARMACEUTICALS - 13.3%
   1,150   Amgen, Inc.*                                                   48,162
     600   Gilead Sciences, Inc.*                                         19,728
   2,950   Johnson & Johnson                                             154,167
  11,100   Pfizer, Inc.                                                  388,500
   4,700   Wyeth                                                         240,640
                                                                    ------------
                                                                         851,197
                                                                    ------------
           PREPACKAGED SOFTWARE - 7.7%
   8,000   Microsoft Corp.*                                              437,600
   3,975   Oracle Corp.*                                                  37,643
     925   Veritas Software Corp.*                                        18,306
                                                                    ------------
                                                                         493,549
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                        9

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           RETAILERS - 5.8%
   2,125   BJ's Wholesale Club, Inc.*                               $     81,813
   5,275   Wal-Mart Stores, Inc.                                         290,178
                                                                    ------------
                                                                         371,991
                                                                    ------------
           TELEPHONE SYSTEMS - 1.7%
   2,735   Verizon Communications                                        109,810
                                                                    ------------
           TOTAL INVESTMENTS - 94.6%
             (Cost $7,053,816)                                         6,067,687
           Other Assets and Liabilities
             (net) - 5.4%                                                347,177
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  6,414,864
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 95.4%
           ADVERTISING - 1.0%
     310   Interpublic Group Cos., Inc.                             $      7,676
     490   Lamar Advertising Co.*                                         18,233
     440   Omnicom Group                                                  20,152
                                                                    ------------
                                                                          46,061
                                                                    ------------
           AEROSPACE & DEFENSE - 1.3%
     220   Lockheed Martin Corp.                                          15,290
     340   Northrop Grumman Corp.                                         42,500
                                                                    ------------
                                                                          57,790
                                                                    ------------
           AIRLINES - 1.5%
   1,030   AMR Corp.*                                                     17,366
     440   Continental Airlines, Inc. - Class B*                           6,943
     720   Delta Air Lines, Inc.                                          14,400
   1,730   Northwest Airlines Corp.*                                      20,864
     610   UAL Corp.                                                       6,978
                                                                    ------------
                                                                          66,551
                                                                    ------------
           APPAREL RETAILERS - 2.2%
      80   Abercrombie & Fitch Co. - Class A*                              1,930
     400   American Eagle Outfitters*                                      8,456
     385   Chico's FAS, Inc.*                                             13,983
     580   Gap, Inc.                                                       8,236
   2,776   Limited, Inc.                                                  59,129
     340   Pacific Sunwear of California, Inc.*                            7,538
                                                                    ------------
                                                                          99,272
                                                                    ------------
           AUTOMOTIVE - 2.1%
     330   American Axle & Manufacturing Holdings, Inc.*                   9,814
     440   Keystone Automotive Industries, Inc.*                           8,470
     630   Navistar International Corp.                                   20,160
     330   Sonic Automotive, Inc.*                                         8,497
     280   SPX Corp.*                                                     32,900
     270   TRW, Inc.                                                      15,385
                                                                    ------------
                                                                          95,226
                                                                    ------------
           BANKING - 7.6%
     230   Astoria Financial Corp.                                         7,371
     250   Bank One Corp.                                                  9,620
   2,190   Banknorth Group, Inc.                                          56,984
   1,020   Commerce Bancorp, Inc.                                         45,084
     480   East West Bancorp, Inc.                                        16,570
   1,220   Hudson City Bancorp, Inc.                                      24,278
   3,030   Huntington Bancshares, Inc.                                    58,843
      70   MBNA Corp.                                               $      2,315
     420   Mercantile Bankshares Corp.                                    17,233
     110   SLM Corp.                                                      10,659
     620   Southtrust Corp.                                               16,194
   4,510   Sovereign Bancorp, Inc.                                        67,424
     350   UnionBanCal Corp.                                              16,397
                                                                    ------------
                                                                         348,972
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 3.2%
     310   Archer-Daniels-Midland Co.                                      3,965
     740   Coca-Cola Enterprises, Inc.                                    16,339
   1,006   Dean Foods Co.*                                                37,524
   1,430   Delta & Pine Land Co.                                          28,743
     400   Dole Food Co.                                                  11,540
     100   McCormick & Co., Inc.                                           2,575
     520   Pepsi Bottling Group, Inc.                                     16,016
     650   UST, Inc.                                                      22,100
     130   Wrigley (Wm.) Jr. Co.                                           7,195
                                                                    ------------
                                                                         145,997
                                                                    ------------
           BUILDING MATERIALS - 0.3%
     180   Fastenal Co.                                                    6,932
     280   Insight Enterprises, Inc.*                                      7,053
                                                                    ------------
                                                                          13,985
                                                                    ------------
           CHEMICALS - 4.2%
     480   Avery Dennison Corp.                                           30,120
     650   Cytec Industries, Inc.*                                        20,436
     340   Georgia Gulf Corp.                                              8,990
   2,510   Lyondell Chemical Co.                                          37,901
   2,540   Millennium Chemicals, Inc.                                     35,687
     200   PolyOne Corp.                                                   2,250
     970   Praxair, Inc.                                                  55,261
                                                                    ------------
                                                                         190,645
                                                                    ------------
           COMMERCIAL SERVICES - 2.6%
     820   Allied Waste Industries, Inc.*                                  7,872
      90   Applera Corp. - Celera Genomics Group*                          1,080
      70   Dun & Bradstreet Corp.*                                         2,313
   1,400   Exult, Inc.*                                                    9,100
     350   Fluor Corp.                                                    13,632
     100   Manpower, Inc.                                                  3,675
     290   Millennium Pharmaceuticals*                                     3,523
     880   Republic Services, Inc.*                                       16,782

   The accompanying notes are an integral part of these financial statements.

                                       11

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     420   Tech Data Corp.*                                         $     15,897
   1,660   Viad Corp.                                                     43,160
                                                                    ------------
                                                                         117,034
                                                                    ------------
           COMMUNICATIONS - 0.5%
     640   American Tower Corp. - Class A*                                 2,208
   1,330   Comverse Technology, Inc.*                                     12,316
     270   Metro One Telecommunications*                                   3,769
     480   Polycom, Inc.*                                                  5,755
                                                                    ------------
                                                                          24,048
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.4%
     310   Cadence Design Systems, Inc.*                                   4,997
     220   Computer Sciences Corp.*                                       10,516
     140   Inforte Corp.*                                                  1,389
      60   Optimal Robotics Corp. - Class A*                                 437
     170   Radisys Corp.*                                                  1,977
     200   Vastera, Inc.*                                                    878
                                                                    ------------
                                                                          20,194
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 0.0%
     180   Numerical Technologies, Inc.*                                     719
                                                                    ------------
           COMPUTERS & INFORMATION - 2.1%
   2,610   Apple Computer, Inc.*                                          46,249
     670   CDW Computer Centers, Inc.*                                    31,363
     110   Diebold, Inc.                                                   4,096
      60   International Game Technology*                                  3,402
   1,510   Symbol Technologies, Inc.                                      12,835
                                                                    ------------
                                                                          97,945
                                                                    ------------
           CONTAINERS & PACKAGING - 0.4%
     310   Owens-Illinois, Inc.*                                           4,259
     500   Packaging Corp of America*                                      9,945
     140   Sealed Air Corp.*                                               5,638
                                                                    ------------
                                                                          19,842
                                                                    ------------
           COSMETICS & PERSONAL CARE - 2.0%
     810   Avon Products                                                  42,314
   1,450   Estee Lauder Cos., Inc. - Class A                              51,040
                                                                    ------------
                                                                          93,354
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 1.0%
     600   Ceridian Corp.*                                                11,388
     480   Intercept Group, Inc.*                                   $      9,946
     670   NCR Corp.*                                                     23,182
                                                                    ------------
                                                                          44,516
                                                                    ------------
           ELECTRIC UTILITIES - 7.6%
     580   Ameren Corp.                                                   24,946
     650   Cinergy Corp.                                                  23,393
   4,300   Citizens Communications Co.*                                   35,948
     160   Dominion Resources, Inc.                                       10,592
     150   DPL, Inc.                                                       3,967
     650   Entergy Corp.                                                  27,586
   1,540   FirstEnergy Corp.                                              51,405
   1,410   KeySpan Corp.                                                  53,086
   1,960   Northeast Utilities                                            36,868
     200   SCANA Corp.                                                     6,174
     310   Sempra Energy                                                   6,860
     390   Southern Co.                                                   10,686
     700   TXU Corp.                                                      36,085
     650   Westar Energy, Inc.                                             9,977
     450   Wisconsin Energy Corp.                                         11,371
                                                                    ------------
                                                                         348,944
                                                                    ------------
           ELECTRONICS - 2.6%
   1,220   Advanced Micro Devices*                                        11,858
   3,380   Agere Systems, Inc.*                                            4,732
     620   Altera Corp.*                                                   8,432
     400   Atmel Corp.*                                                    2,504
      60   Avnet, Inc.                                                     1,319
     100   Dupont Photomasks, Inc.*                                        3,248
     690   Fairchild Semiconductor Corp. - Class A*                       16,767
     450   Finisar Corp.*                                                  1,066
      70   Integrated Circuit Systems, Inc.*                               1,413
     530   Integrated Device Technology, Inc.*                             9,614
     450   Intersil Holding Corp.*                                         9,621
     500   Lattice Semiconductor Corp.*                                    4,370
   1,330   LSI Logic Corp.*                                               11,637
      40   Micron Technology, Inc.*                                          809
     240   National Semiconductor Corp.*                                   7,001
     220   Nvidia Corp.*                                                   3,780
      70   QLogic Corp.*                                                   2,667
     340   Semtech Corp.*                                                  9,078
     300   Silicon Laboratories, Inc.*                                     8,118
                                                                    ------------
                                                                         118,034
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                       12

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           ENTERTAINMENT & LEISURE - 1.2%
   1,270   Harrah's Entertainment, Inc.*                            $     56,324
                                                                    ------------
           FINANCIAL SERVICES - 3.7%
     510   Apartment Investment & Management Co. - Class A                25,092
     150   Bear Stearns Cos., Inc.                                         9,180
   1,470   Duke Realty Corp.                                              42,556
   1,130   Equity Office Properties Trust REIT                            34,013
     510   Federated Investors, Inc. - Class B                            17,631
      30   Neuberger Berman, Inc.                                          1,098
     450   SEI Investments Co.                                            12,676
     450   Stilwell Financial, Inc.                                        8,190
     750   Waddell & Reed Financial, Inc. - Class A                       17,190
                                                                    ------------
                                                                         167,626
                                                                    ------------
           FOOD RETAILERS - 0.5%
     710   Albertson's, Inc.                                              21,627
                                                                    ------------
           FOREST PRODUCTS & PAPER - 1.7%
   3,000   Pactiv Corp.*                                                  71,400
      70   Temple-Inland, Inc.                                             4,050
                                                                    ------------
                                                                          75,450
                                                                    ------------
           HEALTH CARE PROVIDERS - 2.1%
     350   AdvancePCS*                                                     8,379
     330   Anthem, Inc.*                                                  22,268
     860   Caremark RX, Inc.*                                             14,190
     760   Community Health Systems, Inc.*                                20,368
      40   HCA - The Healthcare Co.                                        1,900
     850   Health Management Associates, Inc. - Class A*                  17,127
     530   Healthsouth Corp.*                                              6,779
     190   Human Genome Sciences, Inc.*                                    2,546
      30   Tenet Healthcare Corp.*                                         2,146
                                                                    ------------
                                                                          95,703
                                                                    ------------
           HEAVY CONSTRUCTION - 0.8%
     590   Centex Corp.                                                   34,096
                                                                    ------------
           HEAVY MACHINERY - 3.9%
     240   American Standard Cos.*                                        18,024
     300   Axcelis Technologies, Inc.*                                     3,390
     390   Baker Hughes, Inc.                                             12,983
     930   Black & Decker Corp.                                           44,826
     430   Kennametal, Inc.                                               15,738
     190   Lam Research Corp.*                                             3,416
      40   NACCO Industries, Inc. - Class A                         $      2,324
     110   National-Oilwell, Inc.*                                         2,315
     470   Parker Hannifin Corp.                                          22,461
     520   Pentair, Inc.                                                  25,002
     240   Smith International, Inc.*                                     16,366
     360   York International Corp.                                       12,164
                                                                    ------------
                                                                         179,009
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.7%
   1,020   D.R. Horton, Inc.                                              26,551
   1,130   Furniture Brands International, Inc.*                          34,183
     970   Leggett & Platt, Inc.                                          22,698
     180   Ryland Group, Inc.                                              8,955
     430   Standard-Pacific Corp.                                         15,084
     250   Whirlpool Corp.                                                16,340
                                                                    ------------
                                                                         123,811
                                                                    ------------
           HOUSEHOLD PRODUCTS - 0.8%
   1,290   Snap-On, Inc.                                                  38,300
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 0.6%
     390   Danaher Corp.                                                  25,877
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 0.5%
      80   Avocent Corp.*                                                  1,274
     453   Choicepoint, Inc.*                                             20,598
     140   Yahoo, Inc.*                                                    2,066
                                                                    ------------
                                                                          23,938
                                                                    ------------
           INSURANCE - 8.5%
     600   Aflac, Inc.                                                    19,200
     600   Allmerica Financial Corp.                                      27,720
     870   AMBAC Financial Group, Inc.                                    58,464
     320   Cincinnati Financial Corp.                                     14,890
     340   Hartford Financial Services Group                              20,220
     170   HCC Insurance Holdings, Inc.                                    4,480
     860   MBIA, Inc.                                                     48,616
     160   Metlife, Inc.                                                   4,608
     600   Old Republic International Corp.                               18,900
     620   Protective Life Corp.                                          20,522
   1,120   Radian Group, Inc.                                             54,712
     620   Trigon Healthcare, Inc.*                                       62,360
     430   Wellpoint Health Networks*                                     33,458
                                                                    ------------
                                                                         388,150
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       13

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.1%
     430   Banta Corp.                                              $     15,437
     350   Comcast Corp. - Class A*                                        8,344
   1,850   Fox Entertainment Group, Inc. - Class A*                       40,238
     300   New York Times Co. - Class A                                   15,450
     220   Scripps (E.W.) Co.                                             16,940
                                                                    ------------
                                                                          96,409
                                                                    ------------
           MEDICAL SUPPLIES - 4.1%
     180   Applera Corp. - Applied Biosystems Group                        3,508
     440   Becton Dickinson & Co.                                         15,158
     750   Biomet, Inc.                                                   20,340
     110   Eaton Corp.                                                     8,003
     790   Guidant Corp.*                                                 23,882
     780   KLA - Tencor Corp.*                                            34,312
     610   Millipore Corp.                                                19,508
     120   PerkinElmer, Inc.                                               1,326
     250   St. Jude Medical, Inc.*                                        18,463
     200   Tektronix, Inc.*                                                3,742
     330   Teradyne, Inc.*                                                 7,755
   1,510   Thermo Electron Corp.*                                         24,915
     170   Waters Corp.*                                                   4,539
                                                                    ------------
                                                                         185,451
                                                                    ------------
           METALS - 3.0%
     650   Alcan, Inc.                                                    24,388
     330   Century Aluminum Co.                                            4,914
     450   Engelhard Corp.                                                12,744
   1,080   Freeport-McMoran Copper & Gold, Inc. - Class B*                19,278
   2,200   Goldcorp, Inc.                                                 21,890
     490   Hubbell, Inc. - Class B                                        16,734
   1,020   Masco Corp.                                                    27,652
     210   Phelps Dodge Corp.                                              8,652
                                                                    ------------
                                                                         136,252
                                                                    ------------
           OIL & GAS - 6.1%
     270   BJ Services Co.*                                                9,148
   1,830   Conoco, Inc.                                                   50,874
     410   Ensco International, Inc.                                      11,177
   1,370   Equitable Resources, Inc.                                      46,991
   1,160   Kinder Morgan, Inc.                                            44,103
     230   Noble Corp.*                                                    8,878
     370   Phillips Petroleum Co.                                         21,786
     100   Rowan Cos., Inc.                                         $      2,145
   1,150   Suncor Energy, Inc.                                            20,539
      80   Talisman Energy, Inc.                                           3,612
     540   Valero Energy Corp.                                            20,207
     860   Weatherford International Ltd.*                                37,152
                                                                    ------------
                                                                         276,612
                                                                    ------------
           PHARMACEUTICALS - 2.7%
     120   Alkermes, Inc.*                                                 1,921
      50   Barr Laboratories, Inc.*                                        3,177
      50   Enzon, Inc.*                                                    1,231
      20   Forest Laboratories - Class A*                                  1,416
   1,120   Gilead Sciences, Inc.*                                         36,826
     290   Idec Pharmaceuticals Corp.*                                    10,281
      40   Invitrogen Corp.*                                               1,280
     930   McKesson Corp                                                  30,411
     270   Medimmune, Inc.*                                                7,128
     130   Mylan Laboratories                                              4,076
     430   Priority Healthcare Corp. - Class B*                           10,105
     170   Protein Design Labs, Inc.*                                      1,846
     100   Vertex Pharmaceuticals, Inc.*                                   1,628
     370   Zimmer Holdings, Inc.*                                         13,194
                                                                    ------------
                                                                         124,520
                                                                    ------------
           PREPACKAGED SOFTWARE - 2.9%
     670   Adobe Systems, Inc.                                            19,095
     740   Brocade Communications System, Inc.*                           12,935
   3,800   Compuware Corp.*                                               23,066
   1,310   Network Associates, Inc.*                                      25,244
   1,300   Quest Software, Inc.*                                          18,889
     120   Sungard Data Systems, Inc.*                                     3,178
     900   Symantec Corp.*                                                29,565
                                                                    ------------
                                                                         131,972
                                                                    ------------
           RESTAURANTS - 0.8%
     100   P.F. Chang's China Bistro, Inc.*                                3,142
     880   Wendy's International, Inc.                                    35,050
                                                                    ------------
                                                                          38,192
                                                                    ------------
           RETAILERS - 3.0%
      60   Autozone, Inc.*                                                 4,638
   1,040   Bed Bath & Beyond, Inc.*                                       39,250
     795   Best Buy Co., Inc.*                                            28,859
     850   Big Lots, Inc.                                                 16,728
     540   Circuit City Stores                                            10,125

   The accompanying notes are an integral part of these financial statements.

                                       14

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     560   CVS Corp.                                                $     17,136
     190   Dollar Tree Stores, Inc.*                                       7,488
      80   Michaels Stores, Inc.*                                          3,120
     720   Saks, Inc.*                                                     9,245
                                                                    ------------
                                                                         136,589
                                                                    ------------
           TELEPHONE COMMUNICATIONS, EXCL. RADIO - 0.0%
     360   Redback Networks, Inc.*                                           644
                                                                    ------------
           TELEPHONE SYSTEMS - 0.1%
     260   Qwest Communications International*                               728
     360   Triton PCS Holdings, Inc. - Class A*                            1,404
                                                                    ------------
                                                                           2,132
                                                                    ------------
           TRANSPORTATION - 0.8%
     200   Expeditors International Washington, Inc.                       6,632
     720   Fleetwood Enterprises, Inc.                                     6,264
     100   Genesee & Wyoming, Inc. - Class A*                              2,256
   1,050   Kansas City Southern Industries, Inc.*                         17,850
     150   Sabre Holdings Corp.*                                           5,370
                                                                    ------------
                                                                          38,372
                                                                    ------------
           WATER COMPANIES - 0.2%
     405   Philadelphia Suburban Corp.                              $      8,181
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $4,458,274)                                      $  4,354,366
                                                                    ------------
           MUTUAL FUNDS - 2.0%
           FINANCIAL SERVICES - 2.0%
   1,700   iShares Russell Midcap Index Fund
             (Cost $95,338)                                         $     93,058
                                                                    ------------
           TOTAL INVESTMENTS - 97.4%
             (Cost $4,553,612)                                         4,447,424
           Other Assets and Liabilities
             (net) - 2.6%                                                116,654
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  4,564,078
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           REIT - Real Estate Investment Trust
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 94.7%
           AUTOMOTIVE - 4.4%
   1,730   Magna International, Inc. - Class A                      $    119,110
   9,930   Visteon Corp.                                                 141,006
                                                                    ------------
                                                                         260,116
                                                                    ------------
           BANKING - 5.7%
   5,010   Compass Bancshares, Inc.                                      168,336
  11,140   Sovereign Bancorp, Inc.                                       166,543
                                                                    ------------
                                                                         334,879
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 2.3%
   6,130   Coca-Cola Enterprises, Inc.                                   135,350
                                                                    ------------
           CHEMICALS - 4.7%
   2,380   Eastman Chemical Co.                                          111,622
  14,050   Hercules, Inc.*                                               162,980
                                                                    ------------
                                                                         274,602
                                                                    ------------
           COMMERCIAL SERVICES - 4.2%
   9,530   KPMG Consulting, Inc.*                                        141,616
   3,990   Ryder System, Inc.                                            108,089
                                                                    ------------
                                                                         249,705
                                                                    ------------
           COMMUNICATIONS - 1.5%
  17,700   Avaya, Inc.*                                                   87,615
                                                                    ------------
           COMPUTER PROGRAMMING SERVICES - 2.4%
  15,980   Macromedia, Inc.*                                             141,743
                                                                    ------------
           ELECTRIC UTILITIES - 8.0%
   2,680   Allegheny Energy, Inc.                                         69,010
   5,470   OGE Energy Corp.                                              125,044
  14,260   Reliant Resources, Inc.*                                      124,775
   2,910   TXU Corp.                                                     150,010
                                                                    ------------
                                                                         468,839
                                                                    ------------
           ELECTRONICS - 5.1%
   9,840   American Power Conversion*                                    124,279
   6,560   Dionex Corp.*                                                 175,742
                                                                    ------------
                                                                         300,021
                                                                    ------------
           ENTERTAINMENT & LEISURE - 2.6%
   3,350   Harrah's Entertainment, Inc.*                                 148,573
     100   Regal Entertainment Group - Class A*                            2,332
                                                                    ------------
                                                                         150,905
                                                                    ------------
           FINANCIAL SERVICES - 2.6%
   3,940   Edwards (A.G.), Inc.                                          153,148
                                                                    ------------
           FOREST PRODUCTS & PAPER - 2.0%
   2,060   Temple-Inland, Inc.                                      $    119,192
                                                                    ------------
           INSURANCE - 15.6%
   4,960   ACE Ltd.                                                      156,736
   4,780   Aetna, Inc.                                                   229,297
   3,420   Allmerica Financial Corp.                                     158,004
  10,630   Ohio Casualty Corp.*                                          222,167
   4,780   Safeco Corp.                                                  147,654
                                                                    ------------
                                                                         913,858
                                                                    ------------
           LODGING - 1.9%
   3,990   Mandalay Resort Group*                                        110,004
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 3.1%
   8,030   Belo (A.H.) Corp. - Series A                                  181,558
                                                                    ------------
           MEDICAL SUPPLIES - 2.6%
   4,600   Bausch & Lomb, Inc.                                           155,710
                                                                    ------------
           METALS - 4.9%
   4,160   Engelhard Corp.                                               117,811
   5,010   Hubbell, Inc. - Class B                                       171,092
                                                                    ------------
                                                                         288,903
                                                                    ------------
           OIL & GAS - 9.6%
   5,120   Burlington Resources, Inc.                                    194,560
   4,950   Newfield Exploration Co.*                                     183,992
   5,010   Valero Energy Corp.                                           187,474
                                                                    ------------
                                                                         566,026
                                                                    ------------
           RETAILERS - 7.1%
   3,550   Federated Department Stores*                                  140,935
  11,580   Foot Locker, Inc.*                                            167,331
   2,970   Zale Corp.*                                                   107,663
                                                                    ------------
                                                                         415,929
                                                                    ------------
           TELEPHONE SYSTEMS - 1.4%
  28,950   Qwest Communications International*                            81,060
                                                                    ------------
           TRANSPORTATION - 3.0%
   5,410   Yellow Corp.*                                                 175,284
                                                                    ------------
           TOTAL INVESTMENTS - 94.7%
             (Cost $5,591,522)                                         5,564,447
           Other Assets and Liabilities
             (net) - 5.3%                                                308,835
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                   5,873,282
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 94.3%
           ADVERTISING - 0.4%
   1,600   TMP Worldwide, Inc.*                                     $     34,400
                                                                    ------------
           AEROSPACE & DEFENSE - 0.8%
     600   Honeywell International, Inc.                                  21,138
     400   Lockheed Martin Corp.                                          27,800
     400   Raytheon Co.                                                   16,300
                                                                    ------------
                                                                          65,238
                                                                    ------------
           AUTOMOTIVE - 0.5%
   1,288   Ford Motor Co.                                                 20,608
     426   General Motors Corp.                                           22,770
                                                                    ------------
                                                                          43,378
                                                                    ------------
           BANKING - 12.4%
   1,500   Bank of America Corp.                                         105,540
     600   Bank of New York Co., Inc.                                     20,250
   4,600   Citigroup, Inc.                                               178,250
   3,000   FHLMC                                                         183,600
   2,500   FNMA                                                          184,375
   3,500   MBNA Corp.                                                    115,745
     200   SLM Corp.                                                      19,380
   2,400   State Street Corp.                                            107,280
     500   Washington Mutual, Inc.                                        18,555
   1,600   Wells Fargo Co.                                                80,096
                                                                    ------------
                                                                       1,013,071
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 6.5%
   2,300   Coca-Cola Co.                                                 128,800
   4,160   Pepsico, Inc.                                                 200,512
   2,400   Philip Morris Companies, Inc.                                 104,832
   1,700   Wrigley (Wm.) Jr. Co.                                          94,095
                                                                    ------------
                                                                         528,239
                                                                    ------------
           BUILDING MATERIALS - 1.6%
   2,600   Home Depot, Inc.                                               95,498
     700   Lowe's Co.                                                     31,780
                                                                    ------------
                                                                         127,278
                                                                    ------------
           CHEMICALS - 0.9%
   1,600   Du Pont (E.I.) de Nemours                                      71,040
                                                                    ------------
           COMMERCIAL SERVICES - 2.4%
   6,800   Cendant Corp.*                                                107,984
   1,900   Valassis Communications, Inc.*                                 69,350
     800   Waste Management, Inc.                                         20,840
                                                                    ------------
                                                                         198,174
                                                                    ------------
           COMMUNICATIONS - 1.8%
   4,700   Crown Castle International Corp.*                        $     18,471
   2,000   Echostar Communications Corp. - Class A*                       37,120
   3,340   Qualcomm, Inc.*                                                91,817
                                                                    ------------
                                                                         147,408
                                                                    ------------
           COMPUTERS & INFORMATION - 3.7%
   8,300   Cisco Systems, Inc.*                                          115,785
   2,900   Dell Computer Corp.*                                           75,806
   4,000   EMC Corp.*                                                     30,200
   1,100   International Business Machines Corp.                          79,200
                                                                    ------------
                                                                         300,991
                                                                    ------------
           COSMETICS & PERSONAL CARE - 3.7%
     900   Avon Products                                                  47,016
   2,500   Colgate-Palmolive Co.                                         125,125
     800   Gillette Co.                                                   27,096
   1,100   Procter & Gamble Co.                                           98,230
                                                                    ------------
                                                                         297,467
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 1.7%
     500   Automatic Data Processing                                      21,775
   3,200   First Data Corp.                                              119,040
                                                                    ------------
                                                                         140,815
                                                                    ------------
           ELECTRONICS - 3.2%
   2,400   Energizer Holdings, Inc.*                                      65,808
   6,500   Intel Corp.                                                   118,755
     900   Intersil Holding Corp.*                                        19,242
   2,000   Texas Instruments, Inc.                                        47,400
     600   Xilinx, Inc.*                                                  13,458
                                                                    ------------
                                                                         264,663
                                                                    ------------
           ENTERTAINMENT & LEISURE - 2.7%
   3,300   Harrah's Entertainment, Inc.*                                 146,355
   6,000   Liberty Media Corp. - Class A*                                 60,000
   1,400   Metro-Goldwyn-Mayer, Inc.*                                     16,380
                                                                    ------------
                                                                         222,735
                                                                    ------------
           FINANCIAL SERVICES - 1.2%
     500   Merrill Lynch & Co.                                            20,250
     400   Morgan Stanley Dean Witter & Co.                               17,232
   5,050   Schwab (Charles) Corp.                                         56,560
                                                                    ------------
                                                                          94,042
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       17

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           FOREST PRODUCTS & PAPER - 1.3%
   1,200   International Paper Co.                                  $     52,296
     400   Kimberly-Clark Corp.                                           24,800
     500   Weyerhaeuser Co.                                               31,925
                                                                    ------------
                                                                         109,021
                                                                    ------------
           HEAVY MACHINERY - 0.3%
     300   United Technologies Corp.                                      20,370
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.9%
   8,000   General Electric Co.                                          232,400
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 1.4%
   7,850   AOL Time Warner, Inc.*                                        115,473
                                                                    ------------
           INSURANCE - 3.7%
   2,200   AMBAC Financial Group, Inc.                                   147,840
   2,200   American International Group                                  150,106
                                                                    ------------
                                                                         297,946
                                                                    ------------
           LODGING - 1.8%
   2,000   Marriott International, Inc. - Class A                         76,100
   2,100   Starwood Hotels & Resorts World                                69,069
                                                                    ------------
                                                                         145,169
                                                                    ------------
           MANUFACTURING - 0.8%
     500   3M Co.                                                         61,500
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 5.7%
   1,700   Cablevision Systems Corp. - Rainbow Media Group*               14,875
   1,476   Clear Channel Communications*                                  47,262
     400   Comcast Corp. - Class A*                                        9,536
     600   Cox Communications, Inc. - Class A*                            16,530
     300   Gannett Co., Inc.                                              22,770
   1,000   New York Times Co. - Class A                                   51,500
   2,600   Univision Communications, Inc. - Class A*                      81,640
   4,936   Viacom, Inc. - Class B*                                       219,010
                                                                    ------------
                                                                         463,123
                                                                    ------------
           METALS - 0.2%
     600   Alcoa, Inc.                                                    19,890
                                                                    ------------
           OIL & GAS - 8.1%
     400   Anadarko Petroleum Corp.                                       19,720
     300   Apache Corp.                                             $     17,244
   1,285   ChevronTexaco Corp.                                           113,722
   7,220   Exxon Mobil Corp.                                             295,442
   2,700   Royal Dutch Petroleum Co.                                     149,229
   1,300   Schlumberger Ltd.                                              60,450
                                                                    ------------
                                                                         655,807
                                                                    ------------
           PHARMACEUTICALS - 10.2%
     800   Amgen, Inc.*                                                   33,504
   2,900   Bristol-Myers Squibb Co.                                       74,530
   3,000   Johnson & Johnson                                             156,780
   1,900   Lilly (Eli) & Co.                                             107,160
   1,300   Merck & Co., Inc.                                              65,832
   7,925   Pfizer, Inc.                                                  277,375
     900   Schering-Plough Corp.                                          22,140
   1,900   Wyeth                                                          97,280
                                                                    ------------
                                                                         834,601
                                                                    ------------
           PREPACKAGED SOFTWARE - 6.0%
   1,600   Intuit, Inc.*                                                  79,552
   7,100   Microsoft Corp.*                                              388,370
   2,600   Oracle Corp.*                                                  24,622
                                                                    ------------
                                                                         492,544
                                                                    ------------
           RESTAURANTS - 0.7%
   1,900   McDonald's Corp.                                               54,055
                                                                    ------------
           RETAILERS - 5.1%
     600   Family Dollar Stores                                           21,150
   2,700   Walgreen Co.                                                  104,301
   5,300   Wal-Mart Stores, Inc.                                         291,553
                                                                    ------------
                                                                         417,004
                                                                    ------------
           TELEPHONE SYSTEMS - 1.9%
   2,600   SBC Communications, Inc.                                       79,300
   3,600   Sprint Corp. (PCS Group)*                                      16,092
   1,464   Verizon Communications                                         58,780
                                                                    ------------
                                                                         154,172
                                                                    ------------
           TRANSPORTATION - 0.7%
   1,700   Sabre Holdings Corp.*                                          60,860
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $9,307,321)                                      $  7,682,874
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       18

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           MUTUAL FUNDS - 2.8%
           FINANCIAL SERVICES - 2.8%
   2,308   S&P 500 Depositary Receipt
             (Cost $325,266)                                        $    228,400
                                                                    ------------

           TOTAL INVESTMENTS - 97.1%
             (Cost $9,632,587)                                         7,911,274
           Other Assets and Liabilities
             (net) - 2.9%                                                237,081
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  8,148,355
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 92.7%
           ADVERTISING - 0.7%
     950   Interpublic Group Cos., Inc.                             $     23,522
                                                                    ------------
           AEROSPACE & DEFENSE - 1.8%
     260   General Dynamics Corp.                                         27,651
     550   Lockheed Martin Corp.                                          38,225
                                                                    ------------
                                                                          65,876
                                                                    ------------
           APPAREL RETAILERS - 1.5%
     550   Kohls Corp.*                                                   38,544
     800   Limited, Inc.                                                  17,040
                                                                    ------------
                                                                          55,584
                                                                    ------------
           BANKING - 12.5%
     950   American Express Co.                                           34,504
     600   Bank of America Corp.                                          42,216
   3,000   Citigroup, Inc.                                               116,250
     800   FHLMC                                                          48,960
     700   Fifth Third Bancorp                                            46,655
     800   FNMA                                                           59,000
   1,400   JP Morgan Chase & Co.                                          47,488
   1,100   Wells Fargo Co.                                                55,066
                                                                    ------------
                                                                         450,139
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 4.3%
     200   Anheuser-Busch Cos., Inc.                                      10,000
     600   Coca-Cola Co.                                                  33,600
   1,150   Pepsico, Inc.                                                  55,430
     550   Safeway, Inc.*                                                 16,054
   1,450   Sysco Corp.                                                    39,469
                                                                    ------------
                                                                         154,553
                                                                    ------------
           BUILDING MATERIALS - 1.9%
   1,850   Home Depot, Inc.                                               67,950
                                                                    ------------
           CHEMICALS - 0.8%
     550   Air Products & Chemicals, Inc.                                 27,758
                                                                    ------------
           COMMUNICATIONS - 0.1%
     300   Motorola, Inc.                                                  4,326
                                                                    ------------
           COMPUTERS & INFORMATION - 3.7%
   5,250   Cisco Systems, Inc.*                                           73,237
   1,250   Dell Computer Corp.*                                           32,675
     350   International Business Machines Corp.                          25,200
                                                                    ------------
                                                                         131,112
                                                                    ------------
           COSMETICS & PERSONAL CARE - 2.2%
     700   Colgate-Palmolive Co.                                    $     35,035
     500   Procter & Gamble Co.                                           44,650
                                                                    ------------
                                                                          79,685
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 2.1%
   1,250   First Data Corp.                                               46,500
     750   Fiserv, Inc.*                                                  27,532
                                                                    ------------
                                                                          74,032
                                                                    ------------
           ELECTRIC UTILITIES - 1.4%
     950   Duke Energy Corp.                                              29,545
     350   FPL Group, Inc.                                                20,996
                                                                    ------------
                                                                          50,541
                                                                    ------------
           ELECTRONICS - 3.5%
     950   Altera Corp.*                                                  12,920
     850   Analog Devices, Inc.*                                          25,245
   1,750   Intel Corp.                                                    31,972
   1,450   Texas Instruments, Inc.                                        34,365
     950   Xilinx, Inc.*                                                  21,308
                                                                    ------------
                                                                         125,810
                                                                    ------------
           FINANCIAL SERVICES - 3.0%
     350   Goldman Sachs Group, Inc.                                      25,672
     900   Merrill Lynch & Co.                                            36,450
   1,100   Morgan Stanley Dean Witter & Co.                               47,388
                                                                    ------------
                                                                         109,510
                                                                    ------------
           HEALTH CARE PROVIDERS - 3.3%
     900   HCA - The Healthcare Co.                                       42,750
     400   Tenet Healthcare Corp.*                                        28,620
     520   UnitedHealth Group, Inc.                                       47,606
                                                                    ------------
                                                                         118,976
                                                                    ------------
           HEAVY MACHINERY - 2.4%
   2,300   Applied Materials, Inc.*                                       43,746
     600   United Technologies Corp.                                      40,740
                                                                    ------------
                                                                          84,486
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.9%
   4,800   General Electric Co.                                          139,440
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 0.7%
   1,650   AOL Time Warner, Inc.*                                         24,271
                                                                    ------------
           INSURANCE - 3.8%
   1,450   American International Group                                   98,934

   The accompanying notes are an integral part of these financial statements.

                                       20

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     700   Prudential Financial, Inc.*                              $     23,352
     160   XL Capital Ltd. - Class A                                      13,552
                                                                    ------------
                                                                         135,838
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.4%
     750   Clear Channel Communications*                                  24,015
   1,400   Viacom, Inc. - Class B*                                        62,118
                                                                    ------------
                                                                          86,133
                                                                    ------------
           MEDICAL SUPPLIES - 5.4%
     600   Allergan, Inc.                                                 40,050
     600   Baxter International, Inc.                                     26,670
     550   KLA - Tencor Corp.*                                            24,195
   1,350   Medtronic, Inc.                                                57,848
     950   Microchip Technology, Inc.*                                    26,059
     280   St. Jude Medical, Inc.*                                        20,678
                                                                    ------------
                                                                         195,500
                                                                    ------------
           METALS - 0.7%
     800   Alcoa, Inc.                                                    26,520
                                                                    ------------
           OIL & GAS - 5.7%
     500   El Paso Corp.                                                  10,305
     650   Ensco International, Inc.                                      17,719
   3,000   Exxon Mobil Corp.                                             122,760
     400   Nabors Industries Ltd.*                                        14,120
     500   Schlumberger Ltd.                                              23,250
     500   Transocean Sedco Forex, Inc.                                   15,575
                                                                    ------------
                                                                         203,729
                                                                    ------------
           PHARMACEUTICALS - 11.7%
     900   Amgen, Inc.*                                                   37,692
     600   Cardinal Health, Inc.                                          36,846
     250   Forest Laboratories - Class A*                                 17,700
   1,950   Johnson & Johnson                                             101,907
   3,600   Pfizer, Inc.                                                  126,000
     800   Pharmacia Corp.                                                29,960
     950   Wyeth                                                          48,640
     650   Zimmer Holdings, Inc.*                                         23,179
                                                                    ------------
                                                                         421,924
                                                                    ------------
           PREPACKAGED SOFTWARE - 4.4%
   2,150   Microsoft Corp.*                                              117,605
   1,550   Oracle Corp.*                                            $     14,679
   1,250   Veritas Software Corp.*                                        24,738
                                                                    ------------
                                                                         157,022
                                                                    ------------
           RADIO TELEPHONE COMMUNICATIONS - 0.5%
   1,350   Vodafone Group Plc - ADR                                       18,428
                                                                    ------------
           RETAILERS - 5.4%
     600   Bed Bath & Beyond, Inc.*                                       22,644
     500   Costco Wholesale Corp.*                                        19,310
   1,100   Target Corp.                                                   41,910
     400   Walgreen Co.                                                   15,452
   1,750   Wal-Mart Stores, Inc.                                          96,268
                                                                    ------------
                                                                         195,584
                                                                    ------------
           TELEPHONE SYSTEMS - 1.6%
     550   Bellsouth Corp.                                                17,325
   1,300   SBC Communications, Inc.                                       39,650
                                                                    ------------
                                                                          56,975
                                                                    ------------
           TRANSPORTATION - 1.3%
     400   Canadian National Railway Co.                                  20,720
     950   Carnival Corp.                                                 26,306
                                                                    ------------
                                                                          47,026
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $3,810,853)                                      $  3,332,250
                                                                    ------------
           MUTUAL FUNDS - 4.1%
           FINANCIAL SERVICES - 4.1%
   1,500   S&P 500 Depositary Receipt
             (Cost $152,650)                                        $    148,440
                                                                    ------------

           TOTAL INVESTMENTS - 96.8%
             (Cost $3,963,503)                                         3,480,690
           Other Assets and Liabilities
             (net) - 3.2%                                                113,366
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  3,594,056
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
ADVISED BY: J.P. MORGAN INVESTMENT MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 99.6%
           ADVERTISING - 0.2%
     500   Omnicom Group                                            $     22,900
                                                                    ------------
           AEROSPACE & DEFENSE - 0.6%
     500   Boeing Co.                                                     22,500
     900   Honeywell International, Inc.                                  31,707
     200   Lockheed Martin Corp.                                          13,900
                                                                    ------------
                                                                          68,107
                                                                    ------------
           AIRLINES - 0.3%
     100   AMR Corp.*                                                      1,686
     600   Delta Air Lines, Inc.                                          12,000
     300   FedEx Corp.                                                    16,020
     100   Southwest Airlines, Inc.                                        1,616
                                                                    ------------
                                                                          31,322
                                                                    ------------
           APPAREL RETAILERS - 0.8%
   1,100   Abercrombie & Fitch Co. - Class A*                             26,532
     900   Kohls Corp.*                                                   63,072
     100   Limited, Inc.                                                   2,130
                                                                    ------------
                                                                          91,734
                                                                    ------------
           AUTOMOTIVE - 1.8%
   1,900   Delphi Automotive Systems                                      25,080
   1,500   Ford Motor Co.                                                 24,000
   1,800   General Motors Corp.                                           96,210
     200   ITT Industries, Inc.                                           14,120
     300   Lear Corp.*                                                    13,875
     100   Paccar, Inc.                                                    4,439
     600   Rockwell International Corp.                                   11,988
     700   Visteon Corp.                                                   9,940
                                                                    ------------
                                                                         199,652
                                                                    ------------
           BANKING - 12.5%
     300   American Express Co.                                           10,896
     300   AmeriCredit Corp.*                                              8,415
     400   Amsouth Bancorporation                                          8,952
     300   Bank of America Corp.                                          21,108
   2,400   Bank One Corp.                                                 92,352
   1,400   Capital One Financial Corp.                                    85,470
   8,900   Citigroup, Inc.                                               344,875
     200   Compass Bancshares, Inc.                                        6,720
   1,100   FHLMC                                                          67,320
   3,300   Fleet Boston Financial Corp.                                  106,755
   1,900   FNMA                                                          140,125
     600   Greenpoint Financial Corp.                                     29,460
     400   Hibernia Corp. - Class A                                 $      7,916
   1,300   Household International, Inc.                                  64,610
     200   IndyMac Bancorp, Inc.*                                          4,536
     400   North Fork Bancorporation                                      15,924
     400   Northern Trust Corp.                                           17,624
   1,100   PNC Bank Corp.                                                 57,508
     200   Southtrust Corp.                                                5,224
     500   Suntrust Banks, Inc.                                           33,860
   5,400   US Bancorp                                                    126,090
     100   Wachovia Corp.                                                  3,818
   2,800   Washington Mutual, Inc.                                       103,908
                                                                    ------------
                                                                       1,363,466
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 5.6%
   4,300   Coca-Cola Co.                                                 240,800
     800   Kellogg Co.                                                    28,688
   1,300   Kraft Foods, Inc. - Class A                                    53,235
     900   Pepsico, Inc.                                                  43,380
   3,500   Philip Morris Companies, Inc.                                 152,880
   1,000   Sysco Corp.                                                    27,220
   1,100   Unilever N.V.                                                  71,280
                                                                    ------------
                                                                         617,483
                                                                    ------------
           BUILDING MATERIALS - 1.8%
   4,100   Home Depot, Inc.                                              150,593
   1,100   Lowe's Co.                                                     49,940
                                                                    ------------
                                                                         200,533
                                                                    ------------
           CHEMICALS - 1.8%
     800   Air Products & Chemicals, Inc.                                 40,376
     300   Dow Chemical Co.                                               10,314
     600   Du Pont (E.I.) de Nemours                                      26,640
     500   Eastman Chemical Co.                                           23,450
     300   Lyondell Chemical Co.                                           4,530
     700   PPG Industries, Inc.                                           43,330
     800   Praxair, Inc.                                                  45,576
                                                                    ------------
                                                                         194,216
                                                                    ------------
           COMMERCIAL SERVICES - 1.2%
   2,600   Cendant Corp.*                                                 41,288
     400   eBay, Inc.*                                                    24,648
     400   KPMG Consulting, Inc.*                                          5,944
     200   Monsanto Co.                                                    3,560
   2,100   Waste Management, Inc.                                         54,705
                                                                    ------------
                                                                         130,145
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       22

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMUNICATIONS - 0.6%
   1,100   American Tower Corp. - Class A*                          $      3,795
   3,500   Motorola, Inc.                                                 50,470
     500   Nortel Networks Corp.*                                            725
     200   Qualcomm, Inc.*                                                 5,498
                                                                    ------------
                                                                          60,488
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.2%
   4,400   Sun Microsystems, Inc.*                                        22,044
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 0.1%
     400   Electronic Data Systems Corp.                                  14,860
                                                                    ------------
           COMPUTERS & INFORMATION - 4.4%
  12,200   Cisco Systems, Inc.*                                          170,190
   3,600   Dell Computer Corp.*                                           94,104
   1,100   EMC Corp.*                                                      8,305
   6,400   Hewlett-Packard Co.                                            97,792
   1,600   International Business Machines Corp.                         115,200
                                                                    ------------
                                                                         485,591
                                                                    ------------
           COSMETICS & PERSONAL CARE - 3.1%
     200   Colgate-Palmolive Co.                                          10,010
   2,400   Gillette Co.                                                   81,288
   2,800   Procter & Gamble Co.                                          250,040
                                                                    ------------
                                                                         341,338
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 1.0%
   1,600   Automatic Data Processing                                      69,680
   1,300   NCR Corp.*                                                     44,980
                                                                    ------------
                                                                         114,660
                                                                    ------------
           ELECTRIC UTILITIES - 2.9%
     400   Cinergy Corp.                                                  14,396
     700   Constellation Energy Group, Inc.                               20,538
     800   Dominion Resources, Inc.                                       52,960
     700   DTE Energy Co.                                                 31,248
     100   Edison International*                                           1,700
   1,504   Entergy Corp.                                                  63,830
     200   FirstEnergy Corp.                                               6,676
   2,100   PG&E Corp.*                                                    37,569
     300   Pinnacle West Capital Corp.                                    11,850
     300   Potomac Electric Power                                          6,444
     700   Progress Energy, Inc.                                          36,407
     900   Reliant Energy, Inc.                                           15,210
     300   Wisconsin Energy Corp.                                   $      7,581
     900   XCEL Energy, Inc.                                              15,093
                                                                    ------------
                                                                         321,502
                                                                    ------------
           ELECTRICAL EQUIPMENT - 0.2%
     100   Cooper Industries Ltd. - Class A                                3,930
     300   Emerson Electric Co.                                           16,053
                                                                    ------------
                                                                          19,983
                                                                    ------------
           ELECTRONICS - 2.9%
   1,200   Altera Corp.*                                                  16,320
     200   Analog Devices, Inc.*                                           5,940
     400   Applied Micro Circuits Corp.*                                   1,892
     400   Broadcom Corp. - Class A*                                       7,016
   8,600   Intel Corp.                                                   157,122
     700   Linear Technology Corp.                                        22,001
     300   LSI Logic Corp.*                                                2,625
     400   Maxim Integrated Products*                                     15,332
     900   PMC-Sierra, Inc.*                                               8,343
   2,500   Texas Instruments, Inc.                                        59,250
     900   Xilinx, Inc.*                                                  20,187
                                                                    ------------
                                                                         316,028
                                                                    ------------
           ENTERTAINMENT & LEISURE - 0.6%
     700   Hasbro, Inc.                                                    9,492
   1,900   Liberty Media Corp. - Class A*                                 19,000
   1,700   Mattel, Inc.                                                   35,836
     200   Park Place Entertainment Corp.*                                 2,050
                                                                    ------------
                                                                          66,378
                                                                    ------------
           FINANCIAL SERVICES - 2.8%
     100   CarrAmerica Realty Corp. REIT                                   3,085
   1,900   Countrywide Credit Industries, Inc.                            91,675
   2,300   E*trade Group, Inc.*                                           12,558
     400   Equity Office Properties Trust REIT                            12,040
     200   General Growth Properties, Inc. REIT                           10,200
     700   Goldman Sachs Group, Inc.                                      51,345
   1,200   Morgan Stanley Dean Witter & Co.                               51,696
     200   Prologis Trust REIT                                             5,200
   4,400   Schwab (Charles) Corp.                                         49,280
     500   Stilwell Financial, Inc.                                        9,100
     400   T. Rowe Price Group, Inc.                                      13,152
                                                                    ------------
                                                                         309,331
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       23

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           FOOD RETAILERS - 0.2%
     600   Albertson's, Inc.                                        $     18,276
                                                                    ------------
           FOREST PRODUCTS & PAPER - 0.2%
     600   Georgia-Pacific Group                                          14,748
     100   Temple-Inland, Inc.                                             5,786
                                                                    ------------
                                                                          20,534
                                                                    ------------
           HEALTH CARE PROVIDERS - 0.9%
     900   HCA - The Healthcare Co.                                       42,750
   1,100   Human Genome Sciences, Inc.*                                   14,740
     500   Tenet Healthcare Corp.*                                        35,775
                                                                    ------------
                                                                          93,265
                                                                    ------------
           HEAVY MACHINERY - 3.1%
   2,500   Applied Materials, Inc.*                                       47,550
   1,000   Baker Hughes, Inc.                                             33,290
     400   Caterpillar, Inc.                                              19,580
     600   Cooper Cameron Corp.*                                          29,052
     100   Deere & Co.                                                     4,790
     300   Grainger (W.W.), Inc.                                          15,030
     800   Ingersoll-Rand Co. - Class A                                   36,528
   2,200   United Technologies Corp.                                     149,380
                                                                    ------------
                                                                         335,200
                                                                    ------------
           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.0%
   1,500   Gemstar-TV Guide International, Inc.*                           8,085
  13,500   General Electric Co.                                          392,175
     400   Johnson Controls, Inc.                                         32,644
                                                                    ------------
                                                                         432,904
                                                                    ------------
           HOUSEHOLD PRODUCTS - 0.0%
     300   Corning, Inc.*                                                  1,065
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 0.7%
     100   Danaher Corp.                                                   6,635
   5,100   Tyco International Ltd.                                        68,901
                                                                    ------------
                                                                          75,536
                                                                    ------------
           INFORMATION RETRIEVAL SERVICES - 0.5%
   4,000   AOL Time Warner, Inc.*                                         58,840
                                                                    ------------
           INSURANCE - 5.3%
     300   Aetna, Inc.                                                    14,391
     700   AMBAC Financial Group, Inc.                                    47,040
   2,000   American International Group                                  136,460
     400   Chubb Corp.                                              $     28,320
     700   Cigna Corp.                                                    68,194
     300   Hartford Financial Services Group                              17,841
     100   John Hancock Financial Services                                 3,520
     700   Lincoln National Corp.                                         29,400
     700   MBIA, Inc.                                                     39,571
   1,100   Metlife, Inc.                                                  31,680
     200   Protective Life Corp.                                           6,620
   1,300   Prudential Financial, Inc.*                                    43,368
     900   Torchmark Corp.                                                34,380
     200   Travelers Property Casualty Corp. - Class A*                    3,540
     600   UnumProvident Corp.                                            15,270
     400   Wellpoint Health Networks*                                     31,124
     300   XL Capital Ltd. - Class A                                      25,410
                                                                    ------------
                                                                         576,129
                                                                    ------------
           LODGING - 0.3%
     700   Marriott International, Inc. - Class A                         26,635
     200   Starwood Hotels & Resorts World                                 6,578
                                                                    ------------
                                                                          33,213
                                                                    ------------
           MEDIA - BROADCASTING & PUBLISHING - 2.7%
   2,000   Charter Communications, Inc. - Class A*                         8,160
     100   Clear Channel Communications*                                   3,202
   2,600   Comcast Corp. - Class A*                                       61,984
     400   Cox Communications, Inc. - Class A*                            11,020
     400   Fox Entertainment Group, Inc. - Class A*                        8,700
     900   Gannett Co., Inc.                                              68,310
     900   Tribune Co.                                                    39,150
   2,100   Viacom, Inc. - Class B*                                        93,177
                                                                    ------------
                                                                         293,703
                                                                    ------------
           MEDICAL SUPPLIES - 2.0%
     200   Bard (C.R.), Inc.                                              11,316
   1,100   Baxter International, Inc.                                     48,895
   1,000   Becton Dickinson & Co.                                         34,450
     100   Biomet, Inc.                                                    2,712
     300   Eaton Corp.                                                    21,825
   1,600   Guidant Corp.*                                                 48,368
     600   Medtronic, Inc.                                                25,710

   The accompanying notes are an integral part of these financial statements.

                                       24

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     200   St. Jude Medical, Inc.*                                  $     14,770
     200   Stryker Corp.                                                  10,702
                                                                    ------------
                                                                         218,748
                                                                    ------------
           METALS - 1.2%
   1,100   Alcan, Inc.                                                    41,272
   2,100   Alcoa, Inc.                                                    69,615
     500   Inco Ltd.*                                                     11,320
     400   United States Steel Corp.                                       7,956
                                                                    ------------
                                                                         130,163
                                                                    ------------
           OIL & GAS - 7.2%
   1,000   Anadarko Petroleum Corp.                                       49,300
   2,600   ChevronTexaco Corp.                                           230,100
     600   Conoco, Inc.                                                   16,680
     700   Devon Energy Corp.                                             34,496
     700   Diamond Offshore Drilling, Inc.                                19,950
   3,100   Dynegy, Inc. - Class A                                         22,320
   1,200   El Paso Corp.                                                  24,732
   9,000   Exxon Mobil Corp.                                             368,280
     300   Royal Dutch Petroleum Co.                                      16,581
     200   Transocean Sedco Forex, Inc.                                    6,230
     100   Valero Energy Corp.                                             3,742
                                                                    ------------
                                                                         792,411
                                                                    ------------
           PHARMACEUTICALS - 10.4%
   1,900   Abbott Laboratories                                            71,535
   2,000   Amgen, Inc.*                                                   83,760
     600   Cardinal Health, Inc.                                          36,846
     800   Forest Laboratories - Class A*                                 56,640
     400   Immunex Corp.*                                                  8,936
   3,300   Johnson & Johnson                                             172,458
   1,900   Lilly (Eli) & Co.                                             107,160
     200   McKesson Corp.                                                  6,540
   1,600   Medimmune, Inc.*                                               42,240
     900   Merck & Co., Inc.                                              45,576
   6,700   Pfizer, Inc.                                                  234,500
   1,800   Pharmacia Corp.                                                67,410
     100   Schering-Plough Corp.                                           2,460
     500   Vertex Pharmaceuticals, Inc.*                                   8,140
     100   Watson Pharmaceuticals, Inc.*                                   2,527
   3,700   Wyeth                                                         189,440
                                                                    ------------
                                                                       1,136,168
                                                                    ------------
           PREPACKAGED SOFTWARE - 4.4%
   1,400   BEA Systems, Inc.*                                       $     13,314
     700   Brocade Communications System, Inc.*                           12,236
     500   Citrix Systems, Inc.*                                           3,020
   7,500   Microsoft Corp.*                                              410,250
   4,500   Oracle Corp.*                                                  42,615
     200   Rational Software Corp.*                                        1,642
     200   Veritas Software Corp.*                                         3,958
                                                                    ------------
                                                                         487,035
                                                                    ------------
           RESTAURANTS - 0.6%
   1,400   McDonald's Corp.                                               39,830
   1,000   Yum! Brands, Inc.*                                             29,250
                                                                    ------------
                                                                          69,080
                                                                    ------------
           RETAILERS - 4.8%
     900   Bed Bath & Beyond, Inc.*                                       33,966
     600   CVS Corp.                                                      18,360
   1,200   Federated Department Stores*                                   47,640
     500   MAY Department Stores Co.                                      16,465
     400   Pier 1 Imports, Inc.                                            8,400
     100   Sears, Roebuck & Co.                                            5,430
   1,800   Target Corp.                                                   68,580
   2,800   TJX Cos, Inc.                                                  54,908
   4,500   Wal-Mart Stores, Inc.                                         247,545
     500   Walgreen Co.                                                   19,315
                                                                    ------------
                                                                         520,609
                                                                    ------------
           TELEPHONE SYSTEMS - 4.2%
   4,000   AT&T Corp.                                                     42,800
   5,800   AT&T Wireless Services, Inc.*                                  33,930
   2,700   Bellsouth Corp.                                                85,050
   2,800   SBC Communications, Inc.                                       85,400
     600   Sprint Corp.(FON Group)                                         6,366
   5,700   Sprint Corp.(PCS Group)*                                       25,479
   4,400   Verizon Communications                                        176,660
                                                                    ------------
                                                                         455,685
                                                                    ------------
           TEXTILES, CLOTHING & FABRICS - 0.6%
     900   Jones Apparel Group, Inc.*                                     33,750
     600   NIKE, Inc.- Class B                                            32,190
                                                                    ------------
                                                                          65,940
                                                                    ------------
           TRANSPORTATION - 0.9%
     700   Burlington Northern Santa Fe Co.                               21,000
   1,500   Carnival Corp.                                                 41,535

   The accompanying notes are an integral part of these financial statements.

                                       25

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
     300   CSX Corp.                                                $     10,515
     200   Norfolk Southern Corp.                                          4,676
     300   Union Pacific Corp.                                            18,984
                                                                    ------------
                                                                          96,710
                                                                    ------------
           TOTAL INVESTMENTS - 99.6%
             (Cost $12,759,678)                                       10,902,975
           Other Assets and Liabilities
             (net) - 0.4%                                                 46,458
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 10,949,433
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           REIT - Real Estate Investment Trust
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 93.3%
           AEROSPACE & DEFENSE - 1.4%
   4,400   Honeywell International, Inc.                            $    155,012
                                                                    ------------
           APPAREL RETAILERS - 1.2%
   9,600   Gap, Inc.                                                     136,320
                                                                    ------------
           BANKING - 16.5%
   4,000   American Express Co.                                          145,280
   2,100   Bank of America Corp.                                         147,756
   4,200   Bank of New York Co., Inc.                                    141,750
   2,200   FHLMC                                                         134,640
   4,800   Fleet Boston Financial Corp.                                  155,280
   2,900   Household International, Inc.                                 144,130
   4,000   JP Morgan Chase & Co.                                         135,680
   4,200   MBNA Corp.                                                    138,894
   8,600   US Bancorp                                                    200,810
   4,500   Wachovia Corp.                                                171,810
   3,900   Washington Mutual, Inc.                                       144,729
   3,500   Wells Fargo Co.                                               175,210
                                                                    ------------
                                                                       1,835,969
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 5.4%
   2,100   General Mills, Inc.                                            92,568
   4,000   Philip Morris Companies, Inc.                                 174,720
   2,600   RJ Reynolds Tobacco Holdings, Inc.                            139,750
   6,400   Safeway, Inc.*                                                186,816
                                                                    ------------
                                                                         593,854
                                                                    ------------
           CHEMICALS - 1.2%
   3,900   Dow Chemical Co.                                              134,082
                                                                    ------------
           COMMUNICATIONS - 5.4%
  13,100   Comverse Technology, Inc.*                                    121,306
  68,800   Lucent Technologies, Inc.*                                    114,208
  10,400   Motorola, Inc.                                                149,968
  14,600   Nokia Oyj - ADR                                               211,408
                                                                    ------------
                                                                         596,890
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 1.9%
  10,600   3Com Corp.*                                                    46,640
  33,400   Sun Microsystems, Inc.*                                       167,334
                                                                    ------------
                                                                         213,974
                                                                    ------------
           COMPUTER SOFTWARE & PROCESSING - 0.0%
     875   Genuity, Inc. - Class A*                                        3,325
                                                                    ------------
           COMPUTERS & INFORMATION - 4.9%
   5,400   Dell Computer Corp.*                                     $    141,156
  13,400   Hewlett-Packard Co.                                           204,752
   1,100   International Business Machines Corp.                          79,200
  19,200   Solectron Corp.*                                              118,080
                                                                    ------------
                                                                         543,188
                                                                    ------------
           ELECTRIC UTILITIES - 1.3%
   3,700   American Electric Power                                       148,074
                                                                    ------------
           ELECTRONICS - 1.7%
     395   Agere Systems, Inc.*                                              553
   9,709   Agere Systems, Inc. - Class B*                                 14,564
   6,300   General Motors Corp. - Class H*                                65,520
   1,200   Intel Corp.                                                    21,924
   2,900   National Semiconductor Corp.*                                  84,593
                                                                    ------------
                                                                         187,154
                                                                    ------------
           ENTERTAINMENT & LEISURE - 3.2%
  17,300   Liberty Media Corp. - Class A*                                173,000
   9,000   News Corp. Ltd - ADR                                          177,750
                                                                    ------------
                                                                         350,750
                                                                    ------------
           FINANCIAL SERVICES - 7.0%
   3,800   Equity Office Properties Trust REIT                           114,380
   2,100   Goldman Sachs Group, Inc.                                     154,035
   4,600   Merrill Lynch & Co.                                           186,300
   3,200   Morgan Stanley Dean Witter & Co.                              137,856
   7,800   Waddell & Reed Financial, Inc. - Class A                      178,776
                                                                    ------------
                                                                         771,347
                                                                    ------------
           FOREST PRODUCTS & PAPER - 3.4%
   4,100   International Paper Co.                                       178,678
   3,200   Kimberly-Clark Corp.                                          198,400
                                                                    ------------
                                                                         377,078
                                                                    ------------
           HEALTH CARE PROVIDERS - 1.5%
   3,500   HCA - The Healthcare Co.                                      166,250
                                                                    ------------
           HEAVY MACHINERY - 1.0%
   1,700   United Technologies Corp.                                     115,430
                                                                    ------------
           INSURANCE - 4.3%
   2,500   American International Group                                  170,575

   The accompanying notes are an integral part of these financial statements.

                                       27

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
   5,000   Manulife Financial Corp.                                 $    143,000
   1,900   XL Capital Ltd. - Class A                                     160,930
                                                                    ------------
                                                                         474,505
                                                                    ------------
           LODGING - 0.7%
   2,275   MGM Mirage, Inc.*                                              76,781
                                                                    ------------
           METALS - 1.9%
   6,500   Alcoa, Inc.                                                   215,475
                                                                    ------------
           OIL & GAS - 9.3%
     800   Anadarko Petroleum Corp.                                       39,440
   3,700   Burlington Resources, Inc.                                    140,600
   5,100   Conoco, Inc.                                                  141,780
   8,900   El Paso Corp.                                                 183,429
   3,600   Marathon Oil Corp.                                             97,632
   2,200   Royal Dutch Petroleum Co.                                     121,594
   2,000   Total Fina SA - ADR                                           161,800
   3,900   Transocean Sedco Forex, Inc.                                  121,485
   4,488   Williams Cos., Inc.                                            26,883
                                                                    ------------
                                                                       1,034,643
                                                                    ------------
           PHARMACEUTICALS - 7.5%
   1,100   Lilly (Eli) & Co.                                              62,040
   1,300   Merck & Co., Inc.                                              65,832
   3,400   Novartis AG - ADR                                             149,022
   4,400   Pfizer, Inc.                                                  154,000
   5,000   Pharmacia Corp.                                               187,250
   8,600   Schering-Plough Corp.                                         211,560
                                                                    ------------
                                                                         829,704
                                                                    ------------
           PREPACKAGED SOFTWARE - 0.3%
   2,100   Computer Associates International, Inc.                        33,369
                                                                    ------------
           RESTAURANTS - 1.5%
   5,800   McDonald's Corp.                                              165,010
                                                                    ------------
           RETAILERS - 2.7%
   2,900   Costco Wholesale Corp.*                                  $    111,998
   4,700   Federated Department Stores*                                  186,590
                                                                    ------------
                                                                         298,588
                                                                    ------------
           TELEPHONE SYSTEMS - 7.3%
  15,200   AT&T Corp.                                                    162,640
  26,700   AT&T Wireless Services, Inc.*                                 156,195
  10,900   Qwest Communications International*                            30,520
   2,700   SBC Communications, Inc.                                       82,350
  11,300   Sprint Corp. (FON Group)                                      119,893
   6,300   Verizon Communications                                        252,945
                                                                    ------------
                                                                         804,543
                                                                    ------------
           TRANSPORTATION - 0.8%
   1,700   Canadian National Railway Co.                                  88,060
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $11,769,830)                                     $ 10,349,375
                                                                    ------------
           PREFERRED STOCK - 0.6%
   1,300   Ford Motor Co. Capital Trust II, 6.5%, due 01/30/32
             (Cost $65,564)                                         $     73,125
                                                                    ------------
           TOTAL INVESTMENTS - 93.9%
             (Cost $11,835,394)                                       10,422,500
           Other Assets and Liabilities
             (net) - 6.1%                                                673,944
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 11,096,444
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           REIT - Real Estate Investment Trust
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 94.2%
           ADVERTISING - 4.1%
   6,100   Interpublic Group Cos., Inc.                             $    151,036
   2,150   Omnicom Group                                                  98,470
                                                                    ------------
                                                                         249,506
                                                                    ------------
           APPAREL RETAILERS - 2.5%
  10,450   Gap, Inc.                                                     148,390
                                                                    ------------
           BANKING - 13.7%
   1,700   Bank of America Corp.                                         119,612
   1,800   Bank of New York Co., Inc.                                     60,750
   2,800   Bank One Corp.                                                107,744
   2,950   Citigroup, Inc.                                               114,312
   2,250   FHLMC                                                         137,700
   3,600   Fleet Boston Financial Corp.                                  116,460
   5,040   JP Morgan Chase & Co.                                         170,957
                                                                    ------------
                                                                         827,535
                                                                    ------------
           BEVERAGES, FOOD & TOBACCO - 1.2%
   2,500   Safeway, Inc.*                                                 72,975
                                                                    ------------
           COMMERCIAL SERVICES - 8.6%
   5,200   Cendant Corp.*                                                 82,576
   4,350   H&R Block, Inc.                                               200,752
   2,300   Robert Half International, Inc.*                               53,590
   7,100   Waste Management, Inc.                                        184,955
                                                                    ------------
                                                                         521,873
                                                                    ------------
           COMMUNICATIONS - 2.8%
   2,900   Koninklijke (Royal) Philips Electronics NV - ADR               80,040
   6,100   Motorola, Inc.                                                 87,962
                                                                    ------------
                                                                         168,002
                                                                    ------------
           DATA PROCESSING AND PREPARATION - 5.6%
   6,850   Ceridian Corp.*                                               130,013
   2,750   First Data Corp.                                              102,300
   5,800   IMS Health, Inc.                                              104,110
                                                                    ------------
                                                                         336,423
                                                                    ------------
           ELECTRIC UTILITIES - 3.3%
   2,700   Duke Energy Corp.                                              83,970
   5,900   Mirant Corp.*                                                  43,070
   3,900   PG&E Corp.*                                                    69,771
                                                                    ------------
                                                                         196,811
                                                                    ------------
           ELECTRONICS - 2.6%
   1,900   Altera Corp.*                                                  25,840
   2,600   Integrated Device Technology, Inc.*                      $     47,164
   2,700   LSI Logic Corp.*                                               23,625
   1,800   Novellus Systems, Inc.*                                        61,200
                                                                    ------------
                                                                         157,829
                                                                    ------------
           ENTERTAINMENT & LEISURE - 3.1%
   4,500   Disney (Walt) Co.                                              85,050
   4,950   Mattel, Inc.                                                  104,346
                                                                    ------------
                                                                         189,396
                                                                    ------------
           FINANCIAL SERVICES - 5.6%
   3,100   Merrill Lynch & Co.                                           125,550
   2,850   Morgan Stanley Dean Witter & Co.                              122,778
   4,940   Stilwell Financial, Inc.                                       89,908
                                                                    ------------
                                                                         338,236
                                                                    ------------
           FOOD RETAILERS - 2.6%
   7,850   Kroger Co.*                                                   156,215
                                                                    ------------
           HEALTH CARE PROVIDERS - 2.6%
     650   Anthem, Inc.*                                                  43,862
   1,250   Health Management Associates, Inc. - Class A*                  25,187
     950   UnitedHealth Group, Inc.                                       86,972
                                                                    ------------
                                                                         156,021
                                                                    ------------
           HEAVY MACHINERY - 3.4%
   1,600   American Standard Cos.*                                       120,160
   1,800   Parker Hannifin Corp.                                          86,022
                                                                    ------------
                                                                         206,182
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 2.6%
  11,750   Tyco International Ltd.                                       158,743
                                                                    ------------
           INSURANCE - 8.7%
   4,250   ACE Ltd.                                                      134,300
   1,350   Cigna Corp.                                                   131,517
     950   MGIC Investment Corp.                                          64,410
   1,950   Radian Group, Inc.                                             95,258
   4,000   UnumProvident Corp.                                           101,800
                                                                    ------------
                                                                         527,285
                                                                    ------------
           LODGING - 1.2%
   2,300   Starwood Hotels & Resorts World                                75,647
                                                                    ------------
           MEDICAL SUPPLIES - 2.3%
   5,100   Waters Corp.*                                                 136,170
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                                       29

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           METALS - 3.0%
   1,450   Alcoa, Inc.                                              $     48,068
   4,900   Masco Corp.                                                   132,839
                                                                    ------------
                                                                         180,907
                                                                    ------------
           OIL & GAS - 8.5%
   5,000   Ensco International, Inc.                                     136,300
   2,650   Nabors Industries Ltd.*                                        93,545
   4,700   Transocean Sedco Forex, Inc.                                  146,405
   3,250   Weatherford International Ltd.*                               140,400
                                                                    ------------
                                                                         516,650
                                                                    ------------
           PHARMACEUTICALS - 2.0%
   2,800   Bristol-Myers Squibb Co.                                       71,960
   1,450   McKesson Corp.                                                 47,415
                                                                    ------------
                                                                         119,375
                                                                    ------------
           PREPACKAGED SOFTWARE - 2.3%
   8,950   Computer Associates International, Inc.                       142,216
                                                                    ------------
           RESTAURANTS - 0.3%
     700   Yum! Brands, Inc.*                                       $     20,475
                                                                    ------------
           RETAILERS - 1.6%
   2,600   Target Corp.                                                   99,060
                                                                    ------------
           TOTAL INVESTMENTS - 94.2%
             (Cost $6,216,799)                                         5,701,922
           Other Assets and Liabilities
             (net) - 5.8%                                                349,950
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $  6,051,872
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           ADR - American Depository Receipt
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2002

                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------                                                            ------------
           COMMON STOCKS - 60.8%
           APPAREL RETAILERS - 0.2%
   2,100   Gap, Inc.                                                $     29,820
                                                                    ------------
           BANKING - 15.8%
  11,950   FHLMC                                                         731,340
  15,300   Fleet Boston Financial Corp.                                  494,955
   3,300   Household International, Inc.                                 164,010
  15,200   JP Morgan Chase & Co.                                         515,584
                                                                    ------------
                                                                       1,905,889
                                                                    ------------
           COMMERCIAL SERVICES - 0.3%
   2,300   Halliburton Co.                                                36,662
                                                                    ------------
           COMMUNICATIONS - 0.9%
   5,550   Echostar Communications Corp. - Class A*                      103,008
                                                                    ------------
           COMPUTER INTEGRATED SYSTEMS DESIGN - 0.9%
  21,800   Sun Microsystems, Inc.*                                       109,218
                                                                    ------------
           COMPUTERS & INFORMATION - 8.3%
  19,600   Cisco Systems, Inc.*                                          273,420
  65,400   EMC Corp.*                                                    493,770
  15,473   Hewlett-Packard Co.                                           236,427
                                                                    ------------
                                                                       1,003,617
                                                                    ------------
           ELECTRIC UTILITIES - 3.8%
   6,650   Exelon Corp.                                                  347,795
   5,050   NiSource, Inc.                                                110,242
                                                                    ------------
                                                                         458,037
                                                                    ------------
           ELECTRONICS - 5.0%
  22,000   Flextronics International Ltd.*                               156,860
  42,700   General Motors Corp. - Class H*                               444,080
                                                                    ------------
                                                                         600,940
                                                                    ------------
           FINANCIAL SERVICES - 3.4%
   2,200   Countrywide Credit Industries, Inc.                           106,150
   7,600   Merrill Lynch & Co.                                           307,800
                                                                    ------------
                                                                         413,950
                                                                    ------------
           HEALTH CARE PROVIDERS - 0.7%
   6,600   Healthsouth Corp.*                                             84,414
                                                                    ------------
           INDUSTRIAL - DIVERSIFIED - 2.0%
  17,900   Tyco International Ltd.                                       241,829
                                                                    ------------
           INSURANCE - 1.6%
   5,500   John Hancock Financial Services                               193,600
                                                                    ------------
           METALS - 2.1%
   6,600   Alcan, Inc.                                              $    247,632
                                                                    ------------
           OIL & GAS - 6.8%
   2,600   Anadarko Petroleum Corp.                                      128,180
     500   Apache Corp.                                                   28,740
  21,600   El Paso Corp.                                                 445,176
   7,000   Transocean Sedco Forex, Inc.                                  218,050
                                                                    ------------
                                                                         820,146
                                                                    ------------
           PREPACKAGED SOFTWARE - 3.0%
  15,300   Computer Associates International, Inc.                       243,117
   2,200   Microsoft Corp.*                                              120,340
                                                                    ------------
                                                                         363,457
                                                                    ------------
           RESTAURANTS - 2.4%
  10,300   McDonald's Corp.                                              293,035
                                                                    ------------
           RETAILERS - 2.7%
   4,330   CVS Corp.                                                     132,498
   9,900   Dollar General Corp.                                          188,397
                                                                    ------------
                                                                         320,895
                                                                    ------------
           TELEPHONE SYSTEMS - 0.9%
   3,200   SBC Communications, Inc.                                       97,600
     678   WorldCom, Inc. - MCI Group                                         61
 109,100   WorldCom, Inc. - WorldCom Group*                                9,819
                                                                    ------------
                                                                         107,480
                                                                    ------------
           TOTAL COMMON STOCKS
             (Cost $9,356,580)                                      $  7,333,629
                                                                    ------------

  PAR
 VALUE
--------
           DEBT OBLIGATIONS - 33.5%
           CORPORATE DEBT - 13.7%
 125,000   AES Corp., 8.75%, due 06/15/08                                 80,625
 225,000   AOL Time Warner, Inc., 7.7%, due 05/01/32                     200,134
  50,000   Citigroup, Inc., 6%, due 02/21/12                              50,293
 275,000   Conseco Finance Trust III, 8.796%, due 04/01/27                50,875
 100,000   Ford Motor Co., 7.45%, due 07/16/31                            93,348
 115,000   General Electric Capital Corp., 6%, due 06/15/12              114,455

   The accompanying notes are an integral part of these financial statements.

                                       31

  PAR                                                                  VALUE
 VALUE                                                                (NOTE 1)
--------                                                            ------------
 125,000   General Motors, 6.75%, due 01/15/06                      $    129,878
 125,000   National Rural Utilities, 6%, due 05/15/06                    128,535
 200,000   Qwest Corp. 144A, 8.875%, due 03/15/12                        179,000
 110,000   Sprint Capital Corp., 8.75%, due 03/15/32                      82,902
 200,000   Textron Financial Corp., 7.125%, due 12/09/04                 210,718
 135,000   Verizon Global Funding Corp., 7.75%, due 12/01/30             130,634
  85,000   Verizon Global Funding Corp., 7.75%, due 06/15/32              82,032
 125,000   WCG Note Trust, 144A, 8.25%, due 03/15/04                     115,708
                                                                    ------------
                                                                       1,649,137
                                                                    ------------
           U.S. GOVERNMENT - 19.8%
 125,000   FNMA, 6.25%, due 02/01/11                                     131,613
  75,000   US Treasury Bond, 5.25%, due 02/15/29                          70,577
  50,000   US Treasury Bond, 6.25%, due 05/15/30                          54,178
  50,000   US Treasury Bond, 10.625%, due 08/15/15                        75,178
 100,000   US Treasury Bond, 12.75%, due 11/15/10                        128,410
 227,873   US Treasury Note, 3.375%, due 04/15/32                        240,869
 425,000   US Treasury Note, 3.5%, due 11/15/06                          417,563
 792,802   US Treasury Note, 3.875%, due 04/15/29                   $    893,761
 200,000   US Treasury Note, 5.75%, due 08/15/10                         213,938
 150,000   US Treasury Note, 5.875%, due 11/15/04                        159,469
                                                                    ------------
                                                                       2,385,556
                                                                    ------------
           TOTAL DEBT OBLIGATIONS
             (Cost $4,149,801)                                      $  4,034,693
                                                                    ------------

 SHARES
--------
           PREFERRED STOCK - 0.0%
      50   Freeport-McMoran Copper & Gold, Inc., Step Up, 7.00%
             (Cost $615)                                            $        980
                                                                    ------------

           TOTAL INVESTMENTS - 94.3%
             (Cost $13,506,996)                                       11,369,302
           Other Assets and Liabilities
             (net) - 5.7%                                                682,155
                                                                    ------------
           TOTAL NET ASSETS - 100.0%                                $ 12,051,457
                                                                    ============

           NOTES TO THE PORTFOLIO OF INVESTMENTS:
           144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2002, the securities were valued at $294,708 or 2.4% of net assets.
           * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2002

                                              EMERGING
                                               GROWTH      AGGRESSIVE      CAPITAL      FOCUSED      DIVERSIFIED     MID CAP
                                               EQUITY        GROWTH     APPRECIATION     EQUITY        MID-CAP        VALUE
                                                FUND          FUND          FUND          FUND          FUND          FUND
                                            ------------  ------------  ------------  ------------  ------------  ------------
ASSETS:
  Investments, at value (Note 1)*           $  5,451,234  $  2,268,959  $  2,434,811  $  6,067,687  $  4,447,424  $  5,564,447
  Cash                                           155,914       227,946       441,704       361,760       141,991       536,924
  Receivable from:
    Securities sold                              133,773            --        10,658        61,852            --            --
    Dividends and Interest                           190           786           659         6,932         4,934         9,824
    Manager (Note 2)                               9,875        12,675        11,440         9,209        10,688         8,544
  Prepaid insurance                                  545           190           213           538           237           198
                                            ------------  ------------  ------------  ------------  ------------  ------------
      Total assets                             5,751,531     2,510,556     2,899,485     6,507,978     4,605,274     6,119,937
                                            ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
  Payable for:
    Securities purchased                          75,492         8,056            --        47,222            --       208,485
  ACCRUED EXPENSES:
    Other                                         46,924        35,622        38,072        45,892        41,196        38,170
                                            ------------  ------------  ------------  ------------  ------------  ------------
      Total liabilities                          122,416        43,678        38,072        93,114        41,196       246,655
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                  $  5,629,115  $  2,466,878  $  2,861,413  $  6,414,864  $  4,564,078  $  5,873,282
                                            ============  ============  ============  ============  ============  ============
NET ASSETS CONSIST OF:
  Paid-in capital                           $ 10,682,151  $  3,089,779  $  3,670,849  $  9,406,491  $  4,801,259  $  5,879,391
  Undistributed net investment income
    (loss)                                       (41,542)       (9,563)      (11,638)      (13,974)          817         5,214
  Accumulated net realized gain (loss) on
    investments                               (4,092,625)     (488,417)     (330,082)   (1,991,524)     (131,810)       15,752
  Net unrealized appreciation
    (depreciation) on investments               (918,869)     (124,921)     (467,716)     (986,129)     (106,188)      (27,075)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                  $  5,629,115  $  2,466,878  $  2,861,413  $  6,414,864  $  4,564,078  $  5,873,282
                                            ============  ============  ============  ============  ============  ============
SHARES OUTSTANDING                               960,115       319,999       375,090       917,769       480,399       549,028
                                            ============  ============  ============  ============  ============  ============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                $       5.86  $       7.71  $       7.63  $       6.99  $       9.50  $      10.70
                                            ============  ============  ============  ============  ============  ============
*Cost of investments                        $  6,370,103  $  2,393,880  $  2,902,527  $  7,053,816  $  4,553,612  $  5,591,522

   The accompanying notes are an integral part of these financial statements.

                                       33

                                               GROWTH         BLUE       DISCIPLINED      VALUE         BASIC
                                               EQUITY         CHIP         EQUITY        EQUITY         VALUE       BALANCED
                                                FUND          FUND          FUND          FUND          FUND          FUND
                                            ------------  ------------  ------------  ------------  ------------  ------------
ASSETS:
  Investments, at value (Note 1)*           $  7,911,274  $  3,480,690  $ 10,902,975  $ 10,422,500  $  5,701,922  $ 11,369,302
  Cash                                           238,039       145,983        75,082       763,466       375,875       631,212
  Receivable from:
    Securities sold                               41,922            --        16,121         6,759        15,224       109,076
    Dividends and Interest                         8,638         3,071        14,007        21,588         6,231        71,076
    Manager (Note 2)                               7,407        11,140         8,063         5,893         8,894         5,030
  Prepaid insurance                                  651           191           918           771           192           845
                                            ------------  ------------  ------------  ------------  ------------  ------------
      Total assets                             8,207,931     3,641,075    11,017,166    11,220,977     6,108,338    12,186,541
                                            ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
  Payable for:
    Securities purchased                          15,588        10,716        15,917        78,082        19,193        86,594
  ACCRUED EXPENSES:
    Other                                         43,988        36,303        51,816        46,451        37,273        48,490
                                            ------------  ------------  ------------  ------------  ------------  ------------
      Total liabilities                           59,576        47,019        67,733       124,533        56,466       135,084
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                  $  8,148,355  $  3,594,056  $ 10,949,433  $ 11,096,444  $  6,051,872  $ 12,051,457
                                            ============  ============  ============  ============  ============  ============
NET ASSETS CONSIST OF:
  Paid-in capital                           $ 10,976,657  $  4,313,534  $ 14,909,187  $ 12,715,106  $  6,711,770  $ 14,408,723
  Undistributed net investment income
    (loss)                                        (2,672)       (2,879)       16,325        28,540        (4,939)      101,482
  Accumulated net realized gain (loss) on
    investments                               (1,104,317)     (233,786)   (2,119,376)     (234,308)     (140,082)     (321,054)
  Net unrealized appreciation
    (depreciation) on investments             (1,721,313)     (482,813)   (1,856,703)   (1,412,894)     (514,877)   (2,137,694)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                  $  8,148,355  $  3,594,056  $ 10,949,433  $ 11,096,444  $  6,051,872  $ 12,051,457
                                            ============  ============  ============  ============  ============  ============
SHARES OUTSTANDING                             1,071,545       450,420     1,514,238     1,201,692       694,746     1,435,032
                                            ============  ============  ============  ============  ============  ============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                $       7.60  $       7.98  $       7.23  $       9.23  $       8.71  $       8.40
                                            ============  ============  ============  ============  ============  ============
*Cost of investments                        $  9,632,587  $  3,963,503  $ 12,759,678  $ 11,835,394  $  6,216,799  $ 13,506,996

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                              EMERGING
                                               GROWTH      AGGRESSIVE      CAPITAL       FOCUSED     DIVERSIFIED    MID CAP
                                               EQUITY        GROWTH     APPRECIATION     EQUITY        MID-CAP       VALUE
                                                FUND          FUND          FUND          FUND          FUND         FUND
                                            ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest                                  $      1,646  $        625  $      1,375  $      1,378  $        506  $      1,400
  Dividends*                                         913         4,854         5,190        29,055        23,367        25,937
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Total investment income                        2,559         5,479         6,565        30,433        23,873        27,337
                                            ------------  ------------  ------------  ------------  ------------  ------------
EXPENSES:
  Investment management fee (Note 2)              34,301        11,432        13,652        33,800        17,459        16,352
  Custody and administration fees                 87,211        77,828        70,757        82,762        75,762        68,708
  Audit fees                                       8,865         5,603         6,744         9,226         7,386         6,665
  Legal fees                                       4,430         1,579         1,963         4,641         2,141         1,888
  Trustees' fees                                   3,029         1,048         1,312         3,175         1,431         1,259
  Printing fees                                    1,553           792           667         1,761           792           634
  Insurance                                        1,108           386           433         1,093           480           404
  Other                                              171            55            74           174            80            72
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Total Expenses                               140,668        98,723        95,602       136,632       105,531        95,982
  Less: Expenses waived/reimbursed by the
    Manager (Note 2)                             (96,567)      (83,681)      (77,399)      (92,225)      (82,252)      (73,859)
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Net operating expenses                          44,101        15,042        18,203        44,407        23,279        22,123
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)                     (41,542)       (9,563)      (11,638)      (13,974)          594         5,214
                                            ------------  ------------  ------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions                     (564,017)     (149,980)     (261,808)     (430,116)      (38,345)       44,103
  Net change in unrealized appreciation
    (depreciation)
    Investments                               (1,531,581)     (319,398)     (502,274)   (1,029,079)     (232,039)     (228,812)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)       (2,095,598)     (469,378)     (764,082)   (1,459,195)     (270,384)     (184,709)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $ (2,137,140) $   (478,941) $   (775,720) $ (1,473,169) $   (269,790) $   (179,495)
                                            ============  ============  ============  ============  ============  ============
*Net of foreign taxes withheld of:          $          9  $         --  $         95  $         --  $         50  $        134

   The accompanying notes are an integral part of these financial statements.

                                       35

                                               GROWTH         BLUE       DISCIPLINED      VALUE         BASIC
                                               EQUITY         CHIP         EQUITY        EQUITY         VALUE       BALANCED
                                                FUND          FUND          FUND          FUND          FUND          FUND
                                            ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest                                  $      1,258  $        730  $        473  $      3,469  $      1,323  $    112,413
  Dividends*                                      45,264        15,337        76,025        84,401        18,304        54,041
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Total investment income                       46,522        16,067        76,498        87,870        19,627       166,454
                                            ------------  ------------  ------------  ------------  ------------  ------------
EXPENSES:
  Investment management fee (Note 2)              36,360        14,209        42,994        43,149        18,421        45,444
  Custody and administration fees                 73,876        71,644        83,155        75,683        70,653        75,479
  Audit fees                                      10,401         6,244        13,729        12,225         6,906        12,733
  Legal fees                                       5,325         1,748         7,225         6,364         1,944         6,642
  Trustees' fees                                   3,651         1,161         4,957         4,364         1,293         4,550
  Printing fees                                    2,021           585         2,523         2,215           651         2,312
  Insurance                                        1,325           388         1,867         1,569           390         1,718
  Other                                              206            66           279           244            75           250
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Total Expenses                               133,165        96,045       156,729       145,813       100,333       149,128
  Less: Expenses waived/reimbursed by the
    Manager (Note 2)                             (83,971)      (77,099)      (96,537)      (86,483)      (75,767)      (86,645)
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Net operating expenses                          49,194        18,946        60,192        59,330        24,566        62,483
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INVESTMENT INCOME (LOSS)                      (2,672)       (2,879)       16,306        28,540        (4,939)      103,971
                                            ------------  ------------  ------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    Investment transactions                     (465,627)     (175,921)     (613,296)      (37,788)      (25,347)     (320,666)
  Net change in unrealized appreciation
    (depreciation) Investments                (1,104,164)     (450,513)   (1,388,787)   (1,533,363)     (564,504)   (1,786,062)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)       (1,569,791)     (626,434)   (2,002,083)   (1,571,151)     (589,851)   (2,106,728)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $ (1,572,463) $   (629,313) $ (1,985,777) $ (1,542,611) $   (594,790) $ (2,002,757)
                                            ============  ============  ============  ============  ============  ============
    *Net of foreign taxes withheld of:      $        331  $         68  $        230  $      1,616  $         96  $        290

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                  EMERGING GROWTH                AGGRESSIVE                  CAPITAL
                                                    EQUITY FUND                  GROWTH FUND            APPRECIATION FUND
                                            --------------------------  --------------------------  --------------------------
                                             SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                               ENDED                       ENDED                       ENDED
                                              JUNE 30,     YEAR ENDED     JUNE 30,    PERIOD ENDED    JUNE 30,    PERIOD ENDED
                                                2002      DECEMBER 31,      2002      DECEMBER 31,      2002      DECEMBER 31,
                                             (UNAUDITED)      2001       (UNAUDITED)     2001(a)      (UNAUDITED)    2001(a)
                                            ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)            $    (41,542) $    (77,566) $     (9,563) $     (7,347) $    (11,638) $     (7,013)
    Net realized gain (loss)                    (564,017)   (3,187,901)     (149,980)     (338,555)     (261,808)      (68,274)
    Net change in unrealized appreciation
      (depreciation)                          (1,531,581)    1,721,037      (319,398)      194,477      (502,274)       34,558
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from operations               (2,137,140)   (1,544,430)     (478,941)     (151,425)     (775,720)      (40,729)
                                            ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                   --        (2,118)           --            --            --            --
                                            ------------  ------------  ------------  ------------  ------------  ------------
       Total distributions to shareholders            --        (2,118)           --            --            --            --
                                            ------------  ------------  ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                    576,595     1,008,029       908,852     2,685,416       615,570     3,089,524
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                   --         2,118            --            --            --            --
    Cost of shares repurchased                  (234,594)     (754,448)     (496,894)         (130)      (24,650)       (2,582)
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from Fund share
        transactions                             342,001       255,699       411,958     2,685,286       590,920     3,086,942
                                            ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS                    (1,795,139)   (1,290,849)      (66,983)    2,533,861      (184,800)    3,046,213
NET ASSETS:
    Beginning of period                        7,424,254     8,715,103     2,533,861            --     3,046,213            --
                                            ------------  ------------  ------------  ------------  ------------  ------------
    End of period*                          $  5,629,115  $  7,424,254  $  2,466,878  $  2,533,861  $  2,861,413  $  3,046,213
                                            ============  ============  ============  ============  ============  ============
    *Including undistibuted net
      investment income (loss)              $    (41,542) $         --  $     (9,563) $         --  $    (11,638) $         --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                       37

                                                      FOCUSED                  DIVERSIFIED                   MID CAP
                                                    EQUITY FUND                MID-CAP FUND                 VALUE FUND
                                            --------------------------  --------------------------  --------------------------
                                             SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                               ENDED                       ENDED                       ENDED
                                              JUNE 30,     YEAR ENDED     JUNE 30,    PERIOD ENDED    JUNE 30,    PERIOD ENDED
                                                2002      DECEMBER 31,      2002      DECEMBER 31,      2002      DECEMBER 31,
                                             (UNAUDITED)      2001       (UNAUDITED)     2001(a)     (UNAUDITED)     2001(a)
                                            ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)            $    (13,974) $    (31,980) $        594  $      1,577  $      5,214  $      9,577
    Net realized gain (loss)                    (430,116)   (1,454,413)      (38,345)      (93,810)       44,103       (28,351)
    Net change in unrealized appreciation
      (depreciation)                          (1,029,079)      319,784      (232,039)      125,851      (228,812)      201,737
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from operations               (1,473,169)   (1,166,609)     (269,790)       33,618      (179,495)      182,963
                                            ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                        --            --            --        (2,128)           --        (9,650)
    From net realized capital gains                   --        (4,583)           --            --            --            --
                                            ------------  ------------  ------------  ------------  ------------  ------------
       Total distributions to shareholders            --        (4,583)           --        (2,128)           --        (9,650)
                                            ------------  ------------  ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                    742,813     1,316,869     1,636,269     3,232,632     3,400,246     2,625,506
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                   --         4,583            --         2,128            --         9,650
    Cost of shares repurchased                  (409,811)     (241,509)      (63,775)       (4,876)     (154,259)       (1,679)
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in net assets resulting
      from Fund share transactions               333,002     1,079,943     1,572,494     3,229,884     3,245,987     2,633,477
                                            ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS                    (1,140,167)      (91,249)    1,302,704     3,261,374     3,066,492     2,806,790
NET ASSETS:
    Beginning of period                        7,555,031     7,646,280     3,261,374            --     2,806,790            --
                                            ------------  ------------  ------------  ------------  ------------  ------------
    End of period*                          $  6,414,864  $  7,555,031  $  4,564,078  $  3,261,374  $  5,873,282  $  2,806,790
                                            ============  ============  ============  ============  ============  ============
    *Including undistibuted net investment
      income (loss)                         $    (13,974) $         --  $        817  $        223  $      5,214  $         --

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                       38

                                                     GROWTH                     BLUE CHIP                  DISCIPLINED
                                                   EQUITY FUND                     FUND                    EQUITY FUND
                                            --------------------------  --------------------------  --------------------------
                                             SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                               ENDED                       ENDED                       ENDED
                                              JUNE 30,     YEAR ENDED     JUNE 30,    PERIOD ENDED    JUNE 30,     YEAR ENDED
                                                2002      DECEMBER 31,      2002      DECEMBER 31,      2002      DECEMBER 31,
                                             (UNAUDITED)      2001       (UNAUDITED)     2001(a)     (UNAUDITED)      2001
                                            ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)            $     (2,672) $     (2,500) $     (2,879) $     (2,184) $     16,306  $     27,523
    Net realized gain (loss)                    (465,627)     (616,955)     (175,921)      (57,865)     (613,296)   (1,218,536)
    Net change in unrealized appreciation
      (depreciation)                          (1,104,164)     (655,061)     (450,513)      (32,300)   (1,388,787)     (289,446)
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from operations               (1,572,463)   (1,274,516)     (629,313)      (92,349)   (1,985,777)   (1,480,459)
                                            ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                        --            --            --            --            --       (27,656)
    From net realized capital gains                   --          (296)           --            --            --            --
                                            ------------  ------------  ------------  ------------  ------------  ------------
       Total distributions to shareholders            --          (296)           --            --            --       (27,656)
                                            ------------  ------------  ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                  1,855,707     1,843,285     1,613,959     2,737,243     1,468,951     1,426,116
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                   --           296            --            --            --        27,656
    Cost of shares repurchased                  (784,084)     (377,697)       (7,381)      (28,103)     (153,620)     (333,039)
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from Fund share
      transactions                             1,071,623     1,465,884     1,606,578     2,709,140     1,315,331     1,120,733
                                            ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS                      (500,840)      191,072       977,265     2,616,791      (670,446)     (387,382)
NET ASSETS:
    Beginning of period                        8,649,195     8,458,123     2,616,791            --    11,619,879    12,007,261
                                            ------------  ------------  ------------  ------------  ------------  ------------
    End of period*                          $  8,148,355  $  8,649,195  $  3,594,056  $  2,616,791  $ 10,949,433  $ 11,619,879
                                            ============  ============  ============  ============  ============  ============

    *Including undistibuted net investment
      income (loss)                         $     (2,672) $         --  $     (2,879) $         --  $     16,325  $         19

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

                                       39

                                                      VALUE                       BASIC                      BALANCED
                                                   EQUITY FUND                  VALUE FUND                     FUND
                                            --------------------------  --------------------------  --------------------------
                                             SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                               ENDED                       ENDED                       ENDED
                                              JUNE 30,     YEAR ENDED     JUNE 30,    PERIOD ENDED    JUNE 30,     YEAR ENDED
                                                2002      DECEMBER 31,      2002      DECEMBER 31,      2002      DECEMBER 31,
                                             (UNAUDITED)      2001       (UNAUDITED)     2001(a)     (UNAUDITED)      2001
                                            ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss)            $     28,540  $     50,999  $     (4,939) $        252  $    103,971  $    184,486
    Net realized gain (loss)                     (37,788)     (184,981)      (25,347)     (114,735)     (320,666)      714,594
    Net change in unrealized appreciation
      (depreciation)                          (1,533,363)     (347,923)     (564,504)       49,627    (1,786,062)     (782,649)
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets
      resulting from operations               (1,542,611)     (481,905)     (594,790)      (64,856)   (2,002,757)      116,431
                                            ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                        --       (51,836)           --          (358)           --      (186,975)
    From net realized capital gains                   --      (230,025)           --            --            --      (540,651)
                                            ------------  ------------  ------------  ------------  ------------  ------------
       Total distributions to shareholders            --      (281,861)           --          (358)           --      (727,626)
                                            ------------  ------------  ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold                  2,504,290     2,951,168     3,857,079     2,911,516     3,798,496     3,029,426
    Net asset value of shares issued to
      shareholders on reinvestment of
      distributions                                   --       281,861            --           358            --       727,626
    Cost of shares repurchased                  (140,913)     (709,881)      (52,015)       (5,062)     (384,658)     (294,918)
                                            ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in net assets resulting
      from Fund share transactions             2,363,377     2,523,148     3,805,064     2,906,812     3,413,838     3,462,134
                                            ------------  ------------  ------------  ------------  ------------  ------------
TOTAL CHANGE IN NET ASSETS                       820,766     1,759,382     3,210,274     2,841,598     1,411,081     2,850,939
NET ASSETS:
    Beginning of period                       10,275,678     8,516,296     2,841,598            --    10,640,376     7,789,437
                                            ------------  ------------  ------------  ------------  ------------  ------------
    End of period*                          $ 11,096,444  $ 10,275,678  $  6,051,872  $  2,841,598  $ 12,051,457  $ 10,640,376
                                            ============  ============  ============  ============  ============  ============
    *Including undistibuted net investment
      income (loss)                         $     28,540  $         --  $     (4,939) $         --  $    101,482  $     (2,489)

(a) Fund commenced operations on August 14, 2001.

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                         ENDED                    PERIOD ENDED
                                                        JUNE 30,                  DECEMBER 31,                YEAR ENDED
                                                          2002            -----------------------------      DECEMBER 31,
                                                       (UNAUDITED)           2001               2000            1999(a)
                                                       -----------        ----------         ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.14         $     9.89         $    17.49       $    10.00
                                                       ----------         ----------         ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                              (0.04)             (0.09)             (0.16)+          (0.03)
    Net realized and unrealized gain (loss)                 (2.24)             (1.66)             (5.06)            7.52
                                                       ----------         ----------         ----------       ----------
        Total from investment operations                    (2.28)             (1.75)             (5.22)            7.49
                                                       ----------         ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                            --              (0.00)(b)          (2.38)              --
                                                       ----------         ----------         ----------       ----------
        Total distributions                                    --              (0.00)             (2.38)              --
                                                       ----------         ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                         $     5.86         $     8.14         $     9.89       $    17.49
                                                       ==========         ==========         ==========       ==========

TOTAL RETURN                                               (28.01)%*          (17.84)%           (30.13)%          74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                  $    5,629         $    7,424         $    8,715       $    9,119
    Net expenses to average daily net assets                 1.35%**            1.35%              1.35%            1.35%**
    Net investment loss to average daily net assets         (1.27)%**          (1.07)%            (0.96)%          (1.04)%**
    Portfolio turnover rate                                    89%               137%               152%              47%
    Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses
      and net investment income (loss) to average
      net assets would have been:
        Expenses                                             4.31%**            4.10%              3.29%            3.96%**
        Net investment loss                                 (4.23)%**          (3.82)%            (2.90)%          (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Distributions from net realized cap gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              SIX MONTHS
                                                                                ENDED
                                                                               JUNE 30,      PERIOD ENDED
                                                                                 2002        DECEMBER 31,
                                                                              (UNAUDITED)       2001(a)
                                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $   9.37        $  10.00
                                                                               --------        --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                                    (0.03)          (0.03)+
    Net realized and unrealized gain (loss)                                       (1.63)          (0.60)
                                                                               --------        --------
        Total from investment operations                                          (1.66)          (0.63)
                                                                               --------        --------
NET ASSET VALUE, END OF PERIOD                                                 $   7.71        $   9.37
                                                                               ========        ========
TOTAL RETURN                                                                     (17.72)%*        (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                          $  2,467        $  2,534
    Net expenses to average daily net assets                                       1.25%**         1.25%**
    Net investment loss to average daily net assets                               (0.79)%**       (0.84)%**
    Portfolio turnover rate                                                         153%            101%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                   8.20%**         8.60%**
      Net investment loss                                                         (7.75)%**       (8.19)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              SIX MONTHS
                                                                                ENDED
                                                                               JUNE 30,      PERIOD ENDED
                                                                                 2002        DECEMBER 31,
                                                                             (UNAUDITED)        2001(a)
                                                                             -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $   9.84        $  10.00
                                                                               --------        --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                                    (0.03)          (0.02)+
    Net realized and unrealized gain (loss)                                       (2.18)          (0.14)
                                                                               --------        --------
        Total from investment operations                                          (2.21)          (0.16)
                                                                               --------        --------
NET ASSET VALUE, END OF PERIOD                                                 $   7.63        $   9.84
                                                                               ========        ========
TOTAL RETURN                                                                     (22.46)%*        (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                          $  2,861        $  3,046
    Net expenses to average daily net assets                                       1.20%**         1.20%**
    Net investment loss to average daily net assets                               (0.77)%**       (0.66)%**
    Portfolio turnover rate                                                          37%             17%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                   6.30%**         6.87%**
        Net investment loss                                                       (5.87)%**       (6.33)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                          ENDED                 YEAR ENDED
                                                        JUNE 30,               DECEMBER 31,               PERIOD ENDED
                                                          2002         -----------------------------      DECEMBER 31,
                                                       (UNAUDITED)        2001               2000            1999(a)
                                                       -----------     ----------         ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.62      $    10.20         $    12.07       $    10.00
                                                       ----------      ----------         ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                              (0.02)          (0.04)             (0.06)+          (0.01)
    Net realized and unrealized gain (loss)                 (1.61)          (1.53)             (1.36)            2.08
                                                       ----------      ----------         ----------       ----------
       Total from investment operations                     (1.63)          (1.57)             (1.42)            2.07
                                                       ----------      ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                            --           (0.01)             (0.45)              --
                                                       ----------      ----------         ----------       ----------
       Total distributions                                     --           (0.01)             (0.45)              --
                                                       ----------      ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                         $     6.99      $     8.62         $    10.20       $    12.07
                                                       ==========      ==========         ==========       ==========
TOTAL RETURN                                               (18.91)%*       (15.44)%           (11.82)%          20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                  $    6,415      $    7,555         $    7,646       $    6,564
    Net expenses to average daily net assets                 1.25%**         1.25%              1.25%            1.25%**
    Net investment loss to average daily net
      assets                                                (0.39)%**       (0.45)%            (0.50)%          (0.36)%**
    Portfolio turnover rate                                    64%            103%                87%              26%
    Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses
      and net investment income (loss) to average
      net assets would have been:
        Expenses                                             3.84%**         3.90%              3.68%            4.54%**
        Net investment loss                                 (2.98)%**       (3.10)%            (2.93)%          (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            SIX MONTHS
                                                                                               ENDED
                                                                                             JUNE 30,      PERIOD ENDED
                                                                                               2002        DECEMBER 31,
                                                                                           (UNAUDITED)        2001(a)
                                                                                           -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $  10.04        $  10.00
                                                                                             --------        --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                                                   0.00+(b)        0.01+
    Net realized and unrealized gain (loss)                                                     (0.54)           0.04
                                                                                             --------        --------
        Total from investment operations                                                        (0.54)           0.05
                                                                                             --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     --           (0.01)
                                                                                             --------        --------
        Total distributions                                                                        --           (0.01)
                                                                                             --------        --------
NET ASSET VALUE, END OF PERIOD                                                               $   9.50        $  10.04
                                                                                             ========        ========

TOTAL RETURN                                                                                    (5.38)%*         0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                        $  4,564        $  3,261
    Net expenses to average daily net assets                                                     1.20%**         1.20%**
    Net investment income to average daily net assets                                            0.03%**         0.14%**
    Portfolio turnover rate                                                                        65%             45%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                                 5.44%**         7.19%**
        Net investment loss                                                                     (4.21)%**       (5.85)%**

(a)  Fund commenced operations on August 14, 2001.
(b)  Net investment income was less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            SIX MONTHS
                                                                                              ENDED
                                                                                             JUNE 30,      PERIOD ENDED
                                                                                               2002        DECEMBER 31,
                                                                                            (UNAUDITED)       2001(a)
                                                                                            -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $  10.67        $  10.00
                                                                                             --------        --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                                                   0.01            0.04+
    Net realized and unrealized gain (loss)                                                      0.02            0.67
                                                                                             --------        --------
        Total from investment operations                                                         0.03            0.71
                                                                                             --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     --           (0.04)
                                                                                             --------        --------
        Total distributions                                                                        --           (0.04)
                                                                                             --------        --------
NET ASSET VALUE, END OF PERIOD                                                               $  10.70        $  10.67
                                                                                             ========        ========
TOTAL RETURN                                                                                     0.28%*          7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                        $  5,873        $  2,807
    Net expenses to average daily net assets                                                     1.15%**         1.15%**
    Net investment income to average daily net assets                                            0.27%**         1.01%**
    Portfolio turnover rate                                                                        30%             33%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                                 4.99%**         7.18%**
        Net investment loss                                                                     (3.57)%**       (5.02)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                          ENDED                  YEAR ENDED
                                                        JUNE 30,                DECEMBER 31,              PERIOD ENDED
                                                          2002         -----------------------------      DECEMBER 31,
                                                       (UNAUDITED)        2001               2000            1999(a)
                                                       -----------     ----------         ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     9.13      $    10.66         $    12.07       $    10.00
                                                       ----------      ----------         ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                              (0.00)(b)       (0.00)(b)          (0.01)           (0.00)(b)
    Net realized and unrealized gain (loss)                 (1.53)          (1.53)             (1.00)            2.08
                                                       ----------      ----------         ----------       ----------
       Total from investment operations                     (1.53)          (1.53)             (1.01)            2.08
                                                       ----------      ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains                            --           (0.00)(c)          (0.40)           (0.01)
                                                       ----------      ----------         ----------       ----------
       Total distributions                                     --           (0.00)             (0.40)           (0.01)
                                                       ----------      ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                         $     7.60      $     9.13         $    10.66       $    12.07
                                                       ==========      ==========         ==========       ==========
TOTAL RETURN                                               (16.85)%*       (14.26)%            (8.44)%          20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                  $    8,148      $    8,649         $    8,458       $    6,384
    Net expenses to average daily net assets                 1.15%**         1.15%              1.15%            1.15%**
    Net investment loss to average daily net assets         (0.06)%**       (0.03)%            (0.11)%          (0.05)%**
    Portfolio turnover rate                                     9%             10%                35%              13%
    Without the waiver/reimbursement of expenses by
      the Manager, the ratio of net expenses and net
      investment income (loss) to average net assets
      would have been:
        Expenses                                             3.11%**         3.19%              3.50%            4.38%**
        Net investment loss                                 (2.03)%**       (2.07)%            (2.46)%          (3.28)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Net investment loss was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            SIX MONTHS
                                                                                              ENDED
                                                                                             JUNE 30,      PERIOD ENDED
                                                                                               2002        DECEMBER 31,
                                                                                            (UNAUDITED)       2001(a)
                                                                                            -----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $   9.62        $  10.00
                                                                                             --------        --------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                                                  (0.01)          (0.01)+
    Net realized and unrealized gain (loss)                                                     (1.63)          (0.37)
                                                                                             --------        --------
       Total from investment operations                                                         (1.64)          (0.38)
                                                                                             --------        --------
NET ASSET VALUE, END OF PERIOD                                                               $   7.98        $   9.62
                                                                                             ========        ========
TOTAL RETURN                                                                                   (17.05)%*        (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                                                        $  3,594        $  2,617
    Net expenses to average daily net assets                                                     1.20%**         1.20%**
    Net investment loss to average daily net assets                                             (0.18)%**       (0.24)%**
    Portfolio turnover rate                                                                        41%             14%
    Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                                 6.08%**         7.69%**
        Net investment loss                                                                     (5.07)%**       (6.73)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                                          ENDED                YEAR ENDED
                                                        JUNE 30,               DECEMBER 31,               PERIOD ENDED
                                                          2002         -----------------------------      DECEMBER 31,
                                                       (UNAUDITED)        2001               2000            1999(a)
                                                       -----------     ----------         ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.59      $     9.77         $    11.13       $    10.00
                                                       ----------      ----------         ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                               0.01            0.02               0.03             0.01
    Net realized and unrealized gain (loss)                 (1.37)          (1.18)             (1.25)            1.16
                                                       ----------      ----------         ----------       ----------
        Total from investment operations                    (1.36)          (1.16)             (1.22)            1.17
                                                       ----------      ----------         ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 --           (0.02)             (0.03)           (0.01)
    From net realized capital gains                            --              --              (0.11)           (0.03)
                                                       ----------      ----------         ----------       ----------
        Total distributions                                    --           (0.02)             (0.14)           (0.04)
                                                       ----------      ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                         $     7.23      $     8.59         $     9.77       $    11.13
                                                       ==========      ==========         ==========       ==========
TOTAL RETURN                                               (15.83)%*       (11.87)%           (11.05)%          11.73%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                  $   10,949      $   11,620         $   12,007       $   11,317
    Net expenses to average daily net assets                 1.05%**         1.05%              1.05%            1.05%**
    Net investment income to average daily net
      assets                                                 0.28%**         0.24%              0.27%            0.54%**
    Portfolio turnover rate                                    24%             54%                70%              17%
    Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses
      and net investment income (loss) to average
      net assets would have been:
        Expenses                                             2.73%**         2.75%              2.62%            2.59%**
        Net investment loss                                 (1.40)%**       (1.46)%            (1.30)%          (1.00)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                  ENDED                    YEAR ENDED
                                                                 JUNE 30,                 DECEMBER 31,           PERIOD ENDED
                                                                  2002           ----------------------------    DECEMBER 31,
                                                               (UNAUDITED)           2001            2000          1999(a)
                                                               ------------      ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $      10.60      $      11.45    $      10.74    $      10.00
                                                               ------------      ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                         0.02              0.06            0.09            0.02
    Net realized and unrealized gain (loss)                           (1.39)            (0.60)           1.56            0.74
                                                               ------------      ------------    ------------    ------------
        Total from investment operations                              (1.37)            (0.54)           1.65            0.76
                                                               ------------      ------------    ------------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                           --             (0.06)          (0.08)          (0.02)
    From net realized capital gains                                      --             (0.25)          (0.86)             --
                                                               ------------      ------------    ------------    ------------
        Total distributions                                              --             (0.31)          (0.94)          (0.02)
                                                               ------------      ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                                 $       9.23      $      10.60    $      11.45    $      10.74
                                                               ============      ============    ============    ============
TOTAL RETURN                                                         (12.92)%*          (4.88)%         15.35%           7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $     11,096      $     10,276    $      8,516    $      5,566
    Net expenses to average daily net assets                           1.10%**           1.10%           1.10%           1.10%**
    Net investment income to average daily net assets                  0.53%**           0.54%           0.79%           0.64%**
    Portfolio turnover rate                                              21%               44%             74%             18%
    Without the waiver/reimbursement of expenses by the
      Manager, the ratio of net expenses and net investment
      income (loss) to average net assets would have been:
        Expenses                                                       2.70%**           2.90%           3.69%           4.56%**
        Net investment loss                                           (1.07)%**         (1.26)%         (1.80)%         (2.82)%**

(a) Fund commenced operations on October 1, 1999.
  * Not Annualized.
 ** Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                  ENDED
                                                                 JUNE 30,        PERIOD ENDED
                                                                   2002          DECEMBER 31,
                                                               (UNAUDITED)         2001(a)
                                                               ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       9.63      $      10.00
                                                               ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                        (0.01)             0.00(b)+
    Net realized and unrealized gain (loss)                           (0.91)            (0.37)
                                                               ------------      ------------
        Total from investment operations                              (0.92)            (0.37)
                                                               ------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                           --             (0.00)(c)
                                                               ------------      ------------
        Total distributions                                              --             (0.00)
                                                               ------------      ------------
NET ASSET VALUE, END OF PERIOD                                 $       8.71      $       9.63
                                                               ============      ============
TOTAL RETURN                                                          (9.55)%*          (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $      6,052      $      2,842
    Net expenses to average daily net assets                           1.20%**           1.20%**
    Net investment income (loss) to average daily net assets          (0.24)%**          0.03%**
    Portfolio turnover rate                                              15%               11%
    Without the waiver/reimbursement of expenses by the
      Manager, the ratio of net expenses and net investment
      income (loss) to average net assets would have been:
        Expenses                                                       4.90%**           7.40%**
        Net investment loss                                           (3.94)%**         (6.17)%**

(a) Fund commenced operations on August 14, 2001.
(b) Net investment income was less than $0.01 per share.
(c) Distributions from net investment income were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                  ENDED                  YEAR ENDED
                                                                 JUNE 30,               DECEMBER 31,           PERIOD ENDED
                                                                  2002         ----------------------------    DECEMBER 31,
                                                               (UNAUDITED)        2001(a)          2000           1999(b)
                                                               ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       9.95    $      10.45    $      10.28    $      10.00
                                                               ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment gain (loss)                                         0.07            0.20            0.31+           0.06
    Net realized and unrealized gain (loss)                           (1.62)           0.04            0.60            0.28
                                                               ------------    ------------    ------------    ------------
        Total from investment operations                              (1.55)           0.24            0.91            0.34
                                                               ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                           --           (0.20)          (0.32)          (0.06)
    From net realized capital gains                                      --           (0.54)          (0.42)          (0.00)(c)
                                                               ------------    ------------    ------------    ------------
        Total distributions                                              --           (0.74)          (0.74)          (0.06)
                                                               ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                                 $       8.40    $       9.95    $      10.45    $      10.28
                                                               ============    ============    ============    ============
TOTAL RETURN                                                         (15.58)%*         2.24%           8.88%           3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)                          $     12,051    $     10,640    $      7,789    $      5,248
    Net expenses to average daily net assets                           1.10%**         1.10%           1.10%           1.10%**
    Net investment income to average daily net assets                  1.83%**         2.01%           3.01%           2.31%**
    Portfolio turnover rate                                              37%            118%            101%             35%
    Without the waiver/reimbursement of expenses by the
      Manager, the ratio of net expenses and net investment
      income (loss) to average net assets would have been:
        Expenses                                                       2.63%**         2.95%           3.87%           4.60%**
        Net investment income (loss)                                   0.31%**         0.17%           0.24%          (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b) Fund commenced operations on October 1, 1999.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  * Not Annualized.
 ** Annualized.
  + Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of twelve portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Focused Equity Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Growth Equity Fund, the Blue Chip Fund, the Disciplined Equity Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing primarily in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of medium-capitalization companies. The Growth Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in common stocks of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 (S&P 500) Composite Stock Price Index. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Trustees.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. For the six months ended June 30, 2002, the Funds did not enter into any foreign security transactions.

OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of June 30, 2002.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses which are not directly attributed to a specific Fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES
Each Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                              FUND                            MANAGEMENT FEES
          -------------------------------------------------   ---------------
          Emerging Growth Equity Fund                              1.05%
          Aggressive Growth Fund                                   0.95%
          Capital Appreciation Fund                                0.90%
          Focused Equity Fund                                      0.95%
          Diversified Mid-Cap Fund                                 0.90%
          Mid Cap Value Fund                                       0.85%
          Growth Equity Fund                                       0.85%
          Blue Chip Fund                                           0.90%
          Disciplined Equity Fund                                  0.75%
          Value Equity Fund                                        0.80%
          Basic Value Fund                                         0.90%
          Balanced Fund                                            0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

                     FUND                               ADVISER
          ------------------------------   --------------------------------------
          Emerging Growth Equity Fund      RS Investment Management, L.P.
          Aggressive Growth Fund           Van Kampen Asset Management Inc.
          Capital Appreciation Fund        Janus Capital Management LLC
          Focused Equity Fund              Van Kampen
          Diversified Mid-Cap Fund         Fidelity Management & Research Company
          Mid Cap Value Fund               Van Kampen Asset Management Inc.
          Growth Equity Fund               Goldman Sachs Asset Management
          Blue Chip Fund                   A I M Capital Management, Inc.
          Disciplined Equity Fund          J.P. Morgan Investment Management Inc.
          Value Equity Fund                Salomon Brothers Asset Management Inc
          Basic Value Fund                 A I M Capital Management, Inc.
          Balanced Fund                    OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. The Manager is contractually obligated to continue this arrangement through at least April 30, 2003. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities.

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At June 30, 2002, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were as follows:

                                                                   U.S.
                                                                GOVERNMENT      OTHER LONG-
                                                                SECURITIES    TERM SECURITIES
                                                               ------------   ---------------
    Purchases
          Emerging Growth Equity Fund                          $         --     $  5,829,208
          Aggressive Growth Fund                                         --        3,929,989
          Capital Appreciation Fund                                      --        1,411,152
          Focused Equity Fund                                            --        4,508,139
          Diversified Mid-Cap Fund                                       --        4,090,887
          Mid Cap Value Fund                                             --        4,129,351
          Growth Equity Fund                                             --        1,777,406
          Blue Chip Fund                                                 --        2,829,853
          Disciplined Equity Fund                                        --        4,119,049
          Value Equity Fund                                              --        4,588,265
          Basic Value Fund                                               --        4,145,441
          Balanced Fund                                             633,789        7,654,984

                                                                   U.S.
                                                                GOVERNMENT      OTHER LONG-
                                                                SECURITIES    TERM SECURITIES
                                                               ------------   ---------------
     Sales
          Emerging Growth Equity Fund                          $         --     $  5,581,169
          Aggressive Growth Fund                                         --        3,564,611
          Capital Appreciation Fund                                      --          993,278
          Focused Equity Fund                                            --        4,375,212
          Diversified Mid-Cap Fund                                       --        2,507,646
          Mid Cap Value Fund                                             --        1,140,012
          Growth Equity Fund                                             --          716,253
          Blue Chip Fund                                                 --        1,259,199
          Disciplined Equity Fund                                        --        2,763,721
          Value Equity Fund                                              --        2,130,965
          Basic Value Fund                                               --          605,343
          Balanced Fund                                                  --        3,753,948

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at June 30, 2002:

                                                        FEDERAL      TAX BASIS      TAX BASIS
                                                      INCOME TAX     UNREALIZED     UNREALIZED   NET UNREALIZED
                                                         COST       APPRECIATION   DEPRECIATION   DEPRECIATION
                                                     ------------   ------------   ------------  --------------
          Emerging Growth Equity Fund                $  6,370,103   $    344,230   $ (1,263,099)  $   (918,869)
          Aggressive Growth Fund                        2,393,880         88,689       (213,610)      (124,921)
          Capital Appreciation Fund                     2,902,527         41,456       (509,172)      (467,716)
          Focused Equity Fund                           7,053,816         60,553     (1,046,682)      (986,129)
          Diversified Mid-Cap Fund                      4,553,612        296,147       (402,335)      (106,188)
          Mid Cap Value Fund                            5,591,522        296,371       (323,446)       (27,075)
          Growth Equity Fund                            9,632,587        465,285     (2,186,598)    (1,721,313)
          Blue Chip Fund                                3,963,503         51,682       (534,495)      (482,813)
          Disciplined Equity Fund                      12,759,678        591,494     (2,448,197)    (1,856,703)
          Value Equity Fund                            11,835,394        767,151     (2,180,045)    (1,412,894)
          Basic Value Fund                              6,216,799        123,181       (638,058)      (514,877)
          Balanced Fund                                13,506,996        336,537     (2,474,231)    (2,137,694)

4. SHARES OF BENEFICIAL INTEREST

At June 30, 2002 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                                        EMERGING GROWTH EQUITY FUND              AGGRESSIVE GROWTH FUND
                                                    -----------------------------------   -----------------------------------
                                                    SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED     PERIOD ENDED
                                                      JUNE 30, 2002       DECEMBER 31,      JUNE 30, 2002      DECEMBER 31,
                                                       (UNAUDITED)           2001            (UNAUDITED)           2001
                                                    ----------------    ---------------   ----------------    ---------------
          Shares sold                                         85,099            120,997            106,514            270,457
          Shares repurchased                                 (37,053)           (90,685)           (56,958)               (14)
          Distributions reinvested                                --                262                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
          Net increase                                        48,046             30,574             49,556            270,443
          Fund shares:
              Beginning of period                            912,069            881,495            270,443                 --
                                                     ---------------    ---------------    ---------------    ---------------
              End of period                                  960,115            912,069            319,999            270,443
                                                     ===============    ===============    ===============    ===============

                                       57

                                                         CAPITAL APPRECIATION FUND                FOCUSED EQUITY FUND
                                                    -----------------------------------   -----------------------------------
                                                    SIX MONTHS ENDED     PERIOD ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                      JUNE 30, 2002      DECEMBER 31,       JUNE 30, 2002      DECEMBER 31,
                                                      (UNAUDITED)           2001             (UNAUDITED)           2001
                                                    ----------------    ---------------   ----------------    ---------------
          Shares sold                                         68,705            309,895             91,707            153,386
          Shares repurchased                                  (3,196)              (314)           (50,032)           (27,740)
          Distributions reinvested                                --                 --                 --                526
                                                     ---------------    ---------------    ---------------    ---------------
          Net increase                                        65,509            309,581             41,675            126,172
          Fund shares:
              Beginning of period                            309,581                 --            876,094            749,922
                                                     ---------------    ---------------    ---------------    ---------------
              End of period                                  375,090            309,581            917,769            876,094
                                                     ===============    ===============    ===============    ===============

                                                          DIVERSIFIED MID-CAP FUND                MID CAP VALUE FUND
                                                    -----------------------------------   -----------------------------------
                                                    SIX MONTHS ENDED     PERIOD ENDED     SIX MONTHS ENDED     PERIOD ENDED
                                                     JUNE 30, 2002       DECEMBER 31,       JUNE 30, 2002      DECEMBER 31,
                                                      (UNAUDITED)            2001            (UNAUDITED)           2001
                                                    ----------------    ---------------   ----------------    ---------------
          Shares sold                                        162,237            325,045            299,932            262,381
          Shares repurchased                                  (6,590)              (505)           (14,035)              (159)
          Distributions reinvested                                --                212                 --                909
                                                     ---------------    ---------------    ---------------    ---------------
          Net increase                                       155,647            324,752            285,897            263,131
          Fund shares:
              Beginning of period                            324,752                 --            263,131                 --
                                                     ---------------    ---------------    ---------------    ---------------
              End of period                                  480,399            324,752            549,028            263,131
                                                     ===============    ===============    ===============    ===============

                                                             GROWTH EQUITY FUND                      BLUE CHIP FUND
                                                    -----------------------------------   -----------------------------------
                                                    SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED     PERIOD ENDED
                                                      JUNE 30, 2002       DECEMBER 31,      JUNE 30, 2002      DECEMBER 31,
                                                       (UNAUDITED)           2001            (UNAUDITED)           2001
                                                    ----------------    ---------------   ----------------    ---------------
          Shares sold                                        215,025            194,089            179,445            274,764
          Shares repurchased                                 (90,512)           (40,723)              (900)            (2,889)
          Distributions reinvested                                --                 32                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
          Net increase                                       124,513            153,398            178,545            271,875
          Fund shares:
              Beginning of period                            947,032            793,634            271,875                 --
                                                     ---------------    ---------------    ---------------    ---------------
              End of period                                1,071,545            947,032            450,420            271,875
                                                     ===============    ===============    ===============    ===============

                                       58

                                                          DISCIPLINED EQUITY FUND                   VALUE EQUITY FUND
                                                    -----------------------------------   -----------------------------------
                                                    SIX MONTHS ENDED       YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                      JUNE 30, 2002       DECEMBER 31,      JUNE 30, 2002      DECEMBER 31,
                                                       (UNAUDITED)           2001            (UNAUDITED)           2001
                                                    ----------------    ---------------   ----------------    ---------------
          Shares sold                                        180,773            159,731            245,778            262,578
          Shares repurchased                                 (18,933)           (39,321)           (13,883)           (62,906)
          Distributions reinvested                                --              3,194                 --             26,641
                                                     ---------------    ---------------    ---------------    ---------------
          Net increase                                       161,840            123,604            231,895            226,313
          Fund shares:
              Beginning of period                          1,352,398          1,228,794            969,797            743,484
                                                     ---------------    ---------------    ---------------    ---------------
              End of period                                1,514,238          1,352,398          1,201,692            969,797
                                                     ===============    ===============    ===============    ===============

                                                              BASIC VALUE FUND                       BALANCED FUND
                                                    -----------------------------------   -----------------------------------
                                                    SIX MONTHS ENDED      PERIOD ENDED    SIX MONTHS ENDED      YEAR ENDED
                                                      JUNE 30, 2002       DECEMBER 31,      JUNE 30, 2002       DECEMBER 31,
                                                       (UNAUDITED)           2001            (UNAUDITED)           2001
                                                    ----------------    ---------------   ----------------    ---------------
          Shares sold                                        405,393            295,563            406,535            278,080
          Shares repurchased                                  (5,706)              (541)           (40,906)           (27,275)
          Distributions reinvested                                --                 37                 --             72,982
                                                     ---------------    ---------------    ---------------    ---------------
          Net increase                                       399,687            295,059            365,629            323,787
          Fund shares:
              Beginning of period                            295,059                 --          1,069,403            745,616
                                                     ---------------    ---------------    ---------------    ---------------
              End of period                                  694,746            295,059          1,435,032          1,069,403
                                                     ===============    ===============    ===============    ===============

                                       59